UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford HLS Funds
Annual Report
December 31, 2023

■ Hartford Balanced HLS Fund
■ Hartford Capital Appreciation HLS Fund
■ Hartford Disciplined Equity HLS Fund
■ Hartford Dividend and Growth HLS Fund
■ Hartford Healthcare HLS Fund
■ Hartford International Opportunities HLS Fund
■ Hartford MidCap HLS Fund
■ Hartford Small Cap Growth HLS Fund
■ Hartford Small Company HLS Fund
■ Hartford Stock HLS Fund
■ Hartford Total Return Bond HLS Fund
■ Hartford Ultrashort Bond HLS Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford HLS Funds. The following is the Funds’ Annual Report covering the period from January 1, 2023 to December 31, 2023.
Market Review
During the 12 months ended December 31, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 26.29%. While performance was strong during the period, it was a turbulent, up-and-down ride for investors almost from start to finish. For example, a January 2023 equity rally followed a surprise drop in the Consumer Price Index (CPI),2 briefly raising hopes for an early pivot by the Federal Reserve (Fed) on its interest-rate hiking strategy. Nonetheless, Fed Chair Jerome Powell quickly reaffirmed the central bank's higher-for-longer policy stance, triggering a February 2023 sell-off.
Similarly, a promising late-spring equity rally lost steam in the face of rising U.S. Treasury yields, sending stocks lower in mid-July 2023. But in mid-December 2023, when the Fed began signaling the possibility of rate cuts in 2024,  stocks rose once again, right up until the end of the month. The push and pull between investor optimism versus the Fed's periodic declarations of policy resolve became something of a regular feature of market performance during the period.
The March 2023 banking crisis prompted by the collapse of Silicon Valley Bank and Signature Bank provided a major jolt to investor confidence as the impact of higher interest rates briefly raised the specter of U.S. financial instability. The Fed’s quick action to provide extra liquidity to the banking system, in combination with the balm of continued price moderation, went a long way in quelling fears of financial contagion.
Indeed, the June 2023 CPI report showed an annual inflation rate of only 3%, leaving the Fed with plenty of room to pause rate hikes in the same month. By November 2023, annual inflation was rising by 3.1%.
Yet another jolt to markets occurred in May 2023 as an unexpectedly positive forward-guidance report from chipmaker NVIDIA helped kick off a fresh equity rally, lifting the value of several growth-oriented companies linked to artificial-intelligence technology. The rally continued through July 2023 before finally cooling off amidst a sudden surge in U.S. Treasury yields. In mid-October 2023, the bellwether 10-Year Treasury note closed at 4.98% amid a growing sense that hoped-for interest-rate cuts would be delayed once more in the face of unexpected economic resilience.
By December 2023, continued progress on the inflation front prompted the Fed, once again, to pause rate hikes and, for the first time, to publicly declare the likelihood of interest-rate cuts sometime in 2024. Markets interpreted the Fed pivot as a signal to launch yet another equity rally, one that saw the S&P 500 Index close at 4,781.58 on December 27, 2023, only 15 points below its all-time high.
As of the end of the period, market participants found themselves closely reexamining the Federal Open Market Committee December 2023 meeting minutes for clues of future direction—mindful that any near-term resumption in inflation or even a hint of recession could change the timetable for rate cuts. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford HLS Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford HLS Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford HLS Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio Manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class IA shares. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Balanced HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 03/31/1983 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	14.78%	10.26%	7.61%
Class IB	14.50%	9.99%	7.34%
60% S&P 500 Index/ 35% Bloomberg US Government/Credit Bond Index/ 5% ICE BofA US 3-Month Treasury Bill Index[1]	17.75%	10.16%	8.13%
S&P 500 Index	26.29%	15.69%	12.03%
Bloomberg US Government/Credit Bond Index	5.72%	1.41%	1.97%
ICE BofA US 3-Month Treasury Bill Index	5.01%	1.88%	1.25%

[1]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.66% and 0.91%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

2

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Loren L. Moran, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Balanced HLS Fund returned 14.78% for the twelve-month period ended December 31, 2023, underperforming the Fund’s custom benchmark, which is comprised of 60% S&P 500 Index/ 35% Bloomberg US Government/Credit Bond Index/ 5% ICE BofA US 3-Month Treasury Bill Index, which returned 17.75% for the same period. Individually, the S&P 500 Index, Bloomberg US Government/Credit Bond Index, and ICE BofA US 3-Month Treasury Bill Index returned 26.29%, 5.72%, and 5.01%, respectively, during the period. For the same period, the Class IA shares of the Fund also underperformed the 15.59% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose during the twelve-month period ended on December 31, 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady Gross Domestic Product (GDP) growth. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 0.25% in February and March, to a range between 4.75% – 5%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the
U.S. economy after GDP in the second quarter grew at a 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 basis points of interest-rate cuts in 2024.
During the twelve-month period, nine of the eleven sectors within the S&P 500 Index posted positive results, with the Information Technology (57.65%), Communication Services (55.80%), and Consumer Discretionary (42.23%) sectors performing the best. Conversely, the Utilities (-7.08%) and Energy (-1.33%) sectors performed the worst with negative returns.
Global fixed income sectors generated positive total returns during the trailing twelve months ended December 31, 2023 despite elevated interest rate volatility over most of the period. The Bloomberg US Aggregate Bond Index returned 5.53% during the period. Higher-yielding sectors generally performed best, benefiting from their coupon advantage, and spread tightening. Global sovereign debt yields ended mixed. Yields rose earlier in the period amid multiple rate increases from the Fed and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.
The underperformance of the equity portion of the Fund versus the S&P 500 Index was mainly driven by security selection during the period. Weak selection within the Information Technology, Consumer Discretionary, and Industrials sectors was partially offset by stronger selection in the Financials, Healthcare, and Real Estate sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance due to the Fund’s overweight position in the Healthcare sector, underweight position to the Information Technology sector, and overweight position to the Financials sector. This was partially offset by the Fund’s underweights to the Consumer Staples, Energy, and Utilities sectors.

3

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

From a security selection perspective, within the equity portion of the Fund, not holding NVIDIA (Information Technology) and Meta Platforms (Communication Services), as well as an overweight position in Pfizer (Healthcare), were the top detractors from relative performance during the period. Not owning benchmark constituents NVIDIA or Meta Platforms weighed on relative performance as shares of both companies rose during the period. NVIDIA reported strong quarterly revenue over the period driven by data center demand on the growing need of chips for generative artificial intelligence and language learning models. Meta Platforms also reported strong quarterly results consecutively throughout the period. The company boosted its stock buyback authorization by $40 billion earlier in the period and went through layoffs as part of their cost cutting initiative which significantly benefited the company’s operating margin. Shares of Pfizer fell during the period. The company reported mixed results for their obesity and diabetes drugs study. Soft demand for Covid related products added further pressure to the company's shares.
Top contributors to relative performance within the equity portion of the Fund during the period included an overweight position in Salesforce (Information Technology), an out-of-benchmark position in Ares Management (Financials), as well as an overweight position in Alphabet (Communication Services). Shares of Salesforce rose as the company reported quarterly earnings which beat expectations consecutively. Strong demand, cost cutting measures including layoffs, and their price increase announcement all benefited the profitability outlook for the company. Shares of Ares Management rose during the period on the back of fundraising momentum, new commitments, and easing inflation in 2023. Shares of Alphabet rose during the period as quarterly earnings beat expectations consecutively. Revenue growth in the cloud computing unit, stabilizing ad demand, potential upside driven by AI, and cost management all contributed positively to the positive market sentiment.
The fixed-income portion of the Fund outperformed the Bloomberg US Government/Credit Bond Index during the period. Security selection within investment-grade corporate credit was the primary driver of relative outperformance, particularly within the Industrials, Financial Institutions, and Utilities sectors. An overweight to the Financial Institutions sector also contributed positively to relative returns. An underweight to the Industrials sector and an overweight to the Utilities sector detracted from performance over the period. Within non-corporate credit, an underweight to supranational bonds and security selection within taxable municipal bonds contributed positively to relative performance over the period. Additionally, out-of-benchmark allocations to commercial mortgage-backed securities (CMBS) had a positive impact on relative performance. Conversely, out-of-benchmark exposure to agency mortgage-backed securities (agency MBS) detracted from relative performance during the period. Asset backed securities (ABS) had a negligible impact on performance. Duration and yield curve positioning had a positive impact on relative performance over the period where credit spread duration positioning detracted from performance.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
In the equity allocation of the Fund, as of the end of the period, we continue to focus on seeking high-quality businesses that we believe have attractive valuation and capital returns. We take a balanced approach to portfolio construction—not leaning too heavily on any one scenario—and we always strive to upgrade the quality of the positions within the Fund. Within equities, the Fund ended the period with its largest overweight in the Financials sector and the largest underweight in the Consumer Staples sector.
In the fixed income portion of the Fund, we maintain a very modestly procyclical stance as of the end of the period. Markets enjoyed a substantial boost in the latter part of 2023 on the back of receding inflation data and dovish pivots from global central banks that drove a full embrace of expectations for a soft landing with modestly below trend growth, a gradual rise in unemployment and easing monetary policy to minimize the impact to the real economy.  That said, we believe valuations for risk assets and lower yields have priced in much of this good news and we remain cognizant of the balance of risks around the real economy, monetary policy and geopolitics. In our view, the lagged impacts of a rapid tightening campaign are finally starting to show signs of slowing economic growth but have had a less pronounced impact on inflation than expected. Central banks remain in an uneasy position with resilient employment leads and inflation still above target and an unclear path toward achieving/sustaining 2% inflation. On balance, we are beginning to see early signs of weakening growth as consumer demand ebbs alongside the depletion of excess savings that support a softer landing.
Investment grade credit fundamentals remain strong but appear to have peaked and have shown some deterioration both in leverage and interest coverage, in our view. While financial conditions tightened meaningfully in 2022 and 2023, we believe the lagged impacts are still emerging. Corporate fundamentals have been more resilient than expected post the Silicon Valley Bank failure given the success of the Fed’s Bank Term Funding Program and substantial excess savings for the consumer. The Investment Grade cohort has maintained high-quality balance sheets and has been relatively insulated from rising rates given long term debt maturity profiles.  We have seen a substantial change in issuance activity from corporates given higher rates as many issuers shy away from issuing longer duration debt. We believe this supply response, at a time where all in yields are attractive to many long duration buyers, has driven a substantial flattening in credit curves.
Our concerns around the economic cycle, coupled with relatively tight credit valuations, has pushed us to reduce the Fund’s exposure to cyclical issuers with less resilient cash flow generation profiles and highly levered balance sheets as of the end of the period. While headline index spreads have tightened to around the 25th percentile, we believe there is substantial variability underlying this cohort with the greatest value in the intermediate duration part of the market and within the financial sector. Despite higher all-in yields, we are most cautious on the long duration segment given weakening fundamentals and tight spreads that offer little cushion against widening. From a sector perspective, as of the end of the period, we maintained an overweight in the Utilities sector and some parts of insurance where valuations are attractive in our view. In non-corporate credit, as of the
4

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

end of the period, we are positive on taxable municipals as we think the sector still provides diversification and comprises high-quality issuers that have benefited from fiscal support.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities' risks include credit, interest-rate, prepayment, and extension risk. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Security Type(1)
as of 12/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	66.0%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	1.4%
Corporate Bonds	12.4
Municipal Bonds	0.8
U.S. Government Agencies(2)	0.8
U.S. Government Securities	17.8
Total	33.2%
Short-Term Investments	0.3
Other Assets & Liabilities	0.5
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2023.
5

Hartford Capital Appreciation HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 04/02/1984 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	20.00%	13.30%	9.27%
Class IB	19.70%	13.02%	9.00%
Class IC	19.38%	12.73%	8.73%
Russell 3000 Index	25.96%	15.16%	11.48%
S&P 500 Index	26.29%	15.69%	12.03%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class IC shares commenced operations on 04/30/2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares, Class IB shares and Class IC shares were 0.67%, 0.92% and 1.17%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

6

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 20.00% for the twelve-month period ended December 31, 2023, underperforming the Fund’s primary benchmark, the Russell 3000 Index, which returned 25.96% for the same period, and the Fund’s secondary benchmark, the S&P 500 Index, which returned 26.29% for the same period. For the same period, the Class IA shares of the Fund underperformed the 21.37% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Index, posted positive results over the trailing twelve-month period ended December 31, 2023. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75% – 5%.
U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI).  U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after Gross Domestic Product in the second quarter grew at a surprisingly strong 2.1% annualized rate.
U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in
December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
Returns varied by market cap during the period; mid-cap and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, underperformed large-cap equities, as measured by the S&P 500 Index. Nine of eleven sectors in the Russell 3000 Index had positive returns during the period. The Information Technology (56.3%), Communication Services (53.1%), and Consumer Discretionary (40.0%) sectors were the top performers.
Security selection was the driver of the Fund’s underperformance relative to the Russell 3000 Index during the period. Weak stock selection in the Information Technology, Consumer Discretionary, and Industrials sectors was partially offset by stronger selection in the Energy, Communication Services, and Materials sectors during the period. Sector allocation, a residual of the bottom-up security selection process, also detracted from relative performance during the period. An underweight exposure to the Information Technology sector detracted most, while an underweight exposure to the Energy sector contributed positively to relative performance.
Style had a negative impact on relative performance during the period, driven by the Fund’s overweight exposure to what we view to be lower risk companies relative to the Russell 3000 Index. This was partially offset by the positive impact from the Fund’s overweight exposure to the most liquid names and its smaller cap footprint relative to the Russell 3000 Index.
The largest detractors from performance relative to the Russell 3000 Index during the period were underweight positions in Apple (Information Technology) and NVIDIA (Information Technology) along with an overweight position in Pfizer (Healthcare). Shares of iPhone maker Apple ended the period higher on the back of growing revenue in its Services and iPhones segments, with the iPhone install base reaching an all-time high early in the year. We increased the Fund’s exposure to Apple over the period but the Fund remained underweight relative to the benchmark.  NVIDIA is a supplier of graphics processing units for PCs, workstations, gaming consoles, and mobile devices. Shares benefited from strong earnings over the period driven by surging demand for chips used in AI and learning language models. We maintain the Fund’s underweight position relative to the benchmark as of the end of the period.  Pfizer is a U.S.-based pharmaceutical company. Shares fell over the period as declining demand for the company’s COVID-19 products weighed on its revenue outlook for the year. We reduced the Fund’s overweight position

7

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

relative to the Russell 3000 Index during the period. Pfizer (Healthcare) and FMC (Materials) were the top detractors from absolute performance during the period.
The largest contributors to performance relative to the Russell 3000 Index over the period were not holding Exxon Mobil (Energy) or Chevron (Energy) as well as an overweight position in Meta Platforms (Communication Services). Exxon Mobil and Chevron are both American multinational oil and gas corporations. Shares of both companies declined over the year as oil prices fell amid concerns about global fuel demand. Oil production outside OPEC reached record levels. We continue to not hold Exxon Mobil or Chevron in the Fund as of the end of the period. Shares of U.S.-based social networking company Meta Platforms gained over the period as user engagement, bolstered by an improved AI powered recommendation engine, continued to exceed market expectations and top line acceleration and capital discipline have helped drive earnings growth. We maintained the Fund’s overweight position relative to the Russell 3000 Index as of the end of the period.  Meta Platforms (Communication Services) and Microsoft (Information Technology) were the top contributors to absolute performance for the period.
During the period, the Fund, at times, used derivative instruments such as equity index futures to equitize cash or hedge market risk. During the period, the use of equity index futures contributed positively to performance relative to the Russell 3000 Index during the period.
What is the outlook as of the end of the period?
While equities rallied to finish out 2023, we believe the potential for downside risk remains as investors balance the impact a variety of macroeconomic uncertainties may have on equity markets. We expect volatility to persist as investors react to the ramifications of different central bank decisions across the globe, a challenging growth backdrop in China, and ever evolving geopolitical tensions. As allocators, we have a keen focus on risk management, and we seek to balance risks in the portfolio such that security selection drives results.
The Fund maintains structural exposures to sleeve managers that use a “quality” approach, a “value” approach, and a “growth” approach. We look to the sleeve managers’ stock selection skills to help navigate evolving markets and to seek to differentiate companies poised to perform well in this current market from those that may be more challenged.  Within the growth universe, we remain wary of heightened speculative risks associated with longer duration growth stocks and rely on our sleeve managers to seek to find stocks with strong long-term fundamentals. Within the value universe, we continue to be mindful of exposure to companies with elevated risk of becoming insolvent. We look to the value sleeve managers' security selection processes to seek to identify attractively valued companies that we believe are more likely to benefit in the current market environment while avoiding those that are not. We seek to balance these allocations with exposure to the quality sleeve manager who looks to own stable businesses. We continue to be mindful of the possible impacts that persistently higher interest rates could have on historically stable business models. We seek to create a portfolio diversified across style and philosophies to help navigate through changing market environments.
At the end of the period, the Fund’s largest overweights were to the Industrials and Healthcare sectors, while the largest underweights were to the Information Technology and Consumer Discretionary sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund's strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks are generally greater for investments in emerging markets. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.6%
Consumer Discretionary	8.5
Consumer Staples	7.1
Energy	3.0
Financials	13.1
Health Care	14.9
Industrials	12.8
Information Technology	21.1
Materials	3.2
Real Estate	3.3
Utilities	2.3
Total	97.9%
Short-Term Investments	0.9
Other Assets & Liabilities	1.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
8

Hartford Disciplined Equity HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 05/29/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	21.24%	14.32%	11.84%
Class IB	20.95%	14.03%	11.56%
Class IC	20.66%	13.75%	11.29%
S&P 500 Index	26.29%	15.69%	12.03%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class IC shares commenced operations on 09/18/2020. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares, Class IB shares and Class IC shares were 0.59%, 0.84% and 1.09%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

9

Hartford Disciplined Equity HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Mammen Chally, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
*	Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to Douglas W. McLane, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 21.24% for the twelve-month period ended December 31, 2023, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 26.29% for the same period.  For the same period, the Class IA shares of the Fund underperformed the 24.34% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose during the twelve-month period ended on December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady Gross Domestic Product (GDP) growth. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75% – 5%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
Returns varied by market-cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap stocks, as measured by the S&P MidCap 400 Index, and small-cap stocks, as measured by the Russell 2000 Index. During the twelve-month period, nine out of eleven sectors within the S&P 500 Index rose, led by the Information Technology (58%), Communication Services (56%), and Consumer Discretionary (42%) sectors. Utilities was the bottom performing sector, down (-7%) during the period.
Security selection was the primary driver of relative underperformance during the period. Selection within the Information Technology, Industrials, and Consumer Discretionary sectors detracted most while selection within the Healthcare, Communication Services, and Real Estate sectors contributed positively. Sector allocation, which is a residual of the bottom-up security selection process, also detracted from relative performance during the period. The overweight allocations to the Healthcare and Consumer Staples sectors and an underweight allocation to the Communication Services sector detracted the most. This was partially offset by underweight allocations to the Energy, Materials, and Real Estate sectors.
Top detractors from benchmark-relative performance over the period were underweight positions in NVIDIA (Information Technology) and Tesla (Consumer Discretionary) and an overweight in Meta Platforms (Communication Services). Shares of NVIDIA rose over the period after the chipmaker provided second-quarter revenue and gross margin outlook sharply above estimates, driven by strong data center demand on the growing need of chips for generative AI and language learning models. At the end of May, the company became the first chipmaker to achieve a $1 trillion market valuation. Shares of Tesla ended the period higher. The company's Model Y was the number one selling vehicle globally in the first quarter, with unit volume climbing 69% year-over-year, becoming the first Electric Vehicle to claim that

10

Hartford Disciplined Equity HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

title. Additionally, during a meeting with Foreign Minister Qin Gang in Beijing, CEO Elon Musk said he was willing to expand his business in China. Shares of Meta Platforms rose over the period after the company reported consistently positive results that beat expectations. Most recently, Meta reported the third quarter revenue of $34.15 billion, up 23%, and net income more than doubling to $11.58 billion. The company had a 40% operating margin in the third quarter, a two-year high, which was largely due to cost cutting efforts through a reduction in workforce.
The largest contributors to benchmark-relative performance over the period were not owning Johnson & Johnson (Healthcare) and Exxon Mobil (Energy) and an overweight position in Palo Alto Networks (Information Technology).   Shares of Johnson & Johnson fell during the period. The federal court voted against Johnson & Johnson’s attempt to use bankruptcy law via shell company LTL Management to transfer accountability for lawsuits related to their talc-based products. Johnson & Johnson now faces liabilities for over 38,000 lawsuits alleging that the company failed to warn consumers about cancer risks associated with these products. Shares of Exxon Mobil fell after a volatile year. The company fell as oil prices decreased on the back of have a negative view of sentiment that has taken over due to worries that the market is oversupplied from record oil production outside OPEC, notably the U.S. producing at a record pace. The company also reported third quarter 2023 earnings that saw earnings per share (EPS) and revenue miss consensus estimates while later announcing a target annual project spend of $22 – $27 billion through 2027. Shares of cybersecurity company Palo Alto Networks rose after revenue and earnings for the fiscal second quarter beat consensus estimates, driven by strength in the Product business. Management raised EPS guidance for fiscal year 2023 above the expected range.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
With increasingly dovish commentary and an updated Fed "dot plot" indicating several rate cuts in 2024, we believe the U.S. market has now fully embraced that the dramatic rate cycle which began in March 2022 has come to an end. There has been constructive evidence that inflationary trends are in fact moving downward towards the Fed's stated goal of 2%, yet what remains to be seen is the precise onset, cadence, and true depth of how interest rate cuts will be enacted. We believe any disappointment in the degree or timing of rate cuts could leave increasingly expectant markets susceptible to short-term weakness.
In our view, labor markets have remained resilient and continue to underpin the U.S. economy, and unemployment levels have not risen to the higher levels many expected would be required for the Federal Open Market Committee (FOMC) to reach its inflationary target. We believe that job security and employment prospects continue to provide confidence to the U.S. consumer, yet incremental challenges from rising student loan obligations, increased credit utilization at still-high rates and the complete drawdown of "excess savings" from all but the higher-end cohorts does remove some of the support that the U.S. consumer carried through last year.
An easing in the cost of capital for companies and consumers alike may be constructive for the U.S. economy and could lead to an improved housing market, increased merger and acquisition activity, and increasing levels of investment which we believe may benefit more rate-sensitive sectors, including the Financials sector. Further, we believe robust and continued innovation within the Technology sector promises to provide opportunities for driving productivity within the U.S. workforce as companies continue to explore the burgeoning capabilities that AI promises to bring.
In our view, 2024 will also bring pivotal elections in both Congress and the Executive branch that have important ramifications for the direction of markets. Given 2023 will have seen the U.S. government generate a budget deficit at close to 8% of GDP, the largest of any developed nation and well above the 3.7% level in 2022, the expected debate over fiscal restraint will be an important outcome for this market.
At the end of the period, the Fund’s largest overweights were to the Healthcare, Utilities, and Financials sectors, while the largest underweights were to the Industrials, Materials, and Real Estate sectors, relative to the benchmark.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.0%
Consumer Discretionary	10.6
Consumer Staples	5.5
Energy	3.5
Financials	13.6
Health Care	14.6
Industrials	7.5
Information Technology	28.4
Materials	1.5
Real Estate	1.7
Utilities	3.2
Total	99.1%
Short-Term Investments	0.1
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

Hartford Dividend and Growth HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 03/09/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	14.18%	13.72%	10.58%
Class IB	13.89%	13.44%	10.31%
S&P 500 Index	26.29%	15.69%	12.03%
Russell 1000 Value Index	11.46%	10.91%	8.40%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.65% and 0.90%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

12

Hartford Dividend and Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Senior  Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Brian J. Schmeer, CFA
Vice President and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 14.18% for the twelve-month period ended December 31, 2023, underperforming the Fund’s primary benchmark, the S&P 500 Index, which returned 26.29% for the same period, and outperforming the Fund’s secondary benchmark, the Russell 1000 Value Index, which returned 11.46% for the same period. For the same period, the Class IA shares of the Fund outperformed the 11.40% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose during the twelve-month period ended on December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady Gross Domestic Product (GDP) growth. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75% – 5%. In the second quarter, U.S. equities rose again largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI).  U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong 2.1% annualized rate.
U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed small-cap and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, nine out of eleven sectors within the S&P 500 Index rose, led by the Information Technology (58%), Communication Services (56%), and Consumer Discretionary (42%) sectors. Conversely, Energy (-1%) and Utilities (-7%) were the lone sectors with negative performance.
Sector allocation, a result of our bottom-up stock selection process, was the primary driver of the Fund’s underperformance relative to the S&P 500 Index over the period. Underweight allocations to the Information Technology, Consumer Discretionary, and an overweight allocation to the Utilities sectors detracted the most from relative performance but was marginally offset by an overweight allocation to the Communication Services sector. Security selection also detracted from relative returns during the period. Selection within the Information Technology, Healthcare, and Consumer Discretionary sectors contributed negatively while selection within the Energy and Utilities sectors contributed positively.
Top detractors from performance relative to the S&P 500 Index over the period included lack of exposure to benchmark constituents NVIDIA (Information Technology), Meta Platforms (Communication Services), and Amazon.com (Consumer Discretionary). Shares of NVIDIA surged over the period after the chipmaker provided third-quarter revenue forecast above expectations, indicating that demand for chips used in AI computing remains robust. The company also reported second-quarter revenue and gross margin outlook sharply above estimates, driven by strong data center demand on the growing need of chips for generative AI and language learning models. At the end of May, the company became the first chipmaker to achieve a $1 trillion market valuation. Shares of Meta Platforms rose over the period. The company reported better-than-forecast revenue

13

Hartford Dividend and Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

for the fourth quarter and boosted its stock buyback authorization by $40 billion. Strong full year results were buoyed by a rebound in online advertising and cost cutting. Shares of Amazon.com ended the period higher. Ongoing demand for AI is expected to benefit Amazon Web Services and increase demand for its cloud computing platforms. The e-commerce giant reported third quarter results that beat consensus estimates as revenue rose 13% compared to the prior quarter. The company saw sales growth within its Amazon Web Services (AWS) business as well as its third-party seller services and advertising units.
The Fund’s top contributors to performance relative to S&P 500 Index during the period were an overweight position in Alphabet (Communication Services), and lack of exposure to benchmark constituents Johnson & Johnson (Healthcare) and Exxon Mobil (Energy). Shares of Alphabet rose over the period on the back of the company’s moves in the rapidly expanding AI arena, like integrating generative AI results directly on top of Alphabet’s search results, and the incorporation of generative AI capabilities across its product suite. Quarterly results also topped consensus estimates due to revenue growth in the Search and Alphabet Cloud segments. Shares of Johnson & Johnson fell over the period. Shares were pressured by the announcement of slow production of COVID-19 vaccines due to weakening demand as well as mixed quarterly-earnings results that showed declining sales driven by waning COVID-19 vaccines and foreign exchange (FX) challenges. Additionally, costs related to the company’s spin-off of its consumer-health business as well as ongoing talc litigations remained an overhang. Shares of Exxon Mobil fell as oil prices decreased on the back of have a negative view of sentiment that has taken over due to worries that the market is oversupplied from record oil production outside OPEC, notably the U.S. producing at a record pace. The company also reported third quarter 2023 earnings that saw earnings per share and revenue miss consensus estimates.
The Fund did not utilize derivatives during the period.
What is the outlook as of the end of the period?
U.S. equities rallied to end the year. Broad gains were driven by declining yields and expectations for interest rate cuts in 2024. While we see a path for the Fed to cease rate increases, we believe the magnitude of rate cuts forecast for 2024 is likely too high. Despite an improving inflation environment, persistent labor market tightness and wage growth seem inconsistent with the expectation for a continual moderation in inflation in our view. Currently, we are not ruling out the potential for an inflation reacceleration in the latter half of the year.
Given the current wide range of outcomes, we remain focused on seeking to find companies with consistent pricing power, strong balance sheets, and sustainable and growing cash flows trading at attractive valuations. As of the end of the period, we remain cautious on valuation. We continue to believe that opportunistically investing in out of favor growth and cyclical names with positive risk/reward skews may provide upside potential while maintaining an overweight to more defensive segments (e.g., insurance, Healthcare services, consumer defensive) may provide the opportunity for upside participation while potentially insulating the portfolio from valuation-driven corrections.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.2%
Consumer Discretionary	3.2
Consumer Staples	6.6
Energy	7.5
Financials	16.7
Health Care	14.7
Industrials	7.5
Information Technology	19.6
Materials	4.7
Real Estate	3.3
Utilities	5.3
Total	98.3%
Short-Term Investments	0.8
Other Assets & Liabilities	0.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
14

Hartford Healthcare HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	4.11%	10.88%	10.18%
Class IB	3.81%	10.61%	9.89%
S&P Composite 1500 Health Care Index	1.92%	11.24%	11.32%
S&P 500 Index	26.29%	15.69%	12.03%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.91% and 1.16%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

15

Hartford Healthcare HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, PhD, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
David M. Khtikian, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
Fayyaz Mujtaba
Managing Director and Global Industry Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Healthcare HLS Fund returned 4.11% for the twelve-month period ended December 31, 2023, outperforming the S&P Composite 1500 Health Care Index, which returned 1.92% for the same period, while underperforming the S&P 500 Index, which returned 26.29% for the same period. For the same period, the Class IA shares of the Fund underperformed the 4.89% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) healthcare equities returned 1.92% for the period as measured by the S&P Composite 1500 Health Care Index, underperforming both the broader U.S. equity market, which returned 26.29% as measured by the S&P 500 Index, and the global equity market, which returned 24.42% during the period, as measured by the MSCI World Index. Within the S&P Composite 1500 Health Care Index, medical technology returned 4%, large-cap biopharma returned 2%, healthcare services returned 1%, mid-cap biopharma returned -8%, and small-cap biopharma returned -15% during the period.
The Fund outperformed the S&P Composite 1500 Health Care Index over the period, which was due primarily to favorable security selection decisions. Security selection was strongest in large-cap biopharma, mid-cap biopharma, and small-cap biopharma, while selection in medical technology was weakest. Sector allocation detracted from the Fund’s performance relative to the S&P Composite 1500 Health Care Index. The Fund’s overweight to mid-cap biopharma and small-cap biopharma detracted from relative performance during the period. This was partially offset by positive results from an overweight to healthcare services.
Johnson & Johnson (large-cap biopharma), Bristol-Myers Squibb (large-cap biopharma), and Seagen (large-cap biopharma) were the top contributors to performance relative to the S&P Composite 1500 Health Care Index over the period. Not holding a position in Johnson & Johnson, a constituent of the S&P Composite 1500 Health Care
Index, contributed positively to relative performance, as shares were pressured by multiple challenges over the year, including slowing demand for COVID-19 vaccines, costs related to the company’s spin-off of its consumer-health business, ongoing overhang from talc litigations, IRA drug price negotiations, and patent cliff challenges. An underweight to Bristol-Myers Squibb contributed positively to relative performance, as shares declined during the period. The company continued to suffer from patent cliff challenges. Bristol-Myers Squibb reported third quarter revenue decreased 2% year-over-year driven by multiple myeloma drug Revlimid. Globally, Revlimid sales fell 41% largely due to generic erosion. Six out of eight launch products missed revenue expectations and management downgraded mid-term launch product sales guidance. Shares of Seagen rose during the period on news that Pfizer would acquire the company at a premium of $229 per share for a total value of $43 billion. The acquisition was completed in December. Eli Lilly, Vertex Pharmaceuticals, and Zoetis were the top absolute contributors to the Fund’s performance during the period.
Intuitive Surgical (medical technology), AdaptHealth (healthcare services), and Aclaris Therapeutics (small-cap biopharma) detracted from results relative to the S&P Composite 1500 Health Care Index over the period. Not owning Intuitive Surgical detracted from relative performance as shares rose on the back of strong first quarter 2023 revenues driven by higher-than-expected procedure growth. Management raised procedure growth guidance for the full year and provided an improved outlook given the expectation of a return to normal utilization trend as patients return to healthcare providers post the COVID-19 pandemic. Shares of AdaptHealth fell after the company reported fourth quarter 2022 results showing weaker than expected earnings and revenues. Management of AdaptHealth cited larger impacts from revenue mix and cost pressures than previously expected and ultimately lowered its revenue outlook for 2023. We subsequently eliminated the position in the Fund. Shares of Aclaris Therapeutics fell during the period, most recently as the company announced disappointing top-line results from its Phase 2b study of oral MK2 inhibitor zunsemetinib for the treatment of rheumatoid arthritis. The results did not meet the primary endpoint of an ACR20 response after 12 weeks nor did they meet the secondary endpoints of

16

Hartford Healthcare HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

ACR50 response, ACR70 response or DAS28-CRP. The trial will now be discontinued. Top detractors from absolute performance included Pfizer, Illumina, and AdaptHealth.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we have a positive outlook across the Healthcare opportunity set. We believe groundbreaking innovation, supportive valuations and business models positioned to show resilience through the cycle may benefit long-term investors in the sector.
Biopharma remains a rich environment for innovation in our view. We are excited about developments in GLP-1 and next generation metabolic medicines, ADCs for cancer treatment, and various forms of genetic medicines. We remain selective in large-cap biopharma, where regulatory challenges (patent cliffs, IRA) affect companies inequitably. We believe small and mid-cap biopharma companies remain well positioned as sources of innovation and potential solutions to pipeline gaps for larger companies. Market sentiment may continue to improve with a more supportive interest rate backdrop and increasing merger and acquisition activity in our view. In the U.S., we continue to watch next steps in Inflation Reduction Act policy implementation, but we believe valuations remain attractive and recent clinical readouts continue to support robust growth assumptions for major indications.
We believe medical technology innovation has never been stronger due to advancements in technology development, engineering capabilities and integrated informatics. We believe recent volatility and disruption across the subsector have created new investment opportunity, particularly across many small and mid-cap companies and life science tools companies, where valuations look attractive. Many stocks hit by GLP-1 fears last year saw a modest recovery in the fourth quarter; we continue to monitor these stocks and anticipate incremental opportunity to invest behind market mispricing in the future.
We believe healthcare services companies remain well-positioned to help solve the societal challenge of rising healthcare costs, and some may benefit from the ongoing transition from a fee-for-service to a fee-for-value care system. We believe managed care remains attractive in light of better clarity on cost and Medicaid reenrollment trends. Broadly, we favor companies focused on improving patient outcomes while reining in costs.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, changes in funding or subsidies, patent and intellectual property considerations, intense competitive pressures, rapid technological changes, long and costly process for obtaining product approval by government agencies, potential product obsolescence, rising cost of medical products and services, and price volatility risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 12/31/2023
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	17.7%
Commercial Services & Supplies	0.5
Health Care Equipment & Supplies	15.3
Health Care Providers & Services	23.5
Health Care Technology	0.6
Life Sciences Tools & Services	12.6
Pharmaceuticals	28.6
Total	98.8%
Short-Term Investments	0.7
Other Assets & Liabilities	0.5
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
17

Hartford International Opportunities HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 07/02/1990 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	11.72%	8.47%	4.24%
Class IB	11.45%	8.20%	3.98%
MSCI ACWI ex USA Index (Net)	15.62%	7.08%	3.83%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.75% and 1.00%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

18

Hartford International Opportunities HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
*	Nicolas M. Choumenkovitch announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Choumenkovitch’s portfolio management responsibilities will transition to Tara C. Stilwell, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford International Opportunities HLS Fund returned 11.72% for the twelve-month period ended December 31, 2023, underperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 15.62% for the same period. For the same period, the Class IA shares of the Fund underperformed the 15.97% average return of the Lipper International Large-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended December 31, 2023, international equities rose 15.62% as measured by the MSCI ACWI ex USA Index (Net) amid easing inflation, optimism for lower interest rates, and resilient economic performance amid major geopolitical events. Global equities rose in the first quarter. Economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Major central banks continued to raise interest rates, but financial stresses and persistent inflation muddied the outlook for central bank policy. Global equities also rose in the second quarter as declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices kept pressure on central banks to keep interest rates higher for longer. Global equities fell in the third quarter as market sentiment was dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. In a potential step toward phasing out Japan’s ultra-easy monetary policy, the Bank of Japan (BOJ) allowed greater flexibility for government bond yields to fluctuate but ultimately held rates stable. Global equities ended the fourth quarter higher. The U.S. Federal Reserve (Fed) surprised markets by signaling lower interest rates in 2024, sparking a stock rally that rippled across the globe and increasing speculation for sharp reductions in policy rates across developed markets in 2024. China’s economy rebounded, with third-quarter Gross Domestic Product (GDP) expanding by 4.9% from a year ago. Nonetheless, a deepening slump in the property sector burdened the country’s recovery and investor sentiment. The Brent crude oil price dropped below $80 per barrel amid higher U.S. output and OPEC+ countries struggling to agree on production cuts.
Within the MSCI ACWI ex USA Index (Net), all eleven sectors posted positive returns during the period; the Information Technology (36.88%), Industrials (23.80%), and Financials (17.01%) sectors posted the largest gains.
Security selection detracted from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period. Weak security selection in the Consumer Discretionary, Consumer Staples, and Utilities sectors detracted from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net), while stronger selection in the Industrials, Information Technology, and Real Estate sectors contributed positively to performance during the period. Sector allocation, a result of our bottom-up security selection process, contributed positively to relative performance during the period. The Fund’s underweight to the Real Estate sector as well as overweights to the Industrials and Information Technology sectors benefited results, while overweights to the Healthcare and Utilities sectors detracted from performance during the period. On a regional basis, security selection was weakest within Emerging Markets and the United Kingdom for the period.
Top detractors to the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period included Anglo American (Materials), Meituan (Consumer Discretionary), and Li Ning (Consumer Discretionary). Shares of Anglo American fell over the period. The British multinational mining company cut its production outlook through 2026 to levels significantly below estimates in an effort to reduce costs. Notably, the company also lowered its 2024 output target for copper. Shares of Chinese food delivery and services platform, Meituan, fell during the period. This came as management said it expects fourth-quarter revenue growth for its core food delivery business to slow versus the preceding quarter. It noted persistent consumer caution and warmer winter weather in China as causes. The company also reported third-quarter adjusted net income that beat consensus estimates. We eliminated the Fund’s position in Meituan during the period. Shares of Li Ning, a Chinese sportswear company, fell during the period. Despite posting revenue gains for the first half of 2023, the company reported third quarter 2023 retail sales that missed market expectation and lowered its full-year revenue guidance for 2023, citing weak sales on channel conflicts and worsening

19

Hartford International Opportunities HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

macroeconomic conditions. Unauthorized sales outside its designated markets had also negatively affected the company's revenue and margins in the second half of 2023. We eliminated the Fund’s position in Li Ning during the period.
Larsen & Toubro (Industrials), Ferrari (Consumer Discretionary), and BAE Systems (Industrials) were among the top contributors to performance relative to the MSCI ACWI ex USA Index (Net) during the period. Shares of Larsen & Toubro, the Indian conglomerate, rose during the period. The company released first quarter 2024 results that saw earnings per share (EPS) and revenue beat consensus estimates while management reiterated full-year guidance. Saudi Aramco picked the company as one of the contractors for its $10B expansion project for unconventional gas production. The company also announced that it will begin chip design and manufacturing through a new venture, L&T Semiconductor Technologies. Shares of Ferrari rose during the period. The Italian automaker released strong quarterly results throughout the year due to higher pricing and robust demand in the Americas and China. Management maintained their full-year upbeat guidance. Shares of BAE Systems, a British multinational defense, security, and aerospace company, rose over the period. The company was awarded 3.95 billion pounds by the U.K. government for the next phase of its nuclear-powered attack submarine program. The company also saw new potential business opportunities with the emergence of the heightened military conflict between Israel and Hamas.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
International markets were largely positive in the fourth quarter, as declining inflation and lower bond yields improved investor sentiment. As we look towards 2024, we believe volatility may remain elevated as the market continues to be acutely focused on macroeconomic issues such as the direction and level of rates, and geopolitical tensions in certain regions around the world. Given the uncertainty around the outlook for markets, we continue to take a moderate pace to our decision-making and seek to maintain a well-balanced portfolio.
Although we believe markets will likely continue to be choppy as we get more clarity on the path forward, we are seeking to take advantage of the volatility by investing in companies with improving or sustainable returns on capital that we believe are underappreciated by the market.
At the end of the period, the Fund’s largest overweights were in the Information Technology and Industrials sectors relative to the MSCI ACWI ex USA Index (Net), while the Fund’s largest underweights were to the Materials and Communications Services sectors. From a regional perspective, the Fund’s largest overweights were to the United Kingdom and Developed EU & Middle East ex UK, and the Fund was most underweight to Emerging Markets, relative to the MSCI ACWI ex USA Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund may have high portfolio turnover, which could increase its transaction costs. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.4%
Consumer Discretionary	10.3
Consumer Staples	6.7
Energy	7.0
Financials	19.3
Health Care	9.7
Industrials	15.6
Information Technology	17.0
Materials	6.1
Real Estate	0.6
Utilities	3.2
Total	98.9%
Short-Term Investments	0.4
Other Assets & Liabilities	0.7
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
20

Hartford MidCap HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 07/14/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	14.87%	9.70%	8.77%
Class IB	14.54%	9.42%	8.50%
S&P MidCap 400 Index	16.44%	12.62%	9.27%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.72% and 0.97%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

21

Hartford MidCap HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford MidCap HLS Fund returned 14.87% for the twelve-month period ended December 31, 2023, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 16.44% for the same period.  For the same period, the Class IA shares of the Fund underperformed the 21.18% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose during the twelve-month period ended on December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady Gross Domestic Product (GDP) growth. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75% – 5%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
Returns during the period varied by market cap. Mid-cap stocks, as measured by the S&P MidCap 400 Index, underperformed large-cap and small-cap stocks, as measured by the S&P 500 Index and the Russell 2000 Index. Within the S&P MidCap 400 Index, nine out of the eleven sectors posted positive returns during the period. The
Industrials (+31.49%), Information Technology (+28.47%), and Communication Discretionary (+24.28%) sectors performed the best, while the Utilities (-13.21%) and Communication Services (-7.49%) sectors performed the worst.
The Fund underperformed the S& P MidCap 400 Index during the period primarily because of negative security selection. Selection effects were particularly weak within the Financials, Healthcare, and Consumer Discretionary sectors. This was partially offset by strong selection in the Information Technology and Communication Services sectors, which contributed positively to performance during the period. Sector allocation, a result of our bottom-up stock selection process, contributed positively to the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an overweight allocation to the Information Technology sector and an underweight to the Utilities and Financials sectors. This positive contribution was partially offset by an overweight to the Healthcare sector and underweight to the Consumer Discretionary and Materials sectors which detracted from performance.
Top detractors from the Fund’s relative performance for the period included Insulet (Healthcare), Chewy (Consumer Discretionary), and First Republic Bank (Financials). Insulet is an innovative medical device company dedicated to making the lives of people with diabetes and other conditions easier with its Omnipod product platform. Shares of Insulet fell over the period on concerns that the uptake of weight loss drugs could lower incidence rates of diabetes and soften demand for the company’s insulin pumps. Shares of online pet retailer Chewy fell over the period despite reporting positive earnings for the first and second quarter. The company announced David Reeder as the new CFO in December and laid off hundreds of employees in November. Management provided cautious commentary regarding customers trading down to lower-priced pet food amid high inflation and a decrease in active customers of 0.6% year over year. Shares of First Republic Bank fell sharply during the first quarter on fears a wave of banking failures could hit the regional lender. U.S. officials determined First Republic Bank was stable enough to operate without immediate intervention at the onset of the banking turmoil. News then surfaced that officials were considering additional support to allow First Republic Bank more time to make balance sheet adjustments. The share price has bottomed out and not recovered as of the end of the period.
Top contributors to relative performance during the period included MongoDB (Information Technology), Apellis Pharmaceuticals (Healthcare), and Fair Isaac (Information Technology). Shares of MongoDB, a source-available, cross-platform, document-oriented

22

Hartford MidCap HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

database program, rose over the period primarily after the company reported blowout fiscal first-quarter earnings and lifted its full-year guidance. The company also acquired 2,300 new customers, their highest in over two years. MongoDB also introduced an AI-Powered automation feature for Query. Shares of Apellis Pharmaceuticals rose over the period despite a volatile year. Shares fell sharply as management disclosed that six occurrences of retinal vasculitis had been reported in patients following the first injection of the company’s new eye injection medication Syfovre. However, Syfovre rebounded, and the company reported strong third-quarter 2023 revenue results for the new drug which treats geographic atrophy secondary to age-related macular degeneration. Shares of data analytics company, Fair Isaac (FICO), rose over the period after the company reported positive third and fourth quarter earnings that beat analysts’ expectations. Software revenues, which include FICO’s analytics and digital decisioning technology, as well as associated professional services, increased 11.2% year over year to $194.2 million. The company also raised fiscal year 2023 guidance and expected revenues to be $1.675 billion.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Our belief that business fundamentals will drive stock prices moving forward remains unchanged. While rate expectations have continued to drive market sentiment in the short-term, the valuation paradigm of negative real interest rates has changed dramatically in our view. Within this environment, we are choosing to focus on businesses that we believe have more control over their own destiny.
At the end of the period, the Fund’s largest overweights were to the Healthcare and Information Technology sectors and most underweight to Real Estate, Materials and Financials sectors relative to the S&P MidCap 400 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.7%
Consumer Discretionary	12.4
Consumer Staples	1.5
Energy	4.3
Financials	11.6
Health Care	21.4
Industrials	20.4
Information Technology	21.8
Materials	2.4
Real Estate	1.3
Utilities	0.8
Total	99.6%
Short-Term Investments	0.0 *
Other Assets & Liabilities	0.4
Total	100.0%

*	Percentage rounds to zero.

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
23

Hartford Small Cap Growth HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 05/02/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	18.42%	9.78%	7.17%
Class IB	18.14%	9.50%	6.91%
Russell 2000 Growth Index	18.66%	9.22%	7.16%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.64% and 0.89%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

24

Hartford Small Cap Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Mammen Chally, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
*	Mammen Chally, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Chally’s portfolio management responsibilities will transition to David A. Siegle, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Small Cap Growth HLS Fund returned 18.42% for the twelve-month period ended December 31, 2023, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 18.66% for the same period. For the same period, the Class IA shares of the Fund outperformed the 16.76% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose during the twelve-month period ended on December 31, 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady Gross Domestic Product (GDP) growth. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75% – 5%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential, growth prospects, and exuberance surrounding generative artificial intelligence (AI). U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
Returns varied by market-cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap stocks, as measured by the S&P MidCap 400 Index and small-cap stocks, as measured by the Russell 2000 Index. Ten of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. Consumer staples (+28%), Information Technology (26%), and Industrials (25%) rose the most during the period, while Utilities (-2%) was the worst performing sector during the period.
Security selection was the primary driver of relative underperformance. Selection was weakest within the Industrials, Healthcare, and Communication Services sectors while selection was strongest in the Information Technology, Consumer Staples, and Consumer Discretionary sectors. Sector allocation, which is a result of our bottom-up security selection process, contributed positively to relative performance. This was driven by the Fund’s lack of exposure to the Utilities sector, an underweight allocation to the Healthcare sector, and an overweight allocation to the Industrials sector. An underweight allocation to the Materials sector detracted from relative performance.
The top contributors to relative performance were overweight positions in ImmunoGen (Healthcare), Wingstop (Consumer Discretionary), and Sovos Brands (Consumer Staples). Shares of ImmunoGen rose as the company reported strong topline results from a Phase 3 study of antibody-drug conjugate Elahere compared to chemotherapy for the treatment of a specific type of ovarian cancer. We eliminated the position at the end of the period. Shares of Wingstop rose over the period as the company reported third quarter results that beat expectations. Shares of Sovos Brands, a consumer-packaged food

25

Hartford Small Cap Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

company, rallied after Campbell Soup announced it would be acquiring the company for $2.7 billion in cash. We eliminated the position at the end of the period.
The top detractors from relative performance included overweight positions in Ventyx Biosciences (Healthcare) and Aclaris Therapeutics (Healthcare) and an out-of-benchmark position in Western Alliance Bancorp (Financials). Shares of Ventyx Biosciences, a clinical-stage biopharmaceutical company, fell during the period after the company announced results of its phase two trial on psoriasis treatments. The company stated that the results did not support further development of the drug due to the magnitude of efficacy observed, causing share price to reach its lowest level. We eliminated the position at the end of the period. Shares of Aclaris Therapeutics fell during the period as the company announced disappointing top-line results from its Phase 2b study of oral MK2 inhibitor zunsemetinib for the treatment of rheumatoid arthritis and noting that the trial will be discontinued. We eliminated the position at the end of the period. Shares of Western Alliance fell sharply and then finished the period higher. The company came under pressure along with other small lenders after the failure of Silicon Valley Bank caused concerns that other banks would need to sell long-term assets at steep losses to meet liquidity needs. We eliminated the position at the end of the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
With increasingly dovish commentary and an updated Fed "dot plot" indicating several rate cuts in 2024, we believe the U.S. market has now fully embraced that the dramatic rate cycle which began in March 2022 has come to an end. There has been constructive evidence that inflationary trends are in fact moving downward towards the Fed's stated goal of 2%, yet what remains to be seen is the precise onset, cadence, and true depth of how interest rate cuts will be enacted. We believe any disappointment in the degree or timing of rate cuts could leave increasingly expectant markets susceptible to short-term weakness.
In our view, labor markets have remained resilient and continue to underpin the U.S. economy, and unemployment levels have not risen to the higher levels many expected would be required for the Federal Open Market Committee (FOMC) to reach its inflationary target. We believe that job security and employment prospects continue to provide confidence to the U.S. consumer, yet incremental challenges from rising student loan obligations, increased credit utilization at still-high rates and the complete drawdown of "excess savings" from all but the higher-end cohorts does remove some of the support that the U.S. consumer carried through last year.
An easing in the cost of capital for companies and consumers alike may be constructive for the U.S. economy and could lead to an improved housing market, increased merger and acquisition activity, and increasing levels of investment which we believe may benefit more rate-sensitive sectors, including the Financials sector. Further, robust and continued innovation within the Technology sector promises to provide opportunities for driving productivity within the U.S. workforce as companies continue to explore the burgeoning capabilities that AI promises to bring.
In our view, 2024 will also bring pivotal elections in both Congress and the Executive branch that have important ramifications for the direction of markets. The expected debate over fiscal restraint will be an important outcome for the market, as the U.S. government generated a budget deficit near 8% in 2023, which is the largest of any other developed nation and well above the 3.7% level in 2022.
At the end of the period, the Fund’s largest overweights were to the Information Technology, Consumer Discretionary, and Industrials sectors, while the Fund’s largest underweights were to the Utilities, Consumer Staples, and Communication Services sectors relative to the benchmark.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.5%
Consumer Discretionary	12.1
Consumer Staples	3.0
Energy	4.4
Financials	6.7
Health Care	22.4
Industrials	20.2
Information Technology	23.3
Materials	4.3
Real Estate	1.6
Total	99.5%
Short-Term Investments	0.9
Other Assets & Liabilities	(0.4)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
26

Hartford Small Company HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 08/09/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	16.74%	11.77%	7.79%
Class IB	16.46%	11.51%	7.53%
Russell 2000 Growth Index	18.66%	9.22%	7.16%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.79% and 1.04%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

27

Hartford Small Company HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Manager
Ranjit Ramachandran, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Small Company HLS Fund returned 16.74% for the twelve-month period ended December 31, 2023, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 18.66% for the same period.  For the same period, the Class IA shares of the Fund underperformed the 16.76% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose during the twelve-month period ended on December 31, 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady Gross Domestic Product (GDP) growth. The U.S. Federal Reserve (Fed) raised interest rates by 25 basis points (bps) four times through July, before holding rates steady through the remainder of the year, slowing its pace of policy tightening. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about reported earnings, future growth prospects and excitement surrounding the potential for generative artificial intelligence (AI). U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap stocks and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Ten of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Consumer
Staples (+28%), Information Technology (+26%), and Industrials (+25%) sectors rose the most during the period, while the Utilities (-2%) sector was the worst performing sector during the period.
Security selection and sector allocation drove relative underperformance in the period. Selection within the Information Technology, Healthcare, and Communication Services sectors detracted most, while more favorable selection within the Consumer Staples and Consumer Discretionary sectors partially offset weak results. Sector allocation, which is the result of bottom-up stock selection, also detracted from relative performance. An underweight allocation to the Information Technology sector detracted, while a lack of exposure to the Utilities sector contributed positively.
Top detractors from relative performance during the period included Calix (Information Technology), not owning benchmark constituent Super Micro Computer (Information Technology), and Ameresco (Industrials). Calix is a telecommunications company that offers cloud-based software systems and services to support the delivery of broadband services. The share price declined early in the period as supply chain challenges weighed on the company’s near-term operational efficiency. We maintained an overweight position in the Fund to end the period. Shares of Super Micro Computer, which was not held, ended the period higher after the U.S.-based IT solutions provider reported better-than-expected fiscal third-quarter results. Shares were further supported by the market's optimistic outlook on AI. The share price of Ameresco, an integrated electric Energy company, moved lower in the period. Management of Ameresco released disappointing third quarter results and reduced guidance citing supply chain delays and administrative bottlenecks that had delayed project revenues. We remained constructive on the company’s long-term positioning, benefiting from the Energy transition, and held an overweight position in the Fund as of the end of the period.
Top contributors to relative performance during the period included Wingstop (Consumer Discretionary), elf Beauty (Consumer Staples), and Verra Mobility (Industrials). The share price of elf Beauty rose after surpassing consensus estimates on both the top and bottom-line metrics for four consecutive periods. Sales growth was driven by strong performance in the Cosmetics and Skincare segments across retail and e-commerce channels, while gross margin growth was supported by price increases and an improved product mix. The company also significantly raised its 2023 sales guidance and announced the acquisition of Naturium Skincare, a skincare company with a sizable presence at notable department stores. The share price of Wingstop, a franchisor and operator of restaurants, rose in the period after management released solid results citing strength in international volume growth. We remained constructive on Wingstop’s path to drive unit growth upside however we trimmed out the position during the period on strength. The share price of Verra Mobility, a toll management and photo enforcement technology company, rose after

28

Hartford Small Company HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

management announced strong results driven by strong recurring revenue growth and free cash flow generation. We maintained positions in all three securities in the Fund as of the end the of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
U.S. equities rallied to end the year. We believe market narrowness has subsided however volatility remains elevated. Broad sector gains were driven by reports of cooling inflation, declining yields, and continued economic resilience. The Fed maintained the pause in rate rises as its tone shifted to dovish, leading the market to price in multiple rate cuts for 2024. The perspective of a lower rate environment provided an additional tailwind for interest rate sensitive sectors like Real Estate and Information Technology.
We continue to monitor the impact of higher rates on the cost of capital for companies. We believe inflation is moderating but remains above the Fed's target, supported by strength in services and the labor market. In our view, whether or not the Fed remains anchored to two percent inflation is expected to drive the path of interest rates going forward. We believe that policy makers will be keeping a close eye on macroeconomic indicators to drive decisions. We continue to seek to take advantage of the current market volatility by investing in what we view to be well-managed companies displaying fundamental momentum and attractive risk rewards, while being cognizant of the downside risks.
At the end of the period, the Fund’s largest overweights were to the Industrials, Consumer Discretionary, and Real Estate sectors, while the Fund’s largest underweights were to the Information Technology, Financials, and Utilities sectors, relative to the benchmark.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.4%
Consumer Discretionary	12.8
Consumer Staples	4.7
Energy	5.1
Financials	4.7
Health Care	22.9
Industrials	22.8
Information Technology	17.3
Materials	3.1
Real Estate	3.0
Total	99.8%
Short-Term Investments	0.6
Other Assets & Liabilities	(0.4)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
29

Hartford Stock HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	7.72%	13.44%	10.69%
Class IB	7.45%	13.15%	10.41%
Russell 1000 Index	26.53%	15.52%	11.80%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.51% and 0.76%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

30

Hartford Stock HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Donald J. Kilbride
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Peter C. Fisher
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Stock HLS Fund returned 7.72% for the twelve-month period ended December 31, 2023, underperforming the Fund’s benchmark, the Russell 1000 Index, which returned 26.53% for the same period. For the same period, the Class IA shares of the Fund also underperformed the 24.34% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, rose during the twelve-month period ended on December 31, 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady Gross Domestic Product (GDP) growth. U.S. equities advanced during the first quarter. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 25 basis points (bps) in February and March, to a range between 4.75% – 5%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
Returns varied by market capitalization during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and the S&P MidCap 400 Index, respectively. During the twelve-month period, nine of the eleven sectors within the Russell 1000 Index rose, led by the Information Technology (57.24%), Communication Services (54.20%), and Consumer Discretionary (40.89%) sectors. Conversely, the Utilities (-7.01%) and Energy (-1.21%) sectors fell over the same period.
Security selection detracted from the Fund’s performance versus the Russell 1000 Index during the period. Weak security selection in the Industrials, Consumer Discretionary, and Information Technology sectors was partially offset by stronger selection in the Materials and Consumer Staples sectors. Sector allocation, a residual of the bottom-up stock selection process, also detracted from relative results. This was driven by the Fund’s underweight exposure to the Information Technology sector and overweight exposure to the Consumer Staples sector, as well as a lack of exposure to the Communication Services sector. The relative underperformance was partially offset by a lack of exposure to the Energy sector, an underweight to the Utilities sector, and an overweight exposure to the Financials sector in the Fund.
The Fund’s positions in Northrop Grumman (Industrials) and NIKE (Consumer Discretionary), along with not holding benchmark constituents NVIDIA (Information Technology), Meta Platforms (Communication Services), Apple (Information Technology) and Amazon.com (Consumer Discretionary), were the top detractors from performance relative to the Russell 1000 Index during the period. Shares of U.S.-based aerospace and defense company Northrop Grumman were down after a strong year in 2022 and on jitters around the upcoming U.S. election in the second half of 2024. Shares of NIKE, a U.S.-based manufacturer of athletic apparel, fell over the period due to a sluggish economic recovery in China, inventory challenges, and an uncertain macroeconomic outlook. The Fund continued to hold overweight exposures to Northrop Grumman and NIKE at the end of the period. Shares of each of NVIDIA, Meta Platforms, Apple and Amazon.com rose over the period.
Top contributors to the Fund’s performance relative to the Russell 1000 Index during the period included positions in Costco Wholesale (Consumer Staples) and Ecolab (Materials), along with not holding benchmark constituents Exxon Mobil (Energy), Chevron (Energy), Bristol-Myers Squibb (Healthcare) and Abbvie (Healthcare). The share price of Costco Wholesale, a U.S.-based retailer which operates membership warehouse clubs, rose in during the period. The company

31

Hartford Stock HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

continued to execute, growing both top and bottom lines by increasing volumes and continuously improving the customer experience. Shares of Ecolab, a U.S.-based chemical company providing water, hygiene, and infection prevention solutions, ended the period higher on strong pricing momentum and accelerating volumes, as well as continued margin expansion from productivity enhancements. The company’s focus on high growth areas like R&D, as well as on innovation and enhanced digital/service offerings, are expected to drive growth going forward. As of the end of the period, the Fund continued to hold overweight positions in Costco Wholesale and Ecolab. Shares of each of Exxon Mobil (Energy), Chevron (Energy), Bristol-Myers Squibb (Healthcare) and Abbvie (Healthcare) fell during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Going forward, we will continue to focus on companies that we believe are high quality and are expected to grow their dividends.
As of the end of the period, the Fund was most overweight to the Industrials and Consumer Staples sectors and most underweight to the Information Technology and Communication Services sectors relative to the Russell 1000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may also hold a limited number of securities so it may be exposed to more risks and volatility than a fund that invests in a greater number of companies.
Composition by Sector(1)
as of 12/31/2023
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.6%
Consumer Staples	14.8
Financials	14.6
Health Care	18.9
Industrials	21.2
Information Technology	10.9
Materials	5.2
Real Estate	3.3
Total	99.5%
Short-Term Investments	0.2
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
32

Hartford Total Return Bond HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	6.97%	1.86%	2.32%
Class IB	6.69%	1.59%	2.07%
Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.50% and 0.75%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

33

Hartford Total Return Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Senior  Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Total Return Bond HLS Fund returned 6.97% for the twelve-month period ended December 31, 2023, outperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned 5.53% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 5.84% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies like those of the Fund.
Why did the Fund perform this way?
Global fixed income sectors generated positive total returns during the trailing twelve months ended December 31, 2023 despite elevated interest rate volatility over most of the period. The Bloomberg US Aggregate Bond Index returned 5.53% during the period. Higher-yielding sectors generally performed best, benefiting from their coupon advantage and spread tightening. Global sovereign debt yields ended mixed. Yields rose earlier in the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.
Despite concerns about tighter lending standards following turmoil in the banking sector earlier in the period, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed, particularly high yield and emerging markets debt.
Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation (FDIC) asset sales of mortgage-backed securities and sentiment improved. Over the period, U.S. investment-grade corporate spreads compressed by 31 basis points (bps) and U.S. high-yield corporate spreads tightened by 146 bps, according to Bloomberg Index data.
The earlier part of the period witnessed a “higher for longer” policy rates narrative from major central banks. By the end of the year, market participants grew confident that major central banks have concluded their rate hiking cycles.  The Fed maintained its aggressive stance for most of the period but ended the year with a more overall cautious approach to further rate hikes. The European Central Bank (ECB) and the Bank of England (BOE) delivered several consecutive rate increases but pivoted more dovish by the end of the period, though both attempted to downplay the extent of expected rate cuts. The Bank of Japan (BOJ) was the notable exception in terms of staying the course in retaining an accommodative policy, despite rising core inflation, though it widened its yield curve control (YCC) range.
Global economic data remained resilient over much of the period, though it increasingly diverged across regions while inflation decelerated but at levels well above central bank targets and wages remained elevated. The United Kingdom dealt with the highest inflation among developed markets for most of the period. U.S. labor market strength persisted, and consumer spread remained robust. Tighter financing conditions and weaker demand weighed down global industrial production and manufacturing activity, particularly in the Eurozone, Japan, and China. Germany entered a technical recession with a second consecutive negative Gross Domestic Product (GDP) print in the first quarter. The People’s Bank of China (PBOC) reduced the required reserve ratio to loosen interbank funding conditions following a tepid COVID-19 recovery. China’s economy regained momentum by the end of the period, but weakness persisted in the Real Estate sector.
The U.S. dollar ended mixed versus most currencies over the period after the Fed adopted a more dovish tone later in the year, and central banks increasingly charted different policy courses. European currencies generally ended higher versus the greenback. Particularly, the Swiss franc was a notable outperformer. The Japanese yen depreciated versus the U.S. dollar as the BOJ remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy. Emerging market currencies broadly gained versus the greenback.
The Fund’s corporate credit positioning and allocation to securitized sectors, particularly non-agency residential mortgage-backed securities (RMBS) were the largest contributors to relative outperformance. Exposure to high yield, particularly an allocation to Industrials, contributed positively as spreads tightened. The Fund’s security selection within investment grade credit, particularly Financials, had a positive impact on relative returns. Within securitized sectors, an allocation to RMBS benefited results as housing data improved despite affordability challenges. Agency Mortgage-Backed

34

Hartford Total Return Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Securities (MBS) pass-throughs had a positive impact on relative performance benefiting from reduced interest rate volatility and tighter spreads over the later part of period. The Fund’s overweight to commercial backed mortgage-backed securities (CMBS) modestly aided performance. Allocations to collateralized loan obligations (collateralized loan obligations (CLOs) and an overweight to Asset Backed Securities (ABS), also had a positive impact on relative returns.
During the period, the Fund implemented tactical duration and yield curve positions which had a positive overall impact on relative performance, in the aggregate. The Fund maintained exposure to Treasury Inflation-Protected Securities (TIPS) which benefited relative performance during the period.
Select exposure to emerging markets debt detracted slightly from performance over the period. An allocation to developed non-U.S. Dollar sovereign issuers benefited results.
During the period, the Fund used Treasury futures, interest rate swaps, and options to manage duration and yield curve positioning. Treasury derivatives overall had a negative impact on performance. The Fund also used currency forwards and futures to implement non-U.S. rate and currency positions during the period. The Fund’s currency positions, in aggregate had a negative impact on results. Credit default swap index (CDX) positions were used to manage credit exposure during the period. High yield and investment-grade CDX positions had a positive impact on performance during the period, while emerging markets CDX positions detracted modestly from overall relative results.
What is the outlook as of the end of the period?
We believe the “rolling recession” in the U.S. will continue, with slower consumer and government spending while manufacturing and housing find a bottom. With inflation falling, we believe the path of real policy rates will depend on the pace of Fed easing; we believe a large gap exists between Fed forward guidance and market implied cuts. As of the end of the period, the Fund is positioned with a slightly long duration and a close to neutral risk profile, while preserving high-quality, liquid instruments to seek to take advantage of future dislocations.  We believe corporate fundamentals are expected to deteriorate at the margin, albeit from a strong starting point, with margins under pressure as recent strength in pricing power subsides. Spreads appear tight, but elevated yields may continue to bolster demand for fixed income in our view.
As of the end of the period, we maintain an underweight to investment grade credit in the Fund due to better observed opportunities in various out-of-benchmark sectors, including high-quality securitized credit (residential housing benefits from low supply), BB high yield (more insulated from default risk than CCCs), and select emerging markets (where we see compelling valuations and improving fundamentals). As of the end of the period, we are overweight agency MBS in the Fund (focus on relative value opportunities and enhancing cash flow stability). While fixed income markets rallied sharply to close out 2023, we believe there is scope for yields to remain supported by expected weaker growth and as central banks pivot to more accommodative monetary policies and we maintain an above average duration profile in the Fund as of the end of the period.
With continued uncertainty around growth, inflation, and the Fed’s reaction function, we are seeking to be cautious but nimble and seeking to take advantage of numerous perceived market inefficiencies. We believe bouts of volatility may generate greater idiosyncratic dispersion and may create better entry points to add credit exposure. We are closely monitoring several risks to our outlook which could lead us to adjust the portfolio’s exposures.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate. • The Fund may have high portfolio turnover, which could increase its transaction costs.
35

Hartford Total Return Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Composition by Security Type(1)
as of 12/31/2023
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Preferred Stocks	0.1
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	20.6%
Corporate Bonds	30.9
Foreign Government Obligations	3.0
Municipal Bonds	1.4
Senior Floating Rate Interests	0.0 *
U.S. Government Agencies(2)	46.2
U.S. Government Securities	14.0
Total	116.1%
Short-Term Investments	0.3
Other Assets & Liabilities	(16.5)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2023.
36

Hartford Ultrashort Bond HLS Fund
 Fund Overview
 December 31, 2023 (Unaudited)

Inception 06/30/1980 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.
Comparison of Change in Value of $10,000 Investment (12/31/2013 - 12/31/2023)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2023
	1 Year	5 Years	10 Years
Class IA	5.18%	1.80%	1.27%
Class IB	4.99%	1.55%	1.02%
Bloomberg Short Treasury 9-12 Month Index	5.01%	1.82%	1.28%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2023, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.43% and 0.68%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2023.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

37

Hartford Ultrashort Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

Portfolio Managers
Timothy E. Smith*
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Marc K. Piccuirro, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
*	Timothy E. Smith, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Smith’s portfolio management responsibilities will transition to Marc K. Piccuirro, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 5.18% for the twelve-month period ended December 31, 2023, outperforming the Fund’s benchmark, the Bloomberg Short Treasury 9-12 Month Index, which returned 5.01% for the same period. For the same period, the Class IA shares of the Fund underperformed the 5.78% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.
Why did the Fund perform this way?
Global fixed income sectors generated positive total returns during the trailing twelve months ended December 31, 2023, despite elevated interest rate volatility over most of the period. The Bloomberg US Aggregate Bond Index returned 5.53% during the period. Higher-yielding sectors generally performed best, benefiting from their coupon advantage and spread tightening. Global sovereign debt yields ended mixed. Yields rose earlier in the period amid multiple rate increases from the Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.
Despite concerns about tighter lending standards following turmoil in the banking sector earlier in the period, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed, particularly high yield and emerging markets debt.  Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation (FDIC) asset sales of mortgage-backed securities and sentiment improved. Over the period, U.S. investment-grade corporate spreads compressed by 31 basis points (bps) and U.S. high-yield corporate spreads tightened by 146 (bps), according to Bloomberg Index data.
The earlier part of the period witnessed a “higher for longer” policy rates narrative from major central banks. By the end of the year, market participants grew confident that major central banks have concluded their rate hiking cycles.  The Fed maintained its aggressive stance for most of the period but ended the year with a more overall cautious approach to further rate hikes.
The Fund’s out-of-benchmark allocation to investment grade corporate bonds, particularly financial institutions, was the primary contributor to the Fund’s relative outperformance during the period. An out-of-benchmark allocation to asset-backed securities (ABS) also had positive impact on relative returns, as the sector broadly outperformed duration-equivalent Treasuries over the period. However, this relative outperformance was slightly offset by the Fund's duration and yield curve positioning, which detracted from relative returns given heightened rate volatility in the trailing twelve-months ended December 31, 2023.
During the period, derivatives were not used in a significant manner in the Fund and did not have a material impact on performance.
What is the outlook as of the end of the period?
As of the end of the period, the Fund was positioned with a neutral risk posture. We believe all-in front-end yields remain attractive despite the sharp rally in rates to close out 2023.  We continue to add risk selectively but remain attentive to potential challenges from macroeconomic uncertainty. We believe the U.S. economy has shown impressive resilience in the wake of the tighter policy backdrop which is supportive of a “soft-landing” narrative.
Spreads are generally trading tight to historical medians and are not pricing in any potential for a significant slowdown in growth and credit conditions over the next 6-12 months, in our view. Periods of spread weakness may present buying opportunities. We expect the Fed to start easing in 2024, although our expectation of the exact timing and number of cuts remains dependent on economic data and can change with any surprises to inflation or labor – two metrics which drive the Fed’s data-dependent decision-making process.
Our outlook for credit fundamentals is that we are past peak fundamentals and expect greater credit dispersion but starting from a position of strength. Aggregate investment grade credit metrics still look healthy, with stable leverage and margins while interest coverage has declined, in our view. From a more forward-looking perspective, we believe earnings growth will likely decelerate in 2024. We believe short-end valuations are cheaper than longer tenors, and Financials/Utilities spreads are attractive relative to the Industrials

38

Hartford Ultrashort Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2023 (Unaudited)

sector, where spreads are offering less value in our view. Attractive prospective total returns on corporate bonds relative to other asset classes could bring in yield and total return buyers over time, in our view. We are positive on the agency-Mortgage-Backed Securities (MBS) sector given appealing valuations relative to history. Technical backdrop remains weak as marginal buyers are more spread sensitive. As of the end of the period, we are constructive on the securitized sectors, particularly ABS and Non-Agency Residential Mortgage-Backed Securities (NA RMBS). As of the end of the period, we are negative on the Commercial Mortgage-Backed Securities (CMBS) outlook based on what we consider to be the stiff challenges facing commercial real estate due to tighter financial conditions from substantially higher borrowing costs and regional bank stress.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • Repurchase agreements may increase the Fund's risk and volatility.
Composition by Security Type(1)
as of 12/31/2023
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	37.2%
Corporate Bonds	33.7
U.S. Government Agencies(2)	6.9
U.S. Government Securities	15.7
Total	93.5%
Short-Term Investments	5.8
Other Assets & Liabilities	0.7
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2023.

39

Hartford HLS Funds
Benchmark Glossary (Unaudited)

Bloomberg US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
Bloomberg Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes) includes aged US Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalizations.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
S& P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index composed of 500 widely held common stocks.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR

40

Hartford HLS Funds
Benchmark Glossary (Unaudited) – (continued)

DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
41

Hartford HLS Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2023 through December 31, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses paid during the period July 1, 2023 through December 31, 2023	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses paid during the period July 1, 2023 through December 31, 2023	Annualized expense ratio
Hartford Balanced HLS Fund
Class IA	$ 1,000.00	$ 1,070.00	$ 3.29	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class IB	$ 1,000.00	$ 1,068.30	$ 4.59	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Hartford Capital Appreciation HLS Fund
Class IA	$ 1,000.00	$ 1,069.80	$ 3.50	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class IB	$ 1,000.00	$ 1,068.60	$ 4.80	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class IC	$ 1,000.00	$ 1,067.00	$ 6.10	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Hartford Disciplined Equity HLS Fund
Class IA	$ 1,000.00	$ 1,076.10	$ 3.09	$ 1,000.00	$ 1,022.23	$ 3.01	0.59%
Class IB	$ 1,000.00	$ 1,074.90	$ 4.39	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class IC	$ 1,000.00	$ 1,073.90	$ 5.70	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Hartford Dividend and Growth HLS Fund
Class IA	$ 1,000.00	$ 1,073.10	$ 3.45	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class IB	$ 1,000.00	$ 1,071.80	$ 4.75	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Hartford Healthcare HLS Fund
Class IA	$ 1,000.00	$ 1,021.30	$ 4.74	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class IB	$ 1,000.00	$ 1,019.30	$ 6.01	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Hartford International Opportunities HLS Fund
Class IA	$ 1,000.00	$ 1,032.80	$ 3.89	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class IB	$ 1,000.00	$ 1,031.90	$ 5.17	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Hartford MidCap HLS Fund
Class IA	$ 1,000.00	$ 1,055.80	$ 3.78	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class IB	$ 1,000.00	$ 1,054.50	$ 5.07	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
42

Hartford HLS Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses paid during the period July 1, 2023 through December 31, 2023	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses paid during the period July 1, 2023 through December 31, 2023	Annualized expense ratio
Hartford Small Cap Growth HLS Fund
Class IA	$ 1,000.00	$ 1,047.70	$ 3.36	$ 1,000.00	$ 1,021.88	$ 3.31	0.65%
Class IB	$ 1,000.00	$ 1,046.10	$ 4.69	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Hartford Small Company HLS Fund
Class IA	$ 1,000.00	$ 1,058.90	$ 4.15	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class IB	$ 1,000.00	$ 1,058.20	$ 5.45	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Hartford Stock HLS Fund
Class IA	$ 1,000.00	$ 1,041.30	$ 2.62	$ 1,000.00	$ 1,022.63	$ 2.60	0.51%
Class IB	$ 1,000.00	$ 1,040.10	$ 3.91	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Hartford Total Return Bond HLS Fund
Class IA	$ 1,000.00	$ 1,041.60	$ 2.57	$ 1,000.00	$ 1,022.68	$ 2.55	0.50%
Class IB	$ 1,000.00	$ 1,039.80	$ 3.86	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Ultrashort Bond HLS Fund
Class IA	$ 1,000.00	$ 1,032.10	$ 2.25	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class IB	$ 1,000.00	$ 1,030.20	$ 3.53	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
43

Hartford Balanced HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.4%
	Asset-Backed - Automobile - 0.3%
$ 889,484	CFMT LLC 1.39%, 09/22/2031(1)	$ 862,467
1,845,000	Enterprise Fleet Financing LLC 6.40%, 03/20/2030(1)	1,886,166
	Ford Credit Auto Owner Trust
275,000	1.61%, 10/17/2033(1)	252,485
260,000	1.91%, 10/17/2033(1)	238,563
555,357	SFS Auto Receivables Securitization Trust 5.89%, 03/22/2027(1)	556,475
1,260,000	Wheels Fleet Lease Funding 1 LLC 6.46%, 08/18/2038(1)	1,275,365
		5,071,521
	Asset-Backed - Student Loan - 0.1%
1,490,414	Navient Private Education Refi Loan Trust 5.51%, 10/15/2071(1)	1,490,125
	Commercial Mortgage-Backed Securities - 0.1%
1,460,000	BX Trust 6.77%, 10/15/2036, 1 mo. USD Term SOFR + 1.41%(1)(2)	1,412,346
289,976	Life Mortgage Trust 6.18%, 03/15/2038, 1 mo. USD Term SOFR + 0.81%(1)(2)	284,317
375,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(3)	280,552
		1,977,215
	Other Asset-Backed Securities - 0.8%
81,766	Aaset Trust 3.84%, 05/15/2039(1)	61,820
62,490	Affirm Asset Securitization Trust 1.07%, 08/15/2025(1)	61,782
	Castlelake Aircraft Structured Trust
134,960	3.47%, 01/15/2046(1)	123,876
353,476	3.97%, 04/15/2039(1)	307,988
	CF Hippolyta Issuer LLC
772,807	1.53%, 03/15/2061(1)	692,444
410,193	1.69%, 07/15/2060(1)	379,125
160,216	1.98%, 03/15/2061(1)	136,221
195,426	5.97%, 08/15/2062(1)	192,285
1,323,079	Home Partners of America Trust 2.30%, 12/17/2026(1)	1,190,915
171,994	Horizon Aircraft Finance II Ltd. 3.72%, 07/15/2039(1)	151,695
260,558	Horizon Aircraft Finance III Ltd. 3.43%, 11/15/2039(1)	204,536
1,155,000	Kubota Credit Owner Trust 5.28%, 01/18/2028(1)	1,168,344
141,341	MACH 1 Cayman Ltd. 3.47%, 10/15/2039(1)	122,092
85,514	MAPS Ltd. 4.46%, 03/15/2044(1)	76,571
	New Economy Assets Phase 1 Sponsor LLC
1,530,000	1.91%, 10/20/2061(1)	1,339,453
480,000	2.41%, 10/20/2061(1)	389,879
2,794,000	Retained Vantage Data Centers Issuer LLC 5.00%, 09/15/2048(1)	2,623,871
484,791	SCF Equipment Leasing LLC 0.83%, 08/21/2028(1)	477,711
2,550,000	Stack Infrastructure Issuer LLC 5.90%, 07/25/2048(1)	2,534,983
133,966	Start II Ltd. 4.09%, 03/15/2044(1)	121,643
		12,357,234
	Whole Loan Collateral CMO - 0.1%
53,668	Angel Oak Mortgage Trust 2.62%, 11/25/2059(1)(3)	51,771
	Federal National Mortgage Association Connecticut Avenue Securities
280,000	6.89%, 10/25/2041, 30 day USD SOFR Average + 1.55%(1)(2)	279,820
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.4% - (continued)
	Whole Loan Collateral CMO - 0.1% - (continued)
$ 119,365	11.35%, 10/25/2028, 30 day USD SOFR Average + 6.01%(2)	$ 127,198
	Flagstar Mortgage Trust
588,198	2.00%, 09/25/2041(1)(3)	492,825
278,901	4.00%, 05/25/2048(1)(3)	257,237
206,931	MetLife Securitization Trust 3.00%, 04/25/2055(1)(3)	193,688
83,540	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(3)	81,814
406,152	Seasoned Credit Risk Transfer Trust 3.50%, 10/25/2058	383,900
	Towd Point Mortgage Trust
169,870	2.75%, 06/25/2057(1)(3)	162,822
65,123	3.00%, 01/25/2058(1)(3)	63,233
		2,094,308
	Total Asset & Commercial Mortgage-Backed Securities (cost $23,648,353)	$ 22,990,403
CORPORATE BONDS - 12.4%
	Aerospace/Defense - 0.3%
	HEICO Corp.
2,328,000	5.25%, 08/01/2028	$ 2,378,968
2,325,000	5.35%, 08/01/2033	2,388,039
560,000	Lockheed Martin Corp. 4.85%, 09/15/2041	539,804
		5,306,811
	Airlines - 0.0%
91,359	United Airlines Pass-Through Trust 4.60%, 09/01/2027	86,769
	Auto Manufacturers - 0.0%
270,000	Daimler Truck Finance North America LLC 5.15%, 01/16/2026(1)	270,829
	Beverages - 0.1%
990,000	Anheuser-Busch InBev Worldwide, Inc. 4.38%, 04/15/2038	941,370
	Biotechnology - 0.0%
385,000	Gilead Sciences, Inc. 5.55%, 10/15/2053	418,450
	Commercial Banks - 3.3%
	Bank of America Corp.
1,570,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 6 mo. USD SOFR + 0.96% thereafter)(4)	1,438,972
1,215,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.22% thereafter)(4)	993,368
1,799,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD Term SOFR + 1.30% thereafter)(4)	1,693,844
1,610,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD Term SOFR + 1.63% thereafter)(4)	1,528,199
2,239,000	5.82%, 09/15/2029, (5.82% fixed rate until 09/15/2028; 6 mo. USD SOFR + 1.57% thereafter)(4)	2,312,730
574,000	5.87%, 09/15/2034, (5.87% fixed rate until 09/15/2033; 6 mo. USD SOFR + 1.84% thereafter)(4)	602,362

The accompanying notes are an integral part of these financial statements.
44

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.4% - (continued)
	Commercial Banks - 3.3% - (continued)
$ 2,494,000	Bank of New York Mellon Corp. 4.97%, 04/26/2034, (4.97% fixed rate until 04/26/2033; 6 mo. USD SOFR + 1.61% thereafter)(4)	$ 2,487,213
	BNP Paribas SA
830,000	2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD Term SOFR + 1.37% thereafter)(1)(4)	808,840
1,640,000	5.89%, 12/05/2034, (5.89% fixed rate until 12/05/2033; 6 mo. USD SOFR + 1.87% thereafter)(1)(4)	1,716,470
2,445,000	BPCE SA 6.71%, 10/19/2029, (6.71% fixed rate until 10/19/2028; 6 mo. USD SOFR + 2.27% thereafter)(1)(4)	2,576,716
2,505,000	Commonwealth Bank of Australia 5.07%, 09/14/2028(1)	2,563,604
2,733,000	Credit Agricole SA 6.32%, 10/03/2029, (6.32% fixed rate until 10/03/2028; 6 mo. USD SOFR + 1.86% thereafter)(1)(4)	2,866,772
2,737,000	Credit Suisse AG 7.50%, 02/15/2028	3,000,254
	Danske Bank AS
1,865,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 1 yr. USD CMT + 1.35% thereafter)(1)(4)	1,740,614
1,555,000	6.26%, 09/22/2026, (6.26% fixed rate until 09/22/2025; 1 yr. USD CMT + 1.18% thereafter)(1)(4)	1,582,038
1,960,000	Deutsche Bank AG 6.82%, 11/20/2029, (6.82% fixed rate until 11/20/2028; 6 mo. USD SOFR + 2.51% thereafter)(4)	2,065,550
1,150,000	Goldman Sachs Group, Inc. 6.25%, 02/01/2041	1,284,570
	JP Morgan Chase & Co.
620,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 6 mo. USD SOFR + 2.04% thereafter)(4)	536,991
390,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD Term SOFR + 2.46% thereafter)(4)	301,210
705,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD Term SOFR + 1.42% thereafter)(4)	663,455
805,000	4.45%, 12/05/2029, (4.45% fixed rate until 12/05/2028; 3 mo. USD Term SOFR + 1.59% thereafter)(4)	789,157
	M&T Bank Corp.
940,000	4.55%, 08/16/2028, (4.55% fixed rate until 08/16/2027; 6 mo. USD SOFR + 1.78% thereafter)(4)	904,356
2,195,000	7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)(4)	2,363,345
1,040,000	Manufacturers & Traders Trust Co. 4.70%, 01/27/2028	1,011,252
	Morgan Stanley
1,450,000	3.13%, 07/27/2026	1,388,890
1,000,000	3.70%, 10/23/2024	987,015
1,372,000	5.95%, 01/19/2038, (5.95% fixed rate until 01/19/2033; 5 yr. USD CMT + 2.43% thereafter)(4)	1,390,128
	Standard Chartered PLC
1,130,000	0.99%, 01/12/2025, (0.99% fixed rate until 01/12/2024; 1 yr. USD CMT + 0.78% thereafter)(1)(4)	1,128,350
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.4% - (continued)
	Commercial Banks - 3.3% - (continued)
$ 3,215,000	1.21%, 03/23/2025, (1.21% fixed rate until 03/23/2024; 1 yr. USD CMT + 0.88% thereafter)(1)(4)	$ 3,177,384
1,545,000	UBS AG 5.65%, 09/11/2028	1,603,649
	UBS Group AG
1,695,000	1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 1 yr. USD CMT + 0.85% thereafter)(1)(4)	1,532,172
320,000	6.30%, 09/22/2034, (6.30% fixed rate until 09/22/2033; 1 yr. USD CMT + 2.00% thereafter)(1)(4)	339,647
	Wells Fargo & Co.
4,344,000	4.48%, 01/16/2024	4,341,589
1,750,000	4.61%, 04/25/2053, (4.61% fixed rate until 04/25/2052; 6 mo. USD SOFR + 2.13% thereafter)(4)	1,581,933
1,665,000	6.30%, 10/23/2029, (6.30% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.79% thereafter)(4)	1,756,375
		57,059,014
	Commercial Services - 0.3%
	Ashtead Capital, Inc.
2,285,000	2.45%, 08/12/2031(1)	1,863,502
600,000	5.50%, 08/11/2032(1)	593,772
380,000	5.55%, 05/30/2033(1)	376,828
475,000	5.95%, 10/15/2033(1)	484,846
691,000	ERAC USA Finance LLC 5.40%, 05/01/2053(1)	728,341
570,000	UL Solutions, Inc. 6.50%, 10/20/2028(1)	599,878
		4,647,167
	Construction Materials - 0.0%
	Carrier Global Corp.
205,000	5.90%, 03/15/2034(1)	222,253
140,000	6.20%, 03/15/2054(1)	162,630
		384,883
	Diversified Financial Services - 0.7%
	American Express Co.
3,843,000	5.04%, 05/01/2034, (5.04% fixed rate until 05/01/2033; 6 mo. USD SOFR + 1.84% thereafter)(4)	3,844,250
195,000	6.49%, 10/30/2031, (6.49% fixed rate until 10/30/2030; 6 mo. USD SOFR + 1.94% thereafter)(4)	211,769
1,715,000	Aviation Capital Group LLC 1.95%, 09/20/2026(1)	1,551,683
2,615,000	Blackstone Holdings Finance Co. LLC 2.55%, 03/30/2032(1)	2,136,646
	Capital One Financial Corp.
580,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(4)	595,823
535,000	7.15%, 10/29/2027, (7.15% fixed rate until 10/29/2026; 6 mo. USD SOFR + 2.44% thereafter)(4)	555,651
	Intercontinental Exchange, Inc.
2,185,000	4.00%, 09/15/2027	2,143,797
816,000	4.35%, 06/15/2029	811,760
	Nasdaq, Inc.
175,000	5.95%, 08/15/2053	188,729
165,000	6.10%, 06/28/2063	178,941
		12,219,049

The accompanying notes are an integral part of these financial statements.
45

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.4% - (continued)
	Electric - 1.4%
$ 1,200,000	American Transmission Systems, Inc. 2.65%, 01/15/2032(1)	$ 1,017,113
	Arizona Public Service Co.
182,000	3.35%, 05/15/2050(5)	129,286
90,000	3.75%, 05/15/2046	68,686
221,000	4.25%, 03/01/2049	179,323
940,000	4.35%, 11/15/2045	793,194
1,960,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(1)	1,836,717
360,000	Dominion Energy South Carolina, Inc. 6.63%, 02/01/2032(5)	407,372
	Dominion Energy, Inc.
55,000	3.38%, 04/01/2030	50,707
2,595,000	4.35%, 01/15/2027, (4.35% fixed rate until 01/15/2027; 5 yr. USD CMT + 3.20% thereafter)(4)(5)(6)	2,302,965
607,000	5.38%, 11/15/2032	624,392
	Georgia Power Co.
3,073,000	4.70%, 05/15/2032	3,065,322
245,000	4.75%, 09/01/2040	227,777
826,000	5.13%, 05/15/2052	820,587
75,000	Metropolitan Edison Co. 5.20%, 04/01/2028(1)	75,607
625,000	NextEra Energy Capital Holdings, Inc. 5.75%, 09/01/2025	631,141
	Pacific Gas & Electric Co.
3,949,825	4.50%, 07/01/2040	3,348,572
1,552,900	4.55%, 07/01/2030	1,478,778
789,000	6.75%, 01/15/2053	861,430
	Pennsylvania Electric Co.
241,000	3.60%, 06/01/2029(1)	223,787
60,000	5.15%, 03/30/2026(1)	59,924
860,000	San Diego Gas & Electric Co. 3.70%, 03/15/2052	668,238
	SCE Recovery Funding LLC
400,209	0.86%, 11/15/2033	340,971
220,000	1.94%, 05/15/2040	165,612
125,000	2.51%, 11/15/2043	86,248
1,156,000	Sempra 4.13%, 04/01/2052, (4.13% fixed rate until 01/01/2027; 5 yr. USD CMT + 2.87% thereafter)(4)	992,043
1,241,000	Southern California Edison Co. 5.88%, 12/01/2053	1,340,632
1,528,768	Texas Electric Market Stabilization Funding N LLC 4.27%, 08/01/2036(1)	1,478,066
		23,274,490
	Entertainment - 0.2%
3,341,000	Warnermedia Holdings, Inc. 4.05%, 03/15/2029	3,171,265
	Food - 0.0%
480,000	Sigma Alimentos SA de CV 4.13%, 05/02/2026(1)	467,830
	Gas - 0.3%
330,000	Boston Gas Co. 3.15%, 08/01/2027(1)	310,364
2,017,000	CenterPoint Energy Resources Corp. 5.25%, 03/01/2028	2,069,922
1,870,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	1,744,330
790,000	Southern Co. Gas Capital Corp. 5.75%, 09/15/2033	831,542
		4,956,158
	Healthcare - Products - 0.3%
	Alcon Finance Corp.
4,706,000	3.00%, 09/23/2029(1)	4,287,954
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.4% - (continued)
	Healthcare - Products - 0.3% - (continued)
$ 200,000	5.38%, 12/06/2032(1)	$ 206,715
200,000	5.75%, 12/06/2052(1)	215,902
		4,710,571
	Healthcare - Services - 0.5%
285,000	Children's Hospital 2.93%, 07/15/2050	188,406
714,000	Dignity Health 3.81%, 11/01/2024	701,776
	Humana, Inc.
820,000	5.50%, 03/15/2053	852,073
963,000	5.88%, 03/01/2033	1,028,309
1,170,000	5.95%, 03/15/2034	1,254,694
2,190,000	Providence St Joseph Health Obligated Group 5.40%, 10/01/2033	2,235,076
175,000	Sutter Health 2.29%, 08/15/2030	150,236
320,000	Toledo Hospital 5.75%, 11/15/2038	318,671
	UnitedHealth Group, Inc.
355,000	2.00%, 05/15/2030	307,303
645,000	4.20%, 05/15/2032	632,318
95,000	4.75%, 05/15/2052	91,712
		7,760,574
	Insurance - 0.7%
	American International Group, Inc.
437,000	3.40%, 06/30/2030	402,694
375,000	4.38%, 06/30/2050	336,171
2,815,000	Athene Global Funding 2.50%, 03/24/2028(1)	2,497,862
1,665,000	Athene Holding Ltd. 5.88%, 01/15/2034	1,683,027
	Corebridge Financial, Inc.
1,404,000	4.35%, 04/05/2042	1,193,697
1,020,000	5.75%, 01/15/2034	1,047,642
135,000	6.05%, 09/15/2033(1)	140,859
275,000	Corebridge Global Funding 5.90%, 09/19/2028(1)	283,579
1,200,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	1,043,326
2,450,000	MetLife, Inc. 5.38%, 07/15/2033	2,559,252
		11,188,109
	Investment Company Security - 0.0%
1,120,000	JAB Holdings BV 3.75%, 05/28/2051(1)	765,308
	Lodging - 0.1%
2,003,000	Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(1)	1,825,570
	Machinery-Diversified - 0.2%
4,040,000	John Deere Capital Corp. 5.15%, 09/08/2033	4,259,481
	Media - 0.2%
2,405,000	Comcast Corp. 3.25%, 11/01/2039	1,956,028
567,000	Discovery Communications LLC 4.00%, 09/15/2055	405,104
	Time Warner Cable LLC
395,000	6.55%, 05/01/2037	389,999
250,000	7.30%, 07/01/2038	258,386
		3,009,517
	Mining - 0.3%
	Glencore Funding LLC
345,000	5.70%, 05/08/2033(1)	358,667
3,540,000	6.38%, 10/06/2030(1)	3,805,184
757,000	6.50%, 10/06/2033(1)	827,133
		4,990,984
	Oil & Gas - 0.5%
	Equinor ASA
85,000	2.88%, 04/06/2025	82,929

The accompanying notes are an integral part of these financial statements.
46

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.4% - (continued)
	Oil & Gas - 0.5% - (continued)
$ 2,470,000	3.00%, 04/06/2027	$ 2,363,630
	Occidental Petroleum Corp.
969,000	6.13%, 01/01/2031	1,006,003
1,928,000	6.20%, 03/15/2040	1,990,660
762,000	6.45%, 09/15/2036	808,261
	QatarEnergy
935,000	2.25%, 07/12/2031(1)	795,021
780,000	3.13%, 07/12/2041(1)	598,670
615,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	581,772
		8,226,946
	Pharmaceuticals - 0.2%
	Bayer U.S. Finance LLC
495,000	6.13%, 11/21/2026(1)	503,543
555,000	6.25%, 01/21/2029(1)	567,841
113,000	CVS Health Corp. 4.30%, 03/25/2028	111,215
2,063,000	Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	2,062,074
		3,244,673
	Pipelines - 0.4%
	Columbia Pipelines Operating Co. LLC
375,000	5.93%, 08/15/2030(1)	388,278
676,000	6.50%, 08/15/2043(1)	726,230
369,000	Enbridge, Inc. 6.70%, 11/15/2053	430,839
	Energy Transfer LP
180,000	4.95%, 06/15/2028	179,468
750,000	5.00%, 05/15/2050	671,949
945,000	5.35%, 05/15/2045	880,403
	Enterprise Products Operating LLC
100,000	3.70%, 01/31/2051	79,884
145,000	3.95%, 01/31/2060	118,073
1,762,588	Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034(1)	1,528,343
	Gray Oak Pipeline LLC
606,000	2.60%, 10/15/2025(1)	574,496
100,000	3.45%, 10/15/2027(1)	93,055
795,000	Targa Resources Corp. 6.15%, 03/01/2029	832,351
		6,503,369
	Real Estate - 0.1%
2,175,000	Jones Lang LaSalle, Inc. 6.88%, 12/01/2028	2,298,603
	Real Estate Investment Trusts - 1.2%
2,410,000	American Tower Trust #1 5.49%, 03/15/2028(1)	2,446,284
	Extra Space Storage LP
435,000	5.50%, 07/01/2030	445,478
935,000	5.90%, 01/15/2031	977,193
2,612,000	GLP Capital LP/GLP Financing II, Inc. 6.75%, 12/01/2033	2,818,040
2,718,000	LXP Industrial Trust 6.75%, 11/15/2028	2,859,065
4,761,000	Realty Income Corp. 4.90%, 07/15/2033	4,761,933
	SBA Tower Trust
545,000	1.63%, 05/15/2051(1)	486,825
300,000	1.88%, 07/15/2050(1)	278,397
470,000	2.84%, 01/15/2050(1)	453,867
	VICI Properties LP/VICI Note Co., Inc.
2,646,000	4.13%, 08/15/2030(1)	2,410,308
1,842,000	5.75%, 02/01/2027(1)	1,842,963
		19,780,353
	Semiconductors - 0.1%
2,704,000	Broadcom, Inc. 3.47%, 04/15/2034(1)	2,356,639
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.4% - (continued)
	Software - 0.2%
$ 985,000	Microsoft Corp. 4.50%, 06/15/2047(1)	$ 967,463
3,844,000	Oracle Corp. 3.65%, 03/25/2041	3,067,606
		4,035,069
	Telecommunications - 0.4%
	AT&T, Inc.
835,000	3.50%, 09/15/2053	608,709
84,000	3.65%, 06/01/2051	63,548
146,000	3.85%, 06/01/2060	109,363
817,000	4.30%, 02/15/2030	801,259
200,000	4.30%, 12/15/2042	174,560
700,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(1)	693,996
	T-Mobile USA, Inc.
3,005,000	3.38%, 04/15/2029	2,791,872
41,000	5.75%, 01/15/2054	43,570
	Verizon Communications, Inc.
500,000	2.88%, 11/20/2050	340,765
760,000	2.99%, 10/30/2056	504,753
513,000	3.00%, 11/20/2060	336,333
		6,468,728
	Trucking & Leasing - 0.4%
2,185,000	DAE Funding LLC 1.55%, 08/01/2024(1)	2,126,758
	Penske Truck Leasing Co. LP/PTL Finance Corp.
2,850,000	3.95%, 03/10/2025(1)	2,797,873
885,000	5.55%, 05/01/2028(1)	899,339
1,195,000	5.70%, 02/01/2028(1)	1,221,758
		7,045,728
	Total Corporate Bonds (cost $211,451,345)	$ 211,674,307
MUNICIPAL BONDS - 0.8%
	Airport - 0.1%
	Dallas Fort Worth International Airport, TX, Rev
60,000	4.09%, 11/01/2051	$ 52,394
375,000	4.51%, 11/01/2051	350,063
710,000	Port Auth of New York & New Jersey, NY, Rev 3.18%, 07/15/2060(5)	498,148
		900,605
	General - 0.1%
174,655	Chicago Transit Auth Sales & Transfer Tax Receipts, IL, Rev 6.90%, 12/01/2040	198,759
540,000	Kansas Dev Finance Auth, KS, Rev, (BAM) 2.77%, 05/01/2051	384,012
1,250,000	Philadelphia Auth for Industrial Dev, PA, Rev, (NATL Insured) 6.55%, 10/15/2028	1,331,759
		1,914,530
	General Obligation - 0.3%
5,505,000	State of Illinois, IL, GO 5.10%, 06/01/2033	5,446,866
	Tobacco - 0.0%
145,000	Golden State Tobacco Securitization Corp., CA, Rev, (ST APPROP Insured) 3.00%, 06/01/2046	131,958
	Transportation - 0.1%
875,000	Illinois State Toll Highway Auth, IL, Rev 6.18%, 01/01/2034	961,268
	Metropolitan Transportation Auth, NY, Rev
25,000	6.20%, 11/15/2026	25,513

The accompanying notes are an integral part of these financial statements.
47

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.8% - (continued)
	Transportation - 0.1% - (continued)
$ 375,000	6.67%, 11/15/2039	$ 413,215
785,000	6.81%, 11/15/2040	869,758
		2,269,754
	Utilities - 0.1%
925,000	Texas Natural Gas Securitization Finance Corp., TX, Rev 5.10%, 04/01/2035	942,703
	Utility - Electric - 0.1%
785,000	Illinois Municipal Electric Agency, IL, Rev 6.83%, 02/01/2035	839,226
824,000	Municipal Electric Auth of Georgia, GA, Rev 6.64%, 04/01/2057	940,254
		1,779,480
	Total Municipal Bonds (cost $14,585,406)	$ 13,385,896
U.S. GOVERNMENT AGENCIES - 0.8%
	Mortgage-Backed Agencies - 0.8%
	Federal Home Loan Mortgage Corp. - 0.3%
563,030	2.00%, 05/01/2036	$ 509,116
305,026	2.00%, 07/01/2036	275,849
7,259	4.00%, 03/01/2041	7,075
34,083	4.00%, 04/01/2047	33,097
123,768	4.00%, 05/01/2049	119,472
144,612	4.00%, 07/01/2049	140,845
795,000	4.43%, 02/25/2033(3)	794,972
215,830	4.50%, 08/01/2052	209,509
334,052	4.50%, 10/01/2052	324,282
843,819	5.00%, 11/01/2043	849,058
974,688	5.00%, 04/01/2053	965,255
280,923	5.50%, 03/01/2053	282,561
840,319	5.50%, 09/01/2053	849,741
1,682	5.59%, 04/01/2029, 1 yr. USD CMT + 2.24%(2)	1,669
280,555	8.14%, 10/25/2050, 30 day USD SOFR Average + 2.80%(1)(2)	284,494
		5,646,995
	Federal National Mortgage Association - 0.3%
170,130	2.00%, 04/01/2036	153,862
68,217	2.00%, 06/01/2036	61,670
241,571	2.00%, 09/01/2036	218,409
133,887	2.00%, 03/01/2037	120,819
70,905	4.00%, 03/01/2046	68,597
90,411	4.00%, 01/01/2049	87,665
31,508	4.00%, 08/01/2049	30,506
92,035	4.00%, 08/01/2051	89,638
48,716	4.50%, 03/01/2038	48,648
18,591	4.50%, 11/01/2039	18,588
12,701	4.50%, 04/01/2040	12,697
40,368	4.50%, 08/01/2040	40,361
11,098	4.50%, 02/01/2041	11,096
231,310	4.50%, 04/01/2041	231,255
98,691	4.50%, 06/01/2041	98,382
154,399	4.50%, 07/01/2041	154,372
24,551	4.50%, 09/01/2041	24,539
33,222	4.50%, 07/01/2044	32,940
157,450	4.50%, 08/01/2052	152,838
773,225	4.50%, 09/01/2052	752,767
959,301	5.00%, 08/01/2043	964,863
236,940	5.00%, 08/01/2052	234,970
354,643	5.00%, 09/01/2052	351,694
236,849	5.00%, 10/01/2052	234,985
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.8% - (continued)
	Mortgage-Backed Agencies - 0.8% - (continued)
	Federal National Mortgage Association - 0.3% - (continued)
$ 278,809	5.50%, 08/01/2053	$ 280,367
56,225	5.84%, 10/25/2024, 30 day USD SOFR Average + 0.51(2)	55,853
		4,532,381
	Government National Mortgage Association - 0.2%
2,173,603	2.50%, 10/20/2049	1,917,877
30,981	5.00%, 07/15/2037	31,033
45	6.00%, 06/15/2024	45
1,220	6.00%, 07/15/2026	1,231
608	6.00%, 03/15/2028	621
917	6.00%, 04/15/2028	941
22,303	6.00%, 05/15/2028	22,690
10,590	6.00%, 07/15/2028	10,838
3,760	6.00%, 08/15/2028	3,857
21,650	6.00%, 09/15/2028	22,019
31,451	6.00%, 10/15/2028	31,946
26,733	6.00%, 11/15/2028	27,172
20,937	6.00%, 12/15/2028	21,403
467	6.00%, 12/15/2031	480
8,499	6.00%, 09/15/2032	8,787
3,868	6.00%, 11/15/2032	3,972
1,452	6.00%, 04/15/2033	1,476
37,775	6.00%, 06/15/2033	38,937
12,476	6.00%, 10/15/2033	12,939
1,018	6.00%, 11/15/2033	1,056
18,668	6.00%, 10/15/2034	18,979
45,331	6.00%, 01/15/2035	46,073
5,294	6.00%, 05/15/2035	5,434
6,033	6.00%, 06/15/2035	6,132
83	6.50%, 03/15/2026	84
232	6.50%, 01/15/2028	237
16,625	6.50%, 03/15/2028	17,084
29,119	6.50%, 04/15/2028	29,799
7,747	6.50%, 05/15/2028	7,892
45,818	6.50%, 06/15/2028	47,034
3,803	6.50%, 10/15/2028	3,922
832	6.50%, 02/15/2035	860
1,954	7.00%, 11/15/2031	1,988
1,152	7.00%, 03/15/2032	1,172
414,347	7.00%, 11/15/2032	433,644
43,046	7.00%, 01/15/2033	44,689
50,805	7.00%, 05/15/2033	52,433
6,775	7.00%, 07/15/2033	6,972
56,388	7.00%, 11/15/2033	58,289
19,784	7.50%, 09/16/2035	20,164
30	8.00%, 09/15/2026	30
1,436	8.00%, 12/15/2026	1,456
15	8.00%, 09/15/2027	15
1,223	8.00%, 07/15/2029	1,264
1,093	8.00%, 12/15/2029	1,105
2,666	8.00%, 01/15/2030	2,669
1,129	8.00%, 02/15/2030	1,127
532	8.00%, 03/15/2030	532
5,140	8.00%, 04/15/2030	5,133
2,853	8.00%, 05/15/2030	2,864
14,686	8.00%, 06/15/2030	14,854
814	8.00%, 07/15/2030	815
21,808	8.00%, 08/15/2030	21,967

The accompanying notes are an integral part of these financial statements.
48

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.8% - (continued)
	Mortgage-Backed Agencies - 0.8% - (continued)
	Government National Mortgage Association - 0.2% - (continued)
$ 10,349	8.00%, 09/15/2030	$ 10,365
45,255	8.00%, 12/15/2030	45,657
		3,072,054
	Total U.S. Government Agencies (cost $12,787,075)	$ 13,251,430
U.S. GOVERNMENT SECURITIES - 17.8%
	U.S. Treasury Securities - 17.8%
	U.S. Treasury Bonds - 6.0%
17,710,000	2.50%, 02/15/2045(7)	$ 13,466,518
2,041,900	2.75%, 11/15/2047	1,596,590
12,698,700	2.88%, 05/15/2052	10,160,944
400,000	3.25%, 05/15/2042	352,266
5,288,500	3.38%, 08/15/2042	4,733,414
6,479,900	3.63%, 02/15/2053	6,012,638
7,381,500	3.63%, 05/15/2053	6,857,875
13,551,800	3.88%, 02/15/2043	12,968,437
5,468,500	3.88%, 05/15/2043	5,232,671
6,040,000	4.00%, 11/15/2042	5,891,359
11,935,900	4.00%, 11/15/2052	11,831,927
3,401,900	4.13%, 08/15/2053	3,455,055
12,050,000	4.38%, 02/15/2038	12,701,453
4,191,000	4.38%, 08/15/2043	4,293,811
1,333,000	4.75%, 11/15/2043	1,434,850
1,744,000	4.75%, 11/15/2053	1,964,998
		102,954,806
	U.S. Treasury Notes - 11.8%
290,000	0.25%, 05/31/2025	273,155
3,825,000	0.38%, 11/30/2025	3,553,066
1,080,000	0.88%, 09/30/2026	992,419
150,000	1.25%, 05/31/2028	134,127
603,000	1.25%, 09/30/2028	534,974
1,020,000	1.38%, 10/31/2028	908,796
4,505,600	1.50%, 01/31/2027	4,184,400
530,000	1.50%, 11/30/2028	474,474
2,115,000	1.63%, 10/31/2026	1,981,078
285,000	2.63%, 04/15/2025	278,064
2,980,000	2.63%, 05/31/2027	2,854,048
590,000	2.63%, 07/31/2029	553,148
935,000	2.75%, 05/15/2025	912,976
6,970,000	2.75%, 04/30/2027	6,708,625
890,000	2.75%, 05/31/2029	841,224
2,320,000	2.88%, 06/15/2025	2,267,800
1,245,000	3.13%, 08/15/2025	1,220,392
897,000	3.13%, 08/31/2027	872,368
6,555,000	3.25%, 06/30/2027	6,409,817
326,000	3.25%, 06/30/2029	315,889
414,000	3.50%, 09/15/2025	407,984
3,074,000	3.50%, 04/30/2028	3,027,770
635,000	3.50%, 04/30/2030	621,481
3,936,500	3.63%, 03/31/2028	3,896,828
1,369,000	3.63%, 05/31/2028	1,355,684
512,000	3.63%, 03/31/2030	504,740
620,000	3.75%, 05/31/2030	615,350
1,633,000	3.75%, 06/30/2030	1,620,561
3,008,000	3.88%, 03/31/2025	2,981,915
5,750,000	3.88%, 04/30/2025	5,699,014
5,122,000	3.88%, 11/30/2027	5,114,997
7,157,100	3.88%, 12/31/2027	7,150,949
685,000	3.88%, 11/30/2029	684,545
904,700	3.88%, 08/15/2033	905,407
1,100,000	4.00%, 12/15/2025	1,094,371
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 17.8% - (continued)
	U.S. Treasury Securities - 17.8% - (continued)
	U.S. Treasury Notes - 11.8% - (continued)
$ 2,186,000	4.00%, 02/15/2026	$ 2,176,607
3,969,700	4.00%, 02/29/2028	3,985,982
3,580,000	4.00%, 06/30/2028	3,600,138
150,000	4.00%, 10/31/2029	150,885
483,900	4.00%, 07/31/2030	487,227
260,000	4.13%, 06/15/2026	260,030
12,608,900	4.13%, 09/30/2027	12,697,556
3,381,200	4.13%, 10/31/2027	3,404,974
4,725,200	4.13%, 07/31/2028	4,778,359
754,300	4.13%, 08/31/2030	764,848
14,100,000	4.25%, 05/31/2025	14,049,879
4,965,700	4.38%, 08/31/2028	5,076,652
4,531,000	4.38%, 11/30/2028	4,641,089
130,000	4.38%, 11/30/2030	133,880
3,325,000	4.50%, 11/15/2033	3,498,004
3,700,000	4.63%, 06/30/2025	3,709,395
730,000	4.63%, 10/15/2026	741,178
866,000	4.63%, 11/15/2026	880,073
4,485,000	4.63%, 09/30/2028	4,633,741
4,671,000	4.75%, 07/31/2025	4,692,895
22,276,000	4.88%, 11/30/2025	22,511,812
14,162,000	4.88%, 10/31/2028	14,797,077
927,000	4.88%, 10/31/2030	981,896
9,805,900	5.00%, 08/31/2025	9,897,830
5,874,000	5.00%, 09/30/2025	5,935,035
		200,439,478
	Total U.S. Government Securities (cost $308,648,578)	$ 303,394,284
COMMON STOCKS - 66.0%
	Automobiles & Components - 0.9%
462,946	Gentex Corp.	$ 15,119,816
	Banks - 4.2%
186,277	JP Morgan Chase & Co.	31,685,718
145,489	M&T Bank Corp.	19,943,632
123,970	PNC Financial Services Group, Inc.	19,196,754
		70,826,104
	Capital Goods - 4.7%
172,792	Emerson Electric Co.	16,817,845
151,490	Fortune Brands Innovations, Inc.	11,534,449
52,280	General Dynamics Corp.	13,575,547
224,548	Johnson Controls International PLC	12,942,947
62,479	L3Harris Technologies, Inc.	13,159,327
79,106	Middleby Corp.*	11,642,030
		79,672,145
	Consumer Discretionary Distribution & Retail - 1.9%
255,903	LKQ Corp.	12,229,604
55,781	Tractor Supply Co.	11,994,589
304,479	Victoria's Secret & Co.*	8,080,873
		32,305,066
	Consumer Durables & Apparel - 0.7%
85,170	Lennar Corp. Class A	12,693,737
	Consumer Services - 2.6%
93,116	Airbnb, Inc. Class A*	12,676,812
373,055	H&R Block, Inc.	18,044,670
135,460	Starbucks Corp.	13,005,515
		43,726,997
	Energy - 1.1%
160,320	ConocoPhillips	18,608,342

The accompanying notes are an integral part of these financial statements.
49

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.0% - (continued)
	Equity Real Estate Investment Trusts (REITs) - 1.4%
109,127	Crown Castle, Inc. REIT	$ 12,570,339
244,641	Gaming & Leisure Properties, Inc. REIT	12,073,034
		24,643,373
	Financial Services - 7.4%
139,109	Ares Management Corp. Class A	16,542,842
127,877	Intercontinental Exchange, Inc.	16,423,243
134,390	KKR & Co., Inc.	11,134,212
41,520	LPL Financial Holdings, Inc.	9,450,782
153,778	Morgan Stanley	14,339,799
142,360	Raymond James Financial, Inc.	15,873,140
41,263	S&P Global, Inc.	18,177,177
93,964	Visa, Inc. Class A	24,463,527
		126,404,722
	Food, Beverage & Tobacco - 0.9%
463,682	Keurig Dr Pepper, Inc.	15,449,884
	Health Care Equipment & Services - 5.9%
52,444	Align Technology, Inc.*	14,369,656
243,266	Boston Scientific Corp.*	14,063,207
262,347	Centene Corp.*	19,468,771
44,203	Elevance Health, Inc.	20,844,367
60,895	UnitedHealth Group, Inc.	32,059,391
		100,805,392
	Household & Personal Products - 0.7%
254,075	Unilever PLC ADR	12,317,556
	Insurance - 2.1%
72,277	Chubb Ltd.	16,334,602
285,749	MetLife, Inc.	18,896,581
		35,231,183
	Materials - 0.8%
385,329	Axalta Coating Systems Ltd.*	13,089,626
	Media & Entertainment - 5.2%
425,469	Alphabet, Inc. Class C*	59,961,346
100,533	Electronic Arts, Inc.	13,753,920
168,554	Omnicom Group, Inc.	14,581,607
		88,296,873
	Pharmaceuticals, Biotechnology & Life Sciences - 4.7%
183,812	AstraZeneca PLC ADR	12,379,738
39,825	Eli Lilly & Co.	23,214,789
659,163	Pfizer, Inc.	18,977,303
36,308	Roche Holding AG	10,554,500
36,593	Vertex Pharmaceuticals, Inc.*	14,889,326
		80,015,656
	Real Estate Management & Development - 0.9%
160,891	CBRE Group, Inc. Class A*	14,977,343
	Semiconductors & Semiconductor Equipment - 4.7%
70,423	Analog Devices, Inc.	13,983,191
22,905	Broadcom, Inc.	25,567,706
81,505	NXP Semiconductors NV	18,720,068
146,103	QUALCOMM, Inc.	21,130,877
		79,401,842
	Software & Services - 9.4%
72,564	Accenture PLC Class A	25,463,433
161,530	Amdocs Ltd.	14,196,872
256,263	Microsoft Corp.	96,365,139
93,009	Salesforce, Inc.*	24,474,388
		160,499,832
Shares or Principal Amount			Market Value†
COMMON STOCKS - 66.0% - (continued)
	Technology Hardware & Equipment - 3.4%
449,499	Cisco Systems, Inc.		$ 22,708,689
606,815	Corning, Inc.		18,477,517
91,724	F5, Inc.*		16,416,762
			57,602,968
	Transportation - 1.8%
220,915	Knight-Swift Transportation Holdings, Inc.		12,735,750
111,741	United Parcel Service, Inc. Class B		17,569,037
			30,304,787
	Utilities - 0.6%
301,517	Exelon Corp.		10,824,460
	Total Common Stocks (cost $722,505,188)		$ 1,122,817,704
	Total Long-Term Investments (cost $1,293,625,945)		$ 1,687,514,024
SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.2%
$ 3,851,967	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $3,854,244; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $3,929,086		$ 3,851,967
	Securities Lending Collateral - 0.1%
105,277	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(8)		105,277
350,925	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(8)		350,925
105,278	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(8)		105,278
105,278	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(8)		105,278
			666,758
	Total Short-Term Investments (cost $4,518,725)		$ 4,518,725
	Total Investments (cost $1,298,144,670)	99.5%	$ 1,692,032,749
	Other Assets and Liabilities	0.5%	8,553,451
	Total Net Assets	100.0%	$ 1,700,586,200
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The accompanying notes are an integral part of these financial statements.
50

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2023, the aggregate value of these securities was $100,599,130, representing 5.9% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(7)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2023, the market value of securities pledged was $216,711.
(8)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	79	03/28/2024	$ 8,593,102	$ 213,236
Total futures contracts				$ 213,236
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
51

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 22,990,403	$ —	$ 22,990,403	$ —
Corporate Bonds	211,674,307	—	211,674,307	—
Municipal Bonds	13,385,896	—	13,385,896	—
U.S. Government Agencies	13,251,430	—	13,251,430	—
U.S. Government Securities	303,394,284	—	303,394,284	—
Common Stocks
Automobiles & Components	15,119,816	15,119,816	—	—
Banks	70,826,104	70,826,104	—	—
Capital Goods	79,672,145	79,672,145	—	—
Consumer Discretionary Distribution & Retail	32,305,066	32,305,066	—	—
Consumer Durables & Apparel	12,693,737	12,693,737	—	—
Consumer Services	43,726,997	43,726,997	—	—
Energy	18,608,342	18,608,342	—	—
Equity Real Estate Investment Trusts (REITs)	24,643,373	24,643,373	—	—
Financial Services	126,404,722	126,404,722	—	—
Food, Beverage & Tobacco	15,449,884	15,449,884	—	—
Health Care Equipment & Services	100,805,392	100,805,392	—	—
Household & Personal Products	12,317,556	12,317,556	—	—
Insurance	35,231,183	35,231,183	—	—
Materials	13,089,626	13,089,626	—	—
Media & Entertainment	88,296,873	88,296,873	—	—
Pharmaceuticals, Biotechnology & Life Sciences	80,015,656	69,461,156	10,554,500	—
Real Estate Management & Development	14,977,343	14,977,343	—	—
Semiconductors & Semiconductor Equipment	79,401,842	79,401,842	—	—
Software & Services	160,499,832	160,499,832	—	—
Technology Hardware & Equipment	57,602,968	57,602,968	—	—
Transportation	30,304,787	30,304,787	—	—
Utilities	10,824,460	10,824,460	—	—
Short-Term Investments	4,518,725	666,758	3,851,967	—
Futures Contracts(2)	213,236	213,236	—	—
Total	$ 1,692,245,985	$ 1,113,143,198	$ 579,102,787	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
52

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Automobiles & Components - 0.2%
184,920	Mobileye Global, Inc. Class A*	$ 8,010,734
	Banks - 1.0%
146,742	M&T Bank Corp.	20,115,394
1,510,010	New York Community Bancorp, Inc.	15,447,402
		35,562,796
	Capital Goods - 8.4%
213,532	AerCap Holdings NV*	15,869,698
65,875	Airbus SE	10,176,922
89,001	AMETEK, Inc.	14,675,375
64,372	Axon Enterprise, Inc.*	16,629,219
81,489	Dover Corp.	12,533,823
103,749	Emerson Electric Co.	10,097,890
42,138	General Dynamics Corp.	10,941,975
350,600	HF Global, Inc.*(1)(2)	9,921,980
189,331	Honeywell International, Inc.	39,704,604
53,783	IDEX Corp.	11,676,827
32,443	Lockheed Martin Corp.	14,704,465
51,283	Middleby Corp.*	7,547,319
93,012	Northrop Grumman Corp.	43,542,638
226,622	RTX Corp.	19,067,975
51,143	Snap-on, Inc.	14,772,144
1,261,500	Techtronic Industries Co. Ltd.	15,030,878
70,672	Toro Co.	6,783,805
205,113	Westinghouse Air Brake Technologies Corp.	26,028,840
		299,706,377
	Commercial & Professional Services - 1.8%
38,238	Ceridian HCM Holding, Inc.*	2,566,535
310,203	Copart, Inc.*	15,199,947
368,444	Genpact Ltd.	12,788,691
178,230	Leidos Holdings, Inc.	19,291,615
66,400	Verisk Analytics, Inc.	15,860,304
		65,707,092
	Consumer Discretionary Distribution & Retail - 4.2%
413,211	Amazon.com, Inc.*	62,783,279
5,164	AutoZone, Inc.*	13,352,090
149,911	Chewy, Inc. Class A*	3,542,397
50,155	Floor & Decor Holdings, Inc. Class A*	5,595,292
113,141	Ross Stores, Inc.	15,657,583
479,206	TJX Cos., Inc.	44,954,315
115,140	Tory Burch LLC*(1)(2)	4,857,742
		150,742,698
	Consumer Durables & Apparel - 2.0%
23,568	Deckers Outdoor Corp.*	15,753,558
365,541	NIKE, Inc. Class B	39,686,786
881	NVR, Inc.*	6,167,397
256,763	Steven Madden Ltd.	10,784,046
		72,391,787
	Consumer Services - 2.1%
368,496	DraftKings, Inc. Class A*	12,989,484
286,502	Las Vegas Sands Corp.	14,098,764
112,319	McDonald's Corp.	33,303,707
172,718	Wyndham Hotels & Resorts, Inc.	13,888,254
		74,280,209
	Consumer Staples Distribution & Retail - 0.9%
135,429	Dollar Tree, Inc.*	19,237,689
196,438	Sysco Corp.	14,365,511
		33,603,200
	Energy - 3.0%
291,150	Canadian Natural Resources Ltd.	19,076,148
31,911	Cheniere Energy, Inc.	5,447,527
105,105	ConocoPhillips	12,199,537
103,375	Diamondback Energy, Inc.	16,031,395
354,629	Enbridge, Inc.	12,766,162
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Energy - 3.0% - (continued)
325,479	Halliburton Co.	$ 11,766,066
509,161	Schlumberger NV	26,496,738
55,604	Targa Resources Corp.	4,830,320
		108,613,893
	Equity Real Estate Investment Trusts (REITs) - 3.0%
270,036	American Tower Corp. REIT	58,295,372
50,975	AvalonBay Communities, Inc. REIT	9,543,539
17,404	Equinix, Inc. REIT	14,017,007
61,176	Extra Space Storage, Inc. REIT	9,808,348
331,771	UDR, Inc. REIT	12,703,512
27,271	Welltower, Inc. REIT	2,459,026
		106,826,804
	Financial Services - 7.3%
201,877	American Express Co.	37,819,637
271,692	Bank of New York Mellon Corp.	14,141,568
18,046	BlackRock, Inc.	14,649,743
213,079	Block, Inc.*	16,481,661
260,529	Charles Schwab Corp.	17,924,395
413,379	Equitable Holdings, Inc.	13,765,521
49,129	FleetCor Technologies, Inc.*	13,884,347
89,276	KKR & Co., Inc.	7,396,517
225,929	Morgan Stanley	21,067,879
171,037	Raymond James Financial, Inc.	19,070,625
258,953	Tradeweb Markets, Inc. Class A	23,533,649
160,392	Visa, Inc. Class A	41,758,057
204,420	Voya Financial, Inc.	14,914,483
29,478	WEX, Inc.*	5,734,945
		262,143,027
	Food, Beverage & Tobacco - 2.9%
233,362	Coca-Cola Co.	13,752,023
150,332	General Mills, Inc.	9,792,626
205,533	Kraft Heinz Co.	7,600,610
138,765	Monster Beverage Corp.*	7,994,252
197,945	PepsiCo, Inc.	33,618,979
155,856	Philip Morris International, Inc.	14,662,932
283,309	Tyson Foods, Inc. Class A	15,227,859
		102,649,281
	Health Care Equipment & Services - 8.0%
44,245	Align Technology, Inc.*	12,123,130
269,657	Centene Corp.*	20,011,246
300,678	Dentsply Sirona, Inc.	10,701,130
93,204	Dexcom, Inc.*	11,565,684
17,051	Elevance Health, Inc.	8,040,570
106,945	Encompass Health Corp.	7,135,371
39,541	Humana, Inc.	18,102,265
26,997	Inari Medical, Inc.*	1,752,645
51,406	Insulet Corp.*	11,154,074
39,241	Intuitive Surgical, Inc.*	13,238,344
256,901	Medtronic PLC	21,163,504
132,354	Quest Diagnostics, Inc.	18,248,970
57,576	Shockwave Medical, Inc.*	10,971,683
110,053	Stryker Corp.	32,956,471
39,361	Teleflex, Inc.	9,814,272
140,660	UnitedHealth Group, Inc.	74,053,270
26,593	Veeva Systems, Inc. Class A*	5,119,684
		286,152,313
	Household & Personal Products - 3.3%
458,524	Colgate-Palmolive Co.	36,548,948
51,553	elf Beauty, Inc.*	7,441,160
1,174,412	Kenvue, Inc.	25,285,090
218,166	Procter & Gamble Co.	31,970,046
340,355	Unilever PLC	16,476,921
		117,722,165

The accompanying notes are an integral part of these financial statements.
53

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Insurance - 4.5%
167,619	Allstate Corp.	$ 23,463,307
106,517	American International Group, Inc.	7,216,527
292,408	Chubb Ltd.	66,084,208
116,176	Globe Life, Inc.	14,140,943
185,995	Marsh & McLennan Cos., Inc.	35,240,473
222,045	MetLife, Inc.	14,683,836
		160,829,294
	Materials - 3.2%
171,364	CRH PLC	11,793,147
166,348	FMC Corp.	10,488,241
91,561	Linde PLC	37,605,018
96,681	PPG Industries, Inc.	14,458,644
48,155	Reliance Steel & Aluminum Co.	13,467,990
258,028	Rio Tinto PLC ADR	19,212,765
33,185	Vulcan Materials Co.	7,533,327
		114,559,132
	Media & Entertainment - 8.0%
757,284	Alphabet, Inc. Class A*	105,785,002
203,978	Alphabet, Inc. Class C*	28,746,620
22,916	Charter Communications, Inc. Class A*	8,906,991
80,750	Electronic Arts, Inc.	11,047,407
125,662	Liberty Media Corp.-Liberty Formula One Class C*	7,933,042
206,955	Meta Platforms, Inc. Class A*	73,253,792
36,606	Netflix, Inc.*	17,822,729
148,274	Omnicom Group, Inc.	12,827,184
205,376	Pinterest, Inc. Class A*	7,607,127
25,979	Roku, Inc.*	2,381,235
53,364	Spotify Technology SA*	10,027,629
		286,338,758
	Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
111,592	Agilent Technologies, Inc.	15,514,636
9,740	Alnylam Pharmaceuticals, Inc.*	1,864,333
102,777	Apellis Pharmaceuticals, Inc.*	6,152,231
322,063	AstraZeneca PLC ADR	21,690,943
189,232	Danaher Corp.	43,776,931
50,582	Eli Lilly & Co.	29,485,259
267,686	Exact Sciences Corp.*	19,803,410
45,182	Jazz Pharmaceuticals PLC*	5,557,386
155,701	Johnson & Johnson	24,404,575
128,882	Novartis AG	13,018,434
898,036	Pfizer, Inc.	25,854,456
195,029	PTC Therapeutics, Inc.*	5,374,999
41,215	Sarepta Therapeutics, Inc.*	3,974,363
111,279	Ultragenyx Pharmaceutical, Inc.*	5,321,362
65,099	United Therapeutics Corp.*	14,314,619
27,130	Vertex Pharmaceuticals, Inc.*	11,038,926
		247,146,863
	Real Estate Management & Development - 0.3%
19,785	CBRE Group, Inc. Class A*	1,841,786
93,490	CoStar Group, Inc.*	8,170,091
		10,011,877
	Semiconductors & Semiconductor Equipment - 5.7%
167,883	ARM Holdings PLC ADR*(3)	12,615,568
25,039	Broadcom, Inc.	27,949,784
17,027	First Solar, Inc.*	2,933,412
388,273	Micron Technology, Inc.	33,135,218
8,591	Monolithic Power Systems, Inc.	5,419,031
100,754	NVIDIA Corp.	49,895,396
95,139	NXP Semiconductors NV	21,851,525
155,185	QUALCOMM, Inc.	22,444,406
61,413	Rambus, Inc.*	4,191,437
146,600	Texas Instruments, Inc.	24,989,436
		205,425,213
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Software & Services - 10.5%
97,760	Accenture PLC Class A	$ 34,304,962
25,631	Adobe, Inc.*	15,291,455
14,954	ANSYS, Inc.*	5,426,507
199,956	Cognizant Technology Solutions Corp. Class A	15,102,677
52,865	Datadog, Inc. Class A*	6,416,754
103,953	Dynatrace, Inc.*	5,685,190
11,543	HubSpot, Inc.*	6,701,173
426,026	Microsoft Corp.	160,202,817
31,867	MongoDB, Inc.*	13,028,823
153,473	Oracle Corp.	16,180,658
90,817	Salesforce, Inc.*	23,897,585
27,048	ServiceNow, Inc.*	19,109,141
5,611	Sharecare, Inc. Earnout*(1)(2)	61
274,531	Shopify, Inc. Class A*	21,385,965
56,107	Snowflake, Inc. Class A*	11,165,293
75,298	Workday, Inc. Class A*	20,786,766
		374,685,827
	Technology Hardware & Equipment - 4.9%
591,779	Apple, Inc.	113,935,211
89,756	CDW Corp.	20,403,334
350,520	Flex Ltd.*	10,676,839
125,657	Samsung Electronics Co. Ltd.	7,626,977
202,675	Seagate Technology Holdings PLC	17,302,365
14,831	Zebra Technologies Corp. Class A*	4,053,757
		173,998,483
	Telecommunication Services - 0.6%
128,757	T-Mobile U.S., Inc.	20,643,610
	Transportation - 2.6%
220,012	Delta Air Lines, Inc.	8,851,083
30,071	FedEx Corp.	7,607,061
28,688	JB Hunt Transport Services, Inc.	5,730,141
301,908	Knight-Swift Transportation Holdings, Inc.	17,404,996
223,273	Uber Technologies, Inc.*	13,746,918
72,047	Union Pacific Corp.	17,696,184
146,742	United Parcel Service, Inc. Class B	23,072,245
		94,108,628
	Utilities - 2.3%
388,788	AES Corp.	7,484,169
170,850	Duke Energy Corp.	16,579,284
245,113	Edison International	17,523,128
628,069	Exelon Corp.	22,547,677
1,290,474	Iberdrola SA	16,926,867
		81,061,125
	Total Common Stocks (cost $2,567,791,909)	$ 3,492,921,186
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
58	Magic Leap, Inc. Class A*(1)(2)(4)	$ 167
	Total Convertible Preferred Stocks (cost $679,566)	$ 167
EXCHANGE-TRADED FUNDS - 0.3%
	Other Investment Pools & Funds - 0.3%
39,331	iShares Russell 1000 Growth ETF	$ 11,923,979
	Total Exchange-Traded Funds (cost $11,920,514)	$ 11,923,979
	Total Long-Term Investments (cost $2,580,391,989)	$ 3,504,845,332

The accompanying notes are an integral part of these financial statements.
54

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.6%
$ 21,275,928	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $21,288,504; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $21,701,499		$ 21,275,928
	Securities Lending Collateral - 0.3%
1,715,803	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(5)		1,715,803
5,719,343	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(5)		5,719,343
1,715,803	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		1,715,803
1,715,803	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(5)		1,715,803
			10,866,752
	Total Short-Term Investments (cost $32,142,680)		$ 32,142,680
	Total Investments (cost $2,612,534,669)	98.8%	$ 3,536,988,012
	Other Assets and Liabilities	1.2%	42,593,258
	Total Net Assets	100.0%	$ 3,579,581,270
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $14,779,950 or 0.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
06/2015	HF Global, Inc.	350,600	$ 4,713,607	$ 9,921,980
12/2015	Magic Leap, Inc. Class A Convertible Preferred	58	679,566	167
07/2021	Sharecare, Inc. Earnout	5,611	—	61
11/2013	Tory Burch LLC	115,140	9,024,247	4,857,742
			$ 14,417,420	$ 14,779,950

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Currently no rate available.
(5)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI Future	261	03/15/2024	$ 88,862,670	$ 1,923,011
Total futures contracts				$ 1,923,011
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
55

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 8,010,734	$ 8,010,734	$ —	$ —
Banks	35,562,796	35,562,796	—	—
Capital Goods	299,706,377	264,576,597	25,207,800	9,921,980
Commercial & Professional Services	65,707,092	65,707,092	—	—
Consumer Discretionary Distribution & Retail	150,742,698	145,884,956	—	4,857,742
Consumer Durables & Apparel	72,391,787	72,391,787	—	—
Consumer Services	74,280,209	74,280,209	—	—
Consumer Staples Distribution & Retail	33,603,200	33,603,200	—	—
Energy	108,613,893	108,613,893	—	—
Equity Real Estate Investment Trusts (REITs)	106,826,804	106,826,804	—	—
Financial Services	262,143,027	262,143,027	—	—
Food, Beverage & Tobacco	102,649,281	102,649,281	—	—
Health Care Equipment & Services	286,152,313	286,152,313	—	—
Household & Personal Products	117,722,165	101,245,244	16,476,921	—
Insurance	160,829,294	160,829,294	—	—
Materials	114,559,132	102,765,985	11,793,147	—
Media & Entertainment	286,338,758	286,338,758	—	—
Pharmaceuticals, Biotechnology & Life Sciences	247,146,863	234,128,429	13,018,434	—
Real Estate Management & Development	10,011,877	10,011,877	—	—
Semiconductors & Semiconductor Equipment	205,425,213	205,425,213	—	—
Software & Services	374,685,827	374,685,766	—	61
Technology Hardware & Equipment	173,998,483	166,371,506	7,626,977	—
Telecommunication Services	20,643,610	20,643,610	—	—
Transportation	94,108,628	94,108,628	—	—
Utilities	81,061,125	64,134,258	16,926,867	—
Convertible Preferred Stocks	167	—	—	167
Exchange-Traded Funds	11,923,979	11,923,979	—	—
Short-Term Investments	32,142,680	10,866,752	21,275,928	—
Futures Contracts(2)	1,923,011	1,923,011	—	—
Total	$ 3,538,911,023	$ 3,411,804,999	$ 112,326,074	$ 14,779,950

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
56

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Automobiles & Components - 0.7%
72,870	Tesla, Inc.*	$ 18,106,738
	Banks - 4.8%
1,283,361	Bank of America Corp.	43,210,765
380,510	JP Morgan Chase & Co.	64,724,751
144,412	PNC Financial Services Group, Inc.	22,362,198
		130,297,714
	Capital Goods - 6.7%
181,901	AMETEK, Inc.	29,993,656
81,805	Deere & Co.	32,711,365
131,323	IDEX Corp.	28,511,536
129,357	Illinois Tool Works, Inc.	33,883,773
418,894	Johnson Controls International PLC	24,145,050
398,198	RTX Corp.	33,504,380
		182,749,760
	Commercial & Professional Services - 0.8%
133,944	Republic Services, Inc.	22,088,705
	Consumer Discretionary Distribution & Retail - 7.2%
864,144	Amazon.com, Inc.*	131,298,039
9,870	AutoZone, Inc.*	25,519,971
386,834	TJX Cos., Inc.	36,288,898
38,805	Tory Burch LLC*(1)(2)	1,637,184
		194,744,092
	Consumer Durables & Apparel - 1.3%
318,035	NIKE, Inc. Class B	34,529,060
	Consumer Services - 1.4%
133,255	McDonald's Corp.	39,511,440
	Energy - 3.5%
289,308	ConocoPhillips	33,579,980
227,766	EOG Resources, Inc.	27,548,298
121,880	Phillips 66	16,227,103
337,912	Schlumberger NV	17,584,940
		94,940,321
	Equity Real Estate Investment Trusts (REITs) - 1.7%
108,149	AvalonBay Communities, Inc. REIT	20,247,656
188,295	Prologis, Inc. REIT	25,099,723
		45,347,379
	Financial Services - 5.7%
167,711	American Express Co.	31,418,979
364,329	Charles Schwab Corp.	25,065,835
136,040	Mastercard, Inc. Class A	58,022,421
434,429	Morgan Stanley	40,510,504
		155,017,739
	Food, Beverage & Tobacco - 2.3%
129,386	Constellation Brands, Inc. Class A	31,279,066
535,502	Monster Beverage Corp.*	30,850,270
		62,129,336
	Health Care Equipment & Services - 5.2%
350,065	Abbott Laboratories	38,531,655
486,762	Boston Scientific Corp.*	28,139,711
143,289	UnitedHealth Group, Inc.	75,437,360
		142,108,726
	Household & Personal Products - 3.2%
201,339	Estee Lauder Cos., Inc. Class A	29,445,829
398,545	Procter & Gamble Co.	58,402,784
		87,848,613
	Insurance - 3.1%
256,051	Arch Capital Group Ltd.*	19,016,908
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Insurance - 3.1% - (continued)
159,984	Chubb Ltd.	$ 36,156,384
186,676	Progressive Corp.	29,733,753
		84,907,045
	Materials - 1.5%
32,881	Linde PLC	13,504,556
178,840	PPG Industries, Inc.	26,745,522
		40,250,078
	Media & Entertainment - 9.0%
964,627	Alphabet, Inc. Class A*	134,748,745
220,381	Meta Platforms, Inc. Class A*	78,006,059
65,575	Netflix, Inc.*	31,927,156
		244,681,960
	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
129,961	Danaher Corp.	30,065,178
99,871	Eli Lilly & Co.	58,216,803
437,004	Merck & Co., Inc.	47,642,176
25,846	Regeneron Pharmaceuticals, Inc.*	22,700,283
64,032	Thermo Fisher Scientific, Inc.	33,987,545
77,045	Vertex Pharmaceuticals, Inc.*	31,348,840
157,812	Zoetis, Inc.	31,147,355
		255,108,180
	Semiconductors & Semiconductor Equipment - 8.0%
49,587	Broadcom, Inc.	55,351,489
50,280	KLA Corp.	29,227,764
201,611	NVIDIA Corp.	99,841,799
202,302	Texas Instruments, Inc.	34,484,399
		218,905,451
	Software & Services - 11.7%
84,996	Accenture PLC Class A	29,825,946
530,228	Microsoft Corp.	199,386,937
44,619	Roper Technologies, Inc.	24,324,940
142,575	Salesforce, Inc.*	37,517,186
102,901	Workday, Inc. Class A*	28,406,850
		319,461,859
	Technology Hardware & Equipment - 8.5%
844,460	Apple, Inc.	162,583,884
138,917	CDW Corp.	31,578,612
114,679	Motorola Solutions, Inc.	35,904,848
		230,067,344
	Utilities - 3.2%
402,582	American Electric Power Co., Inc.	32,697,710
314,043	Duke Energy Corp.	30,474,733
246,292	Eversource Energy	15,201,142
463,466	PG&E Corp.	8,356,292
		86,729,877
	Total Common Stocks (cost $1,683,939,592)	$ 2,689,531,417
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Software & Services - 0.2%
1,871,878	Essence Group Holdings Corp. Series 3*(1)(2)(3)	$ 3,294,505
287,204	Lookout, Inc. Series F*(1)(2)(3)	2,630,789
	Total Convertible Preferred Stocks (cost $6,240,761)	$ 5,925,294
	Total Long-Term Investments (cost $1,690,180,353)	$ 2,695,456,711

The accompanying notes are an integral part of these financial statements.
57

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.1%
$ 2,337,621	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $2,339,003; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $2,384,437		$ 2,337,621
	Total Short-Term Investments (cost $2,337,621)		$ 2,337,621
	Total Investments (cost $1,692,517,974)	99.2%	$ 2,697,794,332
	Other Assets and Liabilities	0.8%	21,827,527
	Total Net Assets	100.0%	$ 2,719,621,859
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $7,562,478 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	1,871,878	$ 2,960,001	$ 3,294,505
07/2014	Lookout, Inc. Series F Convertible Preferred	287,204	3,280,760	2,630,789
11/2013	Tory Burch LLC	38,805	3,041,403	1,637,184
			$ 9,282,164	$ 7,562,478

(2)	Investment valued using significant unobservable inputs.
(3)	Currently no rate available.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 18,106,738	$ 18,106,738	$ —	$ —
Banks	130,297,714	130,297,714	—	—
Capital Goods	182,749,760	182,749,760	—	—
Commercial & Professional Services	22,088,705	22,088,705	—	—
Consumer Discretionary Distribution & Retail	194,744,092	193,106,908	—	1,637,184
Consumer Durables & Apparel	34,529,060	34,529,060	—	—
Consumer Services	39,511,440	39,511,440	—	—
Energy	94,940,321	94,940,321	—	—
Equity Real Estate Investment Trusts (REITs)	45,347,379	45,347,379	—	—
Financial Services	155,017,739	155,017,739	—	—
Food, Beverage & Tobacco	62,129,336	62,129,336	—	—
Health Care Equipment & Services	142,108,726	142,108,726	—	—
Household & Personal Products	87,848,613	87,848,613	—	—
Insurance	84,907,045	84,907,045	—	—
Materials	40,250,078	40,250,078	—	—
Media & Entertainment	244,681,960	244,681,960	—	—
Pharmaceuticals, Biotechnology & Life Sciences	255,108,180	255,108,180	—	—
Semiconductors & Semiconductor Equipment	218,905,451	218,905,451	—	—
Software & Services	319,461,859	319,461,859	—	—
Technology Hardware & Equipment	230,067,344	230,067,344	—	—
Utilities	86,729,877	86,729,877	—	—
Convertible Preferred Stocks	5,925,294	—	—	5,925,294
Short-Term Investments	2,337,621	—	2,337,621	—
Total	$ 2,697,794,332	$ 2,687,894,233	$ 2,337,621	$ 7,562,478

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
58

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Banks - 5.8%
1,311,749	Bank of America Corp.	$ 44,166,589
470,743	JP Morgan Chase & Co.	80,073,384
99,899	PNC Financial Services Group, Inc.	15,469,360
1,273,705	Wells Fargo & Co.	62,691,760
		202,401,093
	Capital Goods - 6.7%
206,767	Airbus SE	31,943,099
140,381	General Dynamics Corp.	36,452,734
657,726	Johnson Controls International PLC	37,911,327
78,985	Lockheed Martin Corp.	35,799,161
498,333	Otis Worldwide Corp.	44,585,854
362,458	Westinghouse Air Brake Technologies Corp.	45,995,920
		232,688,095
	Consumer Discretionary Distribution & Retail - 3.2%
106,794	Home Depot, Inc.	37,009,461
145,436	Lowe's Cos., Inc.	32,366,782
445,315	TJX Cos., Inc.	41,775,000
		111,151,243
	Consumer Staples Distribution & Retail - 1.1%
275,284	Sysco Corp.	20,131,519
102,620	Walmart, Inc.	16,178,043
		36,309,562
	Energy - 7.5%
409,081	Chevron Corp.	61,018,522
554,925	ConocoPhillips	64,410,145
274,929	Diamondback Energy, Inc.	42,635,989
894,103	TotalEnergies SE ADR	60,244,660
906,790	Williams Cos., Inc.	31,583,496
		259,892,812
	Equity Real Estate Investment Trusts (REITs) - 3.3%
255,766	American Tower Corp. REIT	55,214,764
1,159,325	Host Hotels & Resorts, Inc. REIT	22,572,058
122,825	Public Storage REIT	37,461,625
		115,248,447
	Financial Services - 7.5%
247,022	American Express Co.	46,277,102
40,370	BlackRock, Inc.	32,772,366
339,834	Charles Schwab Corp.	23,380,579
514,437	Morgan Stanley	47,971,250
116,764	S&P Global, Inc.	51,436,877
226,905	Visa, Inc. Class A	59,074,717
		260,912,891
	Food, Beverage & Tobacco - 3.5%
767,294	Keurig Dr Pepper, Inc.	25,566,236
298,783	Mondelez International, Inc. Class A	21,640,852
506,559	Philip Morris International, Inc.	47,657,071
503,176	Tyson Foods, Inc. Class A	27,045,710
		121,909,869
	Health Care Equipment & Services - 7.2%
165,989	Becton Dickinson & Co.	40,473,098
100,726	Elevance Health, Inc.	47,498,353
128,691	HCA Healthcare, Inc.	34,834,080
598,814	Medtronic PLC	49,330,297
147,930	UnitedHealth Group, Inc.	77,880,707
		250,016,535
	Household & Personal Products - 2.0%
943,100	Kenvue, Inc.	20,304,943
978,307	Unilever PLC ADR	47,428,323
		67,733,266
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Insurance - 3.4%
560,443	American International Group, Inc.	$ 37,970,013
149,608	Chubb Ltd.	33,811,408
592,300	Principal Financial Group, Inc.	46,596,241
		118,377,662
	Materials - 4.7%
2,704,120	Amcor PLC	26,067,717
633,789	BHP Group Ltd. ADR(1)	43,294,127
346,680	Celanese Corp.	53,863,672
631,131	FMC Corp.	39,792,809
		163,018,325
	Media & Entertainment - 8.3%
1,436,905	Alphabet, Inc. Class A*	200,721,259
1,283,236	Comcast Corp. Class A	56,269,899
97,305	Omnicom Group, Inc.	8,417,855
257,609	Walt Disney Co.	23,259,517
		288,668,530
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
257,907	Agilent Technologies, Inc.	35,856,810
696,893	AstraZeneca PLC ADR	46,935,744
686,869	Bristol-Myers Squibb Co.	35,243,248
491,042	Merck & Co., Inc.	53,533,399
430,571	Novartis AG ADR	43,474,754
1,588,917	Pfizer, Inc.	45,744,920
		260,788,875
	Semiconductors & Semiconductor Equipment - 5.8%
29,320	Broadcom, Inc.	32,728,450
596,852	Intel Corp.	29,991,813
553,988	Micron Technology, Inc.	47,277,336
376,636	QUALCOMM, Inc.	54,472,865
214,636	Texas Instruments, Inc.	36,586,852
		201,057,316
	Software & Services - 9.1%
143,282	Accenture PLC Class A	50,279,087
837,887	Cognizant Technology Solutions Corp. Class A	63,285,605
531,486	Microsoft Corp.	199,859,995
		313,424,687
	Technology Hardware & Equipment - 4.7%
498,867	Apple, Inc.	96,046,864
1,283,397	Cisco Systems, Inc.	64,837,216
		160,884,080
	Telecommunication Services - 0.9%
805,550	Verizon Communications, Inc.	30,369,235
	Transportation - 0.8%
915,025	Southwest Airlines Co.	26,425,922
	Utilities - 5.3%
468,178	American Electric Power Co., Inc.	38,025,417
265,881	Constellation Energy Corp.	31,078,830
432,375	Duke Energy Corp.	41,957,670
797,652	Exelon Corp.	28,635,707
580,416	Sempra	43,374,488
		183,072,112
	Total Common Stocks (cost $2,072,305,358)	$ 3,404,350,557

The accompanying notes are an integral part of these financial statements.
59

Hartford Dividend and Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.3%
$ 11,022,799	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $11,029,315; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $11,243,339		$ 11,022,799
	Securities Lending Collateral - 0.5%
2,519,678	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(2)		2,519,678
8,398,925	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(2)		8,398,925
2,673,802	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		2,673,802
2,519,678	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(2)		2,519,678
			16,112,083
	Total Short-Term Investments (cost $27,134,882)		$ 27,134,882
	Total Investments (cost $2,099,440,240)	99.1%	$ 3,431,485,439
	Other Assets and Liabilities	0.9%	32,159,917
	Total Net Assets	100.0%	$ 3,463,645,356
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 202,401,093	$ 202,401,093	$ —	$ —
Capital Goods	232,688,095	200,744,996	31,943,099	—
Consumer Discretionary Distribution & Retail	111,151,243	111,151,243	—	—
Consumer Staples Distribution & Retail	36,309,562	36,309,562	—	—
Energy	259,892,812	259,892,812	—	—
Equity Real Estate Investment Trusts (REITs)	115,248,447	115,248,447	—	—
Financial Services	260,912,891	260,912,891	—	—
Food, Beverage & Tobacco	121,909,869	121,909,869	—	—
Health Care Equipment & Services	250,016,535	250,016,535	—	—
Household & Personal Products	67,733,266	67,733,266	—	—
Insurance	118,377,662	118,377,662	—	—
Materials	163,018,325	163,018,325	—	—
Media & Entertainment	288,668,530	288,668,530	—	—
Pharmaceuticals, Biotechnology & Life Sciences	260,788,875	260,788,875	—	—
Semiconductors & Semiconductor Equipment	201,057,316	201,057,316	—	—
Software & Services	313,424,687	313,424,687	—	—
Technology Hardware & Equipment	160,884,080	160,884,080	—	—
Telecommunication Services	30,369,235	30,369,235	—	—
Transportation	26,425,922	26,425,922	—	—
Utilities	183,072,112	183,072,112	—	—
Short-Term Investments	27,134,882	16,112,083	11,022,799	—
Total	$ 3,431,485,439	$ 3,388,519,541	$ 42,965,898	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
60

Hartford Healthcare HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Biotechnology - 17.7%
22,144	Alkermes PLC*	$ 614,275
4,692	Alnylam Pharmaceuticals, Inc.*	898,096
10,562	Apellis Pharmaceuticals, Inc.*	632,241
2,787	Argenx SE ADR*	1,060,258
5,109	Ascendis Pharma AS ADR*(1)	643,479
6,199	Biogen, Inc.*	1,604,115
4,972	Blueprint Medicines Corp.*	458,617
10,555	Bridgebio Pharma, Inc.*	426,105
14,251	Celldex Therapeutics, Inc.*	565,195
13,315	Crinetics Pharmaceuticals, Inc.*	473,748
11,780	Cytokinetics, Inc.*	983,512
9,770	Exact Sciences Corp.*	722,785
1,750	Genmab AS*	557,993
13,612	Genus PLC	376,507
9,510	Gilead Sciences, Inc.	770,405
8,697	Immunocore Holdings PLC ADR*(1)	594,179
2,050	Karuna Therapeutics, Inc.*	648,846
5,588	Legend Biotech Corp. ADR*	336,230
15,545	Merus NV*	427,488
4,091	Moderna, Inc.*	406,850
6,882	Morphic Holding, Inc.*	198,752
4,881	Prothena Corp. PLC*	177,376
8,883	PTC Therapeutics, Inc.*	244,815
1,752	Regeneron Pharmaceuticals, Inc.*	1,538,764
20,630	Revolution Medicines, Inc.*	591,668
13,995	Rocket Pharmaceuticals, Inc.*	419,430
24,674	Roivant Sciences Ltd.*	277,089
8,054	Sage Therapeutics, Inc.*	174,530
4,733	Sarepta Therapeutics, Inc.*	456,403
23,400	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.*	307,955
18,320	Syndax Pharmaceuticals, Inc.*	395,895
7,716	Ultragenyx Pharmaceutical, Inc.*	368,979
4,126	United Therapeutics Corp.*	907,266
7,215	Vaxcyte, Inc.*	453,102
19,399	Veracyte, Inc.*	533,666
8,684	Vertex Pharmaceuticals, Inc.*	3,533,433
9,815	Xenon Pharmaceuticals, Inc.*	452,079
12,073	Zai Lab Ltd. ADR*	329,955
		24,562,081
	Environmental & Facilities Services - 0.5%
7,662	Veralto Corp.	630,276
	Health Care Distributors - 1.8%
12,230	Cencora, Inc.	2,511,797
	Health Care Equipment - 15.3%
22,016	Abbott Laboratories	2,423,301
4,759	Becton Dickinson & Co.	1,160,387
62,359	Boston Scientific Corp.*	3,604,974
18,672	Dexcom, Inc.*	2,317,008
5,617	DiaSorin SpA	578,909
30,312	Edwards Lifesciences Corp.*	2,311,290
15,100	Hologic, Inc.*	1,078,895
9,576	Inari Medical, Inc.*	621,674
1,175	Inspire Medical Systems, Inc.*	239,030
6,110	Insulet Corp.*	1,325,748
4,462	QuidelOrtho Corp.*	328,849
3,714	Shockwave Medical, Inc.*	707,740
7,417	Smith & Nephew PLC	101,888
11,952	Stryker Corp.	3,579,146
3,152	Teleflex, Inc.	785,920
		21,164,759
	Health Care Facilities - 4.5%
13,191	Acadia Healthcare Co., Inc.*	1,025,732
17,767	Encompass Health Corp.	1,185,415
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Health Care Facilities - 4.5% - (continued)
12,081	HCA Healthcare, Inc.	$ 3,270,085
23,776	Surgery Partners, Inc.*	760,594
		6,241,826
	Health Care Services - 3.0%
7,984	Addus HomeCare Corp.*	741,315
43,152	agilon health, Inc.*	541,558
7,247	Guardant Health, Inc.*	196,031
6,442	Laboratory Corp. of America Holdings	1,464,202
22,270	Option Care Health, Inc.*	750,276
21,565	Privia Health Group, Inc.*	496,642
		4,190,024
	Health Care Technology - 0.6%
26,150	Evolent Health, Inc. Class A*	863,734
	Life Sciences Tools & Services - 12.6%
15,832	Agilent Technologies, Inc.	2,201,123
24,584	Avantor, Inc.*	561,253
6,716	Bio-Techne Corp.	518,206
22,693	Danaher Corp.	5,249,799
7,082	ICON PLC*	2,004,702
9,242	Illumina, Inc.*	1,286,856
4,870	Repligen Corp.*	875,626
1,344	Tecan Group AG	549,840
6,125	Thermo Fisher Scientific, Inc.	3,251,089
3,124	Waters Corp.*	1,028,514
		17,527,008
	Managed Health Care - 14.2%
42,417	Centene Corp.*	3,147,766
327,135	Hapvida Participacoes e Investimentos SA*(2)	299,459
6,871	Humana, Inc.	3,145,612
6,490	Molina Healthcare, Inc.*	2,344,902
20,268	UnitedHealth Group, Inc.	10,670,494
		19,608,233
	Pharmaceuticals - 28.6%
38,616	AstraZeneca PLC ADR	2,600,788
31,900	Chugai Pharmaceutical Co. Ltd.	1,205,128
61,335	Daiichi Sankyo Co. Ltd.	1,679,151
21,409	Eisai Co. Ltd.	1,065,979
57,814	Elanco Animal Health, Inc.*	861,429
21,350	Eli Lilly & Co.	12,445,342
41,786	GSK PLC	771,753
73,794	Merck & Co., Inc.	8,045,022
10,333	Novartis AG	1,043,741
18,000	Otsuka Holdings Co. Ltd.	673,146
145,962	Pfizer, Inc.	4,202,246
12,820	Structure Therapeutics, Inc. ADR*	522,543
7,550	UCB SA	658,146
24,428	Verona Pharma PLC ADR*	485,629
16,847	Zoetis, Inc.	3,325,092
		39,585,135
	Total Common Stocks (cost $100,280,479)	$ 136,884,873
RIGHTS - 0.0%
	Health Care Equipment - 0.0%
885	Abiomed, Inc. CVR*(3)(4)	$ 903
	Total Rights (cost $903)	$ 903
	Total Long-Term Investments (cost $100,281,382)	$ 136,885,776

The accompanying notes are an integral part of these financial statements.
61

Hartford Healthcare HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.3%
$ 345,839	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $346,043; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $352,842		$ 345,839
	Securities Lending Collateral - 0.4%
94,711	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(5)		94,711
315,705	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(5)		315,705
94,712	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(5)		94,712
94,712	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(5)		94,712
			599,840
	Total Short-Term Investments (cost $945,679)		$ 945,679
	Total Investments (cost $101,227,061)	99.5%	$ 137,831,455
	Other Assets and Liabilities	0.5%	744,101
	Total Net Assets	100.0%	$ 138,575,556
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2023, the aggregate value of this security was $299,459, representing 0.2% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Currently no expiration date available.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 24,562,081	$ 23,696,133	$ 865,948	$ —
Environmental & Facilities Services	630,276	630,276	—	—
Health Care Distributors	2,511,797	2,511,797	—	—
Health Care Equipment	21,164,759	20,483,962	680,797	—
Health Care Facilities	6,241,826	6,241,826	—	—
Health Care Services	4,190,024	4,190,024	—	—
Health Care Technology	863,734	863,734	—	—
Life Sciences Tools & Services	17,527,008	16,977,168	549,840	—
Managed Health Care	19,608,233	19,308,774	299,459	—
Pharmaceuticals	39,585,135	32,488,091	7,097,044	—
Rights	903	—	—	903
Short-Term Investments	945,679	599,840	345,839	—
Total	$ 137,831,455	$ 127,991,625	$ 9,838,927	$ 903

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
62

Hartford International Opportunities HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Australia - 2.2%
260,426	Rio Tinto PLC	$ 19,370,763
	Brazil - 1.5%
1,020,448	Localiza Rent a Car SA	13,360,515
	Canada - 5.7%
131,825	Cameco Corp.	5,683,682
156,247	Canadian Pacific Kansas City Ltd.	12,362,504
635,206	Cenovus Energy, Inc.	10,584,769
4,109	Constellation Software, Inc.	10,187,672
83,352	RB Global, Inc.	5,577,768
41,321	TFI International, Inc.	5,620,691
		50,017,086
	China - 4.9%
214,500	BYD Co. Ltd. Class H	5,916,904
449,126	ENN Energy Holdings Ltd.	3,316,547
326,810	KE Holdings, Inc. ADR	5,297,590
601,538	Proya Cosmetics Co. Ltd. Class A	8,431,165
520,191	Tencent Holdings Ltd.	19,639,734
		42,601,940
	Denmark - 1.8%
147,464	Novo Nordisk AS Class B	15,281,865
	France - 12.5%
101,123	Airbus SE	15,622,328
446,089	AXA SA	14,567,681
205,153	BNP Paribas SA	14,246,985
255,688	Bureau Veritas SA	6,468,837
54,079	Capgemini SE	11,302,053
2,872	Hermes International SCA	6,104,478
20,389	L'Oreal SA	10,163,928
6,870	LVMH Moet Hennessy Louis Vuitton SE	5,582,128
50,982	Pernod Ricard SA	9,009,631
250,059	Renault SA	10,227,395
351,434	Vallourec SACA*	5,458,853
		108,754,297
	Germany - 10.6%
61,688	adidas AG	12,535,414
434,444	Deutsche Telekom AG	10,445,470
366,557	Infineon Technologies AG	15,308,379
52,902	Merck KGaA	8,422,762
305,472	RWE AG	13,902,917
87,183	SAP SE	13,419,341
99,456	Siemens AG	18,658,869
		92,693,152
	Hong Kong - 1.3%
187,700	Hong Kong Exchanges & Clearing Ltd.	6,438,159
410,496	Prudential PLC	4,631,497
		11,069,656
	India - 3.7%
847,908	Axis Bank Ltd.	11,221,528
259,924	Larsen & Toubro Ltd.	11,007,222
319,021	Reliance Industries Ltd.	9,901,756
		32,130,506
	Indonesia - 0.9%
12,242,600	Bank Central Asia Tbk. PT	7,476,551
	Italy - 1.7%
21,040	Ferrari NV	7,103,241
294,250	UniCredit SpA	8,012,337
		15,115,578
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Japan - 12.6%
309,400	Bandai Namco Holdings, Inc.	$ 6,187,452
265,500	Dai-ichi Life Holdings, Inc.	5,632,030
39,700	Fast Retailing Co. Ltd.	9,816,968
33,400	Hoya Corp.	4,159,607
245,300	ITOCHU Corp.	9,993,484
32,322	Keyence Corp.	14,200,873
1,690,100	Mitsubishi UFJ Financial Group, Inc.	14,504,655
152,100	Oriental Land Co. Ltd.	5,653,297
217,400	Recruit Holdings Co. Ltd.	9,089,737
219,300	Sony Group Corp.	20,752,984
600,399	T&D Holdings, Inc.	9,531,606
		109,522,693
	Jersey - 0.4%
410,017	Arcadium Lithium PLC CDI*	3,132,142
	Netherlands - 6.2%
26,833	ASML Holding NV	20,255,896
600,842	Shell PLC	19,769,669
98,760	Wolters Kluwer NV	14,050,534
		54,076,099
	South Africa - 1.2%
426,107	Anglo American PLC	10,664,052
	South Korea - 3.1%
449,495	Samsung Electronics Co. Ltd.	27,282,905
	Spain - 1.2%
814,955	Iberdrola SA	10,689,587
	Switzerland - 5.4%
141,678	Alcon, Inc.	11,084,315
233,582	Novartis AG	23,594,232
8,768	Partners Group Holding AG	12,678,089
		47,356,636
	Taiwan - 3.3%
1,518,806	Taiwan Semiconductor Manufacturing Co. Ltd.	29,117,847
	Thailand - 1.3%
2,914,973	Kasikornbank PCL	11,529,227
	United Kingdom - 11.5%
152,194	AstraZeneca PLC	20,529,425
1,129,782	BAE Systems PLC	15,992,053
2,089,380	HSBC Holdings PLC	16,903,000
140,816	London Stock Exchange Group PLC	16,646,074
185,706	Reckitt Benckiser Group PLC	12,814,347
357,356	Unilever PLC	17,299,956
		100,184,855
	United States - 4.3%
18,870	ARM Holdings PLC ADR*(1)	1,417,986
139,788	CRH PLC	9,620,109
29,766	CyberArk Software Ltd.*	6,520,242
25,435	Linde PLC	10,346,970
542,379	Tenaris SA	9,433,688
		37,338,995
	Total Common Stocks (cost $692,381,530)	$ 848,766,947

The accompanying notes are an integral part of these financial statements.
63

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 1.6%
	Brazil - 1.6%
4,042,700	Banco Bradesco SA (Preference Shares)(2)		$ 14,097,658
	Total Preferred Stocks (cost $11,727,947)		$ 14,097,658
RIGHTS - 0.0%
	Brazil - 0.0%
3,661	Localiza Rent a Car SA Expires 02/05/2024*		$ 15,073
	Total Rights (cost $—)		$ 15,073
WARRANTS - 0.0%
	Canada - 0.0%
5,095	Constellation Software, Inc. Expires 03/31/2040*(3)		$ —
	Total Warrants (cost $—)		$ —
	Total Long-Term Investments (cost $704,109,477)		$ 862,879,678
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.2%
$ 1,934,551	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $1,935,695; collateralized by U.S. Treasury Bond at 4.38%, maturing 05/15/2040, with a market value of $1,973,324		$ 1,934,551
	Securities Lending Collateral - 0.2%
222,069	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(4)		222,069
740,229	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(4)		740,229
222,069	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(4)		222,069
222,069	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(4)		222,069
			1,406,436
	Total Short-Term Investments (cost $3,340,987)		$ 3,340,987
	Total Investments (cost $707,450,464)	99.3%	$ 866,220,665
	Other Assets and Liabilities	0.7%	6,103,267
	Total Net Assets	100.0%	$ 872,323,932
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Currently no rate available.
(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
64

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 19,370,763	$ —	$ 19,370,763	$ —
Brazil	13,360,515	—	13,360,515	—
Canada	50,017,086	50,017,086	—	—
China	42,601,940	5,297,590	37,304,350	—
Denmark	15,281,865	—	15,281,865	—
France	108,754,297	—	108,754,297	—
Germany	92,693,152	—	92,693,152	—
Hong Kong	11,069,656	—	11,069,656	—
India	32,130,506	—	32,130,506	—
Indonesia	7,476,551	—	7,476,551	—
Italy	15,115,578	—	15,115,578	—
Japan	109,522,693	—	109,522,693	—
Jersey	3,132,142	3,132,142	—	—
Netherlands	54,076,099	—	54,076,099	—
South Africa	10,664,052	—	10,664,052	—
South Korea	27,282,905	—	27,282,905	—
Spain	10,689,587	—	10,689,587	—
Switzerland	47,356,636	—	47,356,636	—
Taiwan	29,117,847	—	29,117,847	—
Thailand	11,529,227	11,529,227	—	—
United Kingdom	100,184,855	15,992,053	84,192,802	—
United States	37,338,995	7,938,228	29,400,767	—
Preferred Stocks	14,097,658	—	14,097,658	—
Rights	15,073	15,073	—	—
Warrants	—	—	—	—
Short-Term Investments	3,340,987	1,406,436	1,934,551	—
Total	$ 866,220,665	$ 95,327,835	$ 770,892,830	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
65

Hartford MidCap HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6%
	Automobiles & Components - 1.5%
116,012	BorgWarner, Inc.	$ 4,159,030
95,531	Visteon Corp.*	11,931,822
		16,090,852
	Banks - 0.5%
37,270	M&T Bank Corp.	5,108,972
	Capital Goods - 12.4%
8,598	Acuity Brands, Inc.	1,761,128
71,794	Axon Enterprise, Inc.*	18,546,544
52,924	Builders FirstSource, Inc.*	8,835,133
157,345	Fortive Corp.	11,585,312
161,731	Graco, Inc.	14,031,782
56,166	IDEX Corp.	12,194,200
140,644	Ingersoll Rand, Inc.	10,877,407
45,725	Lennox International, Inc.	20,462,852
44,732	Lincoln Electric Holdings, Inc.	9,727,421
30,943	Watsco, Inc.	13,258,147
119,457	Westinghouse Air Brake Technologies Corp.	15,159,093
		136,439,019
	Commercial & Professional Services - 3.1%
173,522	Ceridian HCM Holding, Inc.*	11,646,797
358,473	Genpact Ltd.	12,442,598
80,681	Robert Half, Inc.	7,093,473
42,135	TransUnion	2,895,096
		34,077,964
	Consumer Discretionary Distribution & Retail - 3.6%
169,974	CarMax, Inc.*	13,043,805
247,127	Chewy, Inc. Class A*	5,839,611
70,403	Floor & Decor Holdings, Inc. Class A*	7,854,159
345,716	Valvoline, Inc.*	12,992,007
		39,729,582
	Consumer Durables & Apparel - 3.6%
23,308	Deckers Outdoor Corp.*	15,579,767
3,436	NVR, Inc.*	24,053,546
		39,633,313
	Consumer Services - 3.7%
91,759	Choice Hotels International, Inc.	10,396,295
509,214	DraftKings, Inc. Class A*	17,949,793
91,719	Hyatt Hotels Corp. Class A	11,961,075
		40,307,163
	Consumer Staples Distribution & Retail - 0.7%
109,828	BJ's Wholesale Club Holdings, Inc.*	7,321,134
	Energy - 4.3%
354,648	Coterra Energy, Inc.	9,050,617
438,461	Marathon Oil Corp.	10,593,218
221,486	Ovintiv, Inc.	9,727,665
210,633	Targa Resources Corp.	18,297,689
		47,669,189
	Equity Real Estate Investment Trusts (REITs) - 1.3%
88,572	Lamar Advertising Co. Class A, REIT	9,413,432
82,343	Rexford Industrial Realty, Inc. REIT	4,619,442
		14,032,874
	Financial Services - 8.7%
34,413	Credit Acceptance Corp.*(1)	18,332,837
75,970	Hamilton Lane, Inc. Class A	8,618,037
5,409	Morningstar, Inc.	1,548,272
537,157	Nuvei Corp.	14,105,743
247,125	Shift4 Payments, Inc. Class A*	18,371,273
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Financial Services - 8.7% - (continued)
154,007	Tradeweb Markets, Inc. Class A	$ 13,996,156
108,733	WEX, Inc.*	21,154,005
		96,126,323
	Food, Beverage & Tobacco - 0.8%
99,720	Post Holdings, Inc.*	8,781,343
	Health Care Equipment & Services - 7.1%
113,968	Acadia Healthcare Co., Inc.*	8,862,152
798,307	agilon health, Inc.*	10,018,753
296,691	Inari Medical, Inc.*	19,261,180
34,496	Molina Healthcare, Inc.*	12,463,750
63,824	Shockwave Medical, Inc.*	12,162,301
78,424	Veeva Systems, Inc. Class A*	15,098,188
		77,866,324
	Insurance - 2.4%
12,418	Markel Group, Inc.*	17,632,318
70,969	W R Berkley Corp.	5,018,928
2,557	White Mountains Insurance Group Ltd.	3,848,310
		26,499,556
	Materials - 2.4%
86,849	Ball Corp.	4,995,554
35,401	Celanese Corp.	5,500,253
231,506	Element Solutions, Inc.	5,357,049
217,081	Graphic Packaging Holding Co.	5,351,047
117,906	Silgan Holdings, Inc.	5,335,247
		26,539,150
	Media & Entertainment - 1.7%
13,334	Cable One, Inc.	7,421,571
184,419	Pinterest, Inc. Class A*	6,830,880
50,577	Roku, Inc.*	4,635,888
		18,888,339
	Pharmaceuticals, Biotechnology & Life Sciences - 14.3%
51,838	Alnylam Pharmaceuticals, Inc.*	9,922,312
357,465	Apellis Pharmaceuticals, Inc.*	21,397,855
148,170	Bio-Techne Corp.	11,432,797
243,550	Exact Sciences Corp.*	18,017,829
45,534	ICON PLC*	12,889,309
89,456	Jazz Pharmaceuticals PLC*	11,003,088
3,414	Mettler-Toledo International, Inc.*	4,141,046
105,210	Neurocrine Biosciences, Inc.*	13,862,470
377,541	PTC Therapeutics, Inc.*	10,405,030
50,494	Repligen Corp.*	9,078,821
106,810	Sarepta Therapeutics, Inc.*	10,299,688
229,621	Ultragenyx Pharmaceutical, Inc.*	10,980,476
65,836	United Therapeutics Corp.*	14,476,678
		157,907,399
	Semiconductors & Semiconductor Equipment - 4.4%
31,931	First Solar, Inc.*	5,501,073
48,090	Lattice Semiconductor Corp.*	3,317,729
99,822	MKS Instruments, Inc.	10,268,689
23,817	Monolithic Power Systems, Inc.	15,023,287
34,507	Onto Innovation, Inc.*	5,276,121
99,137	Rambus, Inc.*	6,766,100
21,718	Silicon Laboratories, Inc.*	2,872,640
		49,025,639
	Software & Services - 15.6%
37,814	ANSYS, Inc.*	13,721,944
48,837	CyberArk Software Ltd.*	10,697,745
189,544	Datadog, Inc. Class A*	23,006,851
358,345	Dynatrace, Inc.*	19,597,888
19,276	Fair Isaac Corp.*	22,437,457

The accompanying notes are an integral part of these financial statements.
66

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Software & Services - 15.6% - (continued)
38,777	HubSpot, Inc.*	$ 22,511,599
564,354	Informatica, Inc. Class A*	16,022,010
48,300	MongoDB, Inc.*	19,747,455
50,728	PTC, Inc.*	8,875,371
87,869	Unity Software, Inc.*	3,592,963
58,884	VeriSign, Inc.*	12,127,749
		172,339,032
	Technology Hardware & Equipment - 1.8%
39,092	CDW Corp.	8,886,393
31,996	F5, Inc.*	5,726,644
179,132	Flex Ltd.*	5,456,361
		20,069,398
	Transportation - 4.9%
130,777	Expeditors International of Washington, Inc.	16,634,835
63,615	JB Hunt Transport Services, Inc.	12,706,460
149,034	Knight-Swift Transportation Holdings, Inc.	8,591,810
220,857	U-Haul Holding Co.	15,557,167
		53,490,272
	Utilities - 0.8%
41,678	Atmos Energy Corp.	4,830,480
162,598	NiSource, Inc.	4,316,977
		9,147,457
	Total Common Stocks (cost $806,609,255)	$ 1,097,090,294
SHORT-TERM INVESTMENTS - 0.0%
	Repurchase Agreements - 0.0%
$ 40,384	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $40,408; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $41,239	$ 40,384
	Securities Lending Collateral - 0.0%
16,350	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(2)	16,350
54,500	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(2)	54,500
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.0% - (continued)
	Securities Lending Collateral - 0.0% - (continued)
16,350	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		$ 16,350
16,350	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(2)		16,350
			103,550
	Total Short-Term Investments (cost $143,934)		$ 143,934
	Total Investments (cost $806,753,189)	99.6%	$ 1,097,234,228
	Other Assets and Liabilities	0.4%	3,921,762
	Total Net Assets	100.0%	$ 1,101,155,990
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
67

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 16,090,852	$ 16,090,852	$ —	$ —
Banks	5,108,972	5,108,972	—	—
Capital Goods	136,439,019	136,439,019	—	—
Commercial & Professional Services	34,077,964	34,077,964	—	—
Consumer Discretionary Distribution & Retail	39,729,582	39,729,582	—	—
Consumer Durables & Apparel	39,633,313	39,633,313	—	—
Consumer Services	40,307,163	40,307,163	—	—
Consumer Staples Distribution & Retail	7,321,134	7,321,134	—	—
Energy	47,669,189	47,669,189	—	—
Equity Real Estate Investment Trusts (REITs)	14,032,874	14,032,874	—	—
Financial Services	96,126,323	96,126,323	—	—
Food, Beverage & Tobacco	8,781,343	8,781,343	—	—
Health Care Equipment & Services	77,866,324	77,866,324	—	—
Insurance	26,499,556	26,499,556	—	—
Materials	26,539,150	26,539,150	—	—
Media & Entertainment	18,888,339	18,888,339	—	—
Pharmaceuticals, Biotechnology & Life Sciences	157,907,399	157,907,399	—	—
Semiconductors & Semiconductor Equipment	49,025,639	49,025,639	—	—
Software & Services	172,339,032	172,339,032	—	—
Technology Hardware & Equipment	20,069,398	20,069,398	—	—
Transportation	53,490,272	53,490,272	—	—
Utilities	9,147,457	9,147,457	—	—
Short-Term Investments	143,934	103,550	40,384	—
Total	$ 1,097,234,228	$ 1,097,193,844	$ 40,384	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
68

Hartford Small Cap Growth HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Automobiles & Components - 1.6%
27,487	Patrick Industries, Inc.	$ 2,758,321
77,907	Visteon Corp.*	9,730,584
		12,488,905
	Banks - 1.2%
113,830	Synovus Financial Corp.	4,285,699
63,728	Triumph Financial, Inc.*	5,109,711
		9,395,410
	Capital Goods - 14.5%
63,231	Applied Industrial Technologies, Inc.	10,919,361
182,906	AZEK Co., Inc.*	6,996,154
46,388	Boise Cascade Co.	6,000,752
55,781	Chart Industries, Inc.*	7,604,624
33,265	Comfort Systems USA, Inc.	6,841,613
26,448	Curtiss-Wright Corp.	5,892,350
207,851	Fluor Corp.*	8,141,524
200,736	FTAI Aviation Ltd.	9,314,150
14,493	Herc Holdings, Inc.	2,157,863
720,684	Hillman Solutions Corp.*	6,637,500
34,636	ITT, Inc.	4,132,767
75,327	John Bean Technologies Corp.	7,491,270
133,949	Rush Enterprises, Inc. Class A	6,737,635
311,607	Shoals Technologies Group, Inc. Class A*	4,842,373
84,002	SPX Technologies, Inc.*	8,485,042
79,037	WillScot Mobile Mini Holdings Corp.*	3,517,146
163,153	Zurn Elkay Water Solutions Corp. Class C	4,798,330
		110,510,454
	Commercial & Professional Services - 5.7%
17,239	CACI International, Inc. Class A*	5,583,022
56,234	Casella Waste Systems, Inc. Class A*	4,805,758
50,630	Ceridian HCM Holding, Inc.*	3,398,286
34,514	Clean Harbors, Inc.*	6,023,038
129,192	ExlService Holdings, Inc.*	3,985,573
24,582	Insperity, Inc.	2,881,502
56,408	KBR, Inc.	3,125,567
26,198	TriNet Group, Inc.*	3,115,728
444,566	Verra Mobility Corp.*	10,238,355
		43,156,829
	Consumer Discretionary Distribution & Retail - 2.5%
65,176	Boot Barn Holdings, Inc.*	5,002,910
23,520	Burlington Stores, Inc.*	4,574,169
188,682	Chewy, Inc. Class A*	4,458,556
64,119	Etsy, Inc.*	5,196,845
		19,232,480
	Consumer Durables & Apparel - 3.9%
67,017	Century Communities, Inc.	6,107,929
33,246	Crocs, Inc.*	3,105,509
21,454	PVH Corp.	2,619,963
124,504	SharkNinja, Inc.	6,370,870
261,981	VF Corp.	4,925,243
122,730	YETI Holdings, Inc.*	6,354,959
		29,484,473
	Consumer Services - 4.1%
26,370	Duolingo, Inc.*	5,982,034
314,462	European Wax Center, Inc. Class A*	4,273,539
53,177	Texas Roadhouse, Inc.	6,499,825
24,350	Wingstop, Inc.	6,247,723
102,166	Wyndham Hotels & Resorts, Inc.	8,215,168
		31,218,289
	Energy - 4.4%
88,903	Cactus, Inc. Class A	4,036,196
30,622	Chord Energy Corp.	5,090,295
30,913	Gulfport Energy Corp.*	4,117,612
125,086	Helmerich & Payne, Inc.	4,530,615
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Energy - 4.4% - (continued)
256,942	Magnolia Oil & Gas Corp. Class A	$ 5,470,295
124,667	SM Energy Co.	4,827,106
52,844	Weatherford International PLC*	5,169,729
		33,241,848
	Equity Real Estate Investment Trusts (REITs) - 1.6%
190,214	Phillips Edison & Co., Inc. REIT	6,939,007
49,986	Ryman Hospitality Properties, Inc. REIT	5,501,459
		12,440,466
	Financial Services - 4.4%
357,137	MGIC Investment Corp.	6,889,173
240,277	Remitly Global, Inc.*	4,666,179
28,118	Shift4 Payments, Inc. Class A*	2,090,292
176,224	StepStone Group, Inc. Class A	5,609,210
110,903	Stifel Financial Corp.	7,668,943
33,726	WEX, Inc.*	6,561,393
		33,485,190
	Food, Beverage & Tobacco - 1.5%
12,676	Boston Beer Co., Inc. Class A*	4,380,699
81,470	Freshpet, Inc.*	7,068,337
		11,449,036
	Health Care Equipment & Services - 9.7%
108,130	AtriCure, Inc.*	3,859,160
120,074	Encompass Health Corp.	8,011,337
93,256	Ensign Group, Inc.	10,464,256
88,284	Haemonetics Corp.*	7,549,165
98,975	HealthEquity, Inc.*	6,562,043
80,035	Inari Medical, Inc.*	5,195,872
22,491	Inspire Medical Systems, Inc.*	4,575,344
52,947	iRhythm Technologies, Inc.*	5,667,447
59,705	Lantheus Holdings, Inc.*	3,701,710
213,123	Option Care Health, Inc.*	7,180,114
97,157	Owens & Minor, Inc.*	1,872,215
45,467	QuidelOrtho Corp.*	3,350,918
166,777	RadNet, Inc.*	5,798,836
		73,788,417
	Household & Personal Products - 1.5%
80,352	elf Beauty, Inc.*	11,598,008
	Insurance - 0.6%
42,521	Selective Insurance Group, Inc.	4,229,989
	Materials - 4.3%
200,100	Axalta Coating Systems Ltd.*	6,797,397
123,102	Cabot Corp.	10,279,017
47,771	FMC Corp.	3,011,962
367,430	Livent Corp.*(1)	6,606,391
88,146	Louisiana-Pacific Corp.	6,243,381
		32,938,148
	Media & Entertainment - 1.5%
131,626	Bumble, Inc. Class A*	1,940,167
444,654	Eventbrite, Inc. Class A*	3,717,308
325,962	ZoomInfo Technologies, Inc.*	6,027,037
		11,684,512
	Pharmaceuticals, Biotechnology & Life Sciences - 12.7%
86,153	Akero Therapeutics, Inc.*	2,011,673
234,945	Alkermes PLC*	6,517,374
260,176	Amicus Therapeutics, Inc.*	3,691,897
50,050	Apogee Therapeutics, Inc.*(1)	1,398,397
72,130	Blueprint Medicines Corp.*	6,653,271
72,143	Bridgebio Pharma, Inc.*	2,912,413
99,523	Celldex Therapeutics, Inc.*	3,947,082
134,084	Crinetics Pharmaceuticals, Inc.*	4,770,709
291,419	Cytek Biosciences, Inc.*	2,657,741
92,134	Cytokinetics, Inc.*	7,692,268

The accompanying notes are an integral part of these financial statements.
69

Hartford Small Cap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.7% - (continued)
127,191	Denali Therapeutics, Inc.*	$ 2,729,519
888,166	Geron Corp.*(1)	1,874,030
41,914	Intellia Therapeutics, Inc.*	1,277,958
103,096	Intra-Cellular Therapies, Inc.*	7,383,735
59,680	Ionis Pharmaceuticals, Inc.*	3,019,211
68,487	Kymera Therapeutics, Inc.*	1,743,679
28,908	MoonLake Immunotherapeutics*(1)	1,745,754
66,591	Morphic Holding, Inc.*	1,923,148
49,262	Nuvalent, Inc. Class A*	3,625,191
51,235	Prothena Corp. PLC*	1,861,880
61,584	RayzeBio, Inc.*	3,828,677
172,750	Revolution Medicines, Inc.*	4,954,470
122,845	Rocket Pharmaceuticals, Inc.*	3,681,665
56,456	Sage Therapeutics, Inc.*	1,223,401
36,043	Structure Therapeutics, Inc. ADR*	1,469,113
54,019	Ultragenyx Pharmaceutical, Inc.*	2,583,189
103,828	Vaxcyte, Inc.*	6,520,398
107,225	Veracyte, Inc.*	2,949,760
		96,647,603
	Semiconductors & Semiconductor Equipment - 5.1%
28,986	Axcelis Technologies, Inc.*	3,759,194
49,418	Cirrus Logic, Inc.*	4,111,083
173,751	Credo Technology Group Holding Ltd.*	3,382,932
77,119	FormFactor, Inc.*	3,216,634
54,404	MKS Instruments, Inc.	5,596,540
43,976	Onto Innovation, Inc.*	6,723,930
80,943	Power Integrations, Inc.	6,646,230
83,627	Rambus, Inc.*	5,707,543
		39,144,086
	Software & Services - 13.8%
63,803	Agilysys, Inc.*	5,411,770
89,197	Alarm.com Holdings, Inc.*	5,763,910
83,706	Altair Engineering, Inc. Class A*	7,043,860
26,311	Appfolio, Inc. Class A*	4,558,118
105,471	Blackbaud, Inc.*	9,144,336
84,641	Braze, Inc. Class A*	4,496,976
287,544	CCC Intelligent Solutions Holdings, Inc.*	3,275,126
106,289	DoubleVerify Holdings, Inc.*	3,909,309
47,368	Five9, Inc.*	3,727,388
299,765	Grid Dynamics Holdings, Inc.*	3,995,867
51,275	Guidewire Software, Inc.*	5,591,026
130,828	Intapp, Inc.*	4,974,081
74,758	Perficient, Inc.*	4,920,572
219,077	PowerSchool Holdings, Inc. Class A*	5,161,454
41,065	Rapid7, Inc.*	2,344,812
206,984	Sprinklr, Inc. Class A*	2,492,087
99,055	Sprout Social, Inc. Class A*	6,085,939
31,850	SPS Commerce, Inc.*	6,173,804
207,189	Squarespace, Inc. Class A*	6,839,309
111,315	Varonis Systems, Inc.*	5,040,343
38,226	Workiva, Inc.*	3,881,086
		104,831,173
	Technology Hardware & Equipment - 4.4%
57,740	Fabrinet *	10,989,654
48,818	Insight Enterprises, Inc.*	8,650,061
12,383	Littelfuse, Inc.	3,313,196
39,844	Novanta, Inc.*	6,710,128
14,505	Super Micro Computer, Inc.*	4,123,191
		33,786,230
	Total Common Stocks (cost $588,919,154)	$ 754,751,546
Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
13,827	iShares Russell 2000 Growth ETF		$ 3,487,446
	Total Exchange-Traded Funds (cost $2,800,306)		$ 3,487,446
	Total Long-Term Investments (cost $591,719,460)		$ 758,238,992
SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.1%
$ 803,940	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $804,415; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $820,042		$ 803,940
	Securities Lending Collateral - 0.8%
1,008,416	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(2)		1,008,416
3,361,387	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(2)		3,361,387
1,008,416	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(2)		1,008,416
1,008,416	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(2)		1,008,416
			6,386,635
	Total Short-Term Investments (cost $7,190,575)		$ 7,190,575
	Total Investments (cost $598,910,035)	100.4%	$ 765,429,567
	Other Assets and Liabilities	(0.4)%	(2,947,823)
	Total Net Assets	100.0%	$ 762,481,744
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
70

Hartford Small Cap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 12,488,905	$ 12,488,905	$ —	$ —
Banks	9,395,410	9,395,410	—	—
Capital Goods	110,510,454	110,510,454	—	—
Commercial & Professional Services	43,156,829	43,156,829	—	—
Consumer Discretionary Distribution & Retail	19,232,480	19,232,480	—	—
Consumer Durables & Apparel	29,484,473	29,484,473	—	—
Consumer Services	31,218,289	31,218,289	—	—
Energy	33,241,848	33,241,848	—	—
Equity Real Estate Investment Trusts (REITs)	12,440,466	12,440,466	—	—
Financial Services	33,485,190	33,485,190	—	—
Food, Beverage & Tobacco	11,449,036	11,449,036	—	—
Health Care Equipment & Services	73,788,417	73,788,417	—	—
Household & Personal Products	11,598,008	11,598,008	—	—
Insurance	4,229,989	4,229,989	—	—
Materials	32,938,148	32,938,148	—	—
Media & Entertainment	11,684,512	11,684,512	—	—
Pharmaceuticals, Biotechnology & Life Sciences	96,647,603	96,647,603	—	—
Semiconductors & Semiconductor Equipment	39,144,086	39,144,086	—	—
Software & Services	104,831,173	104,831,173	—	—
Technology Hardware & Equipment	33,786,230	33,786,230	—	—
Exchange-Traded Funds	3,487,446	3,487,446	—	—
Short-Term Investments	7,190,575	6,386,635	803,940	—
Total	$ 765,429,567	$ 764,625,627	$ 803,940	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
71

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 0.9%
29,804	Visteon Corp.*	$ 3,722,520
	Banks - 1.0%
151,415	Cadence Bank	4,480,370
	Capital Goods - 15.8%
17,326	Acuity Brands, Inc.	3,548,885
97,756	Ameresco, Inc. Class A*	3,095,933
62,501	Applied Industrial Technologies, Inc.	10,793,298
224,873	AZEK Co., Inc.*	8,601,392
28,028	Comfort Systems USA, Inc.	5,764,519
31,836	Curtiss-Wright Corp.	7,092,742
238,396	Fluor Corp.*	9,337,971
26,745	Middleby Corp.*	3,936,062
101,695	Rush Enterprises, Inc. Class A	5,115,258
275,126	Shoals Technologies Group, Inc. Class A*	4,275,458
222,642	Zurn Elkay Water Solutions Corp. Class C	6,547,901
		68,109,419
	Commercial & Professional Services - 7.0%
142,812	Aris Water Solutions, Inc. Class A	1,198,193
54,385	Casella Waste Systems, Inc. Class A*	4,647,742
244,153	ExlService Holdings, Inc.*	7,532,120
53,719	TriNet Group, Inc.*	6,388,800
456,863	Verra Mobility Corp.*	10,521,555
		30,288,410
	Consumer Discretionary Distribution & Retail - 2.0%
37,993	Boot Barn Holdings, Inc.*	2,916,343
100,127	Global-e Online Ltd.*	3,968,033
43,094	Tory Burch LLC*(1)(2)	1,818,137
		8,702,513
	Consumer Durables & Apparel - 3.5%
44,085	Crocs, Inc.*	4,117,980
90,846	Skyline Champion Corp.*	6,746,224
84,875	YETI Holdings, Inc.*	4,394,827
		15,259,031
	Consumer Services - 6.4%
84,116	Boyd Gaming Corp.	5,266,503
17,338	Duolingo, Inc.*	3,933,125
150,547	European Wax Center, Inc. Class A*	2,045,934
109,507	H&R Block, Inc.	5,296,853
40,654	Wingstop, Inc.	10,431,003
101,681	WW International, Inc.*	889,709
		27,863,127
	Energy - 5.1%
125,958	Cactus, Inc. Class A	5,718,493
31,100	Chord Energy Corp.	5,169,753
87,195	Seadrill Ltd.*	4,122,580
220,806	Viper Energy, Inc.	6,928,892
		21,939,718
	Equity Real Estate Investment Trusts (REITs) - 3.0%
155,027	Phillips Edison & Co., Inc. REIT	5,655,385
67,215	Ryman Hospitality Properties, Inc. REIT	7,397,683
		13,053,068
	Financial Services - 2.4%
173,159	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	4,775,725
52,908	PJT Partners, Inc. Class A	5,389,738
		10,165,463
	Food, Beverage & Tobacco - 2.4%
124,077	Celsius Holdings, Inc.*	6,764,678
87,414	TreeHouse Foods, Inc.*	3,623,310
		10,387,988
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 10.3%
52,921	Acadia Healthcare Co., Inc.*	$ 4,115,136
149,588	Cross Country Healthcare, Inc.*	3,386,672
59,593	Glaukos Corp.*	4,737,048
73,665	Haemonetics Corp.*	6,299,094
56,653	HealthEquity, Inc.*	3,756,094
71,623	Inari Medical, Inc.*	4,649,765
24,646	Inspire Medical Systems, Inc.*	5,013,736
13,837	Lantheus Holdings, Inc.*	857,894
189,421	PROCEPT BioRobotics Corp.*(3)	7,938,634
19,353	Shockwave Medical, Inc.*	3,687,908
		44,441,981
	Household & Personal Products - 2.3%
68,968	elf Beauty, Inc.*	9,954,841
	Insurance - 1.0%
385,011	SiriusPoint Ltd.*	4,466,128
	Materials - 3.1%
111,349	Cabot Corp.	9,297,641
233,375	Livent Corp.*(3)	4,196,083
		13,493,724
	Media & Entertainment - 3.4%
134,752	Cargurus, Inc.*	3,255,608
125,955	Criteo SA ADR*	3,189,180
504,899	Eventbrite, Inc. Class A*	4,220,956
62,004	Ziff Davis, Inc.*	4,166,049
		14,831,793
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
27,195	Akero Therapeutics, Inc.*	635,003
152,307	Amicus Therapeutics, Inc.*	2,161,236
43,047	Apellis Pharmaceuticals, Inc.*	2,576,793
9,645	Ascendis Pharma AS ADR*	1,214,788
35,907	Blueprint Medicines Corp.*	3,312,062
76,618	Celldex Therapeutics, Inc.*	3,038,670
82,854	Crinetics Pharmaceuticals, Inc.*	2,947,945
51,152	Cytokinetics, Inc.*	4,270,681
163,556	Immatics NV*	1,722,245
36,780	Immunocore Holdings PLC ADR*	2,512,810
62,743	ImmunoGen, Inc.*	1,860,330
42,255	Intellia Therapeutics, Inc.*	1,288,355
73,278	Intra-Cellular Therapies, Inc.*	5,248,170
40,351	Kymera Therapeutics, Inc.*	1,027,337
52,662	Merus NV*	1,448,205
36,891	Morphic Holding, Inc.*	1,065,412
26,650	Prothena Corp. PLC*	968,461
51,847	PTC Therapeutics, Inc.*	1,428,903
51,757	Revance Therapeutics, Inc.*	454,944
59,624	Revolution Medicines, Inc.*	1,710,016
138,276	Rocket Pharmaceuticals, Inc.*	4,144,132
27,592	Structure Therapeutics, Inc. ADR*	1,124,650
111,370	Syndax Pharmaceuticals, Inc.*	2,406,706
57,314	Vaxcyte, Inc.*	3,599,319
111,224	Verona Pharma PLC ADR*	2,211,133
		54,378,306
	Semiconductors & Semiconductor Equipment - 3.1%
32,058	MKS Instruments, Inc.	3,297,807
24,789	SiTime Corp.*	3,026,241
40,196	Synaptics, Inc.*	4,585,560
12,505	Universal Display Corp.	2,391,706
		13,301,314
	Software & Services - 10.8%
162,922	Clearwater Analytics Holdings, Inc. Class A*	3,263,328
27,920	CyberArk Software Ltd.*	6,115,876
192,242	DoubleVerify Holdings, Inc.*	7,070,661
69,391	Five9, Inc.*	5,460,378

The accompanying notes are an integral part of these financial statements.
72

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 10.8% - (continued)
62,626	Intapp, Inc.*		$ 2,381,040
251,884	Jamf Holding Corp.*		4,549,025
19,464	Manhattan Associates, Inc.*		4,190,988
294,896	PowerSchool Holdings, Inc. Class A*		6,947,750
35,140	RingCentral, Inc. Class A*		1,193,003
86,055	Sprout Social, Inc. Class A*		5,287,219
			46,459,268
	Technology Hardware & Equipment - 3.4%
139,576	Calix, Inc.*		6,098,076
35,868	ePlus, Inc.*		2,863,701
34,462	Novanta, Inc.*		5,803,745
			14,765,522
	Total Common Stocks (cost $361,630,707)		$ 430,064,504
EXCHANGE-TRADED FUNDS - 0.3%
	Other Investment Pools & Funds - 0.3%
5,371	iShares Russell 2000 Growth ETF		$ 1,354,674
	Total Exchange-Traded Funds (cost $1,149,907)		$ 1,354,674
	Total Long-Term Investments (cost $362,780,614)		$ 431,419,178
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.1%
$ 169,619	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $169,719; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $173,079		$ 169,619
	Securities Lending Collateral - 0.5%
349,070	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(4)		349,070
1,163,567	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(4)		1,163,567
349,070	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(4)		349,070
349,069	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(4)		349,069
			2,210,776
	Total Short-Term Investments (cost $2,380,395)		$ 2,380,395
	Total Investments (cost $365,161,009)	100.4%	$ 433,799,573
	Other Assets and Liabilities	(0.4)%	(1,628,414)
	Total Net Assets	100.0%	$ 432,171,159
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,818,137 or 0.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2013	Tory Burch LLC	43,094	$ 3,377,559	$ 1,818,137

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
73

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 3,722,520	$ 3,722,520	$ —	$ —
Banks	4,480,370	4,480,370	—	—
Capital Goods	68,109,419	68,109,419	—	—
Commercial & Professional Services	30,288,410	30,288,410	—	—
Consumer Discretionary Distribution & Retail	8,702,513	6,884,376	—	1,818,137
Consumer Durables & Apparel	15,259,031	15,259,031	—	—
Consumer Services	27,863,127	27,863,127	—	—
Energy	21,939,718	21,939,718	—	—
Equity Real Estate Investment Trusts (REITs)	13,053,068	13,053,068	—	—
Financial Services	10,165,463	10,165,463	—	—
Food, Beverage & Tobacco	10,387,988	10,387,988	—	—
Health Care Equipment & Services	44,441,981	44,441,981	—	—
Household & Personal Products	9,954,841	9,954,841	—	—
Insurance	4,466,128	4,466,128	—	—
Materials	13,493,724	13,493,724	—	—
Media & Entertainment	14,831,793	14,831,793	—	—
Pharmaceuticals, Biotechnology & Life Sciences	54,378,306	54,378,306	—	—
Semiconductors & Semiconductor Equipment	13,301,314	13,301,314	—	—
Software & Services	46,459,268	46,459,268	—	—
Technology Hardware & Equipment	14,765,522	14,765,522	—	—
Exchange-Traded Funds	1,354,674	1,354,674	—	—
Short-Term Investments	2,380,395	2,210,776	169,619	—
Total	$ 433,799,573	$ 431,811,817	$ 169,619	$ 1,818,137

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
74

Hartford Stock HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Banks - 1.1%
94,403	PNC Financial Services Group, Inc.	$ 14,618,305
	Capital Goods - 12.6%
33,450	Deere & Co.	13,375,652
131,420	General Dynamics Corp.	34,125,831
205,192	Honeywell International, Inc.	43,030,814
43,029	Lockheed Martin Corp.	19,502,464
84,018	Northrop Grumman Corp.	39,332,187
225,792	RTX Corp.	18,998,139
		168,365,087
	Commercial & Professional Services - 1.8%
101,859	Automatic Data Processing, Inc.	23,730,091
	Consumer Discretionary Distribution & Retail - 4.9%
74,397	Home Depot, Inc.	25,782,280
419,177	TJX Cos., Inc.	39,322,995
		65,105,275
	Consumer Durables & Apparel - 2.8%
346,512	NIKE, Inc. Class B	37,620,808
	Consumer Services - 2.9%
132,553	McDonald's Corp.	39,303,290
	Consumer Staples Distribution & Retail - 2.4%
49,486	Costco Wholesale Corp.	32,664,719
	Equity Real Estate Investment Trusts (REITs) - 3.3%
112,771	American Tower Corp. REIT	24,345,003
64,825	Public Storage REIT	19,771,625
		44,116,628
	Financial Services - 8.7%
191,537	American Express Co.	35,882,542
88,053	Mastercard, Inc. Class A	37,555,485
162,512	Visa, Inc. Class A	42,309,999
		115,748,026
	Food, Beverage & Tobacco - 6.9%
487,181	Coca-Cola Co.	28,709,576
798,270	Diageo PLC	28,973,337
201,452	PepsiCo, Inc.	34,214,608
		91,897,521
	Health Care Equipment & Services - 11.5%
301,236	Abbott Laboratories	33,157,047
299,242	Medtronic PLC	24,651,556
156,503	Stryker Corp.	46,866,388
93,884	UnitedHealth Group, Inc.	49,427,109
		154,102,100
	Household & Personal Products - 5.5%
484,759	Colgate-Palmolive Co.	38,640,140
239,190	Procter & Gamble Co.	35,050,903
		73,691,043
	Insurance - 4.8%
124,238	Chubb Ltd.	28,077,788
193,917	Marsh & McLennan Cos., Inc.	36,741,454
		64,819,242
	Materials - 5.2%
149,214	Ecolab, Inc.	29,596,597
97,910	Linde PLC	40,212,616
		69,809,213
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
182,818	Danaher Corp.		$ 42,293,116
195,378	Johnson & Johnson		30,623,548
169,046	Merck & Co., Inc.		18,429,395
260,683	Pfizer, Inc.		7,505,063
			98,851,122
	Semiconductors & Semiconductor Equipment - 2.4%
188,044	Texas Instruments, Inc.		32,053,980
	Software & Services - 8.5%
117,695	Accenture PLC Class A		41,300,352
24,041	Intuit, Inc.		15,026,346
153,813	Microsoft Corp.		57,839,841
			114,166,539
	Transportation - 6.8%
269,526	Canadian National Railway Co.		33,877,631
134,985	Union Pacific Corp.		33,155,016
156,250	United Parcel Service, Inc. Class B		24,567,187
			91,599,834
	Total Common Stocks (cost $704,085,310)		$ 1,332,262,823
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
$ 2,928,065	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $2,929,796; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $2,986,665		$ 2,928,065
	Total Short-Term Investments (cost $2,928,065)		$ 2,928,065
	Total Investments (cost $707,013,375)	99.7%	$ 1,335,190,888
	Other Assets and Liabilities	0.3%	4,421,973
	Total Net Assets	100.0%	$ 1,339,612,861
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
75

Hartford Stock HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 14,618,305	$ 14,618,305	$ —	$ —
Capital Goods	168,365,087	168,365,087	—	—
Commercial & Professional Services	23,730,091	23,730,091	—	—
Consumer Discretionary Distribution & Retail	65,105,275	65,105,275	—	—
Consumer Durables & Apparel	37,620,808	37,620,808	—	—
Consumer Services	39,303,290	39,303,290	—	—
Consumer Staples Distribution & Retail	32,664,719	32,664,719	—	—
Equity Real Estate Investment Trusts (REITs)	44,116,628	44,116,628	—	—
Financial Services	115,748,026	115,748,026	—	—
Food, Beverage & Tobacco	91,897,521	62,924,184	28,973,337	—
Health Care Equipment & Services	154,102,100	154,102,100	—	—
Household & Personal Products	73,691,043	73,691,043	—	—
Insurance	64,819,242	64,819,242	—	—
Materials	69,809,213	69,809,213	—	—
Pharmaceuticals, Biotechnology & Life Sciences	98,851,122	98,851,122	—	—
Semiconductors & Semiconductor Equipment	32,053,980	32,053,980	—	—
Software & Services	114,166,539	114,166,539	—	—
Transportation	91,599,834	91,599,834	—	—
Short-Term Investments	2,928,065	—	2,928,065	—
Total	$ 1,335,190,888	$ 1,303,289,486	$ 31,901,402	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
76

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.6%
	Asset-Backed - Automobile - 2.9%
	American Credit Acceptance Receivables Trust
$ 131,414	4.55%, 10/13/2026(1)	$ 131,264
1,315,000	6.09%, 11/12/2027(1)	1,322,671
2,375,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	2,353,657
3,025,063	ARI Fleet Lease Trust 5.41%, 02/17/2032(1)	3,019,283
1,510,000	Avis Budget Rental Car Funding AESOP LLC 5.90%, 08/21/2028(1)	1,541,470
3,958,951	Carvana Auto Receivables Trust 4.13%, 04/12/2027	3,897,162
2,267,987	Chesapeake Funding II LLC 5.65%, 05/15/2035(1)	2,274,067
2,831,737	CPS Auto Receivables Trust 5.91%, 08/16/2027(1)	2,833,449
	DT Auto Owner Trust
1,030,000	5.19%, 10/16/2028(1)	1,021,057
1,135,000	5.41%, 02/15/2029(1)	1,129,295
1,580,000	Enterprise Fleet Financing LLC 5.42%, 10/22/2029(1)	1,595,744
	Exeter Automobile Receivables Trust
493,460	2.18%, 06/15/2026	491,862
1,234,757	2.58%, 09/15/2025(1)	1,222,284
543,490	2.73%, 12/15/2025(1)	536,311
1,500,000	4.57%, 01/15/2027	1,492,166
649,000	6.03%, 08/16/2027	650,118
	Flagship Credit Auto Trust
2,031,000	4.69%, 07/17/2028(1)	1,989,921
570,000	5.05%, 01/18/2028(1)	564,239
365,000	GLS Auto Receivables Issuer Trust 4.92%, 01/15/2027(1)	362,075
3,980,000	Hertz Vehicle Financing III LLC 5.94%, 02/25/2028(1)	4,054,744
1,831,005	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	1,808,236
	Santander Drive Auto Receivables Trust
2,995,000	4.42%, 11/15/2027	2,958,663
955,000	4.43%, 03/15/2027	943,679
660,000	4.72%, 06/15/2027	653,927
1,210,000	4.98%, 02/15/2028	1,201,087
2,000,000	5.61%, 07/17/2028	2,009,840
2,615,000	5.95%, 01/17/2028	2,627,602
985,000	SFS Auto Receivables Securitization Trust 5.71%, 01/22/2030(1)	992,666
569,878	Tricolor Auto Securitization Trust 6.48%, 08/17/2026(1)	569,458
	Westlake Automobile Receivables Trust
1,930,000	1.65%, 02/17/2026(1)	1,899,276
2,285,000	4.31%, 09/15/2027(1)	2,258,056
655,000	5.41%, 01/18/2028(1)	651,899
1,090,000	World Omni Auto Receivables Trust 5.03%, 05/15/2029	1,088,965
		52,146,193
	Asset-Backed - Finance & Insurance - 0.3%
4,175,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,094,873
758,203	Fieldstone Mortgage Investment Trust 6.01%, 05/25/2036, 1 mo. USD Term SOFR + 0.65%(2)	522,873
340,217	Securitized Asset-Backed Receivables LLC Trust 5.65%, 07/25/2036, 1 mo. USD Term SOFR + 0.29%(2)	115,064
		4,732,810
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.6% - (continued)
	Asset-Backed - Home Equity - 0.2%
	GSAA Home Equity Trust
$ 4,272,867	5.63%, 02/25/2037, 1 mo. USD Term SOFR + 0.27%(2)	$ 1,175,209
1,892,301	5.83%, 11/25/2036, 1 mo. USD Term SOFR + 0.47%(2)	431,635
487,122	5.98%, 06/25/2036(3)	126,920
1,174,621	Morgan Stanley Mortgage Loan Trust 5.81%, 11/25/2036, 1 mo. USD Term SOFR + 0.45%(2)	328,500
	Soundview Home Loan Trust
1,586,219	5.65%, 07/25/2037, 1 mo. USD Term SOFR + 0.29%(2)	1,361,156
325,696	5.97%, 11/25/2036, 1 mo. USD Term SOFR + 0.61%(2)	305,763
		3,729,183
	Asset-Backed - Student Loan - 0.2%
	Navient Private Education Refi Loan Trust
1,821,815	1.11%, 02/18/2070(1)	1,552,471
2,295,793	5.51%, 10/15/2071(1)	2,295,348
		3,847,819
	Commercial Mortgage-Backed Securities - 3.2%
	BBCMS Mortgage Trust
24,008,816	1.45%, 02/15/2050(3)(4)	860,550
925,000	3.66%, 04/15/2055(3)	838,661
1,000,000	4.60%, 06/15/2055(3)	973,669
1,300,000	5.44%, 12/15/2055(3)	1,342,575
425,000	5.71%, 12/15/2055(3)	447,170
	Benchmark Mortgage Trust
17,946,232	0.46%, 07/15/2051(3)(4)	266,781
8,226,157	0.52%, 01/15/2051(3)(4)	135,821
8,575,947	1.02%, 08/15/2052(3)(4)	297,798
24,373,990	1.19%, 03/15/2062(3)(4)	1,212,206
10,359,067	1.51%, 01/15/2054(3)(4)	822,533
2,692,063	1.78%, 07/15/2053(3)(4)	175,200
2,335,000	BPR Trust 8.59%, 08/15/2024, 1 mo. USD Term SOFR + 3.23%(1)(2)	2,324,744
4,393,411	BX Trust 7.81%, 08/15/2039, 1 mo. USD Term SOFR + 2.45%(1)(2)	4,405,024
2,920,000	CAMB Commercial Mortgage Trust 8.21%, 12/15/2037, 1 mo. USD Term SOFR + 2.60%(1)(2)	2,800,912
3,344,985	CD Mortgage Trust 2.46%, 08/10/2049	3,119,759
	Citigroup Commercial Mortgage Trust
16,411,661	0.89%, 07/10/2047(3)(4)	37,494
19,847,039	1.01%, 04/10/2048(3)(4)	183,917
2,357,000	4.06%, 11/15/2049(3)	1,783,644
	Commercial Mortgage Trust
1,633,881	0.15%, 02/10/2047(3)(4)	5
841,000	2.82%, 01/10/2039(1)	737,432
55,051	2.85%, 10/15/2045	50,193
860,000	3.90%, 01/10/2039(1)(3)	672,005
394,694	4.07%, 02/10/2047(3)	393,947
74,129	4.24%, 02/10/2047(3)	73,984
11,781	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	11,617
	CSAIL Commercial Mortgage Trust
51,942,005	0.71%, 06/15/2057(3)(4)	296,272
2,227,055	0.89%, 11/15/2048(3)(4)	28,516
6,897,403	1.86%, 01/15/2049(3)(4)	213,942
4,255,958	DBJPM Mortgage Trust 1.71%, 09/15/2053(3)(4)	240,220
4,340,000	GS Mortgage Securities Corp. Trust 2.95%, 11/05/2034(1)	3,106,310
	GS Mortgage Securities Trust
2,875,542	0.37%, 07/10/2046(3)(4)	29

The accompanying notes are an integral part of these financial statements.
77

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.6% - (continued)
	Commercial Mortgage-Backed Securities - 3.2% - (continued)
$ 713,735	1.70%, 08/10/2044(1)(3)(4)	$ 3
2,215,000	4.99%, 04/10/2047(1)(3)	1,781,838
	JP Morgan Chase Commercial Mortgage Securities Trust
1,416,196	2.73%, 10/15/2045(1)(3)	1,246,253
1,400,000	2.81%, 01/16/2037(1)	1,173,813
1,290,924	3.78%, 12/15/2047(1)(3)	826,936
	JPMBB Commercial Mortgage Securities Trust
3,559,896	0.54%, 05/15/2048(3)(4)	19,589
15,588,668	0.58%, 09/15/2047(3)(4)	36,339
	Morgan Stanley Bank of America Merrill Lynch Trust
9,218,230	0.95%, 12/15/2047(3)(4)	33,279
1,259,417	0.96%, 10/15/2048(3)(4)	11,064
	Morgan Stanley Capital I Trust
7,058,914	1.32%, 06/15/2050(3)(4)	196,277
1,460,000	4.94%, 07/15/2049(1)(3)	1,038,475
82,680	5.26%, 10/12/2052(1)(3)	30,466
1,890,000	NJ Trust 6.70%, 01/06/2029(1)(3)	1,947,547
790,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(3)	581,176
5,410,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	4,852,758
3,530,000	TYSN Mortgage Trust 6.80%, 12/10/2033(1)(3)	3,677,453
3,272,621	UBS Commercial Mortgage Trust 1.07%, 08/15/2050(3)(4)	98,091
	Wells Fargo Commercial Mortgage Trust
24,635,394	0.87%, 09/15/2057(3)(4)	291,318
13,951,496	1.06%, 05/15/2048(3)(4)	105,600
3,085,000	2.94%, 10/15/2049	2,900,272
430,000	4.14%, 05/15/2048(3)	368,683
	Wells Fargo NA
19,830,198	0.59%, 11/15/2062(3)(4)	557,776
9,646,171	0.64%, 11/15/2062(3)(4)	299,403
32,577,689	0.71%, 11/15/2050(3)(4)	718,514
3,683,369	0.76%, 11/15/2054(3)(4)	81,547
17,777,249	0.81%, 09/15/2062(3)(4)	647,531
33,789,334	0.88%, 01/15/2063(3)(4)	1,374,989
12,571,430	0.89%, 05/15/2062(3)(4)	468,291
5,560,967	0.99%, 02/15/2056(3)(4)	355,110
20,567,926	1.76%, 03/15/2063(3)(4)	1,830,667
2,545,000	2.04%, 02/15/2054	2,090,047
	WFRBS Commercial Mortgage Trust
184,818	3.72%, 05/15/2047	183,838
14,155	4.05%, 03/15/2047	14,118
710,000	5.00%, 06/15/2044(1)(3)	361,286
		58,053,277
	Other Asset-Backed Securities - 6.6%
416,249	AASET Trust 3.35%, 01/16/2040(1)	367,514
1,535,000	Affirm Asset Securitization Trust 6.61%, 01/18/2028(1)	1,543,776
3,005,000	Aligned Data Centers Issuer LLC 6.00%, 08/17/2048(1)	2,977,201
771,758	Amur Equipment Finance Receivables XI LLC 5.30%, 06/21/2028(1)	769,567
885,000	Arbor Realty Commercial Real Estate Notes Ltd. 6.58%, 05/15/2036, 1 mo. USD Term SOFR + 1.21%(1)(2)	875,389
590,905	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	586,697
2,590,000	Benefit Street Partners CLO XXXI Ltd. 7.73%, 04/25/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	2,594,732
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.6% - (continued)
	Other Asset-Backed Securities - 6.6% - (continued)
	CF Hippolyta Issuer LLC
$ 381,691	1.53%, 03/15/2061(1)	$ 342,000
905,504	1.69%, 07/15/2060(1)	836,921
1,024,149	1.99%, 07/15/2060(1)	873,204
579,438	5.97%, 08/15/2062(1)	570,124
690,000	CNH Equipment Trust 4.77%, 10/15/2030	685,749
4,485,000	Columbia Cent CLO 27 Ltd. 6.83%, 01/25/2035, 3 mo. USD Term SOFR + 1.45%(1)(2)	4,455,946
1,150,000	DLLAA LLC 5.64%, 02/22/2028(1)	1,168,606
	Domino's Pizza Master Issuer LLC
2,262,000	2.66%, 04/25/2051(1)	2,000,646
1,395,625	3.67%, 10/25/2049(1)	1,274,095
3,111,250	4.12%, 07/25/2048(1)	3,022,775
	Elmwood CLO Ltd.
2,155,000	7.64%, 04/16/2036, 3 mo. USD Term SOFR + 2.25%(1)(2)	2,152,209
3,085,000	7.80%, 10/17/2036, 3 mo. USD Term SOFR + 2.40%(1)(2)	3,092,660
3,267,261	First Franklin Mortgage Loan Trust 5.95%, 04/25/2036, 1 mo. USD Term SOFR + 0.59%(2)	2,941,009
4,842,613	FirstKey Homes Trust 4.25%, 07/17/2039(1)	4,650,282
1,830,000	Golub Capital Partners CLO 68B Ltd. 8.20%, 07/25/2036, 3 mo. USD Term SOFR + 2.80%(1)(2)	1,837,810
2,358,722	GSAMP Trust 5.56%, 01/25/2037, 1 mo. USD Term SOFR + 0.20%(2)	1,340,911
1,390,000	Invesco U.S. CLO Ltd. 7.71%, 04/21/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	1,390,424
6,910	Marlette Funding Trust 1.06%, 09/15/2031(1)	6,895
55,224	Morgan Stanley ABS Capital I, Inc. Trust 5.77%, 06/25/2036, 1 mo. USD Term SOFR + 0.41%(2)	45,346
3,150,000	New Economy Assets Phase 1 Sponsor LLC 1.91%, 10/20/2061(1)	2,757,697
333,711	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	318,098
3,005,000	Octagon 61 Ltd. 7.77%, 04/20/2036, 3 mo. USD Term SOFR + 2.35%(1)(2)	3,004,799
	PRET LLC
1,617,850	1.87%, 07/25/2051(1)(5)	1,506,887
1,069,425	2.49%, 07/25/2051(1)(5)	1,029,784
	Pretium Mortgage Credit Partners LLC
2,961,512	1.99%, 02/25/2061(1)(5)	2,805,334
3,374,152	2.98%, 01/25/2052(1)(5)	3,346,484
	Progress Residential Trust
3,295,138	1.51%, 10/17/2038(1)	2,957,293
1,122,476	3.20%, 04/17/2039(1)	1,049,392
1,796,018	4.30%, 03/17/2040(1)	1,716,937
876,228	4.45%, 06/17/2039(1)	848,482
1,395,187	4.75%, 10/27/2039(1)	1,360,101
4,425,000	Retained Vantage Data Centers Issuer LLC 5.00%, 09/15/2048(1)	4,155,557
4,490,000	RR 23 Ltd. 8.00%, 10/15/2035, 3 mo. USD Term SOFR + 2.65%(1)(2)	4,484,989
392,576	Sapphire Aviation Finance II Ltd. 3.23%, 03/15/2040(1)	334,911
3,354,094	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	2,990,639
5,775,000	Sound Point CLO XXIX Ltd. 6.71%, 04/25/2034, 3 mo. USD Term SOFR + 1.33%(1)(2)	5,721,547
2,905,000	Stack Infrastructure Issuer LLC 5.90%, 07/25/2048(1)	2,887,892
1,435,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	1,327,862

The accompanying notes are an integral part of these financial statements.
78

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.6% - (continued)
	Other Asset-Backed Securities - 6.6% - (continued)
$ 6,615,000	Symphony CLO XXV Ltd. 6.64%, 04/19/2034, 3 mo. USD Term SOFR + 1.24%(1)(2)	$ 6,562,239
2,580,000	Texas Debt Capital CLO Ltd. 7.72%, 04/20/2036, 3 mo. USD Term SOFR + 2.30%(1)(2)	2,586,316
3,148,862	Tricon Residential Trust 4.85%, 07/17/2040(1)	3,073,657
	VCAT LLC
1,578,985	1.74%, 05/25/2051(1)(5)	1,493,001
467,812	2.12%, 03/27/2051(1)(5)	463,583
5,775,000	Venture 42 CLO Ltd. 6.79%, 04/15/2034, 3 mo. USD Term SOFR + 1.39%(1)(2)	5,716,407
1,732,177	VOLT XCIV LLC 2.24%, 02/27/2051(1)(5)	1,688,481
1,747,489	Voya CLO Ltd. 6.56%, 01/18/2029, 3 mo. USD Term SOFR + 1.16%(1)(2)	1,746,131
4,554,178	Wellfleet CLO X Ltd. 6.85%, 07/20/2032, 3 mo. USD Term SOFR + 1.43%(1)(2)	4,538,202
1,955,137	Wendy's Funding LLC 3.88%, 03/15/2048(1)	1,817,010
1,359,300	Wingstop Funding LLC 2.84%, 12/05/2050(1)	1,222,964
		117,915,164
	Whole Loan Collateral CMO - 7.2%
2,298,621	510 Asset-Backed Trust 2.12%, 06/25/2061(1)(5)	2,231,328
	Angel Oak Mortgage Trust
1,248,956	0.91%, 01/25/2066(1)(3)	1,045,803
891,062	0.99%, 04/25/2053(1)(3)	813,973
1,114,472	0.99%, 04/25/2066(1)(3)	922,711
1,885,590	1.82%, 11/25/2066(1)(3)	1,596,626
1,282,810	Arroyo Mortgage Trust 3.35%, 04/25/2049(1)(3)	1,207,523
	Banc of America Funding Trust
1,963,586	5.77%, 05/25/2037(3)	1,689,087
551,438	6.07%, 05/20/2047, 1 mo. USD Term SOFR + 0.71%(2)	498,575
78,519	6.35%, 01/25/2037(5)	70,307
453,821	BCAP LLC Trust 5.83%, 03/25/2037, 1 mo. USD Term SOFR + 0.47%(2)	388,437
422,492	Bear Stearns ALT-A Trust 5.97%, 01/25/2036, 1 mo. USD Term SOFR + 0.61%(2)	386,326
102,427	Bear Stearns ARM Trust 7.67%, 10/25/2035, 1 yr. USD CMT + 2.30%(2)	95,779
167,156	Bear Stearns Mortgage Funding Trust 5.83%, 10/25/2036, 1 mo. USD Term SOFR + 0.47%(2)	139,277
	BRAVO Residential Funding Trust
718,838	0.94%, 02/25/2049(1)(3)	623,122
577,432	0.97%, 03/25/2060(1)(3)	526,613
	CHL Mortgage Pass-Through Trust
918,563	4.43%, 09/25/2047(3)	803,175
220,090	4.44%, 11/20/2035(3)	197,717
	COLT Mortgage Loan Trust
1,897,136	0.91%, 06/25/2066(1)(3)	1,536,190
4,272,566	1.11%, 10/25/2066(1)(3)	3,533,127
3,695,142	4.55%, 04/25/2067(1)(3)	3,625,762
	Countrywide Alternative Loan Trust
588,319	5.75%, 05/25/2036	231,435
112,492	6.01%, 01/25/2036, 1 mo. USD Term SOFR + 0.65%(2)	99,229
580,455	6.11%, 11/25/2035, 1 mo. USD Term SOFR + 0.75%(2)	460,495
971,272	CSFB Mortgage-Backed Pass-Through Certificates 5.50%, 06/25/2035	717,824
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.6% - (continued)
	Whole Loan Collateral CMO - 7.2% - (continued)
	CSMC Trust
$ 1,682,204	0.94%, 05/25/2066(1)(3)	$ 1,333,200
1,176,657	1.80%, 12/27/2060(1)(3)	1,055,727
2,082,097	1.84%, 10/25/2066(1)(3)	1,754,283
4,814,364	2.27%, 11/25/2066(1)(3)	4,116,952
1,320,173	3.25%, 04/25/2047(1)(3)	1,188,977
754,994	Deephaven Residential Mortgage Trust 0.90%, 04/25/2066(1)(3)	644,985
	Ellington Financial Mortgage Trust
763,913	0.93%, 06/25/2066(1)(3)	609,255
2,237,193	2.21%, 01/25/2067(1)(3)	1,863,329
	Federal National Mortgage Association Connecticut Avenue Securities
390,145	7.60%, 11/25/2039, 30 day USD SOFR Average + 2.26%(1)(2)	393,526
588,247	7.89%, 07/25/2042, 30 day USD SOFR Average + 2.55%(1)(2)	603,136
1,305,000	8.04%, 07/25/2043, 30 day USD SOFR Average + 2.70%(1)(2)	1,329,796
1,244,000	8.44%, 06/25/2043, 30 day USD SOFR Average + 3.10%(1)(2)	1,299,068
721,272	9.00%, 07/25/2029, 30 day USD SOFR Average + 3.66%(2)	746,705
1,246,987	9.80%, 05/25/2029, 30 day USD SOFR Average + 4.46%(2)	1,315,317
	GCAT Trust
1,568,404	1.04%, 05/25/2066(1)(3)	1,252,765
1,407,269	1.92%, 08/25/2066(1)(3)	1,225,943
16,351	GMACM Mortgage Loan Trust 3.36%, 04/19/2036(3)	12,596
	GSR Mortgage Loan Trust
670,558	4.63%, 01/25/2036(3)	607,775
784,032	5.77%, 01/25/2037, 1 mo. USD Term SOFR + 0.41%(2)	187,387
	HarborView Mortgage Loan Trust
526,414	5.85%, 01/19/2038, 1 mo. USD Term SOFR + 0.49%(2)	458,687
1,875,805	5.95%, 12/19/2036, 1 mo. USD Term SOFR + 0.59%(2)	1,752,307
4,693,974	Imperial Fund Mortgage Trust 3.64%, 03/25/2067(1)(5)	4,315,262
639,687	IndyMac INDX Mortgage Loan Trust 3.55%, 03/25/2036(3)	460,947
104,631	JP Morgan Mortgage Trust 4.66%, 04/25/2037(3)	76,796
	Legacy Mortgage Asset Trust
1,151,829	1.75%, 04/25/2061(1)(5)	1,048,065
1,514,664	1.75%, 07/25/2061(1)(5)	1,422,965
2,866,388	7.25%, 11/25/2059(1)(5)	2,865,570
543,718	Lehman XS Trust 5.89%, 07/25/2046, 1 mo. USD Term SOFR + 0.53%(2)	489,789
2,016,156	LSTAR Securities Investment Ltd. 8.27%, 02/01/2026, 1 mo. USD Term SOFR + 2.91%(1)(2)	1,976,768
147,545	MASTR Adjustable Rate Mortgages Trust 5.39%, 11/21/2034(3)	138,078
1,952,035	MFA LLC 2.36%, 03/25/2060(1)(5)	1,905,902
	MFA Trust
204,459	1.01%, 01/26/2065(1)(3)	183,147
1,153,526	1.03%, 11/25/2064(1)(3)	973,983
830,185	1.15%, 04/25/2065(1)(3)	734,385
	New Residential Mortgage Loan Trust
667,750	0.94%, 10/25/2058(1)(3)	589,303
316,177	2.49%, 09/25/2059(1)(3)	290,890
1,163,874	3.50%, 08/25/2059(1)(3)	1,089,085
1,344,344	3.75%, 11/26/2035(1)(3)	1,270,740

The accompanying notes are an integral part of these financial statements.
79

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.6% - (continued)
	Whole Loan Collateral CMO - 7.2% - (continued)
$ 1,381,026	3.75%, 11/25/2056(1)(3)	$ 1,298,286
1,291,584	4.00%, 05/25/2057(1)(3)	1,220,061
933,105	4.00%, 12/25/2057(1)(3)	887,274
1,419,346	6.22%, 01/25/2048, 1 mo. USD Term SOFR + 0.86%(1)(2)	1,367,141
1,161,288	6.97%, 06/25/2057, 1 mo. USD Term SOFR + 1.61%(1)(2)	1,153,078
3,319,652	NMLT Trust 1.19%, 05/25/2056(1)(3)	2,697,463
	OBX Trust
2,667,921	1.05%, 07/25/2061(1)(3)	2,041,512
2,496,040	1.10%, 05/25/2061(1)(3)	1,919,293
3,893,256	2.31%, 11/25/2061(1)(3)	3,341,204
	Preston Ridge Partners Mortgage LLC
2,065,814	1.79%, 06/25/2026(1)(5)	1,952,093
1,742,659	1.79%, 07/25/2026(1)(5)	1,642,798
3,344,100	1.87%, 04/25/2026(1)(5)	3,193,210
1,577,336	2.49%, 10/25/2026(1)(5)	1,494,474
566,829	5.36%, 11/25/2025(1)(5)	567,522
3,395,275	5.95%, 10/25/2025(1)(5)	3,384,295
550,936	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	506,648
366,929	Residential Accredit Loans, Inc. Trust 6.00%, 12/25/2035	317,761
	Seasoned Credit Risk Transfer Trust
1,986,026	2.50%, 08/25/2059	1,642,989
1,765,189	3.50%, 11/25/2057	1,626,849
4,732,650	3.50%, 07/25/2058	4,317,642
940,238	3.50%, 08/25/2058	852,835
3,602,484	3.50%, 10/25/2058	3,237,475
	Starwood Mortgage Residential Trust
562,592	0.94%, 05/25/2065(1)(3)	501,410
3,068,814	1.92%, 11/25/2066(1)(3)	2,524,854
1,567,799	Toorak Mortgage Corp. Ltd. 3.24%, 06/25/2024(1)(5)	1,535,601
5,114,557	Towd Point Mortgage Trust 2.92%, 11/30/2060(1)(3)	4,283,441
	Verus Securitization Trust
1,040,229	0.92%, 02/25/2064(1)(3)	915,867
1,407,393	0.94%, 07/25/2066(1)(3)	1,135,120
902,505	1.03%, 02/25/2066(1)(3)	779,377
2,128,464	1.82%, 11/25/2066(1)(3)	1,842,240
4,812,376	1.83%, 10/25/2066(1)(3)	4,182,784
684,898	4.13%, 02/25/2067(1)(5)	638,077
	WaMu Mortgage Pass-Through Certificates Trust
582,461	3.81%, 06/25/2037(3)	495,949
1,329,694	4.40%, 12/25/2046, 1 yr. USD MTA + 0.82%(2)	1,073,050
253,404	6.31%, 06/25/2044, 1 mo. USD Term SOFR + 0.95%(2)	230,681
		127,824,186
	Total Asset & Commercial Mortgage-Backed Securities (cost $396,658,171)	$ 368,248,632
CORPORATE BONDS - 30.9%
	Advertising - 0.1%
2,335,000	Lamar Media Corp. 3.63%, 01/15/2031	$ 2,074,647
	Aerospace/Defense - 0.2%
	Boeing Co.
820,000	5.04%, 05/01/2027	827,689
1,350,000	5.15%, 05/01/2030	1,376,106
845,000	Northrop Grumman Corp. 5.15%, 05/01/2040	858,454
		3,062,249
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Agriculture - 0.4%
	Philip Morris International, Inc.
$ 1,455,000	4.88%, 02/15/2028	$ 1,471,900
580,000	5.13%, 11/17/2027	590,768
2,180,000	5.13%, 02/15/2030	2,220,400
1,230,000	5.38%, 02/15/2033	1,262,993
830,000	5.63%, 11/17/2029	871,287
1,190,000	5.63%, 09/07/2033	1,244,988
		7,662,336
	Apparel - 0.3%
550,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	530,462
570,000	Tapestry, Inc. 7.05%, 11/27/2025	583,040
3,550,000	William Carter Co. 5.63%, 03/15/2027(1)	3,505,558
		4,619,060
	Beverages - 0.1%
	Bacardi Ltd./Bacardi-Martini BV
150,000	5.25%, 01/15/2029(1)	149,937
875,000	5.40%, 06/15/2033(1)	881,964
		1,031,901
	Biotechnology - 0.4%
	Amgen, Inc.
445,000	5.25%, 03/02/2030	458,068
2,755,000	5.25%, 03/02/2033	2,828,528
	Royalty Pharma PLC
2,900,000	2.15%, 09/02/2031	2,370,426
750,000	2.20%, 09/02/2030	631,912
		6,288,934
	Chemicals - 0.2%
	Celanese U.S. Holdings LLC
1,600,000	6.17%, 07/15/2027	1,640,514
1,529,000	6.33%, 07/15/2029	1,603,828
975,000	6.55%, 11/15/2030	1,032,097
		4,276,439
	Commercial Banks - 7.6%
1,400,000	ABN AMRO Bank NV 6.34%, 09/18/2027, (6.34% fixed rate until 09/18/2026; 1 yr. USD CMT + 1.65% thereafter)(1)(6)	1,431,766
2,660,000	ANZ New Zealand International Ltd. 5.36%, 08/14/2028(1)	2,721,963
EUR 800,000	Banca Comerciala Romana SA 7.63%, 05/19/2027, (7.63% fixed rate until 05/19/2026; 3 mo. EURIBOR + 4.54% thereafter)(6)(7)	930,027
1,575,000	Banca Transilvania SA 8.88%, 04/27/2027, (8.88% fixed rate until 04/27/2026; 1 yr. EURIBOR ICE Swap + 5.58% thereafter)(6)(7)	1,827,953
	Bank of America Corp.
$ 1,515,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 6 mo. USD SOFR + 1.53% thereafter)(6)	1,241,464
355,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 6 mo. USD SOFR + 1.37% thereafter)(6)	288,662
2,150,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.22% thereafter)(6)	1,757,812
965,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.21% thereafter)(6)	801,614
1,715,000	2.59%, 04/29/2031, (2.59% fixed rate until 04/29/2030; 6 mo. USD SOFR + 2.15% thereafter)(6)	1,480,175

The accompanying notes are an integral part of these financial statements.
80

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Commercial Banks - 7.6% - (continued)
$ 5,090,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.32% thereafter)(6)	$ 4,305,405
2,615,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD Term SOFR + 1.44% thereafter)(6)	2,373,698
205,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD Term SOFR + 1.30% thereafter)(6)	193,017
1,630,000	4.95%, 07/22/2028, (4.95% fixed rate until 07/22/2027; 6 mo. USD SOFR + 2.04% thereafter)(6)	1,631,052
1,920,000	5.20%, 04/25/2029, (5.20% fixed rate until 04/25/2028; 6 mo. USD SOFR + 1.63% thereafter)(6)	1,933,446
2,205,000	5.93%, 09/15/2027, (5.93% fixed rate until 09/15/2026; 6 mo. USD SOFR + 1.34% thereafter)(6)	2,250,756
3,685,000	Bank of Ireland Group PLC 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 1 yr. USD CMT + 2.65% thereafter)(1)(6)	3,723,878
2,090,000	Bank of New York Mellon Corp. 6.32%, 10/25/2029, (6.32% fixed rate until 10/25/2028; 6 mo. USD SOFR + 1.60% thereafter)(6)	2,222,121
1,920,000	Barclays PLC 9.63%, 12/15/2029, (9.63% fixed rate until 12/15/2029; 5 yr. Swap Rate + 5.78% thereafter)(6)(8)	2,002,368
	BNP Paribas SA
915,000	5.13%, 01/13/2029, (5.13% fixed rate until 01/13/2028; 1 yr. USD CMT + 1.45% thereafter)(1)(6)	922,457
740,000	5.34%, 06/12/2029, (5.34% fixed rate until 06/12/2028; 1 yr. USD CMT + 1.50% thereafter)(1)(6)	751,311
2,170,000	5.89%, 12/05/2034, (5.89% fixed rate until 12/05/2033; 6 mo. USD SOFR + 1.87% thereafter)(1)(6)	2,271,183
	BPCE SA
3,770,000	6.71%, 10/19/2029, (6.71% fixed rate until 10/19/2028; 6 mo. USD SOFR + 2.27% thereafter)(1)(6)	3,973,097
3,010,000	7.00%, 10/19/2034, (7.00% fixed rate until 10/19/2033; 6 mo. USD SOFR + 2.59% thereafter)(1)(6)	3,272,191
745,000	Credit Agricole SA 6.32%, 10/03/2029, (6.32% fixed rate until 10/03/2028; 6 mo. USD SOFR + 1.86% thereafter)(1)(6)	781,466
	Danske Bank AS
655,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 1 yr. USD CMT + 1.35% thereafter)(1)(6)	611,315
1,970,000	5.38%, 01/12/2024(1)	1,969,549
	Deutsche Bank AG
410,000	2.13%, 11/24/2026, (2.13% fixed rate until 11/24/2025; 6 mo. USD SOFR + 1.87% thereafter)(6)	384,390
495,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 6 mo. USD SOFR + 1.22% thereafter)(6)	452,838
625,000	3.74%, 01/07/2033, (3.74% fixed rate until 10/07/2031; 6 mo. USD SOFR + 2.26% thereafter)(6)	513,575
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Commercial Banks - 7.6% - (continued)
$ 380,000	7.08%, 02/10/2034, (7.08% fixed rate until 11/10/2032; 6 mo. USD SOFR + 3.65% thereafter)(6)	$ 391,352
	Goldman Sachs Group, Inc.
2,260,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.25% thereafter)(6)(9)	1,857,953
4,045,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.28% thereafter)(6)	3,401,268
1,475,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD Term SOFR + 1.56% thereafter)(6)	1,428,318
	HSBC Holdings PLC
1,150,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 6 mo. USD SOFR + 1.29% thereafter)(6)	1,004,793
1,395,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD Term SOFR + 1.80% thereafter)(6)	1,353,961
410,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 6 mo. USD SOFR + 2.53% thereafter)(6)	382,593
4,800,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 6 mo. USD SOFR + 2.87% thereafter)(6)	4,829,590
1,565,000	5.89%, 08/14/2027, (5.89% fixed rate until 08/14/2026; 6 mo. USD SOFR + 1.57% thereafter)(6)	1,587,601
765,000	6.16%, 03/09/2029, (6.16% fixed rate until 03/09/2028; 6 mo. USD SOFR + 1.97% thereafter)(6)	790,298
1,900,000	6.55%, 06/20/2034, (6.55% fixed rate until 06/20/2033; 6 mo. USD SOFR + 2.98% thereafter)(6)	1,989,411
1,515,000	7.40%, 11/13/2034, (7.40% fixed rate until 11/13/2033; 6 mo. USD SOFR + 3.02% thereafter)(6)	1,664,299
300,000	Huntington Bancshares, Inc. 6.21%, 08/21/2029, (6.21% fixed rate until 08/21/2028; 3 mo. USD SOFR + 2.02% thereafter)(6)	309,607
825,000	Huntington National Bank 5.65%, 01/10/2030	832,760
	Intesa Sanpaolo SpA
1,485,000	6.63%, 06/20/2033(1)	1,525,229
1,740,000	7.80%, 11/28/2053(1)	1,917,374
	JP Morgan Chase & Co.
1,270,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 6 mo. USD SOFR + 1.18% thereafter)(6)	1,062,140
1,025,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD Term SOFR + 1.21% thereafter)(6)	972,221
170,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD Term SOFR + 1.42% thereafter)(6)	159,982
930,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD Term SOFR + 1.51% thereafter)(6)	908,748
2,230,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD Term SOFR + 1.38% thereafter)(6)	2,147,534

The accompanying notes are an integral part of these financial statements.
81

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Commercial Banks - 7.6% - (continued)
$ 390,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.99% thereafter)(6)	$ 390,401
1,515,000	5.30%, 07/24/2029, (5.30% fixed rate until 07/24/2028; 6 mo. USD SOFR + 1.45% thereafter)(6)	1,538,700
960,000	6.07%, 10/22/2027, (6.07% fixed rate until 10/22/2026; 6 mo. USD SOFR + 1.33% thereafter)(6)	988,037
280,000	6.09%, 10/23/2029, (6.09% fixed rate until 10/23/2028; 6 mo. USD SOFR + 1.57% thereafter)(6)	294,627
	M&T Bank Corp.
2,240,000	5.05%, 01/27/2034, (5.05% fixed rate until 01/27/2033; 6 mo. USD SOFR + 1.85% thereafter)(6)	2,126,309
1,705,000	7.41%, 10/30/2029, (7.41% fixed rate until 10/30/2028; 6 mo. USD SOFR + 2.80% thereafter)(6)	1,835,765
1,580,000	Manufacturers & Traders Trust Co. 4.70%, 01/27/2028	1,536,326
EUR 1,700,000	mBank SA 0.97%, 09/21/2027, (0.97% fixed rate until 09/21/2026; 3 mo. EURIBOR + 1.25% thereafter)(6)(7)	1,621,459
	Morgan Stanley
$ 4,185,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 6 mo. USD SOFR + 1.03% thereafter)(6)	3,347,197
1,960,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 6 mo. USD SOFR + 1.02% thereafter)(6)	1,579,516
860,000	3.59%, 07/22/2028(3)	821,767
460,000	3.62%, 04/01/2031, (3.62% fixed rate until 04/01/2030; 6 mo. USD SOFR + 3.12% thereafter)(6)	424,066
2,235,000	5.16%, 04/20/2029, (5.16% fixed rate until 04/20/2028; 6 mo. USD SOFR + 1.59% thereafter)(6)	2,249,649
455,000	5.45%, 07/20/2029, (5.45% fixed rate until 07/20/2028; 6 mo. USD SOFR + 1.63% thereafter)(6)	464,027
4,505,000	6.41%, 11/01/2029, (6.41% fixed rate until 11/01/2028; 6 mo. USD SOFR + 1.83% thereafter)(6)	4,780,507
	OTP Bank Nyrt
EUR 1,570,000	7.35%, 03/04/2026, (7.35% fixed rate until 03/04/2025; 3 mo. EURIBOR + 4.52% thereafter)(6)(7)	1,778,958
$ 815,000	7.50%, 05/25/2027, (7.50% fixed rate until 05/25/2026; 1 yr. USD CMT + 3.71% thereafter)(6)(7)	840,053
	PNC Financial Services Group, Inc.
580,000	5.07%, 01/24/2034, (5.07% fixed rate until 01/24/2033; 6 mo. USD SOFR + 1.93% thereafter)(6)	568,527
485,000	6.88%, 10/20/2034, (6.88% fixed rate until 10/20/2033; 6 mo. USD SOFR + 2.28% thereafter)(6)	539,428
4,795,000	Societe Generale SA 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 1 yr. USD CMT + 3.20% thereafter)(1)(6)	4,792,569
	Standard Chartered PLC
1,875,000	7.02%, 02/08/2030, (7.02% fixed rate until 02/08/2029; 1 yr. USD CMT + 2.20% thereafter)(1)(6)	1,980,745
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Commercial Banks - 7.6% - (continued)
$ 865,000	7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 1 yr. USD CMT + 3.45% thereafter)(1)(6)	$ 935,673
	UBS Group AG
575,000	2.10%, 02/11/2032, (2.10% fixed rate until 02/11/2031; 1 yr. USD CMT + 1.00% thereafter)(1)(6)	459,408
865,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 6 mo. USD SOFR + 1.73% thereafter)(1)(6)	738,201
640,000	4.19%, 04/01/2031, (4.19% fixed rate until 04/01/2030; 6 mo. USD SOFR + 3.73% thereafter)(1)(6)	596,693
1,595,000	4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 1 yr. USD CMT + 1.75% thereafter)(1)(6)	1,571,824
1,895,000	6.25%, 09/22/2029, (6.25% fixed rate until 09/22/2028; 1 yr. USD CMT + 1.80% thereafter)(1)(6)	1,976,150
760,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 6 mo. USD SOFR + 3.70% thereafter)(1)(6)	789,714
2,785,000	6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 6 mo. USD SOFR + 3.92% thereafter)(1)(6)	2,971,913
	Wells Fargo & Co.
1,445,000	2.57%, 02/11/2031, (2.57% fixed rate until 02/11/2030; 3 mo. USD Term SOFR + 1.26% thereafter)(6)	1,250,509
1,140,000	2.88%, 10/30/2030, (2.88% fixed rate until 10/30/2029; 3 mo. USD Term SOFR + 1.43% thereafter)(6)	1,014,796
2,855,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 6 mo. USD SOFR + 1.50% thereafter)(6)	2,500,805
1,050,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.98% thereafter)(6)	1,042,702
1,705,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.10% thereafter)(6)	1,663,311
265,000	5.39%, 04/24/2034, (5.39% fixed rate until 04/24/2033; 6 mo. USD SOFR + 2.02% thereafter)(6)	266,619
3,320,000	5.57%, 07/25/2029, (5.57% fixed rate until 07/25/2028; 6 mo. USD SOFR + 1.74% thereafter)(6)	3,393,357
765,000	6.49%, 10/23/2034, (6.49% fixed rate until 10/23/2033; 6 mo. USD SOFR + 2.06% thereafter)(6)	833,882
		136,041,771
	Commercial Services - 1.0%
	Ashtead Capital, Inc.
1,190,000	4.00%, 05/01/2028(1)	1,120,696
4,990,000	4.38%, 08/15/2027(1)	4,794,531
1,405,000	5.50%, 08/11/2032(1)	1,390,417
210,000	5.55%, 05/30/2033(1)	208,247
	Howard University
1,000,000	2.70%, 10/01/2029	888,931
1,000,000	2.90%, 10/01/2031	864,404
720,000	3.48%, 10/01/2041	536,109
	Service Corp. International
2,500,000	3.38%, 08/15/2030	2,178,767
385,000	4.63%, 12/15/2027	372,487
4,561,000	5.13%, 06/01/2029	4,469,780

The accompanying notes are an integral part of these financial statements.
82

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Commercial Services - 1.0% - (continued)
	United Rentals North America, Inc.
$ 140,000	4.00%, 07/15/2030	$ 128,973
445,000	4.88%, 01/15/2028	433,992
		17,387,334
	Construction Materials - 0.4%
3,340,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	3,225,535
	Standard Industries, Inc.
535,000	3.38%, 01/15/2031(1)	460,201
3,370,000	4.38%, 07/15/2030(1)	3,101,022
		6,786,758
	Distribution/Wholesale - 0.0%
700,000	LKQ Corp. 5.75%, 06/15/2028	716,592
	Diversified Financial Services - 1.2%
2,015,000	American Express Co. 6.34%, 10/30/2026, (6.34% fixed rate until 10/30/2025; 6 mo. USD SOFR + 1.33% thereafter)(6)	2,055,032
	Capital One Financial Corp.
895,000	1.88%, 11/02/2027, (1.88% fixed rate until 11/02/2026; 6 mo. USD SOFR + 0.86% thereafter)(6)	805,418
2,145,000	3.27%, 03/01/2030, (3.27% fixed rate until 03/01/2029; 6 mo. USD SOFR + 1.79% thereafter)(6)	1,917,626
1,325,000	5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 6 mo. USD SOFR + 2.60% thereafter)(6)	1,304,331
615,000	5.47%, 02/01/2029, (5.47% fixed rate until 02/01/2028; 6 mo. USD SOFR + 2.08% thereafter)(6)	613,468
551,000	5.82%, 02/01/2034, (5.82% fixed rate until 02/01/2033; 6 mo. USD SOFR + 2.60% thereafter)(6)	549,307
1,500,000	6.31%, 06/08/2029, (6.31% fixed rate until 06/08/2028; 6 mo. USD SOFR + 2.64% thereafter)(6)	1,540,922
975,000	6.38%, 06/08/2034, (6.38% fixed rate until 06/08/2033; 6 mo. USD SOFR + 2.86% thereafter)(6)	1,005,009
1,095,000	7.62%, 10/30/2031, (7.62% fixed rate until 10/30/2030; 6 mo. USD SOFR + 3.07% thereafter)(6)	1,205,021
2,205,000	Discover Financial Services 7.96%, 11/02/2034, (7.96% fixed rate until 11/02/2033; 6 mo. USD SOFR + 3.37% thereafter)(6)	2,456,722
7,400,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	7,194,777
455,000	Intercontinental Exchange, Inc. 4.35%, 06/15/2029	452,636
845,000	Nasdaq, Inc. 5.55%, 02/15/2034	879,597
		21,979,866
	Electric - 4.2%
1,235,000	Alabama Power Co. 3.45%, 10/01/2049	932,112
2,815,000	Ameren Corp. 5.00%, 01/15/2029	2,829,073
	Arizona Public Service Co.
450,000	5.55%, 08/01/2033	465,606
990,000	6.35%, 12/15/2032	1,072,669
	Berkshire Hathaway Energy Co.
705,000	1.65%, 05/15/2031	566,256
850,000	4.60%, 05/01/2053	759,415
	Cleco Corporate Holdings LLC
1,225,000	3.38%, 09/15/2029	1,075,003
75,000	4.97%, 05/01/2046	63,083
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Electric - 4.2% - (continued)
	Consolidated Edison Co. of New York, Inc.
$ 1,050,000	3.20%, 12/01/2051	$ 745,659
450,000	5.50%, 03/15/2034	473,046
	Dominion Energy, Inc.
1,008,000	3.38%, 04/01/2030	929,317
4,152,000	5.38%, 11/15/2032	4,270,962
65,000	6.30%, 03/15/2033	69,646
1,320,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,168,665
	Duke Energy Corp.
3,200,000	2.55%, 06/15/2031	2,735,059
1,160,000	4.50%, 08/15/2032	1,124,742
400,000	5.00%, 08/15/2052	374,968
780,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	567,999
	Duke Energy Progress LLC
490,000	4.00%, 04/01/2052	404,399
670,000	4.38%, 03/30/2044	592,959
	Edison International
270,000	4.13%, 03/15/2028	260,902
635,000	5.25%, 11/15/2028	639,028
3,125,000	6.95%, 11/15/2029	3,394,982
755,000	Emera, Inc. 6.75%, 06/15/2076	739,263
1,185,000	Enel Finance International NV 5.00%, 06/15/2032(1)	1,157,789
	Evergy, Inc.
730,000	2.45%, 09/15/2024	713,388
715,000	2.90%, 09/15/2029	647,503
	Eversource Energy
2,255,000	5.13%, 05/15/2033	2,270,686
380,000	5.45%, 03/01/2028	390,912
1,265,000	5.95%, 02/01/2029	1,325,594
	Georgia Power Co.
250,000	2.65%, 09/15/2029	226,643
940,000	4.30%, 03/15/2042	833,987
450,000	4.70%, 05/15/2032	448,876
85,000	4.95%, 05/17/2033	85,839
845,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	798,246
1,465,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,441,710
2,065,000	Kentucky Power Co. 7.00%, 11/15/2033(1)	2,223,431
645,000	Monongahela Power Co. 5.85%, 02/15/2034(1)	678,127
305,000	National Grid PLC 5.60%, 06/12/2028	314,486
870,000	National Rural Utilities Cooperative Finance Corp. 5.80%, 01/15/2033	922,998
	NextEra Energy Capital Holdings, Inc.
1,235,000	1.88%, 01/15/2027	1,136,311
1,145,000	2.25%, 06/01/2030	980,003
1,780,000	4.63%, 07/15/2027	1,777,649
410,000	5.00%, 02/28/2030	414,917
1,035,000	5.00%, 07/15/2032	1,042,147
1,705,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	1,537,847
705,000	Oglethorpe Power Corp. 4.50%, 04/01/2047	600,306
755,000	Ohio Edison Co. 5.50%, 01/15/2033(1)	765,552
1,000,000	Oncor Electric Delivery Co. LLC 5.65%, 11/15/2033(1)	1,067,908
	Pacific Gas & Electric Co.
3,780,000	2.50%, 02/01/2031	3,124,399
320,000	3.50%, 08/01/2050	221,703
260,000	4.40%, 03/01/2032	240,820
2,255,000	4.55%, 07/01/2030	2,147,367
529,000	5.25%, 03/01/2052	471,823
895,000	5.90%, 06/15/2032	911,691
3,475,000	6.10%, 01/15/2029	3,599,122
1,195,000	6.15%, 01/15/2033	1,240,805

The accompanying notes are an integral part of these financial statements.
83

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Electric - 4.2% - (continued)
$ 1,365,000	6.40%, 06/15/2033	$ 1,438,926
340,000	PPL Capital Funding, Inc. 4.13%, 04/15/2030	324,265
465,000	Public Service Enterprise Group, Inc. 6.13%, 10/15/2033	500,779
	Puget Energy, Inc.
885,000	2.38%, 06/15/2028	791,782
2,070,000	3.65%, 05/15/2025	2,017,096
130,000	4.10%, 06/15/2030	119,281
130,000	4.22%, 03/15/2032	117,650
1,085,000	Sempra 5.40%, 08/01/2026	1,099,890
	Southern California Edison Co.
1,390,000	2.85%, 08/01/2029	1,268,180
355,000	5.30%, 03/01/2028	364,738
	Southern Co.
210,000	3.70%, 04/30/2030	198,131
1,170,000	5.20%, 06/15/2033	1,195,675
1,275,000	Southwestern Electric Power Co. 5.30%, 04/01/2033	1,277,515
	Virginia Electric & Power Co.
356,000	2.45%, 12/15/2050	219,623
1,145,000	5.00%, 04/01/2033	1,160,950
720,000	Xcel Energy, Inc. 4.60%, 06/01/2032	703,071
		74,812,950
	Energy-Alternate Sources - 0.3%
2,650,000	Energo-Pro AS 8.50%, 02/04/2027(1)	2,595,860
1,085,000	FS Luxembourg SARL 10.00%, 12/15/2025(1)	1,112,686
1,422,000	Greenko Power II Ltd. 4.30%, 12/13/2028(7)	1,280,156
		4,988,702
	Engineering & Construction - 0.3%
1,615,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	1,305,727
3,127,589	International Airport Finance SA 12.00%, 03/15/2033(1)(9)	3,197,960
		4,503,687
	Entertainment - 0.3%
	Warnermedia Holdings, Inc.
455,000	4.28%, 03/15/2032	416,971
400,000	5.39%, 03/15/2062	344,601
	WMG Acquisition Corp.
725,000	3.75%, 12/01/2029(1)	659,729
4,525,000	3.88%, 07/15/2030(1)	4,093,420
		5,514,721
	Environmental Control - 0.3%
4,475,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	4,385,946
1,145,000	Veralto Corp. 5.35%, 09/18/2028(1)	1,170,367
		5,556,313
	Food - 0.3%
411,000	Conagra Brands, Inc. 4.85%, 11/01/2028	410,683
345,000	General Mills, Inc. 4.95%, 03/29/2033	349,889
1,200,000	Minerva Luxembourg SA 8.88%, 09/13/2033(1)	1,268,753
3,070,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	3,104,608
695,000	Sysco Corp. 5.75%, 01/17/2029	724,551
		5,858,484
	Gas - 0.5%
365,000	Atmos Energy Corp. 5.90%, 11/15/2033	396,707
1,440,000	Brooklyn Union Gas Co. 6.39%, 09/15/2033(1)	1,506,099
1,120,000	KeySpan Gas East Corp. 5.99%, 03/06/2033(1)	1,140,595
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Gas - 0.5% - (continued)
	NiSource, Inc.
$ 500,000	3.49%, 05/15/2027	$ 481,775
1,690,000	3.60%, 05/01/2030	1,574,360
585,000	5.25%, 03/30/2028	596,876
1,045,000	5.40%, 06/30/2033	1,079,447
985,000	Southern California Gas Co. 5.20%, 06/01/2033	1,014,743
280,000	Southern Co. Gas Capital Corp. 5.75%, 09/15/2033	294,724
780,000	Southwest Gas Corp. 2.20%, 06/15/2030	664,147
		8,749,473
	Hand/Machine Tools - 0.2%
	Regal Rexnord Corp.
3,055,000	6.05%, 04/15/2028(1)	3,094,907
740,000	6.30%, 02/15/2030(1)	760,151
		3,855,058
	Healthcare - Products - 0.6%
	Alcon Finance Corp.
1,164,000	2.75%, 09/23/2026(1)	1,094,133
560,000	3.00%, 09/23/2029(1)	510,254
455,000	5.38%, 12/06/2032(1)	470,276
340,000	5.75%, 12/06/2052(1)	367,034
3,220,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	3,111,164
745,000	GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	783,533
	Haleon U.S. Capital LLC
1,005,000	3.38%, 03/24/2029	951,143
265,000	3.63%, 03/24/2032	244,831
2,812,000	Hologic, Inc. 4.63%, 02/01/2028(1)	2,698,712
		10,231,080
	Healthcare - Services - 0.7%
	Centene Corp.
850,000	2.45%, 07/15/2028	758,498
95,000	3.38%, 02/15/2030	85,197
435,000	4.25%, 12/15/2027	419,316
5,230,000	4.63%, 12/15/2029	5,014,464
470,000	CommonSpirit Health 3.35%, 10/01/2029	429,638
1,760,000	HCA, Inc. 3.38%, 03/15/2029	1,625,414
	Humana, Inc.
1,170,000	3.70%, 03/23/2029	1,125,204
240,000	5.75%, 12/01/2028	250,695
	Kaiser Foundation Hospitals
355,000	2.81%, 06/01/2041	267,880
900,000	3.00%, 06/01/2051	643,998
200,000	Sutter Health 3.36%, 08/15/2050	149,086
	UnitedHealth Group, Inc.
1,280,000	2.75%, 05/15/2040	968,827
190,000	3.50%, 08/15/2039	161,970
240,000	4.95%, 05/15/2062	237,682
365,000	5.35%, 02/15/2033	386,607
260,000	6.05%, 02/15/2063	301,095
		12,825,571
	Home Builders - 0.2%
	Taylor Morrison Communities, Inc.
540,000	5.13%, 08/01/2030(1)	522,385
2,558,000	5.75%, 01/15/2028(1)	2,566,928
		3,089,313
	Household Products - 0.0%
840,000	Kenvue, Inc. 5.05%, 03/22/2053	872,708
	Insurance - 0.8%
580,000	Aon Corp./Aon Global Holdings PLC 5.35%, 02/28/2033	596,034
	Athene Global Funding
1,985,000	2.65%, 10/04/2031(1)	1,615,582

The accompanying notes are an integral part of these financial statements.
84

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Insurance - 0.8% - (continued)
$ 3,010,000	2.72%, 01/07/2029(1)	$ 2,619,995
970,000	Athene Holding Ltd. 5.88%, 01/15/2034	980,502
	Corebridge Financial, Inc.
650,000	3.85%, 04/05/2029	612,689
280,000	6.05%, 09/15/2033(1)	292,152
3,090,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	2,710,012
670,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	647,481
560,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	545,516
	Metropolitan Life Global Funding I
2,485,000	2.40%, 01/11/2032(1)	2,064,304
770,000	5.15%, 03/28/2033(1)	784,971
600,000	Protective Life Global Funding 5.47%, 12/08/2028(1)	616,625
830,000	Willis North America, Inc. 3.60%, 05/15/2024	822,369
		14,908,232
	Internet - 0.5%
	Gen Digital, Inc.
3,060,000	5.00%, 04/15/2025(1)	3,029,400
1,900,000	6.75%, 09/30/2027(1)	1,932,247
	Go Daddy Operating Co. LLC/GD Finance Co., Inc.
770,000	3.50%, 03/01/2029(1)	695,418
3,995,000	5.25%, 12/01/2027(1)	3,914,733
		9,571,798
	Iron/Steel - 0.0%
620,000	Vale Overseas Ltd. 6.13%, 06/12/2033	643,394
	IT Services - 0.3%
5,541,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	5,225,776
	Machinery-Diversified - 0.1%
445,000	Ingersoll Rand, Inc. 5.70%, 08/14/2033	471,098
1,221,000	Otis Worldwide Corp. 2.57%, 02/15/2030	1,088,984
		1,560,082
	Media - 1.1%
	Charter Communications Operating LLC/Charter Communications Operating Capital
695,000	2.25%, 01/15/2029	603,637
640,000	3.50%, 03/01/2042	446,629
645,000	4.80%, 03/01/2050	499,911
290,000	5.13%, 07/01/2049	236,157
2,225,000	6.48%, 10/23/2045	2,193,773
55,000	6.83%, 10/23/2055	55,100
1,484,000	Comcast Corp. 2.94%, 11/01/2056	981,147
1,105,000	Cox Communications, Inc. 2.60%, 06/15/2031(1)	937,766
	Discovery Communications LLC
545,000	3.63%, 05/15/2030	494,711
1,970,000	4.00%, 09/15/2055	1,407,504
790,000	5.20%, 09/20/2047	682,703
2,196,000	5.30%, 05/15/2049	1,891,435
	Paramount Global
710,000	4.38%, 03/15/2043	526,252
1,300,000	4.95%, 01/15/2031	1,234,640
1,000,000	5.25%, 04/01/2044	803,897
	Sirius XM Radio, Inc.
1,425,000	4.00%, 07/15/2028(1)	1,316,970
590,000	4.13%, 07/01/2030(1)	524,967
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Media - 1.1% - (continued)
$ 2,900,000	Time Warner Cable Enterprises LLC 8.38%, 07/15/2033	$ 3,359,951
780,000	Time Warner Cable LLC 6.55%, 05/01/2037	770,125
		18,967,275
	Mining - 0.4%
2,575,000	Anglo American Capital PLC 2.63%, 09/10/2030(1)	2,193,988
1,020,000	Corp. Nacional del Cobre de Chile 5.95%, 01/08/2034(1)	1,033,923
	Glencore Funding LLC
600,000	2.63%, 09/23/2031(1)	510,000
405,000	2.85%, 04/27/2031(1)	350,270
2,150,000	6.38%, 10/06/2030(1)	2,311,059
145,000	Southern Copper Corp. 6.75%, 04/16/2040	162,376
		6,561,616
	Office/Business Equipment - 0.3%
	CDW LLC/CDW Finance Corp.
485,000	2.67%, 12/01/2026	453,553
5,768,000	3.25%, 02/15/2029	5,274,230
		5,727,783
	Oil & Gas - 1.5%
	Aker BP ASA
1,367,000	2.00%, 07/15/2026(1)	1,260,366
465,000	3.10%, 07/15/2031(1)	398,388
525,000	5.60%, 06/13/2028(1)	535,646
1,055,000	6.00%, 06/13/2033(1)	1,097,854
	BP Capital Markets America, Inc.
115,000	2.94%, 06/04/2051	80,030
2,025,000	4.81%, 02/13/2033	2,045,671
1,140,000	4.89%, 09/11/2033	1,161,839
	ConocoPhillips Co.
365,000	4.03%, 03/15/2062	297,807
580,000	5.05%, 09/15/2033	597,105
1,050,000	5.70%, 09/15/2063	1,141,897
600,000	Diamondback Energy, Inc. 6.25%, 03/15/2033	641,823
	Ecopetrol SA
790,000	4.63%, 11/02/2031	670,097
3,050,000	8.63%, 01/19/2029	3,250,028
	Energian Israel Finance Ltd.
735,000	4.88%, 03/30/2026(7)	676,200
695,000	5.88%, 03/30/2031(7)	585,675
680,000	8.50%, 09/30/2033(7)	648,550
	Equinor ASA
675,000	3.63%, 04/06/2040	584,648
320,000	3.70%, 04/06/2050	265,377
	Hess Corp.
417,000	7.13%, 03/15/2033	482,839
430,000	7.30%, 08/15/2031	496,873
2,045,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(7)	1,918,955
630,000	Marathon Oil Corp. 6.60%, 10/01/2037	667,622
	Occidental Petroleum Corp.
167,000	6.13%, 01/01/2031	173,377
1,820,000	6.63%, 09/01/2030	1,935,588
85,000	7.50%, 05/01/2031	95,314
785,000	Ovintiv, Inc. 6.63%, 08/15/2037	814,735
	Patterson-UTI Energy, Inc.
1,310,000	5.15%, 11/15/2029	1,252,620
565,000	7.15%, 10/01/2033	599,983
	Shell International Finance BV
215,000	2.88%, 11/26/2041	163,467
620,000	3.00%, 11/26/2051	443,629
575,000	3.25%, 04/06/2050	433,926
2,200,000	Viper Energy, Inc. 5.38%, 11/01/2027(1)	2,158,939
		27,576,868

The accompanying notes are an integral part of these financial statements.
85

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Packaging & Containers - 0.3%
$ 6,115,000	Ball Corp. 6.00%, 06/15/2029	$ 6,244,669
	Pharmaceuticals - 0.2%
1,560,000	Bayer U.S. Finance LLC 6.38%, 11/21/2030(1)	1,604,160
	CVS Health Corp.
1,095,000	2.70%, 08/21/2040	783,366
435,000	4.13%, 04/01/2040	374,706
755,000	5.13%, 02/21/2030	767,740
525,000	5.25%, 01/30/2031	539,145
		4,069,117
	Pipelines - 1.6%
630,000	Cheniere Energy Partners LP 4.50%, 10/01/2029	601,306
1,370,000	Columbia Pipelines Holding Co. LLC 6.04%, 08/15/2028(1)	1,415,308
	Columbia Pipelines Operating Co. LLC
820,000	5.93%, 08/15/2030(1)	849,035
1,255,000	6.04%, 11/15/2033(1)	1,316,444
800,000	6.54%, 11/15/2053(1)	884,435
1,485,000	EIG Pearl Holdings SARL 3.55%, 08/31/2036(1)	1,291,950
	Enbridge, Inc.
2,520,000	5.70%, 03/08/2033	2,624,619
655,000	6.00%, 11/15/2028	688,289
1,540,000	8.50%, 01/15/2084, (8.50% fixed rate until 10/15/2033; 5 yr. USD CMT + 4.43% thereafter)(6)	1,638,107
	Energy Transfer LP
1,060,000	5.25%, 04/15/2029	1,069,096
870,000	6.05%, 12/01/2026	894,129
1,785,000	6.40%, 12/01/2030	1,908,484
125,000	EQM Midstream Partners LP 6.50%, 07/01/2027(1)	127,261
528,146	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	434,548
	Greensaif Pipelines Bidco SARL
2,130,000	6.13%, 02/23/2038(1)	2,225,451
1,690,000	6.51%, 02/23/2042(1)	1,784,104
405,000	MPLX LP 1.75%, 03/01/2026	379,021
	ONEOK, Inc.
210,000	3.10%, 03/15/2030	188,815
855,000	3.40%, 09/01/2029	788,656
335,000	4.35%, 03/15/2029	325,924
705,000	6.10%, 11/15/2032	750,482
	Targa Resources Corp.
65,000	4.20%, 02/01/2033	59,910
185,000	6.13%, 03/15/2033	195,199
865,000	6.15%, 03/01/2029	905,639
570,000	6.25%, 07/01/2052	590,314
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
840,000	4.00%, 01/15/2032	768,436
280,000	4.88%, 02/01/2031	271,676
400,000	Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	363,094
	Western Midstream Operating LP
580,000	4.75%, 08/15/2028	566,259
980,000	6.15%, 04/01/2033	1,018,773
	Williams Cos., Inc.
1,490,000	4.65%, 08/15/2032	1,453,365
725,000	5.65%, 03/15/2033	758,837
		29,136,966
	Real Estate Investment Trusts - 0.9%
	American Tower Corp.
320,000	2.70%, 04/15/2031	275,200
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Real Estate Investment Trusts - 0.9% - (continued)
$ 1,145,000	3.80%, 08/15/2029	$ 1,087,727
880,000	5.80%, 11/15/2028	914,102
	Crown Castle, Inc.
960,000	2.90%, 03/15/2027	898,030
2,780,000	4.80%, 09/01/2028	2,745,766
785,000	5.00%, 01/11/2028	782,730
710,000	5.60%, 06/01/2029	726,732
1,135,000	Equinix, Inc. 3.20%, 11/18/2029	1,043,843
	GLP Capital LP/GLP Financing II, Inc.
435,000	4.00%, 01/15/2031	391,780
1,025,000	5.30%, 01/15/2029	1,018,102
1,535,000	5.75%, 06/01/2028	1,547,151
2,240,000	SBA Tower Trust 2.84%, 01/15/2050(1)	2,163,110
2,187,000	VICI Properties LP 4.95%, 02/15/2030	2,116,646
		15,710,919
	Retail - 0.5%
	AutoZone, Inc.
765,000	4.75%, 08/01/2032	758,669
235,000	4.75%, 02/01/2033	231,809
670,000	6.55%, 11/01/2033	745,404
	FirstCash, Inc.
3,352,000	4.63%, 09/01/2028(1)	3,129,167
1,735,000	5.63%, 01/01/2030(1)	1,661,149
1,755,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	1,739,150
		8,265,348
	Semiconductors - 0.3%
	Intel Corp.
350,000	3.10%, 02/15/2060	242,467
500,000	5.90%, 02/10/2063	559,914
	Marvell Technology, Inc.
1,720,000	2.45%, 04/15/2028	1,553,899
85,000	2.95%, 04/15/2031	74,399
370,000	5.95%, 09/15/2033	393,327
385,000	NXP BV/NXP Funding LLC 5.55%, 12/01/2028	396,726
410,000	NXP BV/NXP Funding LLC/NXP USA, Inc. 4.30%, 06/18/2029	398,745
1,035,000	Qorvo, Inc. 3.38%, 04/01/2031(1)	886,165
		4,505,642
	Software - 1.3%
4,249,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	4,033,363
3,542,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	3,350,320
	MSCI, Inc.
668,000	3.63%, 11/01/2031(1)	587,895
392,000	3.88%, 02/15/2031(1)	358,104
1,870,000	4.00%, 11/15/2029(1)	1,757,386
	Open Text Corp.
3,075,000	3.88%, 12/01/2029(1)	2,757,024
2,515,000	6.90%, 12/01/2027(1)	2,614,984
600,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	530,535
	Oracle Corp.
405,000	2.95%, 04/01/2030	365,840
2,900,000	3.85%, 04/01/2060	2,112,337
745,000	4.10%, 03/25/2061	570,227
70,000	4.13%, 05/15/2045	57,331
1,400,000	6.15%, 11/09/2029	1,508,045
3,245,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	3,197,595
		23,800,986
	Telecommunications - 0.6%
	AT&T, Inc.
2,044,000	3.55%, 09/15/2055	1,477,762
1,266,000	3.80%, 12/01/2057	945,304

The accompanying notes are an integral part of these financial statements.
86

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.9% - (continued)
	Telecommunications - 0.6% - (continued)
$ 3,170,000	Nokia OYJ 4.38%, 06/12/2027	$ 3,069,366
885,000	Rogers Communications, Inc. 3.80%, 03/15/2032	815,328
	T-Mobile USA, Inc.
2,235,000	3.88%, 04/15/2030	2,121,243
815,000	5.05%, 07/15/2033	822,876
830,000	5.75%, 01/15/2034	882,389
		10,134,268
	Trucking & Leasing - 0.4%
3,775,000	DAE Funding LLC 1.55%, 08/01/2024(1)	3,674,376
	Penske Truck Leasing Co. LP/PTL Finance Corp.
1,145,000	2.70%, 11/01/2024(1)	1,113,603
1,185,000	4.00%, 07/15/2025(1)	1,159,153
1,170,000	4.40%, 07/01/2027(1)	1,141,597
430,000	6.05%, 08/01/2028(1)	446,337
		7,535,066
	Total Corporate Bonds (cost $564,314,045)	$ 552,931,752
FOREIGN GOVERNMENT OBLIGATIONS - 3.0%
	Angola - 0.1%
	Angola Government International Bonds
1,600,000	8.00%, 11/26/2029(7)	$ 1,419,040
310,000	8.75%, 04/14/2032(1)	272,175
		1,691,215
	Benin - 0.1%
EUR 2,640,000	Benin Government International Bonds 4.95%, 01/22/2035(1)	2,289,575
	Bermuda - 0.1%
	Bermuda Government International Bonds
$ 735,000	2.38%, 08/20/2030(1)	629,079
1,825,000	5.00%, 07/15/2032(1)	1,810,400
		2,439,479
	Brazil - 0.5%
BRL 42,374,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	8,614,893
	Chile - 0.1%
EUR 1,605,000	Chile Government International Bonds 1.25%, 01/22/2051	989,704
	Colombia - 0.2%
	Colombia Government International Bonds
$ 2,685,000	5.00%, 06/15/2045	2,079,828
395,000	5.20%, 05/15/2049	308,383
1,180,000	5.63%, 02/26/2044	990,626
		3,378,837
	Costa Rica - 0.1%
1,140,000	Costa Rica Government International Bonds 6.55%, 04/03/2034(1)	1,179,900
	Hungary - 0.4%
	Hungary Government International Bonds
EUR 5,610,000	1.63%, 04/28/2032(7)	5,023,155
$ 2,010,000	6.13%, 05/22/2028(1)	2,087,763
		7,110,918
	Indonesia - 0.2%
	Indonesia Government International Bonds
EUR 3,795,000	1.10%, 03/12/2033	3,304,519
240,000	2.15%, 07/18/2024(7)	261,490
		3,566,009
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.0% - (continued)
	Ivory Coast - 0.1%
EUR 1,965,000	Ivory Coast Government International Bonds 4.88%, 01/30/2032(7)	$ 1,823,655
	Mexico - 0.0%
$ 290,000	Mexico Government International Bonds 6.34%, 05/04/2053	295,226
	North Macedonia - 0.2%
	North Macedonia Government International Bonds
EUR 1,825,000	2.75%, 01/18/2025(7)	1,964,232
2,165,000	3.68%, 06/03/2026(1)	2,314,479
		4,278,711
	Panama - 0.0%
$ 590,000	Panama Government International Bonds 6.88%, 01/31/2036	588,313
	Philippines - 0.2%
	Philippines Government International Bonds
EUR 3,315,000	1.20%, 04/28/2033	2,929,103
710,000	1.75%, 04/28/2041	546,351
		3,475,454
	Poland - 0.0%
$ 670,000	Bank Gospodarstwa Krajowego 5.38%, 05/22/2033(1)	678,785
	Romania - 0.5%
	Romania Government International Bonds
EUR 2,970,000	2.63%, 12/02/2040(1)	2,196,691
6,785,000	2.75%, 04/14/2041(7)	5,018,502
1,315,000	3.38%, 02/08/2038(7)	1,134,006
		8,349,199
	Saudi Arabia - 0.2%
	Saudi Government International Bonds
1,140,000	2.00%, 07/09/2039(7)	971,225
$ 2,000,000	5.00%, 01/18/2053(1)	1,882,636
		2,853,861
	Total Foreign Government Obligations (cost $64,526,650)	$ 53,603,734
MUNICIPAL BONDS - 1.4%
	Development - 0.3%
4,650,000	New York Transportation Dev Corp., NY, Rev 4.25%, 09/01/2035	$ 4,531,789
	General - 0.6%
720,000	Chicago Transit Auth Sales Tax Receipts Fund, IL, Rev 3.91%, 12/01/2040	623,181
5,445,000	Philadelphia Auth for Industrial Dev, PA, Rev, (NATL Insured) 6.55%, 10/15/2028	5,801,144
4,130,000	State Board of Administration Finance Corp., FL, Rev 1.26%, 07/01/2025	3,918,668
		10,342,993
	School District - 0.2%
	Chicago Board of Education, IL, GO
1,115,000	6.14%, 12/01/2039	1,054,958
2,280,000	6.32%, 11/01/2029	2,282,811
		3,337,769
	Transportation - 0.2%
2,790,000	Metropolitan Transportation Auth, NY, Rev 6.81%, 11/15/2040	3,091,244

The accompanying notes are an integral part of these financial statements.
87

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.4% - (continued)
	Utilities - 0.1%
$ 2,395,000	Texas Natural Gas Securitization Finance Corp., TX, Rev 5.10%, 04/01/2035	$ 2,440,835
	Utility - Electric - 0.0%
731,000	Municipal Electric Auth of Georgia, GA, Rev 6.64%, 04/01/2057	834,133
	Total Municipal Bonds (cost $26,378,582)	$ 24,578,763
SENIOR FLOATING RATE INTERESTS - 0.0%(10)
	Oil & Gas Services - 0.0%
749,867	PES Holdings LLC 0.00%, 12/31/2024, U.S. (Fed) Prime Rate + 1.50%(11)(12)	$ 7,499
	Total Senior Floating Rate Interests (cost $749,867)	$ 7,499
U.S. GOVERNMENT AGENCIES - 46.2%
	Mortgage-Backed Agencies - 46.2%
	Federal Home Loan Mortgage Corp. - 7.9%
45,482	0.00%, 11/15/2036(13)(14)	$ 37,068
19,138,185	0.60%, 03/25/2027(3)(4)	307,396
4,783,817	0.63%, 10/25/2026(3)(4)	64,636
17,216,296	0.72%, 12/25/2030(3)(4)	685,660
10,113,330	0.75%, 06/25/2027(3)(4)	212,695
4,230,217	0.88%, 11/25/2030(3)(4)	199,856
2,142,168	1.00%, 02/25/2051	1,796,895
7,725,528	1.02%, 10/25/2030(3)(4)	412,388
12,817,440	1.12%, 06/25/2030(3)(4)	739,703
9,316,210	1.50%, 05/15/2037(4)	541,063
844,748	1.50%, 11/01/2051	658,391
6,234,921	1.57%, 05/25/2030(3)(4)	486,359
645,008	1.75%, 10/15/2042	554,642
1,526,789	2.00%, 05/01/2036	1,379,593
637,527	2.00%, 06/01/2036	576,053
307,550	2.00%, 12/01/2040	264,807
1,914,641	2.00%, 05/01/2041	1,641,396
2,118,974	2.00%, 12/01/2041	1,811,269
1,699,988	2.00%, 10/01/2050	1,398,119
1,620,667	2.00%, 02/01/2051	1,347,109
8,504,739	2.00%, 03/01/2051	6,999,360
2,864,290	2.00%, 04/01/2051	2,351,028
1,620,331	2.00%, 05/01/2051	1,347,744
692,273	2.00%, 08/01/2051	567,146
699,709	2.00%, 11/01/2051	577,398
3,125,285	2.00%, 04/01/2052	2,586,611
3,758,580	2.00%, 06/15/2052(4)	462,033
196,352	2.50%, 05/15/2028(4)	7,210
964,837	2.50%, 05/01/2050	835,237
1,118,429	2.50%, 06/01/2050	962,806
6,403,737	2.50%, 07/01/2050	5,503,099
1,969,721	2.50%, 11/01/2050	1,687,687
597,940	2.50%, 02/01/2051	517,869
2,022,978	2.50%, 03/01/2051	1,733,419
2,473,404	2.50%, 03/25/2051(4)	347,805
747,935	2.50%, 05/01/2051	639,974
930,566	2.50%, 07/01/2051	798,051
657,965	2.50%, 08/01/2051	562,980
1,160,949	2.50%, 10/01/2051	993,488
2,973,674	2.50%, 03/15/2052(4)	418,942
1,922,338	2.50%, 03/25/2052	1,706,451
3,679,740	2.50%, 04/01/2052	3,135,413
423,330	3.00%, 03/15/2028(4)	17,567
634,273	3.00%, 08/01/2029	612,917
160,442	3.00%, 05/15/2032(4)	3,125
2,020,617	3.00%, 10/01/2032	1,931,533
317,654	3.00%, 03/15/2033(4)	26,237
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Federal Home Loan Mortgage Corp. - 7.9% - (continued)
$ 1,298,906	3.00%, 04/01/2033	$ 1,235,121
1,946,148	3.00%, 11/01/2036	1,815,577
1,100,568	3.00%, 01/01/2037	1,026,769
2,025,000	3.00%, 03/25/2040	1,766,132
575,244	3.00%, 05/15/2046	531,826
3,611,979	3.00%, 11/01/2046	3,292,914
925,390	3.00%, 12/01/2046	843,279
803,513	3.00%, 07/01/2050	717,382
313,827	3.00%, 08/01/2051	280,618
2,836,995	3.00%, 09/25/2051(4)	456,720
2,126,523	3.00%, 10/01/2051	1,902,342
810,513	3.00%, 01/01/2052	727,862
1,025,929	3.00%, 05/01/2052	916,264
363,470	3.25%, 11/15/2041	336,438
78,133	3.50%, 09/15/2026(4)	2,314
73,464	3.50%, 03/15/2027(4)	1,660
849,537	3.50%, 05/15/2034(4)	64,136
1,364,551	3.50%, 08/01/2034	1,312,161
476,975	3.50%, 03/15/2041(4)	14,590
432,353	3.50%, 10/15/2045	394,873
358,960	3.50%, 06/01/2046	335,880
1,114,723	3.50%, 12/15/2046	1,007,586
1,227,731	3.50%, 10/01/2047	1,148,767
458,538	3.50%, 12/01/2047	428,443
6,618,187	3.50%, 03/01/2048	6,197,804
199,010	3.50%, 08/01/2048	186,216
390,286	4.00%, 08/01/2025	385,401
129,842	4.00%, 12/15/2026(4)	2,262
204,648	4.00%, 07/15/2027(4)	4,013
142,802	4.00%, 03/15/2028(4)	3,718
87,823	4.00%, 06/15/2028(4)	2,589
300,197	4.00%, 07/15/2030(4)	20,468
1,289,348	4.00%, 05/25/2040(4)	192,696
1,307,438	4.00%, 09/15/2041	1,253,962
1,139,097	4.00%, 05/01/2042	1,113,343
378,714	4.00%, 08/01/2042	369,368
569,641	4.00%, 09/01/2042	555,584
29,464	4.00%, 07/01/2044	28,875
105,266	4.00%, 06/01/2045	101,755
427,570	4.00%, 02/01/2046	413,312
141,216	4.00%, 04/01/2047	137,130
117,273	4.00%, 09/01/2048	113,263
2,587,973	4.00%, 04/01/2049	2,487,887
512,810	4.00%, 05/01/2049	495,009
1,930,908	4.00%, 07/01/2049	1,868,506
196,885	4.50%, 09/01/2044	194,991
979,104	4.75%, 07/15/2039	960,767
405,045	5.00%, 09/15/2033(4)	57,623
3,856	5.00%, 03/01/2039	3,928
117,853	5.00%, 08/01/2039	120,063
2,770	5.00%, 09/01/2039	2,791
6,858	5.00%, 12/01/2039	6,949
6,153	5.00%, 04/01/2041	6,268
13,977	5.00%, 04/01/2044	14,238
10,088	5.00%, 05/01/2044	10,183
510,398	5.00%, 02/15/2048(4)	100,656
595,457	5.00%, 08/01/2052	590,504
17,097,144	5.00%, 09/01/2052	16,946,819
1,670,336	5.00%, 04/01/2053	1,664,511
10,200	5.50%, 03/01/2028	10,257
26,040	5.50%, 04/01/2033	26,875
346,315	5.50%, 05/01/2034	357,425
6,189	5.50%, 05/01/2037	6,388
17,319	5.50%, 11/01/2037	17,875
32,158	5.50%, 02/01/2038	33,193
13,578	5.50%, 04/01/2038	14,015

The accompanying notes are an integral part of these financial statements.
88

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Federal Home Loan Mortgage Corp. - 7.9% - (continued)
$ 17,391	5.50%, 06/01/2038	$ 17,949
1,820,425	5.50%, 08/01/2038	1,878,865
183,317	5.50%, 09/01/2038	189,205
3,540	5.50%, 12/01/2039	3,654
47,596	5.50%, 02/01/2040	49,125
159,239	5.50%, 05/01/2040	164,354
153,563	5.50%, 08/01/2040	158,495
810,186	5.50%, 06/01/2041	836,208
660,063	5.50%, 10/15/2046(4)	133,702
2,332,530	5.50%, 02/01/2053	2,353,306
777	6.00%, 07/01/2029	805
83,866	6.00%, 10/01/2032	87,163
18,153	6.00%, 11/01/2032	18,797
102,956	6.00%, 12/01/2032	106,785
7,934	6.00%, 11/01/2033	8,285
17,759	6.00%, 01/01/2034	18,406
8,075	6.00%, 02/01/2034	8,429
82,409	6.00%, 08/01/2034	86,261
87,061	6.00%, 09/01/2034	91,123
103,756	6.00%, 01/01/2035	107,789
509,598	6.00%, 11/01/2037	533,351
1,343,787	6.00%, 12/01/2052	1,383,334
668,230	6.00%, 03/01/2053	687,525
112	6.50%, 08/01/2032	117
261,866	6.50%, 07/15/2036	267,235
57,035	6.50%, 12/01/2037	60,297
1,543,549	6.50%, 11/01/2053	1,589,100
28	7.50%, 09/01/2029	28
1,432,000	8.24%, 04/25/2042, 30 day USD SOFR Average + 2.90%(1)(2)	1,470,350
1,310,000	8.59%, 04/25/2043, 30 day USD SOFR Average + 3.25%(1)(2)	1,363,491
2,005,000	8.69%, 05/25/2042, 30 day USD SOFR Average + 3.35%(1)(2)	2,084,877
4,410,000	8.69%, 06/25/2043, 30 day USD SOFR Average + 3.35%(1)(2)	4,649,794
470,000	8.84%, 03/25/2042, 30 day USD SOFR Average + 3.50%(1)(2)	486,647
3,815,000	8.84%, 05/25/2043, 30 day USD SOFR Average + 3.50%(1)(2)	4,031,664
620,000	8.89%, 08/25/2042, 30 day USD SOFR Average + 3.55%(1)(2)	641,006
1,705,000	9.04%, 09/25/2042, 30 day USD SOFR Average + 3.70%(1)(2)	1,793,528
1,525,000	9.34%, 07/25/2042, 30 day USD SOFR Average + 4.00%(1)(2)	1,598,651
2,440,000	9.84%, 06/25/2042, 30 day USD SOFR Average + 4.50%(1)(2)	2,627,221
		141,674,284
	Federal National Mortgage Association - 14.6%
50,735	0.00%, 03/25/2036(13)(14)	43,714
439,234	0.00%, 06/25/2036(13)(14)	383,139
379,944	0.00%, 06/25/2041(13)(14)	288,866
7,595,603	0.30%, 01/25/2030(3)(4)	79,632
8,068,654	1.41%, 05/25/2029(3)(4)	379,097
1,060,606	1.48%, 05/25/2046(3)(4)	58,942
5,719,477	1.50%, 09/01/2051	4,461,476
331,955	1.50%, 10/01/2051	258,674
439,559	1.50%, 04/01/2052	342,976
1,101,110	1.70%, 04/25/2055(3)(4)	55,216
1,049,346	1.75%, 12/25/2042	919,512
1,580,452	2.00%, 05/01/2036	1,428,069
2,369,531	2.00%, 06/01/2036	2,141,088
1,774,895	2.00%, 08/01/2036	1,603,748
1,116,465	2.00%, 09/01/2036	1,008,798
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Federal National Mortgage Association - 14.6% - (continued)
$ 811,926	2.00%, 12/01/2036	$ 733,620
632,031	2.00%, 09/25/2039	555,173
1,290,400	2.00%, 09/01/2040	1,111,273
2,892,314	2.00%, 12/01/2040	2,490,733
1,166,553	2.00%, 04/01/2041	1,001,348
399,745	2.00%, 05/01/2041	342,740
1,531,897	2.00%, 10/01/2041	1,310,575
7,592,161	2.00%, 12/01/2050	6,247,172
9,546,233	2.00%, 02/01/2051	7,851,993
14,059,280	2.00%, 03/01/2051	11,545,719
14,458,040	2.00%, 04/01/2051	11,872,912
1,585,553	2.00%, 05/01/2051	1,300,287
536,207	2.00%, 07/01/2051	440,069
703,571	2.00%, 10/01/2051	583,770
3,681,820	2.00%, 03/25/2052(4)	462,069
24,525	2.00%, 04/01/2052	20,069
732,919	2.01%, 06/25/2055(3)(4)	43,170
827,052	2.03%, 08/25/2044(3)(4)	36,095
800,230	2.25%, 04/01/2033	670,744
185,621	2.50%, 06/25/2028(4)	6,683
2,128,936	2.50%, 09/01/2040	1,897,263
90,578	2.50%, 01/01/2043	79,815
2,125,494	2.50%, 02/01/2043	1,872,850
716,283	2.50%, 03/01/2043	631,233
1,558,588	2.50%, 05/01/2043	1,361,007
1,227,683	2.50%, 06/01/2043	1,081,854
680,991	2.50%, 04/01/2045	593,332
974,905	2.50%, 04/01/2050	836,967
1,118,752	2.50%, 06/01/2050	960,813
192,320	2.50%, 07/01/2050	164,871
1,744,810	2.50%, 09/01/2050	1,496,324
3,034,000	2.50%, 10/01/2050	2,624,031
1,281,333	2.50%, 01/01/2051	1,105,071
3,040,480	2.50%, 02/25/2051(4)	488,528
20,070,637	2.50%, 05/01/2051	17,223,050
2,516,047	2.50%, 06/01/2051	2,144,068
1,450,177	2.50%, 07/01/2051	1,242,725
996,027	2.50%, 09/01/2051	852,435
6,724,795	2.50%, 10/01/2051	5,750,258
14,273,664	2.50%, 11/01/2051	12,301,917
1,721,128	2.50%, 12/01/2051	1,481,181
1,659,471	2.50%, 01/01/2052	1,429,251
2,474,597	2.50%, 03/01/2052	2,115,053
1,719,148	2.50%, 04/01/2052	1,471,012
3,135,296	2.50%, 06/25/2052(4)	468,712
2,320,036	2.50%, 09/25/2052(4)	354,320
2,190,978	2.50%, 01/01/2057	1,864,917
138,208	3.00%, 02/25/2027(4)	1,621
150,026	3.00%, 09/25/2027(4)	5,131
876,679	3.00%, 01/25/2028(4)	28,518
1,889,353	3.00%, 04/25/2033(4)	119,986
533,910	3.00%, 08/01/2033	510,151
1,300,416	3.00%, 03/01/2037	1,211,449
1,695,453	3.00%, 03/25/2043	1,509,424
1,839,155	3.00%, 04/25/2043	1,666,964
1,165,219	3.00%, 09/01/2048	1,059,213
1,209,979	3.00%, 08/25/2049	1,096,515
171,341	3.00%, 12/01/2049	153,749
790,480	3.00%, 02/01/2050	712,915
2,782,544	3.00%, 08/01/2050	2,493,670
1,126,799	3.00%, 10/01/2050	1,007,610
1,536,976	3.00%, 12/01/2050	1,374,403
501,122	3.00%, 04/01/2051	447,807
1,481,218	3.00%, 05/01/2051	1,336,806
289,089	3.00%, 06/01/2051	256,632
359,928	3.00%, 07/01/2051	319,951

The accompanying notes are an integral part of these financial statements.
89

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Federal National Mortgage Association - 14.6% - (continued)
$ 4,047,613	3.00%, 08/01/2051	$ 3,616,984
2,801,330	3.00%, 09/01/2051	2,496,260
4,348,338	3.00%, 10/01/2051	3,876,272
4,683,152	3.00%, 11/01/2051	4,158,208
2,189,022	3.00%, 12/01/2051	1,956,073
995,513	3.00%, 01/01/2052	885,934
1,172,854	3.00%, 04/01/2052	1,050,786
1,480,156	3.00%, 05/01/2052	1,322,819
153,693	3.50%, 05/25/2027(4)	5,385
261,528	3.50%, 10/25/2027(4)	10,756
401,289	3.50%, 05/25/2030(4)	24,615
108,948	3.50%, 08/25/2030(4)	5,369
121,631	3.50%, 02/25/2031(4)	3,187
315,923	3.50%, 09/25/2035(4)	29,885
1,957,871	3.50%, 11/25/2039(4)	173,854
1,678,000	3.50%, 01/25/2042	1,547,142
2,179,123	3.50%, 11/25/2042	2,020,165
657,412	3.50%, 10/01/2044	615,646
651,694	3.50%, 02/01/2045	608,972
584,512	3.50%, 01/01/2046	546,261
438,618	3.50%, 03/01/2046	409,866
1,016,378	3.50%, 09/01/2046	950,444
481,986	3.50%, 10/01/2046	450,384
364,884	3.50%, 10/25/2046(4)	63,576
556,467	3.50%, 11/01/2046	522,867
742,791	3.50%, 05/01/2047	694,091
1,657,163	3.50%, 09/01/2047	1,550,307
305,292	3.50%, 12/01/2047	287,042
1,053,265	3.50%, 01/01/2048	984,183
250,095	3.50%, 02/01/2048	234,895
1,160,333	3.50%, 07/01/2048	1,084,253
2,503,176	3.50%, 04/01/2052	2,312,632
4,157,014	3.50%, 09/01/2057	3,775,791
2,374,636	3.50%, 05/01/2058	2,156,868
2,361,936	3.50%, 12/25/2058	2,152,613
1,620,000	3.52%, 11/01/2032	1,509,142
135,093	4.00%, 06/01/2025	132,833
69,057	4.00%, 10/01/2025	68,167
1,327,679	4.00%, 10/01/2040	1,296,225
540,321	4.00%, 11/01/2040	527,403
403,686	4.00%, 12/01/2040	394,177
196,994	4.00%, 02/01/2041	192,274
541,202	4.00%, 03/01/2041	527,782
1,336,699	4.00%, 06/01/2041	1,318,432
198,284	4.00%, 03/25/2042(4)	23,547
231,633	4.00%, 08/01/2042	225,601
542,604	4.00%, 09/01/2042	528,477
123,059	4.00%, 11/25/2042(4)	12,050
75,346	4.00%, 03/01/2045	72,732
454,943	4.00%, 07/01/2045	439,308
293,779	4.00%, 03/01/2046	284,218
121,347	4.00%, 05/01/2046	117,136
532,709	4.00%, 06/01/2046	514,059
510,476	4.00%, 04/01/2047	492,934
1,267,105	4.00%, 10/01/2047	1,223,132
3,080,458	4.00%, 06/01/2048	2,973,724
585,755	4.00%, 09/01/2048	564,094
374,604	4.00%, 01/01/2049	363,224
3,352,816	4.00%, 04/01/2049	3,205,820
130,546	4.00%, 08/01/2049	126,394
2,357,644	4.00%, 04/01/2050	2,269,971
381,330	4.00%, 08/01/2051	371,397
1,561,469	4.00%, 06/01/2052	1,485,003
1,163,291	4.03%, 06/01/2028	1,148,036
1,475,000	4.19%, 04/01/2028	1,463,554
571,672	4.37%, 05/01/2028	573,460
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Federal National Mortgage Association - 14.6% - (continued)
$ 1,065,000	4.41%, 04/01/2030	$ 1,062,693
1,380,916	4.46%, 05/01/2028	1,384,753
30,197	4.50%, 04/01/2025	30,034
39,197	4.50%, 07/25/2027(4)	523
349,607	4.50%, 09/01/2035	350,691
1,171,542	4.50%, 12/01/2037	1,173,493
1,140,858	4.50%, 08/01/2040	1,140,304
1,108,864	4.50%, 10/01/2040	1,108,671
538,617	4.50%, 10/01/2041	538,523
1,297,075	4.50%, 08/25/2043(4)	245,153
464,933	4.50%, 09/01/2043	464,851
589,842	4.50%, 04/01/2049	581,725
2,547,999	4.50%, 01/01/2051	2,516,088
1,811,931	4.50%, 03/01/2053	1,758,863
710,762	4.51%, 05/01/2033	710,990
678,512	4.64%, 10/01/2033	686,117
380,000	4.75%, 04/01/2028	385,695
14,572	5.00%, 06/01/2025	14,655
169,476	5.00%, 04/25/2038	165,748
2,003,543	5.00%, 07/01/2052	1,986,888
1,320,319	5.00%, 08/01/2052	1,309,338
16,313,484	5.00%, 09/01/2052	16,162,837
2,050,000	5.07%, 12/01/2028	2,117,715
81,040	5.50%, 06/01/2033	83,519
64,483	5.50%, 08/01/2033	66,458
434,649	5.50%, 09/01/2033	447,951
396,638	5.50%, 12/01/2033	408,778
274,679	5.50%, 01/01/2034	283,088
1,483,634	5.50%, 11/01/2035	1,529,104
412,192	5.50%, 04/01/2036	424,834
324,302	5.50%, 09/01/2036	334,226
237,501	5.50%, 04/25/2037	243,284
1,251,378	5.50%, 11/25/2040(4)	155,818
878,327	5.50%, 06/25/2042(4)	187,004
1,164,065	5.50%, 08/25/2044(4)	203,686
809,466	5.50%, 11/01/2052	815,351
4,607,323	5.50%, 12/01/2052	4,642,873
2,385,977	5.50%, 06/01/2053	2,400,781
28,799	5.54%, 05/25/2042(3)(4)	2,052
183,334	6.00%, 12/01/2032	190,186
149,055	6.00%, 01/01/2033	154,336
20,963	6.00%, 02/01/2033	21,559
144,604	6.00%, 03/01/2033	149,788
363,384	6.00%, 02/01/2037	379,822
740,704	6.00%, 01/25/2042(4)	60,956
1,428,225	6.00%, 05/01/2053	1,472,720
137	6.50%, 05/01/2031	141
505	6.50%, 09/01/2031	524
519	6.50%, 07/01/2032	533
2,641,119	6.50%, 11/01/2053	2,719,061
475	7.00%, 07/01/2029	490
63	7.00%, 12/01/2030	65
65	7.00%, 03/01/2032	67
448	7.00%, 09/01/2032	462
451	7.50%, 06/01/2027	456
5,818	7.50%, 03/01/2030	5,923
5,529	7.50%, 04/01/2030	5,557
578	7.50%, 06/01/2030	592
992	7.50%, 07/01/2030	1,014
293	7.50%, 08/01/2030	299
3,091	7.50%, 05/01/2031	3,129
3,793	7.50%, 06/01/2031	3,795
378	7.50%, 08/01/2031	383
14,811	7.50%, 09/01/2031	14,819
34	7.50%, 05/01/2032	35
		261,625,092

The accompanying notes are an integral part of these financial statements.
90

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Government National Mortgage Association - 7.5%
$ 2,500,409	2.00%, 10/20/2050	$ 2,119,443
4,797,105	2.00%, 12/20/2050	4,066,182
11,225,000	2.00%, 01/20/2054(15)	9,513,187
444,528	2.50%, 12/16/2039	410,023
842,895	2.50%, 07/20/2041	750,680
2,673,132	2.50%, 10/20/2049	2,358,636
1,986,416	2.50%, 11/20/2049	1,746,940
1,574,004	2.50%, 03/20/2051	1,377,938
2,241,105	2.50%, 09/20/2051	1,961,950
7,480,954	2.50%, 10/20/2051	6,548,786
4,820,000	2.50%, 01/20/2054(15)	4,220,512
171,736	3.00%, 09/20/2028(4)	5,997
2,320,477	3.00%, 05/20/2035(4)	132,992
267,810	3.00%, 02/16/2043(4)	32,923
1,413,949	3.00%, 03/15/2045	1,271,099
67,621	3.00%, 04/15/2045	60,793
1,190,465	3.00%, 07/15/2045	1,070,421
26,612	3.00%, 08/15/2045	23,923
7,577,820	3.00%, 04/20/2051	6,889,777
2,268,765	3.00%, 08/20/2051	2,060,246
2,889,738	3.00%, 09/20/2051	2,620,019
7,388,626	3.00%, 12/20/2051	6,694,857
1,520,867	3.00%, 02/20/2052	1,374,289
3,677,913	3.00%, 07/20/2052	3,332,191
58,636	3.50%, 02/16/2027(4)	1,475
177,422	3.50%, 03/20/2027(4)	5,622
124,619	3.50%, 07/20/2040(4)	2,959
135,835	3.50%, 02/20/2041(4)	2,500
503,438	3.50%, 04/20/2042(4)	20,425
1,481,447	3.50%, 10/20/2042(4)	228,833
180,794	3.50%, 11/15/2042	170,974
4,380	3.50%, 12/15/2042	4,142
104,983	3.50%, 02/15/2043	99,281
5,280	3.50%, 03/15/2043	4,993
866,141	3.50%, 04/15/2043	819,077
2,013,031	3.50%, 05/15/2043	1,904,065
129,774	3.50%, 05/20/2043(4)	20,273
526,474	3.50%, 07/20/2043(4)	82,427
1,083,160	3.50%, 03/20/2044	1,027,983
1,392,577	3.50%, 06/20/2046	1,313,739
354,219	3.50%, 07/20/2046	334,144
368,120	3.50%, 10/20/2046	347,198
1,472,564	3.50%, 02/20/2047	1,388,649
432,433	3.50%, 08/20/2047	407,560
301,404	3.50%, 11/20/2047	284,000
370,991	3.50%, 03/20/2048	349,505
1,134,672	3.50%, 07/20/2049	1,068,097
10,779,000	3.50%, 01/20/2054(15)	10,045,523
877,784	3.88%, 08/15/2042	850,190
33,582	4.00%, 12/16/2026(4)	402
524,789	4.00%, 05/20/2029(4)	12,853
1,602,530	4.00%, 07/20/2040	1,571,714
1,760,082	4.00%, 09/20/2040	1,726,255
2,788,155	4.00%, 10/20/2040	2,732,536
735,577	4.00%, 12/20/2040	720,524
157,864	4.00%, 05/16/2042(4)	16,163
2,268,140	4.00%, 09/16/2042(4)	448,648
278,065	4.00%, 03/20/2043(4)	49,209
126,056	4.00%, 01/20/2044(4)	20,015
906,528	4.00%, 01/16/2046(4)	141,362
819,368	4.00%, 03/20/2047(4)	119,386
401,728	4.00%, 11/20/2047	385,728
1,106,056	4.00%, 03/20/2048	1,062,612
2,822,909	4.00%, 07/20/2048	2,715,002
6,950,000	4.00%, 01/20/2054(15)	6,639,422
50,100	4.50%, 11/15/2039	49,350
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Government National Mortgage Association - 7.5% - (continued)
$ 495,280	4.50%, 05/15/2040	$ 492,821
1,771,846	4.50%, 05/20/2040	1,773,874
91,218	4.50%, 07/15/2041	89,828
440,376	4.50%, 04/20/2045(4)	89,396
1,625,837	4.50%, 08/20/2045(4)	282,632
154,357	4.50%, 01/20/2046	154,373
1,116,692	4.50%, 01/20/2047(4)	137,847
1,195,026	4.50%, 05/20/2048(4)	171,170
343,146	4.50%, 05/20/2052	335,422
1,001,094	4.50%, 08/20/2052	977,934
915,566	4.50%, 09/20/2052	894,196
4,112,791	4.50%, 10/20/2052	4,016,585
1,047,703	5.00%, 02/16/2040(4)	211,184
932,966	5.00%, 05/20/2040	950,711
740,684	5.00%, 06/20/2040	754,768
290,732	5.00%, 07/20/2040	296,262
556,297	5.00%, 06/15/2041	576,764
602,490	5.00%, 10/16/2041(4)	93,582
787,244	5.00%, 03/15/2044	818,022
219,551	5.00%, 01/16/2047(4)	48,170
3,897,054	5.00%, 07/15/2052	3,835,171
204,385	5.50%, 03/15/2033	206,765
327,878	5.50%, 04/15/2033	331,696
311,145	5.50%, 05/15/2033	314,730
427,840	5.50%, 10/20/2034	445,302
733,264	5.50%, 03/20/2039(4)	112,856
737,924	5.50%, 02/16/2047(4)	117,057
467,562	5.50%, 02/20/2047(4)	78,719
13,050,000	5.50%, 01/20/2054(15)	13,136,660
417	6.00%, 01/15/2029	424
360	6.00%, 04/15/2029	362
15,017	6.00%, 12/15/2031	15,291
360	6.00%, 10/15/2032	374
9,217	6.00%, 06/15/2033	9,427
197	6.00%, 03/15/2034	202
16,566	6.00%, 08/15/2034	17,086
26,584	6.00%, 09/15/2034	27,582
18,915	6.00%, 02/15/2035	19,593
31,405	6.00%, 03/15/2036	32,537
36,991	6.00%, 05/15/2036	37,829
81,650	6.00%, 06/15/2036	83,983
8,916	6.00%, 06/15/2037	9,172
20,831	6.00%, 08/15/2037	21,485
31,045	6.00%, 08/15/2039	31,736
745,523	6.00%, 09/20/2040(4)	132,662
53,831	6.00%, 06/15/2041	55,751
724,164	6.00%, 02/20/2046(4)	125,859
11,843	6.50%, 06/15/2028	12,175
527	6.50%, 08/15/2028	540
1,399	6.50%, 09/15/2028	1,439
721	6.50%, 11/15/2028	742
2,885	6.50%, 12/15/2028	2,972
6,273	6.50%, 02/15/2029	6,454
56,020	6.50%, 03/15/2029	57,789
14,038	6.50%, 04/15/2029	14,471
4,756	6.50%, 05/15/2029	4,894
75,304	6.50%, 06/15/2029	77,129
2,269	6.50%, 07/15/2029	2,344
92	6.50%, 03/15/2031	94
72,895	6.50%, 04/15/2031	75,107
20,698	6.50%, 05/15/2031	21,375
4,343	6.50%, 06/15/2031	4,471
88,031	6.50%, 07/15/2031	90,735
14,852	6.50%, 08/15/2031	15,311
23,395	6.50%, 09/15/2031	24,188
74,948	6.50%, 10/15/2031	77,152

The accompanying notes are an integral part of these financial statements.
91

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 46.2% - (continued)
	Mortgage-Backed Agencies - 46.2% - (continued)
	Government National Mortgage Association - 7.5% - (continued)
$ 146,281	6.50%, 11/15/2031	$ 150,528
29,851	6.50%, 12/15/2031	31,288
93,836	6.50%, 01/15/2032	97,081
16,495	6.50%, 02/15/2032	17,148
24,976	6.50%, 03/15/2032	25,711
91,941	6.50%, 04/15/2032	94,905
213	6.50%, 05/15/2032	220
12,679	6.50%, 06/15/2032	13,041
177	7.00%, 02/15/2031	179
79	7.00%, 06/15/2031	80
57	7.00%, 08/15/2031	58
		133,124,092
	Uniform Mortgage-Backed Security - 16.2%
25,605,000	2.00%, 01/01/2054(15)	20,932,087
3,925,000	2.50%, 01/01/2039(15)	3,611,460
9,193,000	2.50%, 01/01/2054(15)	7,826,978
1,010,000	3.00%, 01/01/2039(15)	952,241
2,085,000	3.50%, 01/01/2039(15)	2,003,555
58,232,000	4.50%, 01/01/2054(15)	56,510,062
14,175,000	5.00%, 01/01/2054(15)	14,038,787
48,855,000	5.50%, 01/01/2054(15)	49,103,092
96,910,000	6.00%, 01/01/2054(15)	98,469,645
10,935,000	6.50%, 01/01/2054(15)	11,206,239
23,500,000	7.00%, 01/01/2054(15)	24,239,883
		288,894,029
	Total U.S. Government Agencies (cost $850,280,780)	$ 825,317,497
U.S. GOVERNMENT SECURITIES - 14.0%
	U.S. Treasury Securities - 14.0%
	U.S. Treasury Bonds - 12.2%
24,645,000	1.25%, 05/15/2050	$ 13,356,435
5,115,000	1.88%, 11/15/2051	3,251,222
7,090,000	2.25%, 08/15/2046	5,063,534
15,065,000	2.25%, 02/15/2052	10,497,833
7,860,000	2.38%, 11/15/2049	5,667,797
90,455,000	2.88%, 08/15/2045(16)	73,236,750
6,175,000	3.00%, 02/15/2047	5,070,254
20,715,000	3.13%, 08/15/2044(17)	17,609,368
14,975,000	3.38%, 08/15/2042	13,403,210
26,860,000	3.38%, 05/15/2044(18)	23,773,198
35,500,000	3.38%, 11/15/2048	31,072,207
3,565,000	3.63%, 08/15/2043	3,289,687
12,035,000	3.63%, 05/15/2053	11,181,267
1,635,000	3.75%, 11/15/2043	1,533,643
		218,006,405
	U.S. Treasury Inflation-Protected Bonds - 0.8%
22,809,864	0.25%, 02/15/2050(19)	14,997,932
	U.S. Treasury Inflation-Protected Notes - 1.0%
7,058,922	0.75%, 07/15/2028(19)	6,763,743
10,875,199	1.38%, 07/15/2033(19)	10,578,113
		17,341,856
	Total U.S. Government Securities (cost $321,788,804)	$ 250,346,193
COMMON STOCKS - 0.0%
	Energy - 0.0%
30,559	PES Energy Liquidating Trust*(20)	$ —
	Total Common Stocks (cost $265,121)	$ —
Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.1%
	Banks - 0.1%
2,242	U.S. Bancorp Series A, 6.68%(8)		$ 1,834,472
	Total Preferred Stocks (cost $1,591,820)		$ 1,834,472
	Total Long-Term Investments (cost $2,226,553,840)		$ 2,076,868,542
SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.3%
$ 5,363,968	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $5,367,139; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $5,471,267		$ 5,363,968
	Securities Lending Collateral - 0.0%
28,912	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(21)		28,912
96,375	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(21)		96,375
28,913	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(21)		28,913
28,913	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(21)		28,913
			183,113
	Total Short-Term Investments (cost $5,547,081)		$ 5,547,081
	Total Investments (cost $2,232,100,921)	116.5%	$ 2,082,415,623
	Other Assets and Liabilities	(16.5)%	(294,803,625)
	Total Net Assets	100.0%	$ 1,787,611,998
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2023, the aggregate value of these securities was $523,624,590, representing 29.3% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2023. Base lending rates may be subject to a floor or cap.

The accompanying notes are an integral part of these financial statements.
92

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the aggregate value of these securities was $29,723,291, representing 1.7% of net assets.
(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(9)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2023.
(11)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(12)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(13)	Securities disclosed are principal-only strips.
(14)	Security is a zero-coupon bond.
(15)	Represents or includes a TBA transaction.
(16)	All, or a portion of the security, was pledged as collateral in connection with forward foreign currency exchange contracts. As of December 31, 2023, the market value of securities pledged was $72,059.
(17)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2023, the market value of securities pledged was $7,140,656.
(18)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $5,841,516.
(19)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(20)	Investment valued using significant unobservable inputs.
(21)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	836	03/28/2024	$ 172,144,156	$ 1,820,706
U.S. Treasury 5-Year Note Future	2,393	03/28/2024	260,294,837	6,462,409
U.S. Treasury 10-Year Note Future	198	03/19/2024	22,352,344	(14,844)
U.S. Treasury 10-Year Ultra Future	200	03/19/2024	23,603,125	107,060
Total				$ 8,375,331
Short position contracts:
Canadian 10-Year Bond Future	533	03/19/2024	$ 49,951,278	$ (2,137,631)
Euro BTP Future	91	03/07/2024	11,969,745	(353,034)
Euro BUXL 30-Year Bond Future	81	03/07/2024	12,672,597	(804,543)
Euro-BUND Future	147	03/07/2024	22,268,154	(564,875)
U.S. Treasury Long Bond Future	136	03/19/2024	16,991,500	(1,306,056)
U.S. Treasury Ultra Bond Future	264	03/19/2024	35,268,750	(3,410,575)
Total				$ (8,576,714)
Total futures contracts				$ (201,383)

TBA Sale Commitments Outstanding at December 31, 2023
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
Government National Mortgage Association, 3.00%	$ 8,029,000	01/20/2054	$ (7,276,524)	$ (181,979)
The accompanying notes are an integral part of these financial statements.
93

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

TBA Sale Commitments Outstanding at December 31, 2023 – (continued)
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
Government National Mortgage Association, 4.50%	$ 2,250,000	01/20/2054	$ (2,197,090)	$ 352
Government National Mortgage Association, 5.00%	10,900,000	01/20/2054	(10,835,281)	(18,734)
Uniform Mortgage-Backed Security, 2.00%	1,100,000	01/01/2039	(987,698)	(13,038)
Uniform Mortgage-Backed Security, 2.50%	5,368,000	01/01/2054	(4,570,349)	(145,010)
Uniform Mortgage-Backed Security, 3.00%	15,305,000	01/01/2054	(13,559,735)	(404,166)
Uniform Mortgage-Backed Security, 3.50%	2,031,000	01/01/2054	(1,865,505)	(48,712)
Uniform Mortgage-Backed Security, 4.00%	11,660,000	01/01/2054	(11,041,929)	(114,162)
Uniform Mortgage-Backed Security, 4.50%	3,936,000	01/01/2039	(3,916,935)	(53,107)
Uniform Mortgage-Backed Security, 5.50%	4,116,000	01/01/2054	(4,136,901)	(59,071)
Total TBA sale commitments (proceeds receivable $59,350,320)			$ (60,387,947)	$ (1,037,627)
At December 31, 2023, the aggregate market value of TBA Sale Commitments represents (3.4)% of total net assets.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2023
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.S40.V1	USD	13,270,000	(1.00%)	12/20/2028	Quarterly	$ 630,769	$ —	$ 378,721	$ (252,048)
Total						$ 630,769	$ —	$ 378,721	$ (252,048)
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	9,365,000	(1.00%)	06/20/2028	Quarterly	$ 425,805	$ —	$ 57,497	$ (368,308)
Total						$ 425,805	$ —	$ 57,497	$ (368,308)
Total centrally cleared credit default swap contracts						$ 1,056,574	$ —	$ 436,218	$ (620,356)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2023
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
2.97% Fixed	12 Mo. USD SOFR	USD	12,140,000	03/15/2053	Annual	$ 38,126	$ —	$ 1,030,655	$ 992,529
2.88% Fixed	12 Mo. USD SOFR	USD	3,745,000	03/15/2053	Annual	42,412	—	382,617	340,205
3.25% Fixed	12 Mo. USD SOFR	USD	6,235,000	06/21/2053	Annual	—	(66,704)	161,817	228,521
3.59% Fixed	12 Mo. USD SOFR	USD	9,465,000	09/20/2053	Annual	40,290	—	(415,705)	(455,995)
Total centrally cleared interest rate swaps contracts						$ 120,828	$ (66,704)	$ 1,159,384	$ 1,105,260

Foreign Currency Contracts Outstanding at December 31, 2023
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
8,006,196	USD	40,057,000	BRL	DEUT	03/20/2024	$ (177,860)
1,957,866	USD	1,779,000	EUR	CBK	03/20/2024	(12,428)
35,215,834	USD	31,997,000	EUR	DEUT	03/20/2024	(221,764)
Total foreign currency contracts						$ (412,052)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
94

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 368,248,632	$ —	$ 368,248,632	$ —
Corporate Bonds	552,931,752	—	552,931,752	—
Foreign Government Obligations	53,603,734	—	53,603,734	—
Municipal Bonds	24,578,763	—	24,578,763	—
Senior Floating Rate Interests	7,499	—	7,499	—
U.S. Government Agencies	825,317,497	—	825,317,497	—
U.S. Government Securities	250,346,193	—	250,346,193	—
Common Stocks
Energy	—	—	—	—
Preferred Stocks	1,834,472	1,834,472	—	—
Short-Term Investments	5,547,081	183,113	5,363,968	—
Futures Contracts(2)	8,390,175	8,390,175	—	—
Swaps - Interest Rate(2)	1,561,255	—	1,561,255	—
Total	$ 2,092,367,053	$ 10,407,760	$ 2,081,959,293	$ —
Liabilities
Foreign Currency Contracts(2)	$ (412,052)	$ —	$ (412,052)	$ —
Futures Contracts(2)	(8,591,558)	(8,591,558)	—	—
Swaps - Credit Default(2)	(620,356)	—	(620,356)	—
Swaps - Interest Rate(2)	(455,995)	—	(455,995)	—
TBA Sale Commitments	(60,387,947)	—	(60,387,947)	—
Total	$ (70,467,908)	$ (8,591,558)	$ (61,876,350)	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
95

Hartford Ultrashort Bond HLS Fund
Schedule of Investments
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 37.2%
	Asset-Backed - Automobile - 24.9%
	Ally Auto Receivables Trust
$ 818,547	4.62%, 10/15/2025	$ 816,892
411,154	5.29%, 06/16/2025	410,887
2,505,000	5.76%, 11/15/2026	2,508,264
	American Credit Acceptance Receivables Trust
617,579	5.45%, 09/14/2026(1)	616,377
434,631	5.89%, 10/13/2026(1)	434,633
752,852	6.00%, 03/12/2027(1)	753,537
	AmeriCredit Automobile Receivables Trust
506,507	0.68%, 10/19/2026	499,294
1,969,000	1.01%, 01/19/2027	1,844,312
1,876,648	2.45%, 11/18/2026	1,840,219
306,298	4.20%, 12/18/2025	305,268
2,190,357	5.84%, 10/19/2026	2,190,502
	ARI Fleet Lease Trust
127,203	0.37%, 03/15/2030(1)	126,939
1,423,283	5.41%, 02/17/2032(1)	1,420,563
475,000	6.05%, 07/15/2032(1)	480,329
1,335,000	Bank of America Auto Trust 5.83%, 05/15/2026(1)	1,336,842
	BMW Vehicle Lease Trust
295,929	5.27%, 02/25/2025	295,750
1,435,000	5.95%, 08/25/2025	1,439,066
1,040,000	BMW Vehicle Owner Trust 5.72%, 04/27/2026	1,041,686
760,000	Bridgecrest Lending Auto Securitization Trust 6.34%, 07/15/2026	760,933
	Capital One Prime Auto Receivables Trust
366,241	2.71%, 06/16/2025	364,942
610,284	5.20%, 05/15/2026	609,093
	CarMax Auto Owner Trust
865,000	4.75%, 10/15/2027	861,642
594,959	5.23%, 01/15/2026	593,917
1,398,399	5.50%, 06/15/2026	1,396,962
1,220,000	5.72%, 11/16/2026	1,222,618
	Carvana Auto Receivables Trust
41,573	0.35%, 06/12/2028	41,419
342,472	0.49%, 03/10/2026	337,063
310,665	0.70%, 01/10/2028	296,815
200,910	0.83%, 09/11/2028	198,779
224,959	4.42%, 12/10/2025	224,408
610,000	5.77%, 04/12/2027(1)	611,945
430,000	6.09%, 11/10/2026(1)	430,869
1,855,000	6.23%, 01/11/2027(1)	1,861,687
856,478	6.41%, 09/10/2027(1)	860,423
	Chesapeake Funding II LLC
117,188	0.87%, 08/15/2032(1)	116,383
1,509,212	5.65%, 05/15/2035(1)	1,513,258
363,097	5.68%, 04/15/2033, 30 day USD SOFR Average + 0.34%(1)(2)	361,781
1,945,000	Citizens Auto Receivables Trust 6.09%, 10/15/2026(1)	1,950,519
	CPS Auto Receivables Trust
261,087	2.88%, 06/15/2026(1)	259,825
217,398	4.18%, 04/15/2030(1)	216,566
708,306	5.54%, 03/16/2026(1)	707,444
1,141,721	5.91%, 08/16/2027(1)	1,142,411
428,385	6.13%, 09/15/2026(1)	429,068
847,042	6.40%, 06/15/2027(1)	849,901
434,316	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	428,407
362,789	Drive Auto Receivables Trust 1.02%, 06/15/2027	360,810
	DT Auto Owner Trust
189,021	2.88%, 06/15/2026(1)	188,372
1,631,384	5.48%, 04/15/2027(1)	1,628,336
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 37.2% - (continued)
	Asset-Backed - Automobile - 24.9% - (continued)
$ 1,051,753	5.88%, 04/15/2027(1)	$ 1,052,173
1,110,011	6.29%, 08/16/2027(1)	1,114,678
	Enterprise Fleet Financing LLC
855,763	0.48%, 05/20/2027(1)	837,570
340,922	4.38%, 07/20/2029(1)	337,148
928,028	5.51%, 01/22/2029(1)	928,981
1,435,000	5.56%, 04/22/2030(1)	1,438,987
1,397,679	5.76%, 10/22/2029(1)	1,401,890
188,470	5.79%, 06/20/2024(1)	188,504
3,320,000	6.40%, 03/20/2030(1)	3,394,077
77,687	Enterprise Fleet Funding LLC 0.44%, 12/21/2026(1)	76,840
	Exeter Automobile Receivables Trust
750,000	5.60%, 08/17/2026	749,084
139,116	5.61%, 06/16/2025	139,092
28,046	5.73%, 11/17/2025	28,042
495,000	6.04%, 07/15/2026	495,531
530,000	6.07%, 12/15/2025	530,196
491,545	6.11%, 09/15/2025	491,662
294,822	FHF Trust 0.83%, 12/15/2026(1)	284,818
2,255,000	Fifth Third Auto Trust 5.80%, 11/16/2026	2,258,673
	First Investors Auto Owner Trust
484,104	0.48%, 03/15/2027(1)	475,940
859,106	2.03%, 01/15/2027(1)	844,130
	Flagship Credit Auto Trust
240,870	0.36%, 07/15/2027(1)	238,228
541,991	0.81%, 07/17/2026(1)	534,096
64,774	3.28%, 08/15/2025(1)	64,687
113,911	4.06%, 10/15/2025(1)	113,774
1,310,245	5.76%, 04/15/2027(1)	1,308,006
1,275,000	5.89%, 07/15/2027(1)	1,276,595
743,735	Ford Credit Auto Lease Trust 5.19%, 06/15/2025	742,892
	Ford Credit Auto Owner Trust
117,181	3.44%, 02/15/2025	117,027
202,389	4.52%, 04/15/2025	202,079
820,709	5.14%, 03/15/2026	819,019
673,193	5.37%, 08/15/2025	672,711
1,790,000	5.57%, 06/15/2026	1,791,672
	Foursight Capital Automobile Receivables Trust
641,586	4.49%, 03/16/2026(1)	640,043
327,082	5.43%, 10/15/2026(1)	326,096
1,550,000	5.99%, 05/15/2028(1)	1,559,336
	GLS Auto Receivables Issuer Trust
351,500	3.55%, 01/15/2026(1)	350,266
387,881	4.59%, 05/15/2026(1)	386,450
1,356,944	5.70%, 01/15/2027(1)	1,354,709
1,712,113	5.98%, 08/17/2026(1)	1,712,031
1,340,000	GLS Auto Select Receivables Trust 6.37%, 06/15/2028(1)	1,351,565
	GM Financial Automobile Leasing Trust
1,500,000	1.96%, 02/20/2026	1,476,739
785,000	5.16%, 04/20/2026	784,943
347,628	5.27%, 06/20/2025	347,357
610,411	5.44%, 10/20/2025	609,954
2,735,000	5.58%, 01/20/2026	2,738,822
	GM Financial Consumer Automobile Receivables Trust
957,917	4.60%, 11/17/2025	954,929
680,522	5.10%, 05/18/2026	678,895
1,187,175	5.19%, 03/16/2026	1,184,626
1,300,000	5.74%, 09/16/2026	1,302,412
2,510,000	5.89%, 11/16/2026	2,523,464
	Honda Auto Receivables Owner Trust
820,000	5.41%, 04/15/2026	819,968

The accompanying notes are an integral part of these financial statements.
96

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 37.2% - (continued)
	Asset-Backed - Automobile - 24.9% - (continued)
$ 2,250,000	5.87%, 06/22/2026	$ 2,264,166
	Hyundai Auto Lease Securitization Trust
1,585,000	5.05%, 01/15/2026(1)	1,580,862
314,134	5.20%, 04/15/2025(1)	313,740
628,615	5.47%, 09/15/2025(1)	628,198
1,920,000	5.85%, 03/16/2026(1)	1,929,893
	Hyundai Auto Receivables Trust
1,095,152	5.19%, 12/15/2025	1,093,609
2,030,000	5.77%, 05/15/2026	2,035,511
1,267,150	LAD Auto Receivables Trust 6.09%, 06/15/2026(1)	1,268,442
1,664,115	Mercedes-Benz Auto Lease Trust 5.24%, 11/17/2025	1,661,240
1,065,000	Mercedes-Benz Auto Receivables Trust 4.51%, 11/15/2027	1,058,278
	Nissan Auto Lease Trust
2,410,000	4.91%, 01/15/2026	2,401,026
781,788	5.74%, 08/15/2025	782,404
	Nissan Auto Receivables Owner Trust
392,310	4.50%, 08/15/2025	391,054
910,808	5.34%, 02/17/2026	909,061
	Porsche Financial Auto Securitization Trust
1,427,085	5.42%, 12/22/2026(1)	1,425,373
1,015,000	5.88%, 11/23/2026(1)	1,020,406
	Santander Drive Auto Receivables Trust
901,688	1.26%, 02/16/2027	884,866
496,727	5.36%, 05/15/2026	496,363
147,521	5.81%, 01/15/2026	147,517
508,731	6.08%, 08/17/2026	509,645
600,000	6.08%, 05/17/2027	602,053
3,609,052	6.18%, 02/16/2027	3,618,748
895,000	SBNA Auto Lease Trust 6.27%, 04/20/2026(1)	901,173
821,748	SFS Auto Receivables Securitization Trust 5.89%, 03/22/2027(1)	823,402
	Tesla Auto Lease Trust
855,000	5.86%, 08/20/2025(1)	856,591
1,435,000	6.02%, 09/22/2025(1)	1,440,325
1,930,000	Tesla Electric Vehicle Trust 5.54%, 12/21/2026(1)	1,935,586
939,933	Toyota Auto Receivables Owner Trust 5.28%, 05/15/2026	938,531
833,193	Toyota Lease Owner Trust 5.30%, 08/20/2025(1)	831,903
176,212	United Auto Credit Securitization Trust 5.57%, 07/10/2025(1)	176,111
970,000	USAA Auto Owner Trust 5.83%, 07/15/2026(1)	972,211
899,343	Volkswagen Auto Loan Enhanced Trust 5.50%, 12/21/2026	899,648
	Westlake Automobile Receivables Trust
1,600,000	1.23%, 04/15/2026(1)	1,546,632
245,787	3.36%, 08/15/2025(1)	245,454
799,571	5.24%, 07/15/2025(1)	799,169
1,085,349	5.51%, 06/15/2026(1)	1,083,986
3,255,000	5.80%, 02/16/2027(1)	3,265,114
1,080,000	5.89%, 02/16/2027(1)	1,084,943
1,285,000	5.96%, 10/15/2026(1)	1,289,065
	Wheels Fleet Lease Funding 1 LLC
1,740,000	5.80%, 04/18/2038(1)	1,745,036
1,000,000	6.46%, 08/18/2038(1)	1,012,195
	World Omni Auto Receivables Trust
373,827	2.77%, 10/15/2025	372,061
848,197	5.18%, 07/15/2026	846,438
493,433	5.25%, 11/16/2026	492,445
850,684	World Omni Automobile Lease Securitization Trust 5.47%, 11/17/2025	850,287
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 37.2% - (continued)
	Asset-Backed - Automobile - 24.9% - (continued)
	World Omni Select Auto Trust
$ 1,411,256	0.53%, 03/15/2027	$ 1,385,497
1,613,950	5.92%, 03/15/2027	1,614,468
		139,670,089
	Asset-Backed - Finance & Insurance - 0.4%
238,546	BWAY Mortgage Trust 2.81%, 03/10/2033(1)	232,467
231,801	Donlen Fleet Lease Funding 2 LLC 0.56%, 12/11/2034(1)	228,360
51,921	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(3)	49,148
100,991	FCI Funding LLC 1.13%, 04/15/2033(1)	98,443
1,689,491	John Deere Owner Trust 5.28%, 03/16/2026	1,686,676
71,874	Residential Mortgage Loan Trust 2.38%, 01/26/2060(1)(3)	68,482
		2,363,576
	Other Asset-Backed Securities - 8.8%
	Affirm Asset Securitization Trust
449,216	4.55%, 06/15/2027(1)	444,196
975,000	6.61%, 01/18/2028(1)	980,574
210,452	Amur Equipment Finance Receivables IX LLC 0.75%, 11/20/2026(1)	208,062
534,012	Amur Equipment Finance Receivables XI LLC 5.30%, 06/21/2028(1)	532,496
146,766	Atalaya Equipment Leasing Trust 1.23%, 05/15/2026(1)	145,406
675,000	Auxilior Term Funding LLC 6.18%, 12/15/2028(1)	677,526
	BHG Securitization Trust
973,337	1.71%, 02/20/2035(1)	947,462
255,731	5.32%, 10/17/2035(1)	254,056
	CCG Receivables Trust
109,136	0.30%, 06/14/2027(1)	107,838
419,500	0.54%, 03/14/2029(1)	407,179
1,901,982	3.91%, 07/16/2029(1)	1,878,823
1,691,042	5.82%, 09/16/2030(1)	1,701,593
	CNH Equipment Trust
945,000	5.34%, 09/15/2026	943,345
895,209	5.42%, 07/15/2026	894,107
1,720,000	Daimler Trucks Retail Trust 6.03%, 09/15/2025	1,723,305
	Dell Equipment Finance Trust
534,475	0.53%, 12/22/2026(1)	530,129
700,000	5.84%, 01/22/2029(1)	701,609
605,000	6.10%, 04/23/2029(1)	608,704
	Dext ABS LLC
314,273	1.12%, 02/15/2028(1)	305,925
269,419	5.68%, 04/15/2024(1)	269,350
2,495,000	6.56%, 05/15/2034(1)	2,506,944
900,000	DLLAA LLC 5.93%, 07/20/2026(1)	903,857
	DLLAD LLC
1,928,817	0.64%, 09/21/2026(1)	1,860,800
1,248,138	5.19%, 04/20/2026(1)	1,243,905
1,530,000	DLLMT LLC 5.78%, 11/20/2025(1)	1,530,218
751,482	DLLST LLC 3.40%, 01/21/2025(1)	746,321
1,890,000	Granite Park Equipment Leasing LLC 6.51%, 05/20/2030(1)	1,905,460
1,175,000	GreatAmerica Leasing Receivables 5.35%, 02/16/2026(1)	1,173,938
1,241,109	GreatAmerica Leasing Receivables Funding LLC 4.92%, 05/15/2025(1)	1,236,077
	HPEFS Equipment Trust
322,196	3.15%, 09/20/2029(1)	321,068
663,595	5.26%, 08/20/2029(1)	662,714
760,000	5.43%, 08/20/2029(1)	760,459
1,030,000	6.04%, 01/21/2031(1)	1,037,430

The accompanying notes are an integral part of these financial statements.
97

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 37.2% - (continued)
	Other Asset-Backed Securities - 8.8% - (continued)
$ 2,110,000	John Deere Owner Trust 5.59%, 06/15/2026	$ 2,111,212
	Kubota Credit Owner Trust
789,473	5.40%, 02/17/2026(1)	788,345
2,950,000	5.61%, 07/15/2026(1)	2,958,876
	Marlette Funding Trust
41,210	4.25%, 08/15/2032(1)	41,146
211,207	5.18%, 11/15/2032(1)	210,615
1,110,760	6.04%, 06/15/2033(1)	1,109,103
1,075,399	6.07%, 04/15/2033(1)	1,074,514
1,221,625	6.49%, 09/15/2033(1)	1,222,921
	MMAF Equipment Finance LLC
180,461	2.01%, 12/12/2024(1)	179,634
1,168,684	5.57%, 09/09/2025(1)	1,167,179
1,650,000	5.79%, 11/13/2026(1)	1,655,497
436,382	New York City Tax Lien Trust 2.10%, 11/10/2034(1)	425,522
2,225,000	PFS Financing Corp. 0.77%, 08/15/2026(1)	2,155,547
	SCF Equipment Leasing LLC
452,226	6.24%, 07/20/2028(1)	452,317
1,935,000	6.56%, 01/22/2030(1)	1,949,283
217,334	SoFi Consumer Loan Program Trust 5.81%, 05/15/2031(1)	217,058
1,545,000	Verizon Master Trust 5.23%, 11/22/2027	1,544,963
		49,414,608
	Whole Loan Collateral CMO - 3.1%
574,736	Angel Oak Mortgage Trust 2.53%, 01/26/2065(1)(3)	529,649
	BRAVO Residential Funding Trust
323,751	0.94%, 02/25/2049(1)(3)	280,643
359,467	0.97%, 03/25/2060(1)(3)	327,831
1,134,019	1.70%, 04/25/2060(1)(3)	1,016,262
175,598	Bunker Hill Loan Depositary Trust 2.72%, 11/25/2059(1)(4)	170,615
78,652	CFMT LLC 3.17%, 07/25/2054(1)(3)	76,937
	COLT Mortgage Loan Trust
1,577,352	1.11%, 10/25/2066(1)(3)	1,304,365
416,298	1.33%, 10/26/2065(1)(3)	371,234
1,940,568	1.40%, 10/25/2066(1)(3)	1,547,017
92,813	1.51%, 04/27/2065(1)(3)	86,670
1,067,083	1.73%, 11/26/2066(1)(3)	880,522
1,214,486	CSMC Trust 3.57%, 07/25/2049(1)(4)	1,131,910
421,828	Ellington Financial Mortgage Trust 0.93%, 06/25/2066(1)(3)	336,427
	GCAT Trust
2,714,896	1.26%, 07/25/2066(1)(3)	2,119,972
607,684	1.92%, 08/25/2066(1)(3)	529,384
	MFA Trust
278,348	1.01%, 01/26/2065(1)(3)	249,334
505,399	1.03%, 11/25/2064(1)(3)	426,735
	New Residential Mortgage Loan Trust
1,400,919	1.16%, 11/27/2056(1)(3)	1,159,254
407,209	4.00%, 08/27/2057(1)(3)	387,370
34,131	OBX Trust 6.12%, 06/25/2057, 1 mo. USD Term SOFR + 0.76%(1)(2)	32,486
1,834,099	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	1,432,229
	Starwood Mortgage Residential Trust
252,098	0.94%, 05/25/2065(1)(3)	224,682
33,701	2.28%, 02/25/2050(1)(3)	31,672
	Towd Point Mortgage Trust
63,839	2.16%, 01/25/2052(1)(3)	63,472
424,674	2.75%, 06/25/2057(1)(3)	407,055
814,822	3.75%, 03/25/2058(1)(3)	796,372
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 37.2% - (continued)
	Whole Loan Collateral CMO - 3.1% - (continued)
$ 143,786	5.76%, 02/25/2057, 1 mo. USD Term SOFR + 0.71%(1)(2)	$ 145,216
	Verus Securitization Trust
1,112,341	1.63%, 10/25/2066(1)(3)	923,176
134,549	3.64%, 11/25/2059(1)(4)	130,373
212,402	3.69%, 11/25/2059(1)(3)	206,392
		17,325,256
	Total Asset & Commercial Mortgage-Backed Securities (cost $211,568,361)	$ 208,773,529
CORPORATE BONDS - 33.7%
	Aerospace/Defense - 0.2%
900,000	Litton Industries, Inc. 7.75%, 03/15/2026	$ 945,024
	Agriculture - 0.5%
1,700,000	Cargill, Inc. 3.50%, 04/22/2025(1)	1,670,798
1,225,000	Philip Morris International, Inc. 5.13%, 11/15/2024	1,223,240
		2,894,038
	Auto Manufacturers - 0.9%
	Daimler Truck Finance North America LLC
565,000	5.15%, 01/16/2026(1)	566,734
875,000	5.60%, 08/08/2025(1)(5)	880,786
1,500,000	General Motors Financial Co., Inc. 5.99%, 10/15/2024, 3 mo. USD SOFR + 0.62%(2)	1,497,435
1,000,000	Hyundai Capital America 6.25%, 11/03/2025(1)	1,014,879
1,225,000	Mercedes-Benz Finance North America LLC 5.50%, 11/27/2024(1)	1,226,198
		5,186,032
	Beverages - 0.7%
1,725,000	Constellation Brands, Inc. 3.60%, 05/09/2024	1,712,121
730,000	Diageo Capital PLC 5.20%, 10/24/2025	735,699
1,750,000	JDE Peet's NV 0.80%, 09/24/2024(1)	1,682,756
		4,130,576
	Chemicals - 0.3%
1,225,000	Linde, Inc. 4.80%, 12/05/2024	1,222,252
580,000	Nutrien Ltd. 5.95%, 11/07/2025	589,759
		1,812,011
	Commercial Banks - 17.9%
1,600,000	ABN AMRO Bank NV 6.34%, 09/18/2027, (6.34% fixed rate until 09/18/2026; 1 yr. USD CMT + 1.65% thereafter)(1)(6)	1,636,304
1,750,000	ANZ New Zealand International Ltd. 6.00%, 02/18/2025, 3 mo. USD SOFR + 0.60%(1)(2)(5)	1,749,671
1,400,000	Banco Santander SA 3.89%, 05/24/2024	1,390,129
	Bank of America Corp.
1,025,000	3.84%, 04/25/2025, (3.84% fixed rate until 04/25/2024; 6 mo. USD SOFR + 1.11% thereafter)(6)	1,018,409
925,000	5.08%, 01/20/2027, (5.08% fixed rate until 01/20/2026; 6 mo. USD SOFR + 1.29% thereafter)(6)	923,281
1,700,000	6.05%, 02/04/2025, 3 mo. USD SOFR + 0.66%(2)	1,698,586
1,525,000	6.07%, 04/22/2025, 3 mo. USD SOFR + 0.69%(2)	1,524,577
2,000,000	Bank of America NA 5.65%, 08/18/2025	2,024,972

The accompanying notes are an integral part of these financial statements.
98

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.7% - (continued)
	Commercial Banks - 17.9% - (continued)
	Bank of New York Mellon
$ 430,000	5.15%, 05/22/2026, (5.15% fixed rate until 05/22/2025; 6 mo. USD SOFR + 1.07% thereafter)(6)	$ 429,971
1,000,000	5.22%, 11/21/2025, (5.22% fixed rate until 11/21/2024; 6 mo. USD SOFR + 0.80% thereafter)(6)	999,780
750,000	Bank of New York Mellon Corp. 5.64%, 04/26/2024, 3 mo. USD SOFR + 0.26%(2)	749,713
	Bank of Nova Scotia
1,400,000	2.44%, 03/11/2024(5)	1,391,478
3,675,000	5.77%, 07/31/2024, 3 mo. USD SOFR + 0.38%(2)	3,674,576
	Banque Federative du Credit Mutuel SA
1,000,000	4.52%, 07/13/2025(1)(5)	990,728
1,250,000	4.94%, 01/26/2026(1)	1,245,947
875,000	5.90%, 07/13/2026(1)	893,641
950,000	Barclays PLC 7.33%, 11/02/2026, (7.33% fixed rate until 11/02/2025; 1 yr. USD CMT + 3.05% thereafter)(6)	981,450
1,400,000	Citigroup, Inc. 6.07%, 01/25/2026, 3 mo. USD SOFR + 0.69%(2)	1,391,671
	Citizens Bank NA
1,025,000	4.12%, 05/23/2025, (4.12% fixed rate until 05/23/2024; 6 mo. USD SOFR + 1.4% thereafter)(6)	1,000,355
750,000	6.06%, 10/24/2025, (6.06% fixed rate until 10/24/2024; 6 mo. USD SOFR + 1.45% thereafter)(6)	731,708
1,250,000	Commonwealth Bank of Australia 5.08%, 01/10/2025	1,251,348
2,190,000	Credit Agricole SA 5.59%, 07/05/2026(1)	2,228,041
750,000	Credit Suisse AG 4.75%, 08/09/2024	745,319
	Danske Bank AS
1,180,000	6.26%, 09/22/2026, (6.26% fixed rate until 09/22/2025; 1 yr. USD CMT + 1.18% thereafter)(1)(6)	1,200,518
750,000	6.47%, 01/09/2026, (6.47% fixed rate until 01/09/2025; 1 yr. USD CMT + 2.10% thereafter)(1)(6)	755,416
1,350,000	DNB Bank ASA 2.97%, 03/28/2025, (2.97% fixed rate until 03/28/2024; 6 mo. USD SOFR + 0.81% thereafter)(1)(6)	1,341,307
1,880,000	Fifth Third Bank NA 5.85%, 10/27/2025, (5.85% fixed rate until 10/27/2024; 6 mo. USD SOFR + 1.23% thereafter)(6)	1,875,050
	Goldman Sachs Group, Inc.
1,250,000	5.70%, 11/01/2024	1,252,895
1,750,000	5.80%, 08/10/2026, (5.80% fixed rate until 08/10/2025; 3 mo. USD SOFR + 1.08% thereafter)(6)	1,767,243
1,500,000	5.92%, 09/10/2024, 3 mo. USD SOFR + 0.50%(2)	1,498,088
1,250,000	HSBC Holdings PLC 7.34%, 11/03/2026, (7.34% fixed rate until 11/03/2025; 6 mo. USD SOFR + 3.03% thereafter)(6)	1,297,843
1,025,000	HSBC USA, Inc. 3.75%, 05/24/2024	1,017,272
	Huntington National Bank
1,175,000	4.01%, 05/16/2025, (4.01% fixed rate until 05/16/2024; 6 mo. USD SOFR + 1.21% thereafter)(6)	1,157,594
1,250,000	5.70%, 11/18/2025, (5.70% fixed rate until 11/18/2024; 6 mo. USD SOFR + 1.22% thereafter)(6)	1,236,043
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.7% - (continued)
	Commercial Banks - 17.9% - (continued)
	JP Morgan Chase & Co.
$ 1,350,000	3.85%, 06/14/2025, (3.85% fixed rate until 06/14/2024; 6 mo. USD SOFR + 0.98% thereafter)(6)	$ 1,339,234
850,000	5.55%, 12/15/2025, (5.55% fixed rate until 12/15/2024; 6 mo. USD SOFR + 1.07% thereafter)(6)	850,420
2,000,000	5.95%, 06/01/2025, 6 mo. USD SOFR + 0.54%(2)	1,993,211
1,250,000	KeyBank NA 5.74%, 06/14/2024, 3 mo. USD SOFR + 0.32%(2)	1,239,790
	Macquarie Group Ltd.
1,500,000	6.08%, 10/14/2025, 3 mo. USD SOFR + 0.71%(1)(2)	1,490,074
1,200,000	6.21%, 11/22/2024(1)	1,206,956
	Manufacturers & Traders Trust Co.
2,310,000	4.65%, 01/27/2026	2,262,145
1,850,000	5.40%, 11/21/2025	1,837,923
	Morgan Stanley
1,350,000	3.62%, 04/17/2025, (3.62% fixed rate until 04/17/2024; 6 mo. USD SOFR + 1.16% thereafter)(6)	1,341,900
1,225,000	5.05%, 01/28/2027, (5.05% fixed rate until 01/28/2026; 6 mo. USD SOFR + 1.30% thereafter)(6)	1,226,491
750,000	6.01%, 01/24/2025, 6 mo. USD SOFR + 0.63%(2)	748,891
	Morgan Stanley Bank NA
1,250,000	4.75%, 04/21/2026	1,249,798
1,500,000	5.48%, 07/16/2025	1,513,881
	National Australia Bank Ltd.
1,225,000	4.97%, 01/12/2026	1,233,865
1,400,000	5.75%, 01/12/2025, 3 mo. USD SOFR + 0.38%(1)(2)	1,397,416
3,725,000	National Bank of Canada 5.88%, 08/06/2024, 3 mo. USD SOFR + 0.49%(2)	3,724,929
1,000,000	National Securities Clearing Corp. 5.15%, 05/30/2025(1)	1,005,189
1,290,000	NatWest Markets PLC 5.93%, 08/12/2024, 3 mo. USD SOFR + 0.53%(1)(2)	1,289,699
	PNC Financial Services Group, Inc.
1,325,000	3.90%, 04/29/2024	1,317,274
1,510,000	5.67%, 10/28/2025, (5.67% fixed rate until 10/28/2024; 6 mo. USD SOFR + 1.09% thereafter)(6)	1,509,383
	Royal Bank of Canada
875,000	5.20%, 07/20/2026	885,347
950,000	5.66%, 10/25/2024	952,242
1,925,000	5.67%, 01/19/2024, 3 mo. USD SOFR + 0.30%(2)	1,925,000
1,475,000	5.70%, 10/07/2024, 3 mo. USD SOFR + 0.34%(2)	1,472,373
	Societe Generale SA
1,350,000	4.35%, 06/13/2025(1)(5)	1,337,982
925,000	6.45%, 01/12/2027, (6.45% fixed rate until 01/12/2026; 1 yr. USD CMT + 2.30% thereafter)(1)(6)	941,455
	Standard Chartered PLC
1,225,000	6.17%, 01/09/2027, (6.17% fixed rate until 01/09/2026; 1 yr. USD CMT + 2.05% thereafter)(1)(5)(6)	1,243,533
850,000	7.78%, 11/16/2025, (7.78% fixed rate until 11/16/2024; 1 yr. USD CMT + 3.10% thereafter)(1)(6)	866,311

The accompanying notes are an integral part of these financial statements.
99

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.7% - (continued)
	Commercial Banks - 17.9% - (continued)
$ 1,500,000	State Street Corp. 5.75%, 11/04/2026, (5.75% fixed rate until 11/04/2025; 6 mo. USD SOFR + 1.35% thereafter)(6)	$ 1,523,528
2,200,000	Sumitomo Mitsui Trust Bank Ltd. 5.86%, 09/16/2024, 3 mo. USD SOFR + 0.44%(1)(2)	2,198,184
	Toronto-Dominion Bank
1,000,000	2.35%, 03/08/2024	994,053
925,000	5.10%, 01/09/2026	931,666
2,200,000	5.77%, 09/10/2024, 3 mo. USD SOFR + 0.35%(2)	2,201,185
	Truist Financial Corp.
1,500,000	5.82%, 06/09/2025, 3 mo. USD SOFR + 0.40%(2)	1,477,601
1,250,000	5.90%, 10/28/2026, (5.90% fixed rate until 10/28/2025; 6 mo. USD SOFR + 1.63% thereafter)(6)	1,260,314
	UBS AG
1,400,000	5.84%, 01/13/2025, 3 mo. USD SOFR + 0.47%(1)(2)	1,397,049
2,200,000	5.84%, 08/09/2024, 3 mo. USD SOFR + 0.45%(1)(2)	2,203,665
1,750,000	Wells Fargo Bank NA 5.55%, 08/01/2025	1,767,825
		100,428,706
	Diversified Financial Services - 1.5%
	American Express Co.
2,050,000	3.38%, 05/03/2024	2,034,313
1,300,000	3.95%, 08/01/2025	1,279,157
1,250,000	4.99%, 05/01/2026, (4.99% fixed rate until 05/01/2025; 6 mo. USD SOFR + 1.00% thereafter)(6)	1,246,604
975,000	Capital One Financial Corp. 4.99%, 07/24/2026, (4.99% fixed rate until 07/24/2025; 6 mo. USD SOFR + 2.16% thereafter)(6)	963,901
1,750,000	Charles Schwab Corp. 5.88%, 08/24/2026(5)	1,795,248
1,085,000	Consumers Securitization Funding LLC 5.55%, 03/01/2028	1,089,452
		8,408,675
	Electric - 1.8%
1,250,000	American Electric Power Co., Inc. 5.70%, 08/15/2025	1,258,480
1,350,000	Eversource Energy 4.20%, 06/27/2024	1,339,679
1,520,000	Mississippi Power Co. 5.74%, 06/28/2024, 3 mo. USD SOFR + 0.30%(2)	1,518,885
	NextEra Energy Capital Holdings, Inc.
1,500,000	4.26%, 09/01/2024	1,485,302
980,000	5.75%, 09/01/2025	989,630
525,000	6.05%, 03/01/2025	529,742
500,000	Pennsylvania Electric Co. 5.15%, 03/30/2026(1)	499,370
1,700,000	Sempra 5.40%, 08/01/2026	1,723,331
1,000,000	Southern Co. 5.15%, 10/06/2025	1,002,301
		10,346,720
	Food - 0.2%
1,155,000	Mondelez International, Inc. 2.13%, 03/17/2024	1,145,896
	Healthcare - Products - 0.3%
1,550,000	GE HealthCare Technologies, Inc. 5.55%, 11/15/2024	1,550,543
	Healthcare - Services - 0.6%
1,580,000	CommonSpirit Health 2.76%, 10/01/2024	1,544,869
545,000	Elevance Health, Inc. 5.35%, 10/15/2025	548,478
1,395,000	UnitedHealth Group, Inc. 5.15%, 10/15/2025	1,410,498
		3,503,845
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.7% - (continued)
	Household Products - 0.4%
$ 2,540,000	Haleon U.S. Capital LLC 3.02%, 03/24/2024	$ 2,524,010
	Insurance - 4.2%
	Athene Global Funding
3,500,000	5.96%, 08/19/2024, 3 mo. USD SOFR + 0.56%(1)(2)	3,486,109
2,620,000	6.11%, 05/24/2024, 3 mo. USD SOFR + 0.70%(1)(2)	2,618,369
1,625,000	Brighthouse Financial Global Funding 6.13%, 04/12/2024, 3 mo. USD SOFR + 0.76%(1)(2)	1,621,668
705,000	Corebridge Financial, Inc. 3.50%, 04/04/2025	687,382
725,000	Corebridge Global Funding 5.75%, 07/02/2026(1)	734,487
1,540,000	Equitable Financial Life Global Funding 5.50%, 12/02/2025(1)	1,540,300
1,225,000	Jackson National Life Global Funding 5.50%, 01/09/2026(1)	1,223,604
1,550,000	MassMutual Global Funding II 5.73%, 04/12/2024, 3 mo. USD SOFR + 0.36%(1)(2)	1,550,417
1,225,000	Metropolitan Life Global Funding I 5.00%, 01/06/2026(1)	1,229,506
1,350,000	New York Life Global Funding 3.15%, 06/06/2024(1)	1,336,608
1,250,000	Pacific Life Global Funding II 5.50%, 08/28/2026(1)	1,273,538
	Principal Life Global Funding II
2,500,000	5.79%, 08/23/2024, 3 mo. USD SOFR + 0.38%(1)(2)	2,498,952
645,000	5.82%, 04/12/2024, 3 mo. USD SOFR + 0.45%(1)(2)	644,716
	Protective Life Global Funding
1,375,000	3.22%, 03/28/2025(1)	1,341,221
1,525,000	5.37%, 01/06/2026(1)	1,536,236
		23,323,113
	IT Services - 0.2%
875,000	Hewlett Packard Enterprise Co. 5.90%, 10/01/2024	877,331
	Machinery - Construction & Mining - 0.2%
1,100,000	Caterpillar Financial Services Corp. 5.69%, 09/13/2024, 3 mo. USD SOFR + 0.27%(2)	1,099,799
	Media - 0.2%
1,020,000	Comcast Corp. 5.25%, 11/07/2025	1,030,317
	Oil & Gas - 0.6%
1,400,000	Occidental Petroleum Corp. 5.88%, 09/01/2025	1,407,875
1,750,000	Ovintiv, Inc. 5.65%, 05/15/2025	1,757,776
		3,165,651
	Pharmaceuticals - 0.5%
460,000	Bayer U.S. Finance LLC 6.13%, 11/21/2026(1)	467,939
1,225,000	CVS Health Corp. 5.00%, 02/20/2026	1,231,241
1,050,000	Pfizer Investment Enterprises Pte. Ltd. 4.65%, 05/19/2025	1,046,555
		2,745,735
	Pipelines - 1.3%
245,000	Columbia Pipelines Holding Co. LLC 6.06%, 08/15/2026(1)	250,903
2,100,000	Enbridge, Inc. 6.03%, 02/16/2024, 3 mo. USD SOFR + 0.63%(2)	2,100,605
350,000	Energy Transfer LP 4.25%, 04/01/2024	348,659
925,000	Enterprise Products Operating LLC 5.05%, 01/10/2026	933,731

The accompanying notes are an integral part of these financial statements.
100

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.7% - (continued)
	Pipelines - 1.3% - (continued)
$ 2,050,000	ONEOK, Inc. 5.55%, 11/01/2026	$ 2,086,514
1,700,000	Williams Cos., Inc. 5.40%, 03/02/2026	1,717,804
		7,438,216
	REITS - 0.2%
1,220,000	Public Storage Operating Co. 5.85%, 04/23/2024, 3 mo. USD SOFR + 0.47%(2)	1,219,928
	Retail - 0.1%
800,000	AutoZone, Inc. 5.05%, 07/15/2026	805,345
	Semiconductors - 0.4%
1,120,000	Analog Devices, Inc. 5.69%, 10/01/2024, 3 mo. USD SOFR + 0.25%(2)	1,120,031
885,000	Intel Corp. 4.88%, 02/10/2026	891,868
		2,011,899
	Software - 0.1%
275,000	Oracle Corp. 5.80%, 11/10/2025	279,348
	Telecommunications - 0.2%
455,000	NTT Finance Corp. 4.14%, 07/26/2024(1)	451,950
800,000	Sprint LLC 7.13%, 06/15/2024	803,459
		1,255,409
	Trucking & Leasing - 0.2%
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 5.75%, 05/24/2026(1)	1,008,324
	Total Corporate Bonds (cost $188,985,676)	$ 189,136,491
U.S. GOVERNMENT AGENCIES - 6.9%
	Mortgage-Backed Agencies - 6.9%
	Federal Home Loan Banks - 3.5%
5,000,000	4.75%, 03/08/2024	$ 4,994,294
1,500,000	4.88%, 06/14/2024	1,497,686
3,000,000	5.00%, 01/10/2024	2,999,710
5,000,000	5.46%, 07/19/2024	4,995,815
5,000,000	5.55%, 07/19/2024	4,998,835
		19,486,340
	Federal Home Loan Mortgage Corp. - 1.0%
642,265	1.00%, 05/15/2041	587,342
255,700	1.75%, 04/15/2027	247,446
50,911	3.00%, 05/15/2043	50,107
322,273	3.50%, 11/15/2025	316,801
2,087,430	3.50%, 05/15/2026	2,050,003
29,435	3.50%, 11/15/2042	29,242
2,180,237	4.00%, 03/15/2037	2,147,990
		5,428,931
	Federal National Mortgage Association - 2.2%
423,101	1.75%, 09/25/2041	394,951
3,075,240	3.00%, 07/25/2043	3,038,421
2,119,260	3.06%, 06/25/2024(3)	2,094,932
907,364	3.50%, 08/25/2026	889,969
932,704	3.50%, 11/01/2034	913,824
1,003,997	3.50%, 11/25/2038	980,044
1,140,166	4.00%, 09/25/2039	1,121,671
1,598,881	4.00%, 07/25/2040	1,573,823
1,682,159	4.00%, 06/25/2041	1,644,370
		12,652,005
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 6.9% - (continued)
	Mortgage-Backed Agencies - 6.9% - (continued)
	Government National Mortgage Association - 0.2%
$ 357,771	2.50%, 09/20/2046	$ 332,754
987,243	3.50%, 01/20/2052	956,998
		1,289,752
	Total U.S. Government Agencies (cost $38,934,465)	$ 38,857,028
U.S. GOVERNMENT SECURITIES - 15.7%
	U.S. Treasury Securities - 15.7%
	U.S. Treasury Notes - 15.7%
10,000,000	0.75%, 11/15/2024	$ 9,650,391
51,250,000	2.00%, 04/30/2024	50,713,477
13,050,000	2.38%, 02/29/2024	12,988,533
15,000,000	2.50%, 01/31/2024	14,965,551
	Total U.S. Government Securities (cost $88,570,204)	$ 88,317,952
	Total Long-Term Investments (cost $528,058,706)	$ 525,085,000
SHORT-TERM INVESTMENTS - 5.8%
	Commercial Paper - 0.9%
1,000,000	AT&T, Inc. 5.78%, 03/19/2024(1)(7)	$ 987,404
3,100,000	Australia & New Zealand Banking Group Ltd. 5.70%, 04/22/2024(1)(7)	3,047,241
1,000,000	Societe Generale SA 5.03%, 01/18/2024(1)(7)	997,526
		5,032,171
	Repurchase Agreements - 0.4%
2,355,948	Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/2023 at 5.32%, due on 01/02/2024 with a maturity value of $2,357,341; collateralized by U.S. Treasury Inflation Index Note at 0.13%, maturing 07/15/2031, with a market value of $2,403,153	2,355,948
	Securities Lending Collateral - 0.5%
475,478	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.25%(8)	475,478
1,584,929	HSBC U.S. Government Money Market Fund, Institutional Class, 5.31%(8)	1,584,929
475,479	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(8)	475,479
475,479	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(8)	475,479
		3,011,365
	U.S. Treasury Securities - 4.0%
	U.S. Treasury Bills - 4.0%
4,000,000	5.03%, 01/16/2024(7)	3,991,200
5,000,000	5.29%, 04/30/2024(7)	4,913,852
6,000,000	5.33%, 04/23/2024(7)	5,902,965

The accompanying notes are an integral part of these financial statements.
101

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2023

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.8% - (continued)
	U.S. Treasury Securities - 4.0% - (continued)
	U.S. Treasury Bills - 4.0 - (continued)
$ 2,500,000	5.36%, 02/27/2024(7)		$ 2,478,882
5,000,000	5.36%, 04/16/2024(7)		4,924,045
			22,210,944
	Total Short-Term Investments (cost $32,607,140)		$ 32,610,428
	Total Investments (cost $560,665,846)	99.3%	$ 557,695,428
	Other Assets and Liabilities	0.7%	4,088,389
	Total Net Assets	100.0%	$ 561,783,817
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2023, the aggregate value of these securities was $196,701,300, representing 35.0% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2023. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	The rate shown represents current yield to maturity.
(8)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 208,773,529	$ —	$ 208,773,529	$ —
Corporate Bonds	189,136,491	—	189,136,491	—
U.S. Government Agencies	38,857,028	—	38,857,028	—
U.S. Government Securities	88,317,952	—	88,317,952	—
Short-Term Investments	32,610,428	3,011,365	29,599,063	—
Total	$ 557,695,428	$ 3,011,365	$ 554,684,063	$ —

(1)	For the year ended December 31, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
102

Hartford HLS Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
Currency Abbreviations:
BRL	Brazil Real
EUR	Euro Member Countries
USD	United States Dollar
Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CMT	Constant Maturity Treasury Index
ICE	Intercontinental Exchange, Inc.
MTA	Monthly Treasury Average Index
Municipal Abbreviations:
Auth	Authority
Dev	Development
GO	General Obligation
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
ASA	Allmennaksjeselskap
BAM	Build America Mutual Assurance Corp.
CDI	Chess Depositary Interest
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CVR	Contingent Value Rights
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
KGaA	Kommanditgesellschaft Auf Aktien
NATL	National Public Finance Guarantee Corp.
Nyrt	New York REIT Inc
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
ST APPROP	State Appropriation
TBA	To Be Announced

103

Hartford HLS Funds
 Statements of Assets and Liabilities
December 31, 2023

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Assets:
Investments in securities, at market value(1)	$ 1,688,180,782	$ 3,515,712,084	$ 2,695,456,711	$ 3,420,462,640	$ 137,485,616	$ 864,286,114
Repurchase agreements	3,851,967	21,275,928	2,337,621	11,022,799	345,839	1,934,551
Cash	14,765,695	81,429,934	8,966,467	42,225,161	1,324,567	7,415,191
Cash collateral due from broker on futures contracts	—	4,619,700	—	—	—	—
Cash collateral held for securities on loan	35,093	571,934	—	—	31,570	74,022
Foreign currency	80	1,052,096	—	7,549	46,699	1,330,530
Receivables:
Investment securities sold	5,354,505	2,291,246	16,753,523	—	83,602	132
Fund shares sold	25,105	107,515	154,471	14,150,936	35,958	130,262
Dividends and interest	6,435,912	3,322,279	1,554,338	4,729,775	108,812	874,849
Securities lending income	964	9,129	—	2,274	102	792
Variation margin on futures contracts	6,751	118,539	—	—	—	—
Tax reclaims	933,572	142,375	40,275	1,038,967	35,995	1,275,479
Other assets	11,162	20,119	16,982	19,216	4,217	7,588
Total assets	1,719,601,588	3,630,672,878	2,725,280,388	3,493,659,317	139,502,977	877,329,510
Liabilities:
Obligation to return securities lending collateral	701,851	11,438,686	—	16,112,083	631,410	1,480,458
Payables:
Investment securities purchased	6,212,388	12,087,110	—	—	—	—
Fund shares redeemed	11,105,710	25,394,240	4,129,219	11,880,618	155,619	1,951,764
Investment management fees	861,161	1,955,775	1,296,517	1,820,243	98,228	523,261
Transfer agent fees	961	1,505	1,530	1,141	1,069	1,326
Accounting services fees	44,587	88,442	67,578	85,228	4,434	23,780
Board of Directors' fees	10,181	21,335	16,277	20,394	815	5,196
Foreign taxes	—	—	—	—	—	938,470
Distribution fees	8,168	15,885	14,302	15,576	1,216	3,342
Accrued expenses	70,381	88,630	133,106	78,678	34,630	77,981
Total liabilities	19,015,388	51,091,608	5,658,529	30,013,961	927,421	5,005,578
Net assets	$ 1,700,586,200	$ 3,579,581,270	$ 2,719,621,859	$ 3,463,645,356	$ 138,575,556	$ 872,323,932
Summary of Net Assets:
Capital stock and paid-in-capital	$ 1,214,012,930	$ 2,647,565,496	$ 1,620,929,019	$ 1,949,462,040	$ 102,381,739	$ 765,336,494
Distributable earnings (loss)	486,573,270	932,015,774	1,098,692,840	1,514,183,316	36,193,817	106,987,438
Net assets	$ 1,700,586,200	$ 3,579,581,270	$ 2,719,621,859	$ 3,463,645,356	$ 138,575,556	$ 872,323,932
Shares authorized	9,500,000,000	5,450,000,000	3,610,000,000	4,000,000,000	800,000,000	2,625,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class IA: Net asset value per share	$ 28.76	$ 46.05	$ 18.86	$ 22.63	$ 16.41	$ 15.13
Shares outstanding	52,233,684	69,359,816	125,788,765	136,338,016	6,643,188	52,275,825
Net Assets	$ 1,502,119,458	$ 3,194,008,172	$ 2,371,805,392	$ 3,085,357,001	$ 109,010,324	$ 791,134,962
Class IB: Net asset value per share	$ 29.46	$ 44.87	$ 18.52	$ 22.42	$ 14.42	$ 15.45
Shares outstanding	6,737,389	8,269,105	15,318,242	16,872,994	2,049,588	5,255,590
Net Assets	$ 198,466,742	$ 371,021,415	$ 283,694,844	$ 378,288,355	$ 29,565,232	$ 81,188,970
Class IC: Net asset value per share	$ —	$ 45.18	$ 18.86	$ —	$ —	$ —
Shares outstanding	—	322,075	3,400,030	—	—	—
Net Assets	$ —	$ 14,551,683	$ 64,121,623	$ —	$ —	$ —
Cost of investments	$ 1,298,144,670	$ 2,612,534,669	$ 1,692,517,974	$ 2,099,440,240	$ 101,227,061	$ 707,450,464
Cost of foreign currency	$ 75	$ 1,058,338	$ —	$ 7,297	$ 45,105	$ 1,329,518
(1) Includes Investment in securities on loan, at market value	$ 670,421	$ 10,853,794	$ —	$ 12,220,659	$ 612,390	$ 1,403,784
The accompanying notes are an integral part of these financial statements.
104

Hartford HLS Funds
 Statements of Assets and Liabilities – (continued)
December 31, 2023

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Assets:
Investments in securities, at market value(1)	$ 1,097,193,844	$ 764,625,627	$ 433,629,954	$ 1,332,262,823	$ 2,077,051,655	$ 555,339,480
Repurchase agreements	40,384	803,940	169,619	2,928,065	5,363,968	2,355,948
Cash	213,815	3,178,764	652,092	11,225,961	23,887,176	9,027,963
Cash collateral due from broker on foreign currency contracts	—	—	—	—	160,000	—
Cash collateral held for securities on loan	5,450	336,139	116,357	—	9,637	158,493
Foreign currency	—	—	—	—	584,552	—
Receivables:
Investment securities sold	73,611,660	6,986,990	—	—	92,514,739	—
Fund shares sold	358,504	1,490,229	138,407	27,614	159,149	205,436
Dividends and interest	232,677	184,197	242,657	2,203,531	15,128,764	3,332,542
Securities lending income	122	4,268	1,455	—	507	2,073
Variation margin on futures contracts	—	—	—	—	1,005,250	—
Variation margin on centrally cleared swap contracts	—	—	—	—	191,186	—
Other assets	8,808	11,207	5,737	9,484	12,826	6,475
Total assets	1,171,665,264	777,621,361	434,956,278	1,348,657,478	2,216,069,409	570,428,410
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—	—	412,052	—
Obligation to return securities lending collateral	109,000	6,722,774	2,327,133	—	192,750	3,169,858
Cash collateral due to broker on TBA sale commitments	—	—	—	—	1,435,000	—
TBA sale commitments, at market value	—	—	—	—	60,387,947	—
Payables:
Investment securities purchased	—	1,249,200	—	—	360,956,148	4,913,890
Fund shares redeemed	69,622,731	6,707,597	125,437	8,394,779	4,234,291	285,720
Investment management fees	678,773	385,273	267,438	546,228	711,810	189,960
Transfer agent fees	1,259	1,266	1,013	960	1,047	966
Accounting services fees	31,022	20,975	13,461	35,351	46,904	17,671
Board of Directors' fees	6,725	4,304	2,416	8,021	10,664	3,502
Distribution fees	3,790	7,930	1,658	4,558	6,842	3,104
Accrued expenses	55,974	40,298	46,563	54,720	61,956	59,922
Total liabilities	70,509,274	15,139,617	2,785,119	9,044,617	428,457,411	8,644,593
Net assets	$ 1,101,155,990	$ 762,481,744	$ 432,171,159	$ 1,339,612,861	$ 1,787,611,998	$ 561,783,817
Summary of Net Assets:
Capital stock and paid-in-capital	$ 818,573,161	$ 634,141,427	$ 460,765,890	$ 673,856,273	$ 2,063,725,123	$ 554,187,718
Distributable earnings (loss)	282,582,829	128,340,317	(28,594,731)	665,756,588	(276,113,125)	7,596,099
Net assets	$ 1,101,155,990	$ 762,481,744	$ 432,171,159	$ 1,339,612,861	$ 1,787,611,998	$ 561,783,817
Shares authorized	2,400,000,000	700,000,000	1,500,000,000	4,000,000,000	5,000,000,000	14,000,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class IA: Net asset value per share	$ 27.35	$ 25.71	$ 15.83	$ 96.68	$ 9.57	$ 10.34
Shares outstanding	36,922,526	22,163,436	24,764,321	12,709,206	169,440,797	47,034,832
Net Assets	$ 1,009,740,566	$ 569,737,574	$ 392,111,876	$ 1,228,741,314	$ 1,621,072,296	$ 486,164,678
Class IB: Net asset value per share	$ 25.63	$ 24.03	$ 13.09	$ 96.60	$ 9.52	$ 10.33
Shares outstanding	3,566,348	8,022,047	3,061,096	1,147,761	17,495,399	7,322,895
Net Assets	$ 91,415,424	$ 192,744,170	$ 40,059,283	$ 110,871,547	$ 166,539,702	$ 75,619,139
Cost of investments	$ 806,753,189	$ 598,910,035	$ 365,161,009	$ 707,013,375	$ 2,232,100,921	$ 560,665,846
Cost of foreign currency	$ —	$ —	$ —	$ —	$ 582,161	$ —
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ —	$ 59,350,320	$ —
(1) Includes Investment in securities on loan, at market value	$ 106,546	$ 6,340,632	$ 2,205,196	$ —	$ 184,460	$ 3,026,454
The accompanying notes are an integral part of these financial statements.
105

Hartford HLS Funds
 Statements of Operations
For the Year Ended December 31, 2023

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Investment Income:
Dividends	$ 20,389,335	$ 50,908,685	$ 38,146,383	$ 76,624,227	$ 1,426,803	$ 20,889,142
Interest	23,291,252	3,583,297	893,838	2,562,224	79,193	733,447
Securities lending — net	8,277	45,642	—	7,666	832	67,707
Foreign withholding tax reclaims	—	499,518	—	752,746	—	—
Less: Foreign tax withheld	(108,891)	(386,981)	—	(769,026)	(18,147)	(1,702,895)
Total investment income, net	43,579,973	54,650,161	39,040,221	79,177,837	1,488,681	19,987,401
Expenses:
Investment management fees	10,623,058	22,563,468	14,842,444	21,069,331	1,207,068	6,235,391
Administrative services fees
Class IC	—	35,475	156,859	—	—	—
Transfer agent fees
Class IA	5,086	8,074	8,061	6,155	4,903	7,080
Class IB	672	945	981	768	1,329	738
Class IC	—	37	223	—	—	—
Distribution fees
Class IB	491,162	907,556	690,889	926,323	75,681	204,900
Class IC	—	35,475	156,858	—	—	—
Custodian fees	8,858	16,607	11,160	32,177	7,540	44,419
Registration and filing fees	12,493	18,278	18,317	12,453	12,429	12,950
Accounting services fees	247,127	483,732	367,166	468,999	28,380	134,787
Board of Directors' fees	46,444	96,735	72,455	92,967	3,916	24,141
Audit and tax fees	41,392	48,584	26,936	41,897	27,200	51,848
Other expenses	118,724	148,195	106,448	176,344	18,872	93,159
Total expenses (before waivers, reimbursements and fees paid indirectly)	11,595,016	24,363,161	16,458,797	22,827,414	1,387,318	6,809,413
Management fee waivers	(504,734)	—	—	—	—	—
Commission recapture	(539)	(18,825)	(17,629)	(42,308)	(1,121)	(114)
Total waivers, reimbursements and fees paid indirectly	(505,273)	(18,825)	(17,629)	(42,308)	(1,121)	(114)
Total expenses	11,089,743	24,344,336	16,441,168	22,785,106	1,386,197	6,809,299
Net Investment Income (Loss)	32,490,230	30,305,825	22,599,053	56,392,731	102,484	13,178,102
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	97,033,462	37,763,336	98,054,024	182,382,109	747,537	(10,667,321)
Less: Foreign taxes paid on realized capital gains	—	—	—	—	—	(181,038)
Futures contracts	(353,508)	23,375,548	—	—	—	—
Other foreign currency transactions	20,086	54,440	4,816	67,103	6,824	(108,284)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	96,700,040	61,193,324	98,058,840	182,449,212	754,361	(10,956,643)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	102,079,849	537,245,502	382,165,001	204,891,228	4,321,911	93,757,445
Futures contracts	145,825	5,522,019	—	—	—	—
Translation of other assets and liabilities in foreign currencies	65,859	5,542	(517)	(2,078)	5,893	76,642
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	102,291,533	542,773,063	382,164,484	204,889,150	4,327,804	93,834,087
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	198,991,573	603,966,387	480,223,324	387,338,362	5,082,165	82,877,444
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 231,481,803	$ 634,272,212	$ 502,822,377	$ 443,731,093	$ 5,184,649	$ 96,055,546
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ —	$ —	$ —	$ (661,664)
The accompanying notes are an integral part of these financial statements.
106

Hartford HLS Funds
 Statements of Operations – (continued)
For the Year Ended December 31, 2023

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Investment Income:
Dividends	$ 7,160,152	$ 4,803,408	$ 3,153,423	$ 26,253,099	$ 144,383	$ —
Interest	57,543	452,496	168,938	1,105,830	75,217,097	25,769,055
Securities lending — net	34,487	49,384	50,787	12,556	24,299	57,302
Less: Foreign tax withheld	(19,993)	—	—	(83,760)	(46,057)	—
Total investment income, net	7,232,189	5,305,288	3,373,148	27,287,725	75,339,722	25,826,357
Expenses:
Investment management fees	8,028,663	4,421,209	3,131,104	6,459,593	8,370,447	2,351,718
Transfer agent fees
Class IA	6,732	5,487	5,491	5,273	5,745	5,062
Class IB	569	1,797	554	479	609	788
Distribution fees
Class IB	223,018	444,215	95,096	278,443	423,182	198,023
Custodian fees	11,657	4,980	15,616	6,243	20,798	3,626
Registration and filing fees	13,860	23,033	13,159	12,493	14,504	12,391
Accounting services fees	166,628	118,570	73,791	199,155	261,517	101,970
Board of Directors' fees	30,803	19,399	11,309	37,272	48,781	16,072
Audit and tax fees	29,843	30,125	32,960	29,847	46,269	42,191
Other expenses	62,969	78,544	43,789	87,634	131,519	67,284
Total expenses (before waivers, reimbursements and fees paid indirectly)	8,574,742	5,147,359	3,422,869	7,116,432	9,323,371	2,799,125
Commission recapture	(7,507)	(8,034)	(4,452)	(949)	—	—
Total waivers, reimbursements and fees paid indirectly	(7,507)	(8,034)	(4,452)	(949)	—	—
Total expenses	8,567,235	5,139,325	3,418,417	7,115,483	9,323,371	2,799,125
Net Investment Income (Loss)	(1,335,046)	165,963	(45,269)	20,172,242	66,016,351	23,027,232
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	38,354,045	65,187,923	(425,762)	38,162,945	(42,944,016)	(343,867)
Purchased options contracts	—	—	—	—	13,993	—
Futures contracts	—	—	—	—	802,745	—
Written options contracts	—	—	—	—	797,022	—
Swap contracts	—	—	—	—	(2,476,518)	—
Foreign currency contracts	—	—	—	—	(1,972,233)	—
Other foreign currency transactions	—	—	—	3,350	39,208	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	38,354,045	65,187,923	(425,762)	38,166,295	(45,739,799)	(343,867)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	121,099,139	56,908,462	65,100,374	39,506,263	98,253,844	6,491,205
Futures contracts	—	—	—	—	(3,188,748)	—
Swap contracts	—	—	—	—	1,069,399	—
Foreign currency contracts	—	—	—	—	333,563	—
Translation of other assets and liabilities in foreign currencies	—	—	—	—	69,017	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	121,099,139	56,908,462	65,100,374	39,506,263	96,537,075	6,491,205
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	159,453,184	122,096,385	64,674,612	77,672,558	50,797,276	6,147,338
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 158,118,138	$ 122,262,348	$ 64,629,343	$ 97,844,800	$ 116,813,627	$ 29,174,570
The accompanying notes are an integral part of these financial statements.
107

Hartford HLS Funds
 Statements of Changes in Net Assets

	Hartford Balanced HLS Fund		Hartford Capital Appreciation HLS Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income (loss)	$ 32,490,230	$ 26,443,021	$ 30,305,825	$ 25,227,055
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	96,700,040	49,601,120	61,193,324	35,912,012
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	102,291,533	(366,145,089)	542,773,063	(739,642,523)
Net Increase (Decrease) in Net Assets Resulting from Operations	231,481,803	(290,100,948)	634,272,212	(678,503,456)
Distributions to Shareholders:
Class IA	(69,414,974)	(235,269,227)	(78,837,685)	(462,293,161)
Class IB	(8,456,331)	(30,348,829)	(8,520,079)	(55,511,710)
Class IC	—	—	(296,738)	(4,579,357)
Total distributions	(77,871,305)	(265,618,056)	(87,654,502)	(522,384,228)
Capital Share Transactions:
Sold	10,003,506	8,695,096	23,301,060	25,635,408
Issued on reinvestment of distributions	77,871,305	265,618,056	87,654,502	522,384,228
Redeemed	(240,296,963)	(227,999,344)	(486,206,250)	(449,319,830)
Net increase (decrease) from capital share transactions	(152,422,152)	46,313,808	(375,250,688)	98,699,806
Net Increase (Decrease) in Net Assets	1,188,346	(509,405,196)	171,367,022	(1,102,187,878)
Net Assets:
Beginning of period	1,699,397,854	2,208,803,050	3,408,214,248	4,510,402,126
End of period	$ 1,700,586,200	$ 1,699,397,854	$ 3,579,581,270	$ 3,408,214,248
The accompanying notes are an integral part of these financial statements.
108

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income (loss)	$ 22,599,053	$ 24,296,026	$ 56,392,731	$ 54,037,563
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	98,058,840	17,190,322	182,449,212	297,761,610
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	382,164,484	(683,467,246)	204,889,150	(710,962,468)
Net Increase (Decrease) in Net Assets Resulting from Operations	502,822,377	(641,980,898)	443,731,093	(359,163,295)
Distributions to Shareholders:
Class IA	(33,301,220)	(157,383,630)	(304,312,836)	(385,201,370)
Class IB	(3,393,798)	(19,344,478)	(37,252,934)	(48,643,796)
Class IC	(593,693)	(4,180,932)	—	—
Total distributions	(37,288,711)	(180,909,040)	(341,565,770)	(433,845,166)
Capital Share Transactions:
Sold	28,670,757	23,277,374	112,252,518	68,294,388
Issued on reinvestment of distributions	37,288,711	180,909,040	341,565,770	433,845,166
Redeemed	(343,402,110)	(321,060,931)	(457,436,112)	(469,123,286)
Net increase (decrease) from capital share transactions	(277,442,642)	(116,874,517)	(3,617,824)	33,016,268
Net Increase (Decrease) in Net Assets	188,091,024	(939,764,455)	98,547,499	(759,992,193)
Net Assets:
Beginning of period	2,531,530,835	3,471,295,290	3,365,097,857	4,125,090,050
End of period	$ 2,719,621,859	$ 2,531,530,835	$ 3,463,645,356	$ 3,365,097,857
The accompanying notes are an integral part of these financial statements.
109

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Healthcare HLS Fund		Hartford International Opportunities HLS Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income (loss)	$ 102,484	$ 145,148	$ 13,178,102	$ 15,784,982
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	754,361	1,846,494	(10,956,643)	(46,855,748)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	4,327,804	(25,407,435)	93,834,087	(179,451,974)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,184,649	(23,415,793)	96,055,546	(210,522,740)
Distributions to Shareholders:
Class IA	(1,980,484)	(28,988,229)	(9,247,593)	(160,928,347)
Class IB	(532,405)	(8,169,954)	(713,800)	(16,407,281)
Total distributions	(2,512,889)	(37,158,183)	(9,961,393)	(177,335,628)
Capital Share Transactions:
Sold	7,780,186	6,630,344	44,323,068	47,734,594
Issued on reinvestment of distributions	2,512,889	37,158,183	9,961,393	177,335,628
Redeemed	(27,456,846)	(35,537,767)	(139,444,400)	(142,819,227)
Net increase (decrease) from capital share transactions	(17,163,771)	8,250,760	(85,159,939)	82,250,995
Net Increase (Decrease) in Net Assets	(14,492,011)	(52,323,216)	934,214	(305,607,373)
Net Assets:
Beginning of period	153,067,567	205,390,783	871,389,718	1,176,997,091
End of period	$ 138,575,556	$ 153,067,567	$ 872,323,932	$ 871,389,718
The accompanying notes are an integral part of these financial statements.
110

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford MidCap HLS Fund		Hartford Small Cap Growth HLS Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income (loss)	$ (1,335,046)	$ 690,460	$ 165,963	$ (1,008,274)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	38,354,045	74,948,149	65,187,923	(99,052,280)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	121,099,139	(554,367,328)	56,908,462	(278,930,155)
Net Increase (Decrease) in Net Assets Resulting from Operations	158,118,138	(478,728,719)	122,262,348	(378,990,709)
Distributions to Shareholders:
Class IA	(75,946,142)	(198,350,672)	—	(145,857,718)
Class IB	(6,787,836)	(15,789,357)	—	(32,638,843)
Total distributions	(82,733,978)	(214,140,029)	—	(178,496,561)
Capital Share Transactions:
Sold	60,088,138	63,623,913	63,486,537	139,734,072
Issued on reinvestment of distributions	82,733,978	214,140,029	—	178,496,561
Redeemed	(257,158,457)	(548,099,232)	(116,208,760)	(446,544,953)
Net increase (decrease) from capital share transactions	(114,336,341)	(270,335,290)	(52,722,223)	(128,314,320)
Net Increase (Decrease) in Net Assets	(38,952,181)	(963,204,038)	69,540,125	(685,801,590)
Net Assets:
Beginning of period	1,140,108,171	2,103,312,209	692,941,619	1,378,743,209
End of period	$ 1,101,155,990	$ 1,140,108,171	$ 762,481,744	$ 692,941,619
The accompanying notes are an integral part of these financial statements.
111

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Small Company HLS Fund		Hartford Stock HLS Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income (loss)	$ (45,269)	$ (512,101)	$ 20,172,242	$ 19,719,564
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(425,762)	(94,443,730)	38,166,295	65,100,542
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	65,100,374	(102,599,925)	39,506,263	(172,384,563)
Net Increase (Decrease) in Net Assets Resulting from Operations	64,629,343	(197,555,756)	97,844,800	(87,564,457)
Distributions to Shareholders:
Class IA	—	(84,063,157)	(75,334,720)	(152,615,340)
Class IB	—	(9,738,834)	(6,552,438)	(13,746,384)
Total distributions	—	(93,801,991)	(81,887,158)	(166,361,724)
Capital Share Transactions:
Sold	16,462,850	21,831,381	8,876,972	15,189,069
Issued on reinvestment of distributions	—	93,801,991	81,887,158	166,361,724
Redeemed	(66,515,923)	(57,302,976)	(171,396,875)	(172,242,382)
Net increase (decrease) from capital share transactions	(50,053,073)	58,330,396	(80,632,745)	9,308,411
Net Increase (Decrease) in Net Assets	14,576,270	(233,027,351)	(64,675,103)	(244,617,770)
Net Assets:
Beginning of period	417,594,889	650,622,240	1,404,287,964	1,648,905,734
End of period	$ 432,171,159	$ 417,594,889	$ 1,339,612,861	$ 1,404,287,964
The accompanying notes are an integral part of these financial statements.
112

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund		Hartford Ultrashort Bond HLS Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income (loss)	$ 66,016,351	$ 55,453,467	$ 23,027,232	$ 7,005,852
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(45,739,799)	(134,142,364)	(343,867)	(321,079)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	96,537,075	(238,543,750)	6,491,205	(8,625,157)
Net Increase (Decrease) in Net Assets Resulting from Operations	116,813,627	(317,232,647)	29,174,570	(1,940,384)
Distributions to Shareholders:
Class IA	(55,199,293)	(72,553,255)	(6,533,801)	(1,268,070)
Class IB	(5,333,502)	(7,592,524)	(786,067)	—
Total distributions	(60,532,795)	(80,145,779)	(7,319,868)	(1,268,070)
Capital Share Transactions:
Sold	147,641,434	112,677,907	35,193,599	48,023,827
Issued on reinvestment of distributions	60,532,795	80,145,779	7,319,868	1,268,070
Redeemed	(244,649,710)	(311,169,627)	(115,577,370)	(136,101,507)
Net increase (decrease) from capital share transactions	(36,475,481)	(118,345,941)	(73,063,903)	(86,809,610)
Net Increase (Decrease) in Net Assets	19,805,351	(515,724,367)	(51,209,201)	(90,018,064)
Net Assets:
Beginning of period	1,767,806,647	2,283,531,014	612,993,018	703,011,082
End of period	$ 1,787,611,998	$ 1,767,806,647	$ 561,783,817	$ 612,993,018
The accompanying notes are an integral part of these financial statements.
113

Hartford HLS Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Balanced HLS Fund
For the Year Ended December 31, 2023
IA	$ 26.27	$ 0.54	$ 3.28	$ 3.82	$ (0.53)	$ (0.80)	$ (1.33)	$ 28.76	14.78%	$ 1,502,119	0.66%	0.63%	1.96%	57% (4)
IB	26.88	0.48	3.35	3.83	(0.45)	(0.80)	(1.25)	29.46	14.50	198,467	0.91	0.88	1.71	57 (4)
For the Year Ended December 31, 2022
IA	$ 35.47	$ 0.44	$ (5.08)	$ (4.64)	$ (0.53)	$ (4.03)	$ (4.56)	$ 26.27	(13.42)%	$ 1,499,116	0.65%	0.62%	1.44%	53% (4)
IB	36.18	0.37	(5.19)	(4.82)	(0.45)	(4.03)	(4.48)	26.88	(13.66)	200,282	0.90	0.87	1.19	53 (4)
For the Year Ended December 31, 2021
IA	$ 31.56	$ 0.44	$ 5.70	$ 6.14	$ (0.35)	$ (1.88)	$ (2.23)	$ 35.47	19.64%	$ 1,948,846	0.66%	0.63%	1.29%	48% (4)
IB	32.15	0.36	5.81	6.17	(0.26)	(1.88)	(2.14)	36.18	19.37	259,957	0.91	0.88	1.04	48 (4)
For the Year Ended December 31, 2020
IA	$ 30.27	$ 0.48	$ 2.92	$ 3.40	$ (0.51)	$ (1.60)	$ (2.11)	$ 31.56	11.62%	$ 1,809,745	0.66%	0.63%	1.63%	43% (4)
IB	30.80	0.41	2.97	3.38	(0.43)	(1.60)	(2.03)	32.15	11.35	242,476	0.91	0.88	1.38	43 (4)
For the Year Ended December 31, 2019
IA	$ 27.47	$ 0.54(5)	$ 5.47(5)	$ 6.01	$ (0.56)	$ (2.65)	$ (3.21)	$ 30.27	22.80%	$ 1,849,582	0.66%	0.63%	1.81% (5)	38%
IB	27.91	0.47 (5)	5.55 (5)	6.02	(0.48)	(2.65)	(3.13)	30.80	22.47	247,264	0.91	0.88	1.56 (5)	38
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2023
IA	$ 39.37	$ 0.38	$ 7.42	$ 7.80	$ (0.38)	$ (0.74)	$ (1.12)	$ 46.05	19.97%	$ 3,194,008	0.67%	0.67%	0.88%	49%
IB	38.39	0.26	7.23	7.49	(0.27)	(0.74)	(1.01)	44.87	19.67	371,021	0.92	0.92	0.63	49
IC	38.65	0.16	7.27	7.43	(0.16)	(0.74)	(0.90)	45.18	19.38	14,552	1.17	1.17	0.38	49
For the Year Ended December 31, 2022
IA	$ 54.26	$ 0.32	$ (8.52)	$ (8.20)	$ (0.41)	$ (6.28)	$ (6.69)	$ 39.37	(15.28)%	$ 3,034,471	0.67%	0.67%	0.71%	64%
IB	53.10	0.20	(8.33)	(8.13)	(0.30)	(6.28)	(6.58)	38.39	(15.48)	359,906	0.92	0.92	0.46	64
IC	53.33	0.07	(8.35)	(8.28)	(0.12)	(6.28)	(6.40)	38.65	(15.71)	13,837	1.17	1.17	0.16	64
For the Year Ended December 31, 2021
IA	$ 51.85	$ 0.33	$ 7.27	$ 7.60	$ (0.26)	$ (4.93)	$ (5.19)	$ 54.26	14.76%	$ 3,986,182	0.67%	0.67%	0.61%	58%
IB	50.85	0.19	7.11	7.30	(0.12)	(4.93)	(5.05)	53.10	14.45	483,113	0.92	0.92	0.36	58
IC	51.08	0.06	7.14	7.20	(0.02)	(4.93)	(4.95)	53.33	14.18	41,107	1.17	1.17	0.11	58
For the Year Ended December 31, 2020
IA	$ 46.05	$ 0.42	$ 9.37	$ 9.79	$ (0.45)	$ (3.54)	$ (3.99)	$ 51.85	21.91%	$ 4,024,340	0.68%	0.68%	0.91%	80%
IB	45.24	0.30	9.18	9.48	(0.33)	(3.54)	(3.87)	50.85	21.62	487,576	0.93	0.93	0.66	80
IC	45.45	0.19	9.20	9.39	(0.22)	(3.54)	(3.76)	51.08	21.32	39,361	1.18	1.18	0.41	80
For the Year Ended December 31, 2019
IA	$ 39.89	$ 0.48	$ 11.47	$ 11.95	$ (0.53)	$ (5.26)	$ (5.79)	$ 46.05	31.28%	$ 3,847,850	0.68%	0.68%	1.06%	56%
IB	39.28	0.36	11.28	11.64	(0.42)	(5.26)	(5.68)	45.24	30.96	474,982	0.93	0.93	0.81	56
IC	39.54	0.25	11.34	11.59	(0.42)	(5.26)	(5.68)	45.45	30.63	35,043	1.18	1.18	0.56	56
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2023
IA	$ 15.78	$ 0.16	$ 3.18	$ 3.34	$ (0.15)	$ (0.11)	$ (0.26)	$ 18.86	21.24%	$ 2,371,805	0.59%	0.59%	0.90%	22%
IB	15.50	0.11	3.12	3.23	(0.10)	(0.11)	(0.21)	18.52	20.95	283,695	0.84	0.84	0.66	22
IC	15.78	0.07	3.18	3.25	(0.06)	(0.11)	(0.17)	18.86	20.66	64,122	1.09	1.09	0.41	22
For the Year Ended December 31, 2022
IA	$ 20.85	$ 0.16	$ (4.06)	$ (3.90)	$ (0.18)	$ (0.99)	$ (1.17)	$ 15.78	(18.96)%	$ 2,196,538	0.59%	0.59%	0.90%	13%
IB	20.51	0.11	(4.00)	(3.89)	(0.13)	(0.99)	(1.12)	15.50	(19.20)	272,407	0.84	0.84	0.65	13
IC	20.85	0.07	(4.06)	(3.99)	(0.09)	(0.99)	(1.08)	15.78	(19.40)	62,585	1.09	1.09	0.40	13
The accompanying notes are an integral part of these financial statements.
114

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Disciplined Equity HLS Fund – (continued)
For the Year Ended December 31, 2021
IA	$ 17.40	$ 0.13	$ 4.29	$ 4.42	$ (0.12)	$ (0.85)	$ (0.97)	$ 20.85	25.52%	$ 2,997,803	0.60%	0.60%	0.64%	14%
IB	17.13	0.08	4.21	4.29	(0.06)	(0.85)	(0.91)	20.51	25.21	385,018	0.85	0.85	0.39	14
IC	17.40	0.03	4.28	4.31	(0.01)	(0.85)	(0.86)	20.85	24.92	88,474	1.10	1.10	0.14	14
For the Year Ended December 31, 2020
IA	$ 15.97	$ 0.12	$ 2.64	$ 2.76	$ (0.06)	$ (1.27)	$ (1.33)	$ 17.40	18.04%	$ 2,701,619	0.66%	0.66%	0.75%	23%
IB	15.76	0.08	2.60	2.68	(0.04)	(1.27)	(1.31)	17.13	17.78	365,246	0.91	0.91	0.50	23
IC (6)	15.34	0.01	2.08	2.09	(0.03)	—	(0.03)	17.40	13.60 (7)	78,487	1.11 (8)	1.11 (8)	0.23 (8)	23
For the Year Ended December 31, 2019
IA	$ 13.59	$ 0.13	$ 4.26	$ 4.39	$ (0.14)	$ (1.87)	$ (2.01)	$ 15.97	34.12%	$ 573,688	0.78%	0.78%	0.82%	15%
IB	13.44	0.09	4.20	4.29	(0.10)	(1.87)	(1.97)	15.76	33.76	80,224	1.03	1.03	0.57	15
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2023
IA	$ 22.04	$ 0.38	$ 2.58	$ 2.96	$ (0.34)	$ (2.03)	$ (2.37)	$ 22.63	14.18%	$ 3,085,357	0.66%	0.66%	1.69%	27%
IB	21.86	0.32	2.56	2.88	(0.29)	(2.03)	(2.32)	22.42	13.89	378,288	0.91	0.91	1.44	27
For the Year Ended December 31, 2022
IA	$ 27.58	$ 0.38	$ (2.83)	$ (2.45)	$ (0.40)	$ (2.69)	$ (3.09)	$ 22.04	(8.93)%	$ 2,986,097	0.65%	0.65%	1.52%	23%
IB	27.38	0.31	(2.80)	(2.49)	(0.34)	(2.69)	(3.03)	21.86	(9.15)	379,001	0.90	0.90	1.27	23
For the Year Ended December 31, 2021
IA	$ 22.19	$ 0.35	$ 6.67	$ 7.02	$ (0.34)	$ (1.29)	$ (1.63)	$ 27.58	32.00%	$ 3,654,208	0.66%	0.66%	1.36%	21%
IB	22.04	0.28	6.62	6.90	(0.27)	(1.29)	(1.56)	27.38	31.68	470,882	0.91	0.91	1.12	21
For the Year Ended December 31, 2020
IA	$ 22.08	$ 0.40	$ 1.18	$ 1.58	$ (0.39)	$ (1.08)	$ (1.47)	$ 22.19	7.77%	$ 3,109,772	0.68%	0.68%	1.95%	24%
IB	21.96	0.34	1.16	1.50	(0.34)	(1.08)	(1.42)	22.04	7.45	412,528	0.93	0.93	1.70	24
For the Year Ended December 31, 2019
IA	$ 19.91	$ 0.41	$ 4.91	$ 5.32	$ (0.40)	$ (2.75)	$ (3.15)	$ 22.08	28.60%	$ 2,916,542	0.68%	0.68%	1.85%	19%
IB	19.82	0.35	4.89	5.24	(0.35)	(2.75)	(3.10)	21.96	28.30	393,014	0.93	0.93	1.60	19
Hartford Healthcare HLS Fund
For the Year Ended December 31, 2023
IA	$ 16.05	$ 0.02	$ 0.63	$ 0.65	$ (0.08)	$ (0.21)	$ (0.29)	$ 16.41	4.11%	$ 109,010	0.92%	0.92%	0.13%	28%
IB	14.14	(0.02)	0.55	0.53	(0.04)	(0.21)	(0.25)	14.42	3.81	29,565	1.17	1.17	(0.12)	28
For the Year Ended December 31, 2022
IA	$ 23.57	$ 0.03	$ (2.90)	$ (2.87)	$ —	$ (4.65)	$ (4.65)	$ 16.05	(11.24)%	$ 120,656	0.91%	0.91%	0.14%	34%
IB	21.47	(0.02)	(2.66)	(2.68)	—	(4.65)	(4.65)	14.14	(11.47)	32,411	1.16	1.16	(0.11)	34
For the Year Ended December 31, 2021
IA	$ 23.88	$ (0.01)	$ 2.44	$ 2.43	$ (0.06)	$ (2.68)	$ (2.74)	$ 23.57	10.01%	$ 164,964	0.92%	0.92%	(0.05)%	51%
IB	21.97	(0.07)	2.25	2.18	—	(2.68)	(2.68)	21.47	9.76	40,427	1.17	1.17	(0.30)	51
For the Year Ended December 31, 2020
IA	$ 23.67	$ 0.02	$ 4.94	$ 4.96	$ (0.13)	$ (4.62)	$ (4.75)	$ 23.88	23.10%	$ 190,371	0.91%	0.91%	0.07%	42%
IB	22.12	(0.04)	4.58	4.54	(0.07)	(4.62)	(4.69)	21.97	22.79	43,662	1.16	1.16	(0.18)	42
For the Year Ended December 31, 2019
IA	$ 20.56	$ 0.03	$ 6.31	$ 6.34	$ —	$ (3.23)	$ (3.23)	$ 23.67	33.95%	$ 191,260	0.91%	0.91%	0.11%	42%
IB	19.44	(0.03)	5.94	5.91	—	(3.23)	(3.23)	22.12	33.68	41,992	1.16	1.16	(0.16)	42
The accompanying notes are an integral part of these financial statements.
115

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2023
IA	$ 13.71	$ 0.22	$ 1.37	$ 1.59	$ (0.17)	$ —	$ (0.17)	$ 15.13	11.72%	$ 791,135	0.76%	0.76%	1.54%	54%
IB	13.99	0.19	1.40	1.59	(0.13)	—	(0.13)	15.45	11.45	81,189	1.01	1.01	1.29	54
For the Year Ended December 31, 2022
IA	$ 20.90	$ 0.27	$ (4.13)	$ (3.86)	$ (0.29)	$ (3.04)	$ (3.33)	$ 13.71	(18.14)%	$ 787,084	0.75%	0.75%	1.69%	91%
IB	21.21	0.24	(4.19)	(3.95)	(0.23)	(3.04)	(3.27)	13.99	(18.32)	84,305	1.00	1.00	1.44	91
For the Year Ended December 31, 2021
IA	$ 19.58	$ 0.22	$ 1.31	$ 1.53	$ (0.21)	$ —	$ (0.21)	$ 20.90	7.82%	$ 1,064,640	0.73%	0.73%	1.09%	95%
IB	19.86	0.18	1.32	1.50	(0.15)	—	(0.15)	21.21	7.57	112,357	0.98	0.98	0.84	95
For the Year Ended December 31, 2020
IA	$ 16.56	$ 0.10	$ 3.24	$ 3.34	$ (0.32)	$ —	$ (0.32)	$ 19.58	20.45%	$ 1,095,213	0.76%	0.76%	0.61%	107%
IB	16.80	0.06	3.27	3.33	(0.27)	—	(0.27)	19.86	20.09	143,449	1.01	1.01	0.36	107
For the Year Ended December 31, 2019
IA	$ 13.91	$ 0.27	$ 3.30	$ 3.57	$ (0.30)	$ (0.62)	$ (0.92)	$ 16.56	26.43%	$ 1,093,030	0.74%	0.74%	1.74%	88%
IB	14.09	0.24	3.35	3.59	(0.26)	(0.62)	(0.88)	16.80	26.14	135,655	0.99	0.99	1.48	88
Hartford MidCap HLS Fund
For the Year Ended December 31, 2023
IA	$ 25.69	$ (0.03)	$ 3.67	$ 3.64	$ (0.01)	$ (1.97)	$ (1.98)	$ 27.35	14.83%	$ 1,009,741	0.73%	0.73%	(0.10)%	40%
IB	24.24	(0.09)	3.45	3.36	—	(1.97)	(1.97)	25.63	14.54	91,415	0.98	0.98	(0.35)	40
For the Year Ended December 31, 2022
IA	$ 40.31	$ 0.02	$ (9.57)	$ (9.55)	$ (0.29)	$ (4.78)	$ (5.07)	$ 25.69	(24.27)%	$ 1,051,771	0.71%	0.71%	0.06%	44%
IB	38.35	(0.05)	(9.09)	(9.14)	(0.19)	(4.78)	(4.97)	24.24	(24.46)	88,337	0.96	0.96	(0.18)	44
For the Year Ended December 31, 2021
IA	$ 43.44	$ 0.29	$ 3.97	$ 4.26	$ —	$ (7.39)	$ (7.39)	$ 40.31	9.91%	$ 1,973,242	0.69%	0.69%	0.65%	28%
IB	41.76	0.15	3.83	3.98	—	(7.39)	(7.39)	38.35	9.62	130,071	0.94	0.94	0.37	28
For the Year Ended December 31, 2020
IA	$ 38.17	$ 0.03	$ 8.90	$ 8.93	$ (0.02)	$ (3.64)	$ (3.66)	$ 43.44	25.10%	$ 2,377,320	0.70%	0.70%	0.07%	50%
IB	36.90	(0.04)	8.54	8.50	—	(3.64)	(3.64)	41.76	24.80	140,632	0.95	0.95	(0.11)	50
For the Year Ended December 31, 2019
IA	$ 33.77	$ 0.05	$ 10.56	$ 10.61	$ (0.07)	$ (6.14)	$ (6.21)	$ 38.17	32.87%	$ 2,045,156	0.69%	0.69%	0.12%	29%
IB	32.85	(0.05)	10.24	10.19	—	(6.14)	(6.14)	36.90	32.49	55,049	0.94	0.94	(0.12)	29
Hartford Small Cap Growth HLS Fund
For the Year Ended December 31, 2023
IA	$ 21.71	$ 0.02	$ 3.98	$ 4.00	$ —	$ —	$ —	$ 25.71	18.42%	$ 569,738	0.65%	0.65%	0.08%	63%
IB	20.35	(0.04)	3.72	3.68	—	—	—	24.03	18.08	192,744	0.90	0.90	(0.16)	63
For the Year Ended December 31, 2022
IA	$ 36.60	$ (0.02)	$ (10.09)	$ (10.11)	$ —	$ (4.78)	$ (4.78)	$ 21.71	(28.46)%	$ 522,920	0.64%	0.64%	(0.06)%	52%
IB	34.77	(0.07)	(9.57)	(9.64)	—	(4.78)	(4.78)	20.35	(28.61)	170,021	0.89	0.89	(0.30)	52
For the Year Ended December 31, 2021
IA	$ 38.15	$ (0.04)	$ 1.68	$ 1.64	$ —	$ (3.19)	$ (3.19)	$ 36.60	4.02%	$ 1,153,860	0.63%	0.63%	(0.11)%	44%
IB	36.48	(0.13)	1.61	1.48	—	(3.19)	(3.19)	34.77	3.76	224,883	0.88	0.88	(0.36)	44
For the Year Ended December 31, 2020
IA	$ 29.72	$ (0.02)	$ 9.57	$ 9.55	$ —	$ (1.12)	$ (1.12)	$ 38.15	33.20%	$ 1,224,012	0.67%	0.67%	(0.07)%	61%
IB	28.53	(0.09)	9.16	9.07	—	(1.12)	(1.12)	36.48	32.89	201,033	0.92	0.92	(0.34)	61
The accompanying notes are an integral part of these financial statements.
116

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Growth HLS Fund – (continued)
For the Year Ended December 31, 2019
IA	$ 26.76	$ 0.03	$ 8.61	$ 8.64	$ —	$ (5.68)	$ (5.68)	$ 29.72	35.81%	$ 954,063	0.64%	0.64%	0.11%	42%
IB	25.95	(0.04)	8.30	8.26	—	(5.68)	(5.68)	28.53	35.45	381,057	0.89	0.89	(0.14)	42
Hartford Small Company HLS Fund
For the Year Ended December 31, 2023
IA	$ 13.57	$ (0.00) (9)	$ 2.26	$ 2.26	$ —	$ —	$ —	$ 15.83	16.65%	$ 392,112	0.80%	0.80%	0.01%	39%
IB	11.24	(0.03)	1.88	1.85	—	—	—	13.09	16.46	40,059	1.05	1.05	(0.24)	39
For the Year Ended December 31, 2022
IA	$ 24.57	$ (0.01)	$ (7.33)	$ (7.34)	$ —	$ (3.66)	$ (3.66)	$ 13.57	(30.88)%	$ 379,584	0.79%	0.79%	(0.08)%	87%
IB	21.25	(0.05)	(6.30)	(6.35)	—	(3.66)	(3.66)	11.24	(31.07)	38,011	1.04	1.04	(0.33)	87
For the Year Ended December 31, 2021
IA	$ 27.44	$ (0.14)	$ 0.66	$ 0.52	$ —	$ (3.39)	$ (3.39)	$ 24.57	1.56%	$ 590,597	0.77%	0.77%	(0.51)%	111%
IB	24.23	(0.19)	0.60	0.41	—	(3.39)	(3.39)	21.25	1.30	60,025	1.02	1.02	(0.79)	111
For the Year Ended December 31, 2020
IA	$ 20.45	$ (0.07)	$ 10.38	$ 10.31	$ —	$ (3.32)	$ (3.32)	$ 27.44	55.52%	$ 540,764	0.81%	0.81%	(0.32)%	105%
IB	18.44	(0.11)	9.22	9.11	—	(3.32)	(3.32)	24.23	55.03	67,898	1.06	1.06	(0.56)	105
For the Year Ended December 31, 2019
IA	$ 18.38	$ (0.05)	$ 6.36	$ 6.31	$ —	$ (4.24)	$ (4.24)	$ 20.45	37.00%	$ 572,642	0.79%	0.79%	(0.23)%	79%
IB	16.94	(0.09)	5.83	5.74	—	(4.24)	(4.24)	18.44	36.77	51,691	1.04	1.04	(0.49)	79
Hartford Stock HLS Fund
For the Year Ended December 31, 2023
IA	$ 95.62	$ 1.45	$ 5.62	$ 7.07	$ (1.25)	$ (4.76)	$ (6.01)	$ 96.68	7.72%	$ 1,228,741	0.51%	0.51%	1.53%	8%
IB	95.55	1.21	5.61	6.82	(1.01)	(4.76)	(5.77)	96.60	7.45	110,872	0.76	0.76	1.28	8
For the Year Ended December 31, 2022
IA	$113.91	$ 1.40	$ (7.51)	$ (6.11)	$ (1.62)	$ (10.56)	$ (12.18)	$ 95.62	(5.14)%	$ 1,286,070	0.51%	0.51%	1.37%	10%
IB	113.84	1.14	(7.50)	(6.36)	(1.37)	(10.56)	(11.93)	95.55	(5.37)	118,218	0.76	0.76	1.12	10
For the Year Ended December 31, 2021
IA	$ 95.52	$ 1.38	$ 22.20	$ 23.58	$ (1.30)	$ (3.89)	$ (5.19)	$ 113.91	24.98%	$ 1,506,206	0.51%	0.51%	1.32%	15%
IB	95.48	1.12	22.15	23.27	(1.02)	(3.89)	(4.91)	113.84	24.67	142,700	0.76	0.76	1.07	15
For the Year Ended December 31, 2020
IA	$ 92.58	$ 1.39	$ 9.21	$ 10.60	$ (1.48)	$ (6.18)	$ (7.66)	$ 95.52	12.08%	$ 1,360,099	0.52%	0.52%	1.57%	15%
IB	92.57	1.17	9.17	10.34	(1.25)	(6.18)	(7.43)	95.48	11.79	129,670	0.77	0.77	1.32	15
For the Year Ended December 31, 2019
IA	$ 78.10	$ 1.43	$ 22.40	$ 23.83	$ (1.46)	$ (7.89)	$ (9.35)	$ 92.58	31.22%	$ 1,375,643	0.51%	0.51%	1.59%	15%
IB	78.11	1.20	22.39	23.59	(1.24)	(7.89)	(9.13)	92.57	30.89	133,951	0.76	0.76	1.34	15
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2023
IA	$ 9.27	$ 0.35	$ 0.28	$ 0.63	$ (0.33)	$ —	$ (0.33)	$ 9.57	6.97%	$ 1,621,072	0.50%	0.50%	3.77%	52% (10)
IB	9.22	0.33	0.27	0.60	(0.30)	—	(0.30)	9.52	6.69	166,540	0.75	0.75	3.51	52 (10)
For the Year Ended December 31, 2022
IA	$ 11.29	$ 0.29	$ (1.88)	$ (1.59)	$ (0.31)	$ (0.12)	$ (0.43)	$ 9.27	(14.21)%	$ 1,592,156	0.50%	0.50%	2.87%	58% (10)
IB	11.22	0.26	(1.87)	(1.61)	(0.27)	(0.12)	(0.39)	9.22	(14.41)	175,651	0.75	0.75	2.62	58 (10)
The accompanying notes are an integral part of these financial statements.
117

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Total Return Bond HLS Fund – (continued)
For the Year Ended December 31, 2021
IA	$ 11.98	$ 0.24	$ (0.35)	$ (0.11)	$ (0.29)	$ (0.29)	$ (0.58)	$ 11.29	(0.95)%	$ 2,045,579	0.50%	0.50%	2.09%	61% (10)
IB	11.91	0.21	(0.35)	(0.14)	(0.26)	(0.29)	(0.55)	11.22	(1.18)	237,952	0.75	0.75	1.84	61 (10)
For the Year Ended December 31, 2020
IA	$ 11.44	$ 0.29	$ 0.73	$ 1.02	$ (0.45)	$ (0.03)	$ (0.48)	$ 11.98	9.03%	$ 2,110,986	0.51%	0.51%	2.45%	62% (10)
IB	11.38	0.26	0.72	0.98	(0.42)	(0.03)	(0.45)	11.91	8.71	265,900	0.76	0.76	2.19	62 (10)
For the Year Ended December 31, 2019
IA	$ 10.76	$ 0.36(11)	$ 0.77(11)	$ 1.13	$ (0.45)	$ —	$ (0.45)	$ 11.44	10.65%	$ 1,873,182	0.51%	0.51%	3.16% (11)	61%
IB	10.70	0.33 (11)	0.77 (11)	1.10	(0.42)	—	(0.42)	11.38	10.32	214,338	0.76	0.76	2.91 (11)	61
Hartford Ultrashort Bond HLS Fund
For the Year Ended December 31, 2023
IA	$ 9.96	$ 0.40	$ 0.11	$ 0.51	$ (0.13)	$ —	$ (0.13)	$ 10.34	5.18%	$ 486,165	0.44%	0.44%	3.95%	56%
IB	9.95	0.37	0.11	0.48	(0.10)	—	(0.10)	10.33	4.88	75,619	0.69	0.69	3.70	56
For the Year Ended December 31, 2022
IA	$ 10.00	$ 0.11	$ (0.13)	$ (0.02)	$ (0.02)	$ —	$ (0.02)	$ 9.96	(0.17)%	$ 529,433	0.43%	0.43%	1.10%	66%
IB	9.99	0.08	(0.12)	(0.04)	—	—	—	9.95	(0.40)	83,560	0.68	0.68	0.84	66
For the Year Ended December 31, 2021
IA	$ 10.09	$ 0.02	$ (0.04)	$ (0.02)	$ (0.07)	$ —	$ (0.07)	$ 10.00	(0.19)%	$ 605,732	0.44%	0.44%	0.15%	73%
IB	10.09	(0.01)	(0.04)	(0.05)	(0.05)	—	(0.05)	9.99	(0.46)	97,279	0.69	0.69	(0.10)	73
For the Year Ended December 31, 2020
IA	$ 10.19	$ 0.10	$ 0.05	$ 0.15	$ (0.25)	$ —	$ (0.25)	$ 10.09	1.44%	$ 657,375	0.46%	0.46%	0.95%	76%
IB	10.18	0.07	0.06	0.13	(0.22)	—	(0.22)	10.09	1.27	110,250	0.71	0.71	0.67	76
For the Year Ended December 31, 2019
IA	$ 10.10	$ 0.23	$ 0.05	$ 0.28	$ (0.19)	$ —	$ (0.19)	$ 10.19	2.81%	$ 393,590	0.45%	0.45%	2.21%	70%
IB	10.09	0.20	0.06	0.26	(0.17)	—	(0.17)	10.18	2.54	57,142	0.70	0.70	1.96	70

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 59%, 61%, 49% and 48% for the fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(5)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and a decrease to ratio of net investment income to average net assets for less than 0.005% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.
(6)	Commenced operations on September 18, 2020.
(7)	Not annualized.
(8)	Annualized.
(9)	Per share amount is less than $0.005.
(10)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 422%, 431%, 494% and 564% for the fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(11)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.
The accompanying notes are an integral part of these financial statements.
118

Hartford HLS Funds
 Notes to Financial Statements
 December 31, 2023

1.	Organization:
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company" and collectively, the “Companies”) are each an open-end registered management investment company comprised of eleven and one series, respectively, as of December 31, 2023. Financial statements for the series of each Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

Hartford Series Fund, Inc.:
Hartford Balanced HLS Fund (the "Balanced HLS Fund")
Hartford Capital Appreciation HLS Fund (the "Capital Appreciation HLS Fund")
Hartford Disciplined Equity HLS Fund (the "Disciplined Equity HLS Fund")
Hartford Dividend and Growth HLS Fund (the "Dividend and Growth HLS Fund")
Hartford Healthcare HLS Fund (the "Healthcare HLS Fund")
Hartford International Opportunities HLS Fund (the "International Opportunities HLS Fund")
Hartford MidCap HLS Fund (the "MidCap HLS Fund")
Hartford Small Company HLS Fund (the "Small Company HLS Fund")
Hartford Stock HLS Fund (the "Stock HLS Fund")
Hartford Total Return Bond HLS Fund (the "Total Return Bond HLS Fund")
Hartford Ultrashort Bond HLS Fund (the "Ultrashort Bond HLS Fund")

Hartford HLS Series Fund II, Inc.:
Hartford Small Cap Growth HLS Fund (the "Small Cap Growth HLS Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of insurance companies and certain qualified pension or retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified pension or retirement plans may choose the Funds if permitted by their plans.
Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies."
Each Fund has registered for sale Class IA and IB shares. Each of Capital Appreciation HLS Fund and Disciplined Equity HLS Fund also has registered for sale Class IC shares. Class IA and Class IB shares of each Fund are closed to certain investors. The Small Cap Growth HLS Fund and Small Company HLS Fund are closed to new investors, subject to certain exceptions set forth in the Funds' prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative services fee.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
119

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the respective Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee (the "Valuation Committee"). The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase or redeem shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
120

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, such Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
The Capital Appreciation HLS Fund and the Dividend and Growth HLS Fund filed claims to recover taxes withheld on prior year reclaims (EU reclaims) related to French taxes withheld on dividend income from 2009, 2010 and 2011. The Capital Appreciation HLS Fund and the Dividend and Growth HLS Fund received EU reclaims with related interest in the amount of $499,518 and $752,746, respectively, which is recorded on the Statement of Operations as Foreign withholding tax reclaims.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which such Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
121

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized capital gains, if any, at least once per year. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2023.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of December 31, 2023.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating
122

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2023.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of December 31, 2023.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of December 31, 2023.
f)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of December 31, 2023.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional
123

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended December 31, 2023, each of Balanced HLS Fund, Capital Appreciation HLS Fund and Total Return Bond HLS Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended December 31, 2023, the Total Return Bond HLS Fund had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended December 31, 2023, the Total Return Bond HLS Fund had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the
124

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended December 31, 2023, the Total Return Bond HLS Fund had used Credit Default Swap Contracts.
125

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g., Secured Overnight Financing Rate (“SOFR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the year ended December 31, 2023, the Total Return Bond HLS Fund had used Interest Rate Swap Contracts.
e)	Additional Derivative Instrument Information:
Balanced HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 213,236	$ —	$ —	$ —	$ —	$ 213,236
Total	$ 213,236	$ —	$ —	$ —	$ —	$ 213,236

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (353,508)	$ —	$ —	$ —	$ —	$ (353,508)
Total	$ (353,508)	$ —	$ —	$ —	$ —	$ (353,508)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 145,825	$ —	$ —	$ —	$ —	$ 145,825
Total	$ 145,825	$ —	$ —	$ —	$ —	$ 145,825
For the year ended December 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	249
Futures Contracts Number of Short Contracts	(37)
126

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

Capital Appreciation HLS Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 1,923,011	$ —	$ 1,923,011
Total	$ —	$ —	$ —	$ 1,923,011	$ —	$ 1,923,011

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 23,375,548	$ —	$ 23,375,548
Total	$ —	$ —	$ —	$ 23,375,548	$ —	$ 23,375,548
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 5,522,019	$ —	$ 5,522,019
Total	$ —	$ —	$ —	$ 5,522,019	$ —	$ 5,522,019
For the year ended December 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	225
Total Return Bond HLS Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 8,390,175	$ —	$ —	$ —	$ —	$ 8,390,175
Unrealized appreciation on swap contracts(2)	1,561,255	—	—	—	—	1,561,255
Total	$ 9,951,430	$ —	$ —	$ —	$ —	$ 9,951,430
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 8,591,558	$ —	$ —	$ —	$ —	$ 8,591,558
Unrealized depreciation on foreign currency contracts	—	412,052	—	—	—	412,052
Unrealized depreciation on swap contracts(2)	455,995	—	620,356	—	—	1,076,351
Total	$ 9,047,553	$ 412,052	$ 620,356	$ —	$ —	$ 10,079,961

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

127

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

Total Return Bond HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ 13,993	$ —	$ —	$ —	$ —	$ 13,993
Net realized gain (loss) on futures contracts	802,745	—	—	—	—	802,745
Net realized gain (loss) on written options contracts	797,022	—	—	—	—	797,022
Net realized gain (loss) on swap contracts	(554,799)	—	(1,921,719)	—	—	(2,476,518)
Net realized gain (loss) on foreign currency contracts	—	(1,972,233)	—	—	—	(1,972,233)
Total	$ 1,058,961	$ (1,972,233)	$ (1,921,719)	$ —	$ —	$ (2,834,991)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (3,188,748)	$ —	$ —	$ —	$ —	$ (3,188,748)
Net change in unrealized appreciation (depreciation) of swap contracts	1,105,260	—	(35,861)	—	—	1,069,399
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	333,563	—	—	—	333,563
Total	$ (2,083,488)	$ 333,563	$ (35,861)	$ —	$ —	$ (1,785,786)
For the year ended December 31, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 2,105,333
Futures Contracts Number of Long Contracts	3,219
Futures Contracts Number of Short Contracts	(1,580)
Written Options at Notional Amount	$ (22,400,833)
Swap Contracts at Notional Amount	$ 65,908,607
Foreign Currency Contracts Purchased at Contract Amount	$ 2,191,608
Foreign Currency Contracts Sold at Contract Amount	$ 44,072,643
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of December 31, 2023:

Balanced HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 213,236	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	213,236	—
Derivatives not subject to a MNA	(213,236)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

128

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 1,923,011	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,923,011	—
Derivatives not subject to a MNA	(1,923,011)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ —	$ (412,052)
Futures contracts	8,390,175	(8,591,558)
Swap contracts	1,561,255	(1,076,351)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,951,430	(10,079,961)
Derivatives not subject to a MNA	(9,951,430)	9,667,909
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ (412,052)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$ (12,428)	$ —	$ —	$ —	$ (12,428)
Deutsche Bank Securities, Inc.	(399,624)	—	72,059	160,000	(167,565)
Total	$ (412,052)	$ —	$ 72,059	$ 160,000	$ (179,993)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of a Fund's investments, including exacerbating other pre-existing political, social and economic risks.
The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject
129

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
Geopolitical events, including the invasion of Ukraine by Russia and the conflict between Israel and Hamas, have injected uncertainty into the global financial markets. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, have adversely affected and could continue to adversely affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), non-taxable distributions from underlying investments, RICs, certain derivatives, losses deferred due to straddle adjustments and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
130

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2023 and December 31, 2022 are as follows:

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Balanced HLS Fund	$ 30,261,139	$ 47,610,166	$ 42,466,612	$ 223,151,444
Capital Appreciation HLS Fund	33,627,880	54,026,622	64,891,675	457,492,553
Disciplined Equity HLS Fund	20,367,256	16,921,455	35,832,973	145,076,067
Dividend and Growth HLS Fund	52,723,896	288,841,874	72,697,937	361,147,229
Healthcare HLS Fund	615,343	1,897,546	3,816,291	33,341,892
International Opportunities HLS Fund	9,961,393	—	40,967,010	136,368,618
MidCap HLS Fund	5,954,860	76,779,118	12,084,551	202,055,478
Small Cap Growth HLS Fund	—	—	7,681,251	170,815,310
Small Company HLS Fund	—	—	11,972,762	81,829,229
Stock HLS Fund	17,000,012	64,887,146	26,880,254	139,481,470
Total Return Bond HLS Fund	60,532,795	—	61,202,717	18,943,062
Ultrashort Bond HLS Fund	7,319,868	—	1,268,070	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of December 31, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$ 3,134,004	$ 95,974,977	$ —	$ (1,519,193)	$ 388,983,482	$ 486,573,270
Capital Appreciation HLS Fund	39,194,625	22,411,908	—	—	870,409,241	932,015,774
Disciplined Equity HLS Fund	2,702,190	96,848,015	—	—	999,142,635	1,098,692,840
Dividend and Growth HLS Fund	5,540,876	182,085,110	—	—	1,326,557,330	1,514,183,316
Healthcare HLS Fund	108,182	883,464	—	—	35,202,171	36,193,817
International Opportunities HLS Fund	12,920,512	—	(58,513,302)	—	152,580,228	106,987,438
MidCap HLS Fund	4,779,454	15,797,013	—	—	262,006,362	282,582,829
Small Cap Growth HLS Fund	1,900,938	—	(31,482,735)	—	157,922,114	128,340,317
Small Company HLS Fund	—	—	(92,046,243)	—	63,451,512	(28,594,731)
Stock HLS Fund	3,174,631	38,162,198	—	—	624,419,759	665,756,588
Total Return Bond HLS Fund	62,668,039	—	(184,990,325)	(1,139,771)	(152,651,068)	(276,113,125)
Ultrashort Bond HLS Fund	23,071,439	—	(12,504,922)	—	(2,970,418)	7,596,099
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as net operating losses, subsequent adjustments to wash sales, non-taxable distributions from underlying investments, and partnerships. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation HLS Fund	$ (15,642)	$ 15,642
Disciplined Equity HLS Fund	(5,272)	5,272
Small Cap Growth HLS Fund	10,291	(10,291)
Small Company HLS Fund	(451,373)	451,373
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
131

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

At December 31, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
International Opportunities HLS Fund	$ 52,013,759	$ 6,499,543
Small Cap Growth HLS Fund	31,482,735	—
Small Company HLS Fund	87,607,448	4,438,795
Total Return Bond HLS Fund*	96,162,694	88,827,631
Ultrashort Bond HLS Fund	672,779	11,832,143

*	Future utilization of losses are subject to limitation under current tax laws.
During the year ended December 31, 2023, the Small Cap Growth Fund utilized $64,593,901 and the Small Company Fund utilized $1,002,753 of prior year capital loss carryforward.
The Balanced HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend And Growth HLS Fund, Healthcare HLS Fund, MidCap HLS Fund, and Stock HLS Fund had no capital loss carryforward for U.S. federal tax purposes as of December 31, 2023.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at December 31, 2023 is different from book purposes primarily due to wash sale loss deferrals, PFICs mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced HLS Fund	$ 1,303,152,757	$ 415,971,393	$ (27,091,401)	$ 388,879,992
Capital Appreciation HLS Fund	2,666,576,186	916,844,035	(46,432,209)	870,411,826
Disciplined Equity HLS Fund	1,698,650,656	1,031,320,109	(32,176,433)	999,143,676
Dividend and Growth HLS Fund	2,104,928,361	1,357,679,877	(31,122,799)	1,326,557,078
Healthcare HLS Fund	102,632,516	43,332,287	(8,133,348)	35,198,939
International Opportunities HLS Fund	712,755,109	168,590,880	(15,125,324)	153,465,556
MidCap HLS Fund	835,227,866	301,522,029	(39,515,667)	262,006,362
Small Cap Growth HLS Fund	607,507,453	182,951,524	(25,029,410)	157,922,114
Small Company HLS Fund	370,348,061	96,312,783	(32,861,271)	63,451,512
Stock HLS Fund	710,771,129	627,861,846	(3,442,087)	624,419,759
Total Return Bond HLS Fund	2,232,668,690	25,104,752	(177,824,241)	(152,719,489)
Ultrashort Bond HLS Fund	560,665,846	1,467,646	(4,438,064)	(2,970,418)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of December 31, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
132

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:
Fund	Management Fee Rates
Balanced HLS Fund*	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion
Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
Disciplined Equity HLS Fund	0.6000% on first $1 billion and;
0.5500% on next $4 billion and;
0.5300% on next $5 billion and;
0.5000% over $10 billion
Dividend and Growth HLS Fund	0.6900% on first $250 million and;
0.6425% on next $250 million and;
0.6325% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion
International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion
Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion
133

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

Fund	Management Fee Rates
Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion
Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion
Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

*	HFMC voluntarily waived a portion of its contractual management fee equal to 0.03% as an annual percentage rate of the Balanced HLS Fund’s average daily net assets from January 1, 2023 through December 31, 2023.
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund.
d)	Fees Paid Indirectly – Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc., on behalf of its series except Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. For the year ended December 31, 2023, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	N/A
Capital Appreciation HLS Fund	0.67%	0.92%	1.17%
Disciplined Equity HLS Fund	0.59%	0.84%	1.09%
Dividend and Growth HLS Fund	0.65%	0.90%	N/A
Healthcare HLS Fund	0.92%	1.17%	N/A
International Opportunities HLS Fund	0.76%	1.01%	N/A
MidCap HLS Fund	0.73%	0.98%	N/A
Small Cap Growth HLS Fund	0.65%	0.90%	N/A
Small Company HLS Fund	0.80%	1.05%	N/A
Stock HLS Fund	0.51%	0.76%	N/A
Total Return Bond HLS Fund	0.50%	0.75%	N/A
Ultrashort Bond HLS Fund	0.44%	0.69%	N/A
e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and Hartford Series Fund, Inc. on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.
134

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.
Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund's 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company's Board of Directors may determine.
f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.
g)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2023, a portion of each Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced HLS Fund	$ 3,816
Capital Appreciation HLS Fund	7,959
Disciplined Equity HLS Fund	5,927
Dividend and Growth HLS Fund	7,609
Healthcare HLS Fund	322
International Opportunities HLS Fund	1,981
MidCap HLS Fund	2,636
Small Cap Growth HLS Fund	1,664
Small Company HLS Fund	953
Stock HLS Fund	3,029
Total Return Bond HLS Fund	3,933
Ultrashort Bond HLS Fund	1,308
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and SS&C GIDS, Inc. ("SS&C", formerly known as DST Asset Manager Solutions, Inc.), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended December 31, 2023, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.00%*	0.00%*	N/A
Capital Appreciation HLS Fund	0.00%*	0.00%*	0.00%*
Disciplined Equity HLS Fund	0.00%*	0.00%*	0.00%*
Dividend and Growth HLS Fund	0.00%*	0.00%*	N/A
Healthcare HLS Fund	0.00%*	0.00%*	N/A
International Opportunities HLS Fund	0.00%*	0.00%*	N/A
MidCap HLS Fund	0.00%*	0.00%*	N/A
Small Cap Growth HLS Fund	0.00%*	0.00%*	N/A
Small Company HLS Fund	0.00%*	0.00%*	N/A
Stock HLS Fund	0.00%*	0.00%*	N/A
Total Return Bond HLS Fund	0.00%*	0.00%*	N/A
Ultrashort Bond HLS Fund	0.00%*	0.00%*	N/A

*	Percentage rounds to zero.
135

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

8.	Securities Lending:
Each Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of December 31, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Balanced HLS Fund	$ 670,421	$ 701,851	$ —
Capital Appreciation HLS Fund	10,853,794	11,438,686	—
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	12,220,659	16,112,083	—
Healthcare HLS Fund	612,390	631,410	—
International Opportunities HLS Fund	1,403,784	1,480,458	—
MidCap HLS Fund	106,546	109,000	—
Small Cap Growth HLS Fund	6,340,632	6,722,774	—
Small Company HLS Fund	2,205,196	2,327,133	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	184,460	192,750	—
Ultrashort Bond HLS Fund	3,026,454	3,169,858	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
136

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

9.	Investment Transactions:
For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$ 503,841,923	$ 672,343,074	$ 436,469,198	$ 447,243,144	$ 940,311,121	$ 1,119,586,218
Capital Appreciation HLS Fund	1,688,588,598	2,107,268,623	—	—	1,688,588,598	2,107,268,623
Disciplined Equity HLS Fund	565,592,443	853,406,200	—	—	565,592,443	853,406,200
Dividend and Growth HLS Fund	879,041,559	1,175,589,735	—	—	879,041,559	1,175,589,735
Healthcare HLS Fund	39,878,117	58,492,167	—	—	39,878,117	58,492,167
International Opportunities HLS Fund	458,208,605	531,949,006	—	—	458,208,605	531,949,006
MidCap HLS Fund	453,810,218	655,190,505	—	—	453,810,218	655,190,505
Small Cap Growth HLS Fund	450,704,563	497,037,296	—	—	450,704,563	497,037,296
Small Company HLS Fund	160,850,747	208,747,682	—	—	160,850,747	208,747,682
Stock HLS Fund	111,778,794	229,084,653	—	—	111,778,794	229,084,653
Total Return Bond HLS Fund	476,901,527	478,405,728	418,549,957	427,041,230	895,451,484	905,446,958
Ultrashort Bond HLS Fund	254,975,870	273,215,738	60,975,822	19,020,429	315,951,692	292,236,167
10.	Capital Share Transactions:
The following information is for the years ended December 31, 2023 and December 31, 2022:

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Balanced HLS Fund
Class IA
Shares Sold	330,989	$ 9,054,110	219,884	$ 6,632,090
Shares Issued for Reinvested Dividends	2,502,161	69,414,975	8,609,461	235,269,227
Shares Redeemed	(7,667,422)	(210,959,860)	(6,702,016)	(201,054,701)
Net Increase (Decrease)	(4,834,272)	(132,490,775)	2,127,329	40,846,616
Class IB
Shares Sold	33,899	$ 949,396	62,482	$ 2,063,006
Shares Issued for Reinvested Dividends	298,556	8,456,330	1,086,696	30,348,829
Shares Redeemed	(1,045,841)	(29,337,103)	(883,907)	(26,944,643)
Net Increase (Decrease)	(713,386)	(19,931,377)	265,271	5,467,192
Total Net Increase (Decrease)	(5,547,658)	$ (152,422,152)	2,392,600	$ 46,313,808
Capital Appreciation HLS Fund
Class IA
Shares Sold	473,051	$ 20,021,492	478,265	$ 21,183,735
Shares Issued for Reinvested Dividends	1,796,937	78,837,685	11,514,100	462,293,161
Shares Redeemed	(9,984,492)	(427,051,346)	(8,387,017)	(373,524,847)
Net Increase (Decrease)	(7,714,504)	(328,192,169)	3,605,348	109,952,049
Class IB
Shares Sold	64,617	$ 2,662,403	79,217	$ 3,581,150
Shares Issued for Reinvested Dividends	200,428	8,520,079	1,419,968	55,511,710
Shares Redeemed	(1,371,172)	(56,730,261)	(1,222,050)	(53,739,530)
Net Increase (Decrease)	(1,106,127)	(45,547,779)	277,135	5,353,330
Class IC
Shares Sold	14,723	$ 617,165	20,134	$ 870,523
Shares Issued for Reinvested Dividends	6,980	296,738	116,731	4,579,357
Shares Redeemed	(57,612)	(2,424,643)	(549,701)	(22,055,453)
Net Increase (Decrease)	(35,909)	(1,510,740)	(412,836)	(16,605,573)
Total Net Increase (Decrease)	(8,856,540)	$ (375,250,688)	3,469,647	$ 98,699,806
137

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Disciplined Equity HLS Fund
Class IA
Shares Sold	1,003,054	$ 16,899,096	1,053,612	$ 18,127,590
Shares Issued for Reinvested Dividends	1,830,969	33,301,220	9,490,549	157,383,630
Shares Redeemed	(16,274,982)	(280,156,696)	(15,060,986)	(265,431,648)
Net Increase (Decrease)	(13,440,959)	(229,956,380)	(4,516,825)	(89,920,428)
Class IB
Shares Sold	641,095	$ 10,655,506	225,041	$ 3,936,722
Shares Issued for Reinvested Dividends	191,373	3,393,798	1,186,882	19,344,478
Shares Redeemed	(3,088,023)	(51,869,515)	(2,609,863)	(45,206,359)
Net Increase (Decrease)	(2,255,555)	(37,820,211)	(1,197,940)	(21,925,159)
Class IC
Shares Sold	63,911	$ 1,116,155	65,269	$ 1,213,062
Shares Issued for Reinvested Dividends	33,253	593,693	252,005	4,180,932
Shares Redeemed	(663,616)	(11,375,899)	(594,398)	(10,422,924)
Net Increase (Decrease)	(566,452)	(9,666,051)	(277,124)	(5,028,930)
Total Net Increase (Decrease)	(16,262,966)	$ (277,442,642)	(5,991,889)	$ (116,874,517)
Dividend and Growth HLS Fund
Class IA
Shares Sold	4,494,734	$ 100,289,824	2,440,332	$ 60,072,245
Shares Issued for Reinvested Dividends	14,145,906	304,312,836	17,111,680	385,201,370
Shares Redeemed	(17,777,058)	(396,753,813)	(16,574,436)	(410,801,466)
Net Increase (Decrease)	863,582	7,848,847	2,977,576	34,472,149
Class IB
Shares Sold	531,618	$ 11,962,694	336,645	$ 8,222,143
Shares Issued for Reinvested Dividends	1,752,329	37,252,934	2,181,673	48,643,796
Shares Redeemed	(2,747,117)	(60,682,299)	(2,378,170)	(58,321,820)
Net Increase (Decrease)	(463,170)	(11,466,671)	140,148	(1,455,881)
Total Net Increase (Decrease)	400,412	$ (3,617,824)	3,117,724	$ 33,016,268
Healthcare HLS Fund
Class IA
Shares Sold	443,435	$ 6,991,320	330,069	$ 5,869,382
Shares Issued for Reinvested Dividends	125,905	1,980,484	1,893,418	28,988,229
Shares Redeemed	(1,442,733)	(22,801,995)	(1,704,922)	(31,464,215)
Net Increase (Decrease)	(873,393)	(13,830,191)	518,565	3,393,396
Class IB
Shares Sold	57,081	$ 788,866	47,033	$ 760,962
Shares Issued for Reinvested Dividends	38,468	532,405	605,182	8,169,954
Shares Redeemed	(337,821)	(4,654,851)	(243,296)	(4,073,552)
Net Increase (Decrease)	(242,272)	(3,333,580)	408,919	4,857,364
Total Net Increase (Decrease)	(1,115,665)	$ (17,163,771)	927,484	$ 8,250,760
International Opportunities HLS Fund
Class IA
Shares Sold	2,929,809	$ 42,214,909	2,701,606	$ 43,715,504
Shares Issued for Reinvested Dividends	659,130	9,247,593	11,991,680	160,928,347
Shares Redeemed	(8,710,915)	(125,239,364)	(8,230,906)	(131,059,144)
Net Increase (Decrease)	(5,121,976)	(73,776,862)	6,462,380	73,584,707
Class IB
Shares Sold	143,998	$ 2,108,159	255,274	$ 4,019,090
Shares Issued for Reinvested Dividends	49,812	713,800	1,197,612	16,407,281
Shares Redeemed	(964,939)	(14,205,036)	(722,909)	(11,760,083)
Net Increase (Decrease)	(771,129)	(11,383,077)	729,977	8,666,288
Total Net Increase (Decrease)	(5,893,105)	$ (85,159,939)	7,192,357	$ 82,250,995
138

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
MidCap HLS Fund
Class IA
Shares Sold	2,161,425	$ 57,430,387	1,926,333	$ 60,792,609
Shares Issued for Reinvested Dividends	2,997,228	75,946,142	7,357,221	198,350,672
Shares Redeemed	(9,184,929)	(245,433,066)	(17,288,434)	(534,589,256)
Net Increase (Decrease)	(4,026,276)	(112,056,537)	(8,004,880)	(275,445,975)
Class IB
Shares Sold	105,589	$ 2,657,751	98,754	$ 2,831,304
Shares Issued for Reinvested Dividends	285,432	6,787,836	620,163	15,789,357
Shares Redeemed	(469,063)	(11,725,391)	(465,863)	(13,509,976)
Net Increase (Decrease)	(78,042)	(2,279,804)	253,054	5,110,685
Total Net Increase (Decrease)	(4,104,318)	$ (114,336,341)	(7,751,826)	$ (270,335,290)
Small Cap Growth HLS Fund
Class IA
Shares Sold	1,944,732	$ 45,345,538	3,682,957	$ 101,103,808
Shares Issued for Reinvested Dividends	—	—	6,286,971	145,857,718
Shares Redeemed	(3,863,762)	(90,872,333)	(17,409,584)	(418,561,213)
Net Increase (Decrease)	(1,919,030)	(45,526,795)	(7,439,656)	(171,599,687)
Class IB
Shares Sold	826,265	$ 18,140,999	1,507,838	$ 38,630,264
Shares Issued for Reinvested Dividends	—	—	1,500,636	32,638,843
Shares Redeemed	(1,160,707)	(25,336,427)	(1,118,910)	(27,983,740)
Net Increase (Decrease)	(334,442)	(7,195,428)	1,889,564	43,285,367
Total Net Increase (Decrease)	(2,253,472)	$ (52,722,223)	(5,550,092)	$ (128,314,320)
Small Company HLS Fund
Class IA
Shares Sold	1,007,689	$ 14,341,000	1,044,667	$ 18,816,229
Shares Issued for Reinvested Dividends	—	—	5,781,510	84,063,157
Shares Redeemed	(4,223,323)	(60,681,730)	(2,885,740)	(50,472,696)
Net Increase (Decrease)	(3,215,634)	(46,340,730)	3,940,437	52,406,690
Class IB
Shares Sold	178,421	$ 2,121,850	207,806	$ 3,015,152
Shares Issued for Reinvested Dividends	—	—	807,532	9,738,834
Shares Redeemed	(498,957)	(5,834,193)	(458,458)	(6,830,280)
Net Increase (Decrease)	(320,536)	(3,712,343)	556,880	5,923,706
Total Net Increase (Decrease)	(3,536,170)	$ (50,053,073)	4,497,317	$ 58,330,396
Stock HLS Fund
Class IA
Shares Sold	79,681	$ 7,536,323	116,363	$ 12,078,931
Shares Issued for Reinvested Dividends	810,289	75,334,720	1,608,971	152,615,340
Shares Redeemed	(1,630,067)	(154,860,279)	(1,498,739)	(152,487,895)
Net Increase (Decrease)	(740,097)	(71,989,236)	226,595	12,206,376
Class IB
Shares Sold	14,367	$ 1,340,649	30,369	$ 3,110,138
Shares Issued for Reinvested Dividends	70,725	6,552,438	145,284	13,746,384
Shares Redeemed	(174,534)	(16,536,596)	(191,911)	(19,754,487)
Net Increase (Decrease)	(89,442)	(8,643,509)	(16,258)	(2,897,965)
Total Net Increase (Decrease)	(829,539)	$ (80,632,745)	210,337	$ 9,308,411
Total Return Bond HLS Fund
Class IA
Shares Sold	15,176,034	$ 142,684,898	10,735,180	$ 108,243,934
Shares Issued for Reinvested Dividends	6,106,117	55,199,293	7,581,322	72,553,256
Shares Redeemed	(23,541,416)	(219,847,805)	(27,849,075)	(277,496,565)
Net Increase (Decrease)	(2,259,265)	(21,963,614)	(9,532,573)	(96,699,375)
139

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class IB
Shares Sold	531,491	$ 4,956,536	440,393	$ 4,433,973
Shares Issued for Reinvested Dividends	592,611	5,333,502	796,697	7,592,523
Shares Redeemed	(2,673,019)	(24,801,905)	(3,401,588)	(33,673,062)
Net Increase (Decrease)	(1,548,917)	(14,511,867)	(2,164,498)	(21,646,566)
Total Net Increase (Decrease)	(3,808,182)	$ (36,475,481)	(11,697,071)	$ (118,345,941)
Ultrashort Bond HLS Fund
Class IA
Shares Sold	2,730,430	$ 27,707,145	3,581,498	$ 35,571,225
Shares Issued for Reinvested Dividends	646,911	6,533,801	128,217	1,268,070
Shares Redeemed	(9,506,009)	(96,390,807)	(11,136,975)	(110,402,716)
Net Increase (Decrease)	(6,128,668)	(62,149,861)	(7,427,260)	(73,563,421)
Class IB
Shares Sold	738,435	$ 7,486,454	1,255,473	$ 12,452,602
Shares Issued for Reinvested Dividends	77,828	786,067	—	—
Shares Redeemed	(1,895,524)	(19,186,563)	(2,595,085)	(25,698,791)
Net Increase (Decrease)	(1,079,261)	(10,914,042)	(1,339,612)	(13,246,189)
Total Net Increase (Decrease)	(7,207,929)	$ (73,063,903)	(8,766,872)	$ (86,809,610)
11.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 2, 2023. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From January 1, 2022 through March 2, 2023, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended December 31, 2023, none of the Funds had borrowings under these facilities.
12.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
13.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating with the SEC impact of these rule and form amendment changes.
14.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
At a meeting held February 13-14, 2024, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganization of Hartford Small Cap Growth HLS Fund (the “Existing Fund”), a series of Hartford HLS Series Fund II, Inc., into a newly created “shell” series of Hartford Series Fund, Inc. (the “Shell Fund”). The Shell Fund will be identical to the Existing Fund, except for its registrant. It is anticipated that immediately
140

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2023

before the opening of business on April 29, 2024, all of the assets and liabilities of the Existing Fund will be transferred to the Shell Fund solely in exchange for shares of the Shell Fund. The Existing Fund will distribute the shares of the Shell Fund received in the exchange to its shareholders, and then the Existing Fund will be liquidated.
141

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and Shareholders of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Cap Growth HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, and Hartford Ultrashort Bond HLS Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, and Hartford Ultrashort Bond HLS Fund (constituting Hartford Series Fund, Inc.) and Hartford Small Cap Growth HLS Fund (constituting Hartford HLS Series Fund II, Inc.) (hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 25, 2020 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2024
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
142

Hartford HLS Funds
Directors and Officers of each Company (Unaudited)

Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a, “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of December 31, 2023. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	83	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to December 2022.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	83	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	83	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director and Chair of Altus Power, Inc (since December 2021).
143

Hartford HLS Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Assurance, LTD, AG (a global provider of property, casualty and specialty insurance and reinsurance solutions).	83	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present); currently serves as a Director of Hamilton Insurance Group, Ltd. (October 2023 to present); and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	83	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	83	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	83	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
144

Hartford HLS Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of each Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
145

Hartford HLS Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
146

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Hartford Balanced HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Healthcare HLS Fund
Hartford International Opportunities HLS Fund
Hartford MidCap HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on September 6-7, 2023, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between each of HLS and HLS II, on behalf of each of their respective series listed above, and Hartford Funds Management Company, LLC (“HFMC”); and (ii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund-by-Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of an appropriate group of investment companies selected by Broadridge. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and
147

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)  – (continued)

to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Directors presented HFMC and its affiliates with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to, or assumed by, the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to environmental, social and/or governance (ESG) investing, to the extent applicable. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds and HFMC’s oversight of these practices.
The Board considered the benefits to shareholders of investing in a fund that is part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes.
148

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)  – (continued)

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that the Hartford Capital Appreciation HLS Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying portfolio managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of investment managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
The Board considered that the Consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant previously reported that such process is reasonable, sound and consistent with common industry practice. The Board noted that HFMC’s process for calculating and reporting Fund profitability is consistent with the process previously reviewed by the Consultant.
Based on these considerations, the Board concluded that the profits realized by HFMC and its affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual
149

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)  – (continued)

management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Healthcare HLS Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale. The Board considered that the Funds are closed to certain investors.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed
150

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)  – (continued)

information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class IA shares (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class IA shares (net of all fees and expenses) as of March 31, 2023. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 50 basis points above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual management fee, actual management fee, and total operating expenses of its Class IA shares, as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by Broadridge.
Hartford Balanced HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses were in the 2nd quintile. The Board noted that HFMC had voluntarily agreed to waive a portion of its management fee for the Fund.
Hartford Capital Appreciation HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 2nd quintile of its expense group.
Hartford Disciplined Equity HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses were in the 2nd quintile of its expense group.
151

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)  – (continued)

Hartford Dividend and Growth HLS Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period, above its benchmark for the 3-year period, and below its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses were in the 3rd quintile.
Hartford Healthcare HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 2nd quintile, while its actual management fee was in the 4th quintile.
Hartford International Opportunities HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period, and in line with its benchmark for the 5-year period. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its expense group.
Hartford MidCap HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 1st quintile.
Hartford Small Cap Growth HLS Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its expense group.
Hartford Small Company HLS Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.
152

Hartford HLS Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)  – (continued)

Hartford Stock HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile while its total expenses were in the 2nd quintile of its expense group.
Hartford Total Return Bond HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses were in the 3rd quintile of its expense group.
Hartford Ultrashort Bond HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 2nd quintile of its expense group.
  *  *  *   *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
153

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2024), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford (Asia) Limited; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Corporate Underwriters Limited; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Management (UK) Limited; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford Underwriting Agency Limited; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators Management Company, Inc.; Navigators Specialty Insurance Company; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2024

[This page is intentionally left blank]

Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Fund” and collectively, the “Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.
This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
HLSAR23    02/24     Printed in the U.S.A.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$17,534 for the fiscal year ended December 31, 2022; $25,101 for the fiscal year ended December 31, 2023.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended December 31, 2022; $0 for the fiscal year ended December 31, 2023.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$4,607 for the fiscal year ended December 31, 2022; $4,607 for the fiscal year ended December 31, 2023. Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$60 for the fiscal year ended December 31, 2022; $54 for the fiscal year ended December 31, 2023. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2023, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $4,667 for the fiscal year ended December 31, 2022; $4,661 for the fiscal year ended December 31, 2023.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $120,925 for the fiscal year ended December 31, 2022 and $121,199 for the fiscal year ended December 31, 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-

adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 23, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 23, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: February 23, 2024	By:	/s/ Ankit Puri
Ankit Puri
Treasurer
(Principal Financial Officer and Principal Accounting Officer)